UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  (811-22708)

Brown Advisory Funds
(Exact name of Registrant as specified in charter)

901 South Bond Street Suite 400
Baltimore, MD 21231
(Address of principal executive offices) (Zip code)

David M. Churchill
President
Brown Advisory Funds
901 South Bond Street Suite 400
Baltimore, MD 21231
 (Name and address of agent for service)

(410) 537-5400
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2014

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

December 31, 2014

Brown Advisory Growth Equity Fund
Brown Advisory Value Equity Fund
Brown Advisory Flexible Equity Fund
Brown Advisory Equity Income Fund
Brown Advisory Sustainable Growth Fund
Brown Advisory Small-Cap Growth Fund
Brown Advisory Small-Cap Fundamental Value Fund
Brown Advisory Opportunity Fund
Brown Advisory Multi-Strategy Fund
Brown Advisory Intermediate Income Fund
Brown Advisory Total Return Fund
Brown Advisory Strategic Bond Fund
Brown Advisory Maryland Bond Fund
Brown Advisory Tax Exempt Bond Fund
Brown Advisory Mortgage Securities Fund
Brown Advisory – WMC Strategic European Equity Fund
Brown Advisory – WMC Japan Alpha Opportunities Fund
Brown Advisory – Somerset Emerging Markets Fund
Brown Advisory Emerging Markets Small-Cap Fund

The views in the report contained herein were those of the Funds’ investment adviser, Brown Advisory LLC, or, for the sub-advised funds, of the respective sub-adviser, as of December 31, 2014 and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of December 31, 2014. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in each Fund, they do not constitute investment advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security. Performance figures include the reinvestment of dividend and capital gain distributions.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Administrator, U.S. Bancorp Fund Services, LLC.

TOPIX Index Values and TOPIX Marks are subject to the proprietary rights owned by the Tokyo Stock Exchange, Inc.

TABLE OF CONTENTS

Brown Advisory Growth Equity Fund
A Message to our Shareholders, December 31, 2014	1
Schedule of Investments, December 31, 2014	3
Brown Advisory Value Equity Fund
A Message to our Shareholders, December 31, 2014	4
Schedule of Investments, December 31, 2014	6
Brown Advisory Flexible Equity Fund
A Message to our Shareholders, December 31, 2014	7
Schedule of Investments, December 31, 2014	9
Brown Advisory Equity Income Fund
A Message to our Shareholders, December 31, 2014	10
Schedule of Investments, December 31, 2014	12
Brown Advisory Sustainable Growth Fund
A Message to our Shareholders, December 31, 2014	13
Schedule of Investments, December 31, 2014	15
Brown Advisory Small-Cap Growth Fund
A Message to our Shareholders, December 31, 2014	16
Schedule of Investments, December 31, 2014	18
Brown Advisory Small-Cap Fundamental Value Fund
A Message to our Shareholders, December 31, 2014	20
Schedule of Investments, December 31, 2014	22
Brown Advisory Opportunity Fund
A Message to our Shareholders, December 31, 2014	23
Schedule of Investments, December 31, 2014	25
Brown Advisory Multi-Strategy Fund
A Message to our Shareholders, December 31, 2014	27
Schedule of Investments, December 31, 2014	30
Brown Advisory Intermediate Income Fund
A Message to our Shareholders, December 31, 2014	31
Schedule of Investments, December 31, 2014	32
Brown Advisory Total Return Fund
A Message to our Shareholders, December 31, 2014	34
Schedule of Investments, December 31, 2014	35
Brown Advisory Strategic Bond Fund
A Message to our Shareholders, December 31, 2014	37
Schedule of Investments, December 31, 2014	38
Brown Advisory Maryland Bond Fund
A Message to our Shareholders, December 31, 2014	41
Schedule of Investments, December 31, 2014	42
Brown Advisory Tax Exempt Bond Fund
A Message to our Shareholders, December 31, 2014	46
Schedule of Investments, December 31, 2014	47
Brown Advisory Mortgage Securities Fund
A Message to our Shareholders, December 31, 2014	50
Schedule of Investments, December 31, 2014	51
Brown Advisory – WMC Strategic European Equity Fund
A Message to our Shareholders, December 31, 2014	56
Schedule of Investments, December 31, 2014	58
Brown Advisory – WMC Japan Alpha Opportunities Fund
A Message to our Shareholders, December 31, 2014	60
Schedule of Investments, December 31, 2014	62
Brown Advisory – Somerset Emerging Markets Fund
A Message to our Shareholders, December 31, 2014	65
Schedule of Investments, December 31, 2014	66

Brown Advisory Emerging Markets Small-Cap Fund
A Message to our Shareholders, December 31, 2014	68
Schedule of Investments, December 31, 2014	70
Statements of Assets and Liabilities	72
Statements of Operations	77
Statements of Changes in Net Assets	82
Financial Highlights	92
Notes to Financial Statements	136
Additional Information	157

GLOSSARY OF TERMS

Alpha refers to the abnormal rate of return on a security or portfolio in excess of what would be predicted by an equilibrium model like the capital asset pricing model (CAPM).

Barclays 1-10 Year Blended Municipal Bond Index is a market index of high quality, domestic fixed income securities with maturities of less than 10 years.

Barclays Intermediate US Aggregate Bond Index represents domestic taxable investment-grade bonds with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities and durations in the intermediate range. This index represents a sector of the Barclays US Aggregate Bond Index.

Barclays Mortgage Backed Securities Index is a market value-weighted index which covers the mortgage-backed securities component of the Barclays US Aggregate Bond Index. The index is composed of agency mortgage-backed passthrough securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.

Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.  The index includes Treasuries, government-related and corporate securities, MBS, ABS and CMBS.

Basis point is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security. 1% is equal to 100 basis points.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Book value is the net asset value of a company, calculated by total assets minus intangible assets (patents, goodwill) and liabilities.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Correlation is a statistical measurement of how two securities move in relation to each other.

Dividend Yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment for a stock.

Downside Capture is a statistical measure of a fund’s performance in down markets. For example, a fund with downside capture of 90% would only have declined 90% as much as the related index during the same down market period.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year. The term can apply to actual data from previous periods or estimated data for future periods.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Earnings Yield is the earnings per share for the most recent 12-month period divided by the current market price per share. The earnings yield shows the percentage of each dollar invested in the stock that was earned by the company.

EBITDA is the Earnings Before Interest, Taxes, Depreciation and Amortization. An approximate measure of a company’s operating cash flow based on data from the company’s income statement.

Enterprise Value (EV) is a measure of a company’s value, often used as an alternative to straightforward market capitalization. Enterprise Value is calculated as market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

Forward price to earnings ratio uses forecasted earnings, rather than current earnings, to calculate the price to earnings ratio.

Free Cash Flow is the operating cash flows (net income plus amortization and depreciation) minus capital expenditures and dividends. Free cash flow is the amount of cash that a company has left over after it has paid all of its expenses, including investments.

Gross Domestic Product (GDP) is the monetary value of all the goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments, and exports minus imports.

MSCI All Country World Index ex-U.S. is a market capitalization weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

GLOSSARY OF TERMS

MSCI Emerging Markets Small-Cap Index is a free float-adjusted market capitalization index that is designed to measure small cap equity market performance in the global emerging markets.

MSCI Europe Index is an index that captures large and mid cap representation across 15 developed market countries in Europe.

Price to Book Value Ratio is ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price to earnings ratio (P/E) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Return of Capital (ROC) is a return from an investment that is not considered income. The return of capital is when some or all of the money an investor has in an investment is paid back to him or her, thus decreasing the value of the investment.

Return on Capital Employed (ROCE) is a financial ratio that measures a company’s profitability and the efficiency with which its capital is employed. Return on Capital Employed (ROCE) is calculated as:  ROCE = Earnings Before Interest and Tax (EBIT) / Capital Employed.

Return on Equity (ROE) is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Return on Invested Capital (ROIC) is a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments. ROIC is typically calculated by taking a company’s net income, subtracting dividends the company paid out and dividing that amount by the company’s total capital.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the of the U.S. equity universe. It includes those Russell 1000® companies with higher price to book value ratios and higher forecasted growth values.

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price to book value ratios and lower expected growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price to book value ratios and higher forecasted growth values.

Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price to book value ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.

S&P Balanced Equity and Bond – Moderate Index is the moderate profile of the S&P Balanced Equity and Bond Series which combines investable S&P indices for core equity and fixed income to provide a regulary rebalanced multi-asset measure for conservative, moderate and growth risk-reward profiles.

S&P 500 Index (“S&P 500”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks.

Tier 1 Capital Ratio is a comparison between a banking firm’s core equity capital and total risk-weighted assets. A firm’s core equity capital is known as its Tier 1 capital and is the measure of a bank’s financial strength based on the sum of its equity capital and disclosed reserves, and sometimes non-redeemable, non-cumulative preferred stock. A firm’s risk-weighted assets include all assets that the firm holds that are systematically weighted for credit risk. Central banks typically develop the weighting scale for different asset classes, such as cash and coins, which have zero risk, versus a letter or credit, which carries more risk.

TOPIX Total Return U.S. Dollar Hedged Index is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange, hedged to eliminate the impact of the change in value between the US Dollar and Japanese Yen.

Turnover refers to a fund buying or selling securities. (The fund “turns over” its portfolio.) A fund pays transaction costs, such as commissions, when it buys and sells securities. Additionally, a higher turnover rate may result in higher taxes when the fund shares are held in a taxable account.

Yield Curve is a line that plots the yields of securities having equal credit quality but different maturity dates.

The broad based market indexes referenced in the following management commentaries are considered representative of their indicated market, the indexes are unmanaged and do not reflect the deduction of fees, such as, investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
December 31, 2014

Dear Shareholder:

During the six-month period ended December 31, 2014, the Brown Advisory Growth Equity Fund Investor Shares (the “Fund”) increased 4.51% in value. During the same period, the Russell 1000 Growth Index, the Fund’s benchmark, increased 6.34%.

The energy sector has been volatile recently, driven quite visibly by the abrupt drop in crude oil prices starting in June. Energy was the best-performing sector in the Index during the first half of the year, but it finished the calendar year with its worst return since 2008. Energy has been the largest detractor from our performance over the last six months. We have maintained positions for many years in three oilfield service companies, and all three have what we consider to be extremely high-quality business models. We have a clear understanding of their fundamentals, and our investment thesis for them is based on those fundamentals, not on our ability to forecast the price of oil. We are focused on the fact that each offers highly differentiated products or services to the marketplace, and we believe that each is capable of growing faster than the average company in our benchmark. However, we always operate in an environment where the price of oil largely determines the price movements of these stocks on a day-to-day basis. We have selectively added to some of our energy positions, as we are attracted to their upside potential from these levels; however, we acknowledge the near-term risk that remains in these stocks due to continuing uncertainty in oil prices.

After a period of volatility, Whole Foods has been a top contributor to the portfolio. We added to our existing position prior to and during this period on weakness driven by disappointing short-term sales results. We held numerous discussions with the company’s management team (and the management teams of several competitors), and toured stores in several states along with stores of competitors. Our confidence was bolstered by the fact that Whole Foods offers a highly distinctive shopping experience that its competitors simply cannot match today. Additionally, we felt that the market’s concerns about competition being the primary driver behind sluggish sales growth were exaggerated. Our patience was rewarded after the company reported better-than-expected sales during the quarter, and investors poured back into the stock.

Health care was also a strong contributor during the period. About this time a year ago, we were writing about Intuitive Surgical, which at the time was one of our worst-performing holdings. The company manufactures the da Vinci robotic surgical device, an indispensable tool used by surgeons to conduct minimally invasive procedures. The company released a new version of the system in early 2014 that dramatically increased the addressable market for the product. The new system opened new avenues for procedure growth in general surgery, offsetting a maturing market for gynecological procedures. As procedure growth began to recover, the stock made a dramatic rebound. Similarly to our approach with Whole Foods, we had been adding to Intuitive Surgical on price weakness in 2013.

As volatility in the markets has increased, our name turnover has increased accordingly. We are sensitive to how much we are willing to pay for even the best business models we can find. Fluctuations in valuation give us the opportunity to refresh the portfolio with new ideas, and to that end we initiated four new positions in the portfolio over the last six months.

Recent underperformance relative to our benchmark is certainly frustrating. A variety of factors have contributed to that underperformance—opportunities that we missed, the systemic shock of rapidly declining oil prices, and a market more focused on yield than on growth, to name a few. History tells us that these factors shouldn’t persist forever. We have the utmost confidence that holding a concentrated portfolio of what we believe are best-in-breed business models, while being mindful of valuation, may help us in seeking outperformance vs. a passive benchmark over time.

Sincerely,

Kenneth M. Stuzin, CFA
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
December 31, 2014

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.  Earnings growth is not a measure of the Fund’s future performance.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Growth Equity Fund
Schedule of Investments
December 31, 2014 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 97.7%

Consumer Discretionary — 8.6%
793,775	Discovery Communications, Inc. — Class A*	27,345,549
1,188,223	Discovery Communications, Inc. — Class C*	40,066,880
170,683	Fossil Group, Inc.*	18,901,435
1,176,811	Starbucks Corp.	96,557,342
499,505	TripAdvisor, Inc.*	37,293,043
		220,164,249
Consumer Staples — 13.3%
456,386	Costco Wholesale Corp.	64,692,715
1,076,718	Estee Lauder Companies, Inc.	82,045,912
919,305	Mead Johnson Nutrition Co.	92,426,925
2,014,491	Whole Foods Market, Inc.	101,570,636
		340,736,188
Energy — 8.3%
472,850	Core Laboratories NV	56,902,769
1,549,655	FMC Technologies, Inc.*	72,585,840
986,529	Schlumberger NV	84,259,442
		213,748,051
Financials — 4.5%
3,854,582	Charles Schwab Corp.	116,369,831

Health Care — 18.5%
854,778	Bristol-Myers Squibb Co.	50,457,545
379,552	Covance, Inc.*	39,412,680
1,001,278	DaVita HealthCare Partners, Inc.*	75,836,796
1,461,148	Express Scripts Holding Co.*	123,715,401
875,905	Gilead Sciences, Inc.*	82,562,805
197,224	Intuitive Surgical, Inc.*	104,319,663
		476,304,890
Industrials — 11.0%
353,941	Colfax Corp.*	18,252,737
1,097,451	Danaher Corp.	94,062,525
1,608,457	Fastenal Co.	76,498,215
710,495	Stericycle, Inc.*	93,131,685
		281,945,162
Information Technology — 30.5%
1,532,034	Amphenol Corp.	82,438,750
560,312	ANSYS, Inc.*	45,945,584
827,923	Apple, Inc.	91,386,141
1,057,640	Cognizant Technology Solutions Corp.*	55,695,322
2,921,339	Genpact, Ltd.*	55,300,947
94,082	Google, Inc. — Class A*	49,925,554
94,082	Google, Inc. — Class C*	49,524,765
1,302,254	National Instruments Corp.	40,487,077
311,952	NetSuite, Inc.*	34,055,800
1,161,537	QUALCOMM, Inc.	86,337,045
1,239,881	Salesforce.com, Inc.*	73,537,342
446,455	Visa, Inc.	117,060,501
		781,694,828
Materials — 3.0%
731,924	Ecolab, Inc.	76,500,696
Total Common Stocks (Cost $1,835,208,502)		2,507,463,895

Short-Term Investments — 2.3%

Money Market Funds — 2.3%
58,030,224	DWS Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03%#	58,030,224
Total Short-Term Investments (Cost $58,030,224)		58,030,224
Total Investments — 100.0% (Cost $1,893,238,726)		2,565,494,119
Other Assets in Excess of Liabilities — 0.0%		270,560
NET ASSETS — 100.0%		$2,565,764,679

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	30.5%
Health Care	18.5%
Consumer Staples	13.3%
Industrials	11.0%
Consumer Discretionary	8.6%
Energy	8.3%
Financials	4.5%
Materials	3.0%
Money Market Funds	2.3%
Other Assets and Liabilities	0.0%
100.0%

*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Value Equity Fund
A Message to Our Shareholders
December 31, 2014

Dear Shareholder:

During the six-month period ended December 31, 2014, the Brown Advisory Value Equity Fund Investor Shares (the “Fund”) decreased 3.07% in value. During the same period, the Russell 1000 Value Index, the Fund’s benchmark, increased 4.78%.

The six-month period ended December 31, 2014, was a challenging one for the Fund. The lion’s share of our underperformance stemmed from our concentration in the energy sector. A nearly 50% correction in oil prices during the period weighed on our energy names. We were disproportionately impacted by our mix of oil services & production companies, which underperformed the integrated oil majors and refiners. Our three largest detractors were Ensco, Schlumberger and Canadian Natural Resources.

An unwelcome brew of macroeconomic forces, including a strong dollar, weak commodities and global deflation fears, also weighed on our other economically sensitive holdings. Sectors with a high proportion of international sales, notably industrials and materials, did not fare particularly well. Separately, within financials, our U.S.-centric interest-rate-sensitive banks generated favorable positive returns but could not keep pace with the stronger returns from higher-yielding REITs. Lastly, given the heightened uncertainty of the past few months, investors scrambled back into consumer staples stocks, utilities and REITs in a search for stability and yield. We have been largely underweight these traditionally defensive sectors and continue to look for opportunities in these areas, but we see very little value in these crowded trades.

Our lone port in the storm during the period has been technology, the best-performing sector for the Fund during the period ended December 31, 2014. We benefited from our overweight in the sector, and three of our top-five portfolio return contributors were technology holdings Apple, NetApp and Cisco. Despite strong recent performance, these companies still offer attractive total return potential in our view, as we believe they are trading at a discount to the broader market and just as importantly they are actively returning capital to shareholders through buybacks and dividends.

The relatively modest returns produced by equities over the past six months somewhat camouflage a high level of volatility during the period, and we took advantage of that volatility to initiate positions in a number of new names across a wide range of sectors, including CommScope, eBay, Informatica, Oceaneering International, Plains GP Holdings, Sanofi, Suncor Energy, Synovus Financial and Unilever NV. We eliminated our positions in Canadian Natural Resources, Guess?, Hartford Financial, Kennametal and Oracle.

Unilever was a notable addition because we have considered many consumer staples companies to be prohibitively expensive for us for nearly two years due to premium valuations in the sector. Unilever fell back into a reasonable valuation range and was trading at a discount to its peers on the heels of slowing growth in emerging markets and the negative currency-translation effects of the strengthening U.S. dollar. Unilever in our view is a high-quality company with an under-levered balance sheet, and it has one of the highest growth rates in the consumer staples sector. We expect the company’s attractively priced brands and new product introductions to drive higher growth and margins.

While we believe that we’re likely closer to a bottom in the energy sector, predicting the timing of that bottom is difficult if not impossible given the many uncertain factors that impact oil prices on a day-to-day basis. One of our new additions, Plains GP Holdings, represents part of our effort to rebalance our energy exposure to companies that are less exposed to oil-price uncertainty. Plains is a midstream holding company that owns one of the largest pipelines in the United States. It has a strong balance sheet, and it is led by a veteran management team that has historically delivered solid results through a variety of market conditions. The company’s cash flows are driven primarily from diversified fee-based revenues and contracts that have little relation to swings in commodity prices. With a balance of growth, earnings stability and dividend yield, Plains GP Holdings, in our view, is an attractive investment opportunity in a currently uncertain sector.

We remain committed to our longstanding process of finding what we believe are good franchises at prices with low downside risk. During the recent six-month period, we fell short of our performance benchmark primarily due to the impact of unexpected economic circumstances. Our investment methodology remains patient and disciplined, and our views are often contrarian. Our portfolio has traded at a material valuation discount to its benchmark and will seek to achieve attractive upside. Many of our companies either generate strong growing free cash flows or have the potential to materially improve profitability from depressed levels. We strongly believe that we are being more than adequately compensated for near-term risks and that our portfolio is positioned to create longer-term shareholder value.

Sincerely,

Richard Bernstein, CFA
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory Value Equity Fund
A Message to Our Shareholders
December 31, 2014

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets.  Diversification does not guarantee a profit or protect from loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary on Terms.

www.brownadvisoryfunds.com

Brown Advisory Value Equity Fund
Schedule of Investments
December 31, 2014 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 95.3%

Consumer Discretionary — 9.5%
145,620	Best Buy, Inc.	5,676,268
148,766	Coach, Inc.	5,587,651
155,254	GameStop Corp.	5,247,585
88,156	Garmin, Ltd.	4,657,281
		21,168,785
Consumer Staples — 2.5%
141,578	Unilever NV ADR	5,527,205

Energy — 14.1%
118,240	ENSCO PLC	3,541,288
76,232	National Oilwell Varco, Inc.	4,995,483
64,475	Occidental Petroleum Corp.	5,197,330
81,973	Oceaneering International, Inc.	4,820,832
136,070	Plains GP Holdings LP	3,494,277
53,821	Schlumberger NV	4,596,852
143,964	Suncor Energy, Inc.	4,575,176
		31,221,238
Financials — 24.4%
213,793	Charles Schwab Corp.	6,454,411
98,534	City National Corp.	7,962,532
126,962	JPMorgan Chase & Co.	7,945,282
30,250	M&T Bank Corp.	3,800,005
107,090	Northern Trust Corp.	7,217,866
656,339	Regions Financial Corp.	6,930,940
196,515	SunTrust Banks, Inc.	8,233,978
202,532	Synovus Financial Corp.	5,486,592
		54,031,606
Health Care — 14.5%
76,453	Baxter International, Inc.	5,603,240
221,080	Hologic, Inc.*	5,911,679
55,477	Merck & Co., Inc.	3,150,539
56,305	Novartis AG ADR	5,217,221
112,941	Sanofi S.A. ADR	5,151,239
122,546	Teva Pharmaceutical Industries, Ltd. ADR	7,047,621
		32,081,539
Industrials — 5.0%
143,026	Joy Global, Inc.	6,653,570
64,088	PACCAR, Inc.	4,358,625
		11,012,195
Information Technology — 22.2%
60,997	Apple, Inc.	6,732,849
53,269	Check Point Software Technologies, Ltd.*	4,185,345
247,907	Cisco Systems, Inc.	6,895,533
145,797	CommScope Holdings Co, Inc.*	3,328,546
61,770	eBay, Inc.*	3,466,532
102,398	Informatica Corp.*	3,904,948
58,237	Microchip Technology, Inc.	2,627,071
90,750	Microsoft Corp.	4,215,338
146,503	NetApp, Inc.	6,072,549
104,054	QUALCOMM, Inc.	7,734,334
		49,163,045
Materials — 3.1%
194,031	Potash Corp. of Saskatchewan, Inc.	6,853,175
Total Common Stocks (Cost $170,572,633)		211,058,788

Short-Term Investments — 1.6%

Money Market Funds — 1.6%
3,513,465	DWS Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03%#	3,513,465
Total Short-Term Investments (Cost $3,513,465)		3,513,465
Total Investments — 96.9% (Cost $174,086,098)		214,572,253
Other Assets in Excess of Liabilities — 3.1%		6,865,115
NET ASSETS — 100.0%		$221,437,368

PORTFOLIO HOLDINGS
% of Net Assets

Financials	24.4%
Information Technology	22.2%
Health Care	14.5%
Energy	14.1%
Consumer Discretionary	9.5%
Industrials	5.0%
Materials	3.1%
Consumer Staples	2.5%
Money Market Funds	1.6%
Other Assets and Liabilities	3.1%
100.0%

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
December 31, 2014

Dear Shareholder:

During the six-month period ended December 31, 2014, the Brown Advisory Flexible Equity Fund Investor Shares (the “Fund”) increased 8.46% in value. The S&P 500 Index, the Fund’s benchmark, increased 6.12% during the same period. The Fund lagged the benchmark for the 12-month period with a return of 12.73% versus the benchmark return of 13.69%. The three- and five-year annualized returns of 21.75% and 15.79% compare favorably to the benchmark returns of 20.41% and 15.45% for the same periods, respectively. Since inception on November 30, 2006, the Fund has returned 6.47% versus the benchmark return of 7.16%.  The Fund’s gross expense ratio, per the Prospectus dated October 31, 2014, is 0.96%.

Performance data quoted represents past performance and is no guarantee of future results. Performance for periods greater than one year is annualized. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Shares redeemed or exchanged within 14 days of purchase will be charged a 1.00% fee. Performance data quoted does not reflect the redemption or exchange fee. If reflected, total returns would be reduced. For the most recent month-end performance, please call 1-800-540-6807.

We repeat our message from previous communications that investors should temper their expectations for stock-market returns over the next five years, compared to what they experienced over the previous five. Today’s starting conditions, though not excessive, are so different from those of 2009 in terms of valuation, economic activity and investor sentiment that moderation of future returns should be expected.

We seek to do better than the market averages over time, though of course we don’t expect this in every time period. We keep several thoughts in mind to help stay sharp in ever-changing investment markets. First, we try to keep things simple. We use a checklist to keep our focus and find new ideas to periodically freshen our portfolio. The checklist helps us know what we are looking for and looking to avoid in company attributes and then to spot the bargain price moments to get involved in the stocks. Second, we stress ongoing learning about the business models that produce cash flows to business owners, as well as the market and human behaviors that set the prices for these businesses. Lastly, we stay ready to swing at good investment pitches but we try not to swing too often.

The big news in financial markets and the economy in the latter half of 2014 was the dramatic change in the price of oil. Oil is a commodity with a long price cycle related to the high capital intensity and long lead times required to increase its supply. High prices eventually produce supply from increased investment and technology improvements, which leads to lower prices. Low prices eventually limit supply from lack of investment, which leads to higher prices. Demand responds to price as well, but the dramatic swings in oil price generally come from supply, and it can take a long time for supply to change. The recent decline in energy-sector stocks piques our interest in them, but it is much easier to describe the cycle in retrospect than to predict its future turning points. We will be watching developments in the energy sector closely.

The biggest contributors to the Fund’s results in the six-month period were Visa, a global payments processor; Edwards Lifesciences, a manufacturer of devices to treat cardiovascular disease; and Lowes, a leading home-improvement retailer. All of these top contributors reported good business progress and rising valuation during the period.

The most significant detractors to the Fund’s performance were Copa Holdings, a Latin American airline; Occidental Petroleum, an integrated energy company; and National Oilwell Varco, a manufacturer of equipment for oil and gas drilling. Copa’s shares declined due to concerns about growth and currency translation, particularly in Venezuela, and National Oilwell Varco and Occidental Petroleum shares fell with the decline in the price of oil.

New investment Priceline, an online travel company, has an attractive business model and in our view great economics from serving as the intermediary aggregating both demand for and supply of hotel rooms through its Booking.com platform, which contributes most of the company’s profits. Concerns about increasing competition, slowing growth and potentially reduced travel resulting from Ebola contagion fears created a bargain opportunity in Priceline’s share price. California Resources is a spinoff from existing holding Occidental Petroleum, and the fact that it is a spinoff explains its small position size in the portfolio.

Eliminations since our last report include CME Group, the securities exchange operator; General Motors, a leading auto manufacturer; Mondelez International, the former Kraft Foods Inc.; and Rogers Communications, a Canadian telecom and media company. These stocks were sold because we revised our assessment of their future profitability and prospects relative to their valuation.

www.brownadvisoryfunds.com

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
December 31, 2014

We look for bargains among long-term attractive businesses with shareholder-oriented managers. These bargains can arise due to short-term investor perceptions, temporary business difficulties that will improve, or as-yet-undiscovered opportunities and unrecognized changes for the better. We remain optimistic about the long-term outlook for equities of good companies purchased at reasonable prices and our ability to find them.

Sincerely,

R. Hutchings Vernon, CFA
Portfolio Manager

Michael L. Foss, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Flexible Equity Fund may invest in securities of foreign issuers. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Flexible Equity Fund
Schedule of Investments
December 31, 2014 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 92.5%

Consumer Discretionary — 14.5%
210,006	Best Buy, Inc.	8,186,034
79,571	CarMax, Inc.*	5,297,837
92,878	Lowe’s Companies, Inc.	6,390,006
19,935	Time Warner Cable, Inc.	3,031,316
64,434	TJX Companies, Inc.	4,418,884
72,550	Walt Disney Co.	6,833,485
		34,157,562
Consumer Staples — 1.3%
31,462	PepsiCo, Inc.	2,975,047

Energy — 7.4%
25,263	California Resources Corp.*	139,199
187,383	Kinder Morgan, Inc.	7,928,177
62,063	National Oilwell Varco, Inc.	4,066,989
64,958	Occidental Petroleum Corp.	5,236,264
		17,370,629
Financials — 19.1%
38,704	American Express Co.	3,601,020
124,286	Bank of America Corp.	2,223,477
70,054	Berkshire Hathaway, Inc.*	10,518,608
202,742	Charles Schwab Corp.	6,120,781
65,422	Franklin Resources, Inc.	3,622,416
81,407	JPMorgan Chase & Co.	5,094,450
271,845	Regions Financial Corp.	2,870,683
18,316	T. Rowe Price Group, Inc.	1,572,612
172,616	Wells Fargo Co.	9,462,809
		45,086,856
Health Care — 11.6%
48,437	Anthem, Inc.	6,087,078
38,831	Edwards Lifesciences Corp.*	4,946,293
105,005	Express Scripts Holding Co.*	8,890,773
38,280	Merck & Co., Inc.	2,173,921
91,524	Teva Pharmaceutical Industries, Ltd. ADR	5,263,545
		27,361,610
Industrials — 11.3%
124,833	Canadian National Railway Co.	8,602,242
12,519	Canadian Pacific Railway, Ltd.	2,412,286
38,768	Copa Holdings S.A.	4,017,916
15,040	NOW, Inc.*	386,979
86,877	Owens Corning	3,111,065
37,290	United Rentals, Inc.*	3,803,953
36,623	United Technologies Corp.	4,211,645
		26,546,086
Information Technology — 26.1%
52,415	Accenture PLC	4,681,184
51,432	Apple, Inc.	5,677,064
89,000	eBay, Inc.*	4,994,680
7,139	Google, Inc. — Class A*	3,788,382
9,549	Google, Inc. — Class C*	5,026,594
14,854	International Business Machines Corp.	2,383,176
86,910	MasterCard, Inc.	7,488,166
119,896	Microsoft Corp.	5,569,169
3,263	Priceline Group, Inc.*	3,720,505
81,774	QUALCOMM, Inc.	6,078,261
46,756	Visa, Inc.	12,259,423
		61,666,604
Telecommunication Services — 1.2%
37,264	Crown Castle International Corp.	2,932,677
Total Common Stocks (Cost $162,194,258)		218,097,071

Warrants — 0.2%
20,000	Wells Fargo Co.*	427,200
Total Warrants (Cost $221,300)		427,200

Short-Term Investments — 6.8%

Money Market Funds — 6.8%
16,094,196	DWS Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03%#	16,094,196
Total Short-Term Investments (Cost $16,094,196)		16,094,196
Total Investments — 99.5% (Cost $178,509,754)		234,618,467
Other Assets in Excess of Liabilities — 0.5%		1,115,236
NET ASSETS — 100.0%		$235,733,703

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	26.1%
Financials	19.1%
Consumer Discretionary	14.5%
Health Care	11.6%
Industrials	11.3%
Energy	7.4%
Money Market Funds	6.8%
Consumer Staples	1.3%
Telecommunication Services	1.2%
Warrants	0.2%
Other Assets and Liabilities	0.5%
100.0%

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Equity Income Fund
A Message to Our Shareholders
December 31, 2014

Dear Shareholder:

During the six-month period ended December 31, 2014, the Brown Advisory Equity Income Fund Investor Shares (the “Fund”) increased 3.84% in value. During the same period, the S&P 500 Index, the Fund’s benchmark, increased 6.12%.

The end of 2014 will likely be remembered by investors for the swift and severe drop in oil prices that occurred. There is no shortage of commentaries as to the causes of what eventually turned into a more than 50% decline in prices. Global demand has slowed, though it is still growing. Supply has increased from the U.S. and other countries. Geopolitics has also played a role—particularly the decision by major OPEC producer Saudi Arabia to maintain production at a relatively full pace within the cartel in order to prevent the loss of market share.

The Fund’s energy holdings declined but still managed to perform better than the sector in the Index, adding to returns on a relative basis. The stock price of midstream oil and gas company Kinder Morgan, our largest energy holding by weighting, bucked the downward trend of the group and rose during the period. Kinder Morgan embarked on a strategy to simplify its corporate structure by acquiring the outstanding shares of all its affiliated, separately traded entities to form a single corporation. In our view, tax benefits from the reorganization will boost the new corporation’s earnings growth rate, and we also believe that the new Kinder Morgan will benefit from a more attractive stock currency for potential acquisitions in the future.

Holdings in the information technology sector were also a positive contributor to performance, with notable moves from Apple and Automatic Data Processing. Enthusiasm over the much-anticipated launch of the next-generation iPhone 6 drove Apple’s earnings and stock price higher during the period. Automatic Data Processing rose as the payroll processor spun-off its auto dealer information services unit, CDK Global. We sold the resulting CDK Global shares that we received based on an outlook for limited dividends from the newly public company.

Our worst-performing sectors relative to the Index were health care and consumer staples. Health care was the best-performing sector for the Index overall during the period, driven by strong performances from various fast-growing companies in the biopharmaceutical and medical products areas. Unfortunately, our slower-growing pharmaceutical stocks Merck, Novartis and Johnson & Johnson did not participate in the rally and were little changed during the period. In consumer staples, the strengthening U.S. dollar created a meaningful headwind for internationally oriented consumer-product companies. As a result, we expect holdings such as Unilever, Philip Morris International and Coca-Cola to have a more difficult time growing their sales in the year ahead.

We reduced our consumer staples weighting during the period by exiting Kraft Foods after the firm’s CEO, who we greatly admired, announced his retirement. We sold our position in offshore driller Ensco, which will struggle to grow its earnings and dividend in an environment of prolonged low oil prices. We also eliminated the shares of California Resources that we received when it was spun off from holding Occidental Petroleum, due to the unlikelihood that it would pay a dividend anytime soon. We added to our other holdings within energy during the period, so we remain overweight the sector despite the sales of Ensco and California Resources.

We added two new investments during the period, Copa Holdings and Nielsen. Copa is a growing regional airline throughout the Americas operating out of a well-established hub in Panama. We initiated a position after the stock declined amid deteriorating business conditions in Venezuela, resulting in lower near-term earnings. We believe Copa will return to growing its earnings at an attractive rate once the economic conditions in Venezuela and elsewhere in South America improve. Management is committed to returning cash to shareholders through the firm’s dividend, which is supported by what we consider to be a very strong balance sheet with excess cash. Nielsen, the media ratings firm, possesses a number of the characteristics we look for in a stock—steady and predictable growth, an attractive dividend yield, a defensible business leadership position and a capable management team with a good capital-allocation history.

Investors have benefited from dazzling market returns over a nearly six-year bull market in U.S. stocks. Amid such robust returns, it has been a challenge for the Fund—an income- and quality-oriented portfolio that seeks below-market volatility—to keep up with the galloping pace. While we do think that U.S. large-cap stocks have the potential to outperform many other asset classes in the year ahead, it is unlikely in our view that they will deliver the level of returns investors have realized over the past several years. We believe that U.S. stock investors should prepare for a period of these more modest expected returns, where the defensive portfolio attributes of this Fund can hopefully help in seeking to produce above-benchmark results.

www.brownadvisoryfunds.com

Brown Advisory Equity Income Fund
A Message to Our Shareholders
December 31, 2014

While we are cautiously optimistic for stock returns in the coming year, we are hearing a warning bell that has been useful to us in the past. In short, many of our holdings are hitting their upside price targets, and we are not finding many alternatives to replace them. Cash levels in the Fund are elevated as a result. We will remain disciplined in deploying this cash into new opportunities in order to deliver on our key long-term objectives of an attractive and growing dividend stream, a competitive return relative to the Index and low portfolio volatility.

Sincerely,

Michael L. Foss, CFA
Portfolio Manager

Brian E. Graney, CFA
Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs and Real Estate may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. Investing in Master Limited Partnerships (“MLPs”) entails risk related to fluctuations in energy prices, decreases in supply of or demand for energy commodities, unique tax consequences due to the partnership structure and various other risks. Privately Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Equity Income Fund
Schedule of Investments
December 31, 2014 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 83.3%

Consumer Discretionary — 14.3%
112,382	Best Buy, Inc.	4,380,650
125,191	GameStop Corp.	4,231,456
94,119	Garmin, Ltd.	4,972,307
32,541	McDonald’s Corp.	3,049,092
55,324	Target Corp.	4,199,645
21,789	Time Warner Cable, Inc.	3,313,235
72,696	V.F. Corp.	5,444,930
		29,591,315
Consumer Staples — 10.2%
169,460	Altria Group, Inc.	8,349,294
71,602	Coca-Cola Co.	3,023,036
59,528	Philip Morris International, Inc.	4,848,556
127,191	Unilever NV ADR	4,965,537
		21,186,423
Energy — 11.3%
208,372	Kinder Morgan, Inc.	8,816,220
59,589	Occidental Petroleum Corp.	4,803,469
310,749	Plains GP Holdings LP	7,980,034
34,488	Total S.A. ADR	1,765,786
		23,365,509
Financials — 12.0%
65,329	Cincinnati Financial Corp.	3,386,002
45,536	Erie Indemnity Co.	4,133,303
80,688	JPMorgan Chase & Co.	5,049,455
32,472	M&T Bank Corp.	4,079,133
137,105	OneBeacon Insurance Group, Ltd.	2,221,101
25,426	T. Rowe Price Group, Inc.	2,183,076
70,341	Wells Fargo Co.	3,856,093
		24,908,163
Health Care — 12.2%
71,484	AbbVie, Inc.	4,677,913
47,320	Johnson & Johnson	4,948,252
72,405	Merck & Co., Inc.	4,111,880
68,736	Novartis AG ADR	6,369,078
92,681	Teva Pharmaceutical Industries, Ltd. ADR	5,330,084
		25,437,207
Industrials — 8.4%
22,070	Copa Holdings S.A.	2,287,335
125,575	Healthcare Services Group, Inc.	3,884,035
52,916	Nielsen Holdings NV	2,366,932
56,784	PACCAR, Inc.	3,861,880
43,382	United Technologies Corp.	4,988,930
		17,389,112
Information Technology — 12.6%
42,531	Accenture PLC	3,798,444
37,831	Apple, Inc.	4,175,786
74,523	Automatic Data Processing, Inc.	6,212,982
151,335	Microsoft Corp.	7,029,511
66,298	QUALCOMM, Inc.	4,927,930
		26,144,653
Materials — 1.3%
20,528	Praxair, Inc.	2,659,608

Telecommunication Services — 1.0%
53,663	Rogers Communications, Inc.	2,085,344
Total Common Stocks (Cost $128,008,995)		172,767,334

Preferred Stocks — 3.2%
86,110	Public Storage, Inc. — Series O	2,237,999
177,771	Public Storage, Inc. — Series S	4,494,051
Total Preferred Stocks (Cost $6,763,771)		6,732,050

Real Estate Investment Trusts — 6.5%
111,460	Plum Creek Timber Co., Inc.	4,769,374
188,470	Redwood Trust, Inc.	3,712,859
70,061	W.P. Carey, Inc.	4,911,276
Total Real Estate Investment Trusts (Cost $12,306,808)		13,393,509

Short-Term Investments — 6.7%

Money Market Funds — 6.7%
13,919,063	DWS Cash Account Trust — Government &
	Agency Securities Portfolio, 0.03%#	13,919,063
Total Short-Term Investments (Cost $13,919,063)		13,919,063
Total Investments — 99.7% (Cost $160,998,637)		206,811,956
Other Assets in Excess of Liabilities — 0.3%		716,333
NET ASSETS — 100.0%		$207,528,289

PORTFOLIO HOLDINGS
% of Net Assets

Consumer Discretionary	14.3%
Information Technology	12.6%
Health Care	12.2%
Financials	12.0%
Energy	11.3%
Consumer Staples	10.2%
Industrials	8.4%
Money Market Funds	6.7%
Real Estate Investment Trusts	6.5%
Preferred Stocks	3.2%
Materials	1.3%
Telecommunication Services	1.0%
Other Assets and Liabilities	0.3%
100.0%

ADR — American Depositary Receipt
#Annualized seven-day yield as of December 31, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Sustainable Growth Fund
A Message to Our Shareholders
December 31, 2014

Dear Shareholder:

During the six-month period ended December 31, 2014, the Brown Advisory Sustainable Growth Fund Advisor Shares (the “Fund”) increased 5.45% in value. During the same period, the Russell 1000® Growth Index, the Fund’s benchmark, increased 6.34%.

We fell short of our benchmark over the last six months but ended the period on a positive note, outperforming the benchmark in the fourth quarter. The portfolio benefited from good stock-specific performance in the consumer discretionary and industrials sectors, thanks to solid results from Nike, TJX, Pall and IDEXX Laboratories. We also benefited from our underweight allocation in energy. Generally, we have limited exposure to traditional energy companies. Their businesses rarely offer compelling environmental business advantages (EBA), and they are dependent on a highly unpredictable commodity price, which makes building a strong fundamental investment case difficult.

Performance within the health care and information technology sectors detracted from the Fund’s performance. Within health care, our underweight to the sector coupled with lagging performance from specific stocks negatively impacted Fund performance. Biotechnology stocks performed extremely well during the last six months, and our underweight hurt our relative results. Similarly, within technology, our underexposure to mega-cap names including Apple and Microsoft (which disproportionately affect our market-cap-weighted benchmark’s performance due to their size) negatively impacted our results. Disappointing results from Trimble and Stratasys also led to our relative underperformance in technology.

We added six new names to the portfolio during the period: Amazon.com, Bristol-Myers Squibb, IDEXX Laboratories, Novo Nordisk, NXP Semiconductors and TE Connectivity.

Amazon has a leadership position in e-commerce and cloud-computing services that has led to rapid top-line growth over the last number of years. We believe that the strength of these two trends can support healthy growth for Amazon going forward. The company’s EBA stems from its cloud-computing business (Amazon Web Services or AWS), which helps companies use scaled and shared infrastructure that is inherently more efficient than traditional, on-premise computing.

Bristol-Myers has a leadership position in immunotherapy, and we believe that its emerging solutions will revolutionize how cancer will be treated in the future. We are particularly attracted to the potential of its PD1 immunotherapy treatment for lung cancer, as well as its large pipeline for use in multiple tumor types in earlier lines of therapy for cancer treatment. The company has leading environmental initiatives in its internal operations. Bristol sees a strategic advantage in driving climate change initiatives in order to control costs and also to prepare the company for long-term requirements of climate-change-induced risks.

IDEXX Laboratories is the leading provider of veterinarian diagnostic, reference lab and consulting services. It is the leading innovator in the industry with a research and development budget that is several times greater than its nearest competitor. We are attracted to the company’s recent move toward direct sales and believe that this will help drive a higher level of organic growth going forward. The company’s EBA is centered on two businesses (Water Testing and Livestock, Poultry and Dairy Diagnostics) that together represent roughly 20% of sales and 25% of operating profits. The water business provides testing solutions for detection of E. coli and other microbials, helping to ensure water safety for two billion people around the world. IDEXX sells diagnostic tests used to manage the health status of livestock and poultry to ensure the quality and safety of milk and food.  IDEXX was a leading player in the eradication of mad cow disease a few years ago.

Novo Nordisk is the global leader in diabetes treatment with a leading share of the diabetes care market. We are constructive on the company’s new innovations that are set to hit the market in the next 18 months, and we believe that its new offerings could accelerate its earnings growth rate. Novo has a tremendous track record in sustainability. It published its first environmental report in 1994, and in 2004 it began including environmental performance alongside its financial performance in every annual report.

TE Connectivity manufactures over 500,000 products to connect and protect the flow of power and data inside products found in many markets and industries. We are attracted to the company’s strong market positions in transportation and industrial applications, both of which are seeing increased electronic content due to improved safety and environmental performance.

NXP Semiconductors is a supplier of high-performance mixed-signal semiconductor solutions that has expertise in security, connectivity and low-power capability. Low-power semiconductors and sensors make the world a smarter, safer and more efficient place. NXP’s solutions enable LED lighting applications, safer and more efficient cars, low-power notebook computers and secure-payment networks.

www.brownadvisoryfunds.com

Brown Advisory Sustainable Growth Fund
A Message to Our Shareholders
December 31, 2014

We exited our positions in Cummins, IHS, Qualcomm, Rockwood Holdings, Waters and Whole Foods to make room for these new positions that we believe offer more favorable prospects.

To conclude, we feel very good about the stocks in our portfolio. Keeping a long-term focus that seeks companies which we believe exhibit the three tenets of our investment philosophy—strong fundamentals, sustainable competitive advantages including EBA, and valuation discipline—is critical to our process. Our approach is to hold material positions in companies that we believe are making the right investments to thrive over our long-term investment horizon.

Sincerely,

Karina Funk
Portfolio Manager

David Powell
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s investment focus on environmental factors could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not have an environmental focus. Investments in smaller capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Sustainable Growth Fund
Schedule of Investments
December 31, 2014 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 97.6%

Consumer Discretionary — 18.3%
17,794	Amazon.com, Inc.*	5,522,368
93,454	BorgWarner, Inc.	5,135,297
6,690	Chipotle Mexican Grill, Inc.*	4,579,372
183,162	LKQ Corp.*	5,150,516
70,442	Nike, Inc.	6,772,998
71,311	Starbucks Corp.	5,851,068
75,459	TJX Companies, Inc.	5,174,978
		38,186,597
Health Care — 13.2%
71,378	Bristol-Myers Squibb Co.	4,213,443
78,001	Cerner Corp.*	5,043,545
35,321	IDEXX Laboratories, Inc.*	5,237,045
101,281	Novo Nordisk A.S.	4,286,212
69,171	Thermo Fisher Scientific, Inc.	8,666,434
		27,446,679
Industrials — 28.9%
109,175	A. O. Smith Corp.	6,158,562
75,325	Canadian National Railway Co.	5,190,646
92,451	Danaher Corp.	7,923,975
66,963	J.B. Hunt Transport Services, Inc.	5,641,633
48,433	Middleby Corp.*	4,799,710
64,087	Pall Corp.	6,486,245
61,812	Stericycle, Inc.*	8,102,317
118,941	Verisk Analytics, Inc.*	7,618,171
93,788	Westinghouse Air Brake Technologies Corp.	8,149,239
		60,070,498
Information Technology — 31.5%
75,593	Akamai Technologies, Inc.*	4,759,335
41,476	Apple, Inc.	4,578,121
53,116	Arm Holdings PLC ADR	2,459,271
59,337	eBay, Inc.*	3,329,993
9,031	Google, Inc. — Class A*	4,792,391
7,158	Google, Inc. — Class C*	3,767,971
60,675	Intuit, Inc.	5,593,628
69,572	NXP Semiconductors NV*	5,315,301
97,133	Salesforce.com, Inc.*	5,760,958
53,584	Stratasys, Ltd.*	4,453,366
131,117	TE Connectivity, Ltd.	8,293,150
121,015	Trimble Navigation, Ltd.*	3,211,738
35,388	Visa, Inc.	9,278,734
		65,593,957
Materials — 5.7%
65,023	Ecolab, Inc.	6,796,204
38,934	Praxair, Inc.	5,044,289
		11,840,493
Total Common Stocks (Cost $143,197,959)		203,138,224

Short-Term Investments — 2.5%

Money Market Funds — 2.5%
5,147,346	DWS Cash Account Trust — Government &
	Agency Securities Portfolio, 0.03%#	5,147,346
Total Short-Term Investments (Cost $5,147,346)		5,147,346
Total Investments — 100.1% (Cost $148,345,305)		208,285,570
Liabilities in Excess of Other Assets — (0.1)%		(222,831)
NET ASSETS — 100.0%		$208,062,739

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	31.5%
Industrials	28.9%
Consumer Discretionary	18.3%
Health Care	13.2%
Materials	5.7%
Money Market Funds	2.5%
Other Assets and Liabilities	(0.1)%
100.0%

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
December 31, 2014

Dear Shareholder:

During the six-month period ended December 31, 2014, the Brown Advisory Small-Cap Growth Fund Investor Shares (the “Fund”) rose 3.23% in value. During the same period, the Russell 2000 Growth Index (the “Index”), the Fund’s benchmark, increased 3.31%.

For the six months ended December 31, 2014, stock prices rose solidly as a robust fourth-quarter rally made up for relatively weak returns in the third quarter. The primary story lines during the period were the growing outperformance of large caps relative to small caps, the eclectic set of sectors that led the market’s performance and the continued ascent of the biopharmaceutical complex contrasted with the collapse in the energy sector.

Smaller companies spent the bulk of 2014 consolidating gains from prior years and small-cap returns generally lagged those of large-cap stocks. Higher-beta biopharmaceutical stocks and yield proxies such as REITs, consumer staples and utilities were the biggest drivers of benchmark returns. This leadership pairing is rare. Typically, we would anticipate a lack of positive correlation between these two market segments. However, the common underlying force spurring gains across these subsectors was the anticipation of continued low interest rates. Low rates force investors to chase yield, a phenomenon that we have seen play out for several years. Biotech stocks are also impacted heavily by interest rates because they are long-duration assets whose ultimate projected payoff is often years in the future. So, their stock prices are heavily influenced by changes in the discount rate that investors apply to their future potential earnings.

With the meteoric rise over the last few years of the biopharmaceutical complex, its weighting in the benchmark has grown considerably. It now represents more than half of the benchmark’s health care weighting and more than 14% of the entire Index. To provide some context, this weighting is greater than that achieved in early 2000 during the height of speculative fervor within the sector. In stark contrast, the energy segment has shrunk considerably to approximately 3% of the benchmark, well below historical averages thanks to the recent collapse in oil prices.

Performance attribution for the quarter was notably influenced by our positioning relative to these major sector swings. Our underweight in the energy sector was a positive contributor to performance during the six-month period, and our lone energy holding, Helix Energy Services, fell approximately 16% for the period, which compared favorably to the approximate 45% decline of the energy stocks within the benchmark. On the other hand, our large underweight to biopharmaceutical stocks was a headwind, despite strong absolute performance from our health care holdings.

But as always, it is not stock selection that drives our decision-making, nor sector allocation. The focus of our research is squarely on the progress of each of our holdings relative to its investment thesis.

On the positive side of the ledger were Knight Transportation, Receptos, MAXIMUS, Sapient and Fair Isaac. Our investment thesis for Knight Transportation finally played out in 2014, and the stock moved higher as earnings expectations were revised upward on improved business activity from an improving U.S. economy and the company’s achievement of greater pricing power. Receptos, a clinical-stage biopharmaceutical company, nearly tripled during the period following positive data surrounding its clinical efforts to treat multiple sclerosis. MAXIMUS, a multiyear holding, rebounded from concerns that its prodigious growth would slow in the second half of 2014 and into 2015. Strong earnings and preliminary guidance by management allayed investor fears. Sapient was acquired by Publicis at a sizable premium. Finally, Fair Isaac demonstrated progress against its long-term plan to drive the “consumerization” of its FICO Score product, and to increase the proportion of its business sold on a subscription basis.

Many of our primary detractors for the period were the same stocks that propelled us in 2013 and early 2014. Online vacation-rental provider HomeAway started the year on a high note as listings growth impressed investors and speculation spread regarding a potential take-out by Priceline. However, the stock eventually retreated when a buyout did not materialize. E2 Open, a relatively small position, was greatly challenged when three of its customers were acquired, leading to lost revenues. Interactive Intelligence, a long-term holding, declined as investors worried about future earnings uncertainty driven by its ongoing shift from a license-based to a subscription-based business model. Taking a three-year view, we believe that Interactive Intelligence will further its technology advantage over incumbent and upstart players in the multibillion contact center software market, opening the door to market-share gains and increased profitability.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
December 31, 2014

We believe that our research-driven, relatively concentrated investment strategy can produce competitive returns over the long-term. While our approach has the potential to lead to periods of both higher and lower relative short-term performance, it is the best way we know to seek what Einstein referred to as the most powerful force on Earth—the power of compounding. We look forward to updating you on our progress in 2015.

Sincerely,

Christopher A. Berrier
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Privately Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
December 31, 2014 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 96.7%

Consumer Discretionary — 7.1%
3,584	ANN, Inc.*	130,744
81,315	Ascent Capital Group, Inc.*	4,304,003
115,927	Bright Horizons Family Solutions, Inc.*	5,449,728
22,472	CoStar Group, Inc.*	4,126,533
22,205	Harman International Industries, Inc.	2,369,496
135,707	Krispy Kreme Doughnuts, Inc.*	2,678,856
		19,059,360
Consumer Staples — 1.9%
23,887	PriceSmart, Inc.	2,178,972
33,084	Treehouse Foods, Inc.*	2,829,675
		5,008,647
Energy — 1.9%
238,013	Helix Energy Solutions Group, Inc.*	5,164,882

Financials — 5.6%
84,020	City National Corp.	6,789,656
88,831	ConnectOne Bancorp, Inc.	1,687,789
115,246	Prosperity Bancshares, Inc.	6,380,019
		14,857,464
Health Care — 12.5%
18,195	Acceleron Pharma, Inc.*	708,877
23,866	Cardiovascular Systems, Inc.*	717,889
87,875	Charles River Laboratories International, Inc.*	5,592,365
37,948	Coherus BioSciences, Inc.*	619,311
47,574	Covance, Inc.*	4,940,084
118,191	Dyax Corp.*	1,661,766
9,348	Endologix, Inc.*	142,931
41,741	Henry Schein, Inc.*	5,683,037
35,624	IDEXX Laboratories, Inc.*	5,281,971
38,064	Incyte Corp.*	2,782,859
30,701	Omeros Corp.*	760,771
19,414	Receptos, Inc.*	2,378,409
12,327	Ultragenyx Pharmaceutical, Inc.*	540,909
42,912	WuXi PharmaTech, Inc. ADR*	1,444,847
		33,256,026
Industrials — 25.1%
91,473	Advisory Board Company*	4,480,347
40,552	Colfax Corp.*	2,091,267
86,371	Corporate Executive Board Co.	6,264,489
102,587	DigitalGlobe, Inc.*	3,177,119
75,239	Esco Technologies, Inc.	2,776,319
43,859	Healthcare Services Group, Inc.	1,356,559
111,247	HEICO Corp.	6,719,319
120,028	Hexcel Corp.*	4,979,962
69,338	IDEX Corp.	5,397,270
189,487	Knight Transportation, Inc.	6,378,132
80,274	Landstar System, Inc.	5,822,273
108,849	Roadrunner Transportation Systems, Inc.*	2,541,624
75,478	Team, Inc.*	3,053,840
204,881	Waste Connections, Inc.	9,012,715
60,308	Woodward, Inc.	2,968,963
		67,020,198
Information Technology — 40.6%
198,226	Applied Micro Circuits Corp.*	1,292,434
261,395	Aruba Networks, Inc.*	4,752,161
86,680	Blackbaud, Inc.	3,749,777
224,536	Broadridge Financial Solutions, Inc.	10,369,073
164,512	BroadSoft, Inc.*	4,774,138
55,784	Cavium, Inc.*	3,448,567
27,203	CommVault Systems, Inc.*	1,406,123
210,130	CoreLogic, Inc.*	6,638,007
16,473	Cvent, Inc.*	458,608
134,766	E2open, Inc.*	1,295,101
305,247	EXFO, Inc.*†	1,053,102
121,354	Fair Isaac Corp.	8,773,894
211,056	Genpact, Ltd.*	3,995,290
18,236	Global Payments, Inc.	1,472,192
291,731	HomeAway, Inc.*	8,687,749
113,504	Informatica Corp.*	4,328,475
176,985	Interactive Intelligence Group, Inc.*	8,477,582
150,417	MAXIMUS, Inc.	8,248,868
247,867	Pegasystems, Inc.	5,148,198
69,227	PROS Holdings, Inc.*	1,902,358
6,846	Riverbed Technology, Inc.*	139,727
204,757	Sapient Corp.*	5,094,354
74,735	Synchronoss Technologies, Inc.*	3,128,407
35,600	Ultimate Software Group, Inc.*	5,226,614
19,464	WEX, Inc.*	1,925,379
131,530	Xoom Corp.*	2,303,090
		108,089,268
Materials — 2.0%
67,636	Rockwood Holdings, Inc.	5,329,717
Total Common Stocks (Cost $170,760,921)		257,785,562

Private Placements — 0.9%
17,200	Greenspring Global Partners IV-B, L.P.*^†	2,222,387
64,769	Greenspring Global Partners V-B, L.P.*~†	85,884
Total Private Placements (Cost $764,907)		2,308,271

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
December 31, 2014 (Unaudited)

Shares	Security Description	Value $

Short-Term Investments — 2.6%

Money Market Funds — 2.6%
7,085,040	DWS Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03%#	7,085,040
Total Short-Term Investments (Cost $7,085,040)		7,085,040
Total Investments — 100.2% (Cost $178,610,868)		267,178,873
Liabilities in Excess of Other Assets — (0.2)%		(638,764)
NET ASSETS — 100.0%		$266,540,109

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	40.6%
Industrials	25.1%
Health Care	12.5%
Consumer Discretionary	7.1%
Financials	5.6%
Money Market Funds	2.6%
Materials	2.0%
Energy	1.9%
Consumer Staples	1.9%
Private Placements	0.9%
Other Assets and Liabilities	(0.2)%
100.0%

ADR — American Depositary Receipt
*	Non-Income Producing
^
Security is exempt from registration under Rule 144A of the Securities Act of 1933.  Security is fair valued under the supervision of the Board of Trustees and was acquired from February 2008 to September 2014 as part of a $2,000,000 capital commitment.  At December 31, 2014, $1,720,000 of the capital commitment has been fulfilled by the Fund.

~
Security is exempt from registration under Rule 144A of the Securities Act of 1933.  Security is fair valued under the supervision of the Board of Trustees and was acquired from October 2012 to September 2014 as part of a $100,000 capital commitment.  At  December 31, 2014, $64,769 of the capital commitment has been fulfilled by the Fund.

†	All or a portion of this security is considered illiquid. At December 31, 2014, the total market value of securities considered illiquid was $2,709,009 or 1.0% of net assets.
#	Annualized seven-day yield as of December 31, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
December 31, 2014

Dear Shareholder:

During the six-month period ended December 31, 2014, the Brown Advisory Small-Cap Fundamental Value Fund Investor Shares (the “Fund”) increased 3.94% in value. During the same period, the Russell 2000 Value Index (the “Index” or the “Benchmark”), increased 0.01%.

The biggest contributor to the Fund’s outperformance during the six-month period was stock selection in the consumer discretionary, energy, materials and information technology sectors. The largest detractors to performance were in the health care and industrial sectors. The overwhelming source of our relative performance was due to our energy investments, which held their value during a period when the energy constituents of the benchmark declined markedly. We attribute the disparity in returns to the manifestation of our investment philosophy—namely, our focus on companies that generate consistent and sustainable levels of free cash flow.

Denny’s was the Fund’s largest individual contributor to performance during the period. Denny’s reported improving same-store sales as the year progressed, as the company’s remodel program and new advertising campaign drove increasing traffic to its restaurants. The company raised 2014 guidance after its third-quarter report, and the management team continues to return money to shareholders through an aggressive share repurchase program (from the start of the year through the end of September 2014, Denny’s had bought back 6% of its outstanding shares). Core-Mark and Broadridge also contributed to returns, with both benefiting from solid operational performance and commendable capital-allocation decisions.

The largest detractor from performance was EnPro Industries, a diversified manufacturer of engineered industrial products. EnPro Industries sold off along with the industrial sector in reaction to the decline in energy prices and concerns about global GDP growth. We still like the EnPro story and used recent weakness in the stock to add to our position. We feel that the market is assigning little to no value to EnPro’s unconsolidated GST subsidiary and that the company’s outstanding asbestos litigation is likely to be settled in the near future.

We added six new names to the Fund’s portfolio during the recent six-month period. One of these positions was Clearwater Paper Corp. Clearwater is a leading North American producer of private-label tissue and paperboard products. We believe that Clearwater might be on the verge of seeing meaningful margin expansion and growth in free cash flow, but we also believe that the market currently underappreciates these potential improvements. The management team at Clearwater has done an admirable job utilizing the cash flows from its strong paperboard platform to develop a leading private-label tissue business in the predictable and relatively consolidated North American market. We believe that completion of its Shelby, NC, Thru Air Dried (TAD) facility is a material catalyst for Clearwater for a number of reasons. The new capacity may allow Clearwater to match the quality of products from branded manufacturers, maintain lower prices, gain increasing market share for its private-label products, drive margins closer to long-term targets of 15 to 17%, and set up an inflection point for free-cash-flow growth and return of capital to shareholders as the firm’s capital expenditures drops by 60% from 2012 levels. Lastly, we believe that the July 29, 2014, refinancing of Clearwater’s 7.125% senior notes was overlooked by the market and provides a tangible catalyst to earnings vs. market expectations for the second half of 2014 and the coming year.

Three of our exits during the period were a result of corporate actions. We sold Susser Petroleum after the announcement of the Susser Holdings transaction with Energy Transfer Partners. NorthStar Realty Finance Corp completed its announced spin-off July 1st of NorthStar Asset Management, and we sold our remaining stake in the realty-finance company to increase our position in the new asset-management spinoff. GFI Group was subject to a bidding war between CME Group and BGC Partners, and we sold our position in excess of the current buyout offer as the market participants began speculating.

In the early part of 2015, we are focused on the risks associated with significant duress in the large and economically important energy sector, especially against a backdrop of nearly two-and-a-half years of strong absolute performance for small-cap stocks. During these times, we feel that our focus on investments in companies generating high levels of sustainable free cash flow is especially appropriate and essential for providing a risk-management framework for our client’s capital.

Sincerely,

J. David Schuster
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
December 31, 2014

Past performance is not a guarantee of future results.

Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. The risks of investments in derivatives, including options, futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Fundamental Value Fund
Schedule of Investments
December 31, 2014 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 93.0%

Consumer Discretionary — 15.6%
256,965	Ascent Capital Group, Inc.*	13,601,158
256,430	Cato Corp.	10,816,217
484,166	Core-Mark Holding Co., Inc.	29,984,400
322,396	Culp, Inc.†	6,989,545
2,425,682	Denny’s Corp.*	25,008,782
617,676	Destination Maternity Corp.	9,851,932
299,257	Starz, Inc.*	8,887,933
		105,139,967
Consumer Staples — 1.2%
88,332	Casey’s General Stores, Inc.	7,978,146

Energy — 4.9%
270,349	Bristow Group, Inc.	17,786,261
382,771	RigNet, Inc.*	15,705,094
		33,491,355
Financials — 27.0%
1,339,281	American Capital, Ltd.*	19,566,895
380,094	American Equity Investment Life Holding Co.	11,094,944
170,239	Assurant, Inc.	11,649,455
433,628	Capitol Federal Financial, Inc.	5,541,766
423,534	Cash America International, Inc.	9,580,339
160,603	Farmers Capital Bank Corp.*†	3,740,444
202,699	Fly Leasing, Ltd. ADR	2,665,492
784,279	Forest City Enterprises, Inc.*	16,705,143
128,442	Kemper Corp.	4,638,041
502,209	Maiden Holdings, Ltd.	6,423,253
372,064	National General Holdings Corp.	6,924,111
708,795	Northstar Asset Management Group, Inc.	15,997,503
336,520	OceanFirst Financial Corp.†	5,767,953
507,625	Oritani Financial Corp.	7,817,425
235,551	Pacific Premier Bancorp, Inc.*	4,082,099
203,966	Renasant Corp.	5,900,736
750,017	Synovus Financial Corp.	20,317,961
1,617,274	TFS Financial Corp.	24,073,123
		182,486,683
Health Care — 1.9%
16,508	Addus HomeCare Corp.*	400,649
291,762	Air Methods Corp.*	12,846,281
		13,246,930
Industrials — 16.3%
631,706	Albany International Corp.†	23,998,511
402,043	DigitalGlobe, Inc.*	12,451,272
438,982	EnPro Industries, Inc.*	27,550,510
409,272	Kadant, Inc.†	17,471,822
355,468	McGrath RentCorp	12,747,082
226,450	Thermon Group Holdings, Inc.*	5,477,826
334,475	TriMas Corp.*	10,465,723
		110,162,746
Information Technology — 16.9%
629,029	Broadridge Financial Solutions, Inc.	29,048,559
409,538	CoreLogic, Inc.*	12,937,305
556,758	CTS Corp.†	9,926,995
50,858	DST Systems, Inc.	4,788,281
476,456	Echostar Corp.*	25,013,940
214,138	MAXIMUS, Inc.	11,743,328
661,150	MoneyGram International, Inc.*	6,009,853
131,159	MTS Systems Corp.	9,840,860
272,285	Vishay Precision Group, Inc.*†	4,672,411
		113,981,532
Materials — 6.7%
227,169	Clearwater Paper Corp.*	15,572,435
200,754	Innophos Holdings, Inc.	11,734,071
181,196	KMG Chemicals, Inc.	3,623,920
235,551	Neenah Paper, Inc.	14,196,659
		45,127,085
Telecommunication Services — 2.5%
246,258	Atlantic Tele-Network, Inc.	16,644,578
Total Common Stocks (Cost $486,642,802)		628,259,022

Real Estate Investment Trusts — 3.2%
1,140,771	Campus Crest Communities, Inc.	8,339,036
1,646,182	MFA Financial, Inc.	13,152,994
Total Real Estate Investment Trusts (Cost $20,619,838)		21,492,030

Short-Term Investments — 3.3%

Money Market Funds — 3.3%
22,793,940	DWS Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03%#	22,793,940
Total Short-Term Investments (Cost $22,793,940)		22,793,940
Total Investments — 99.5% (Cost $530,056,580)		672,544,992
Other Assets in Excess of Liabilities — 0.5%		3,133,438
NET ASSETS — 100.0%		$675,678,430

PORTFOLIO HOLDINGS
% of Net Assets

Financials	27.0%
Information Technology	16.9%
Industrials	16.3%
Consumer Discretionary	15.6%
Materials	6.7%
Energy	4.9%
Money Market Funds	3.3%
Real Estate Investment Trusts	3.2%
Telecommunication Services	2.5%
Health Care	1.9%
Consumer Staples	1.2%
Other Assets and Liabilities	0.5%
100.0%

ADR — American Depositary Receipt
*	Non-Income Producing
†	All or a portion of this security is considered illiquid. At December 31, 2014, the total market value of securities considered illiquid was $18,721,356 or 2.8% of net assets.
#	Annualized seven-day yield as of December 31, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Opportunity Fund
A Message to Our Shareholders
December 31, 2014

Dear Shareholder:

During the six-month period ended December 31, 2014, the Brown Advisory Opportunity Fund (the “Fund”) increased 4.05% in value. During the same period, the Russell 3000 Index, the Fund’s benchmark, increased 5.25%.

During the six-month period, health care was our best-performing sector, primarily driven by several of our biotechnology positions. Biotechnology, in general, continues to perform well after having a banner year in 2013. Receptos, our largest biotechnology holding, has a robust drug development program, and it is currently developing a drug for the treatment of multiple sclerosis with promising efficacy and safety indications. Recently, some favorable data was released showing efficacy of this drug to treat another illness, which has attracted investors to the stock. This stock along with several other biotech holdings moved higher as investors continue to embrace the sector broadly. Intuitive Surgical, another of our health care holdings, was also a big positive contributor. About this time a year ago, we were writing about it as one of our worst-performing holdings. However, the company recently released a new version of its da Vinci robotic surgical device, an indispensable tool used by surgeons to conduct minimally invasive procedures. The new version of the system has opened new avenues in areas such as general surgery, which has rejuvenated procedure growth, and the stock rebounded during the recent period.

The price of crude oil and the energy sector declined dramatically over the last six months. This decline was exacerbated when OPEC, which controls the majority of excess oil production capacity, announced that it would not reduce production levels in order to support the price of crude. This announcement was viewed as a marked departure from its past behavior (traditionally OPEC has chosen to tighten supply in an effort to bolster declining oil prices) and came as a surprise to many market participants. We hold several quality oil-related businesses in the portfolio, and we are closely monitoring how the ongoing situation with oil prices is impacting our holdings. While consensus expectations are for oil prices to recover, we have been selective about making changes to our energy positions. For example, in July, energy-sector valuations broadly started to compress, and we upgraded from a commodity-oriented holding into what we view as a higher-quality company that offers specialized technology to the marketplace. Historically, the best opportunities for long-term outperformance in the energy sector have been during periods when oil prices are low, yet we are cognizant of the fact that the oil market may not have hit its bottom yet.

Performance of our technology holdings was mixed. Two of our best performers during the period—Apple and Fair Isaac—are technology firms, while HomeAway suffered through a more difficult period. HomeAway has an excellent technology platform for enabling vacation rentals, and in our view, the firm is supported by strong fundamentals; however, the recent rise in the dollar and concerns regarding heightened competition have weighed on the stock price. We have been adding to our HomeAway position on this weakness as our investment thesis remains intact.

This has been a challenging period for the Opportunity Fund from a relative return standpoint. Our goal as always is to find exceptional investment opportunities using our bottom-up research process, and while we are disappointed in our recent underperformance, we recognize that good long-term investment strategies have a high probability of eventually going through interim periods of weakness. Despite the fact that markets are trading at or near all-time highs, we are still able to find opportunities that we believe have either been ignored or misunderstood by Wall Street. We will continue to populate the portfolio with these ideas as we believe that this approach will produce competitive returns over the long-term.

Sincerely,

Maneesh Bajaj, CFA
Portfolio Manager

Eric Gordon, CFA
Portfolio Manager

Paul Li, Ph.D., CFA
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory Opportunity Fund
A Message to Our Shareholders
December 31, 2014

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and medium capitalization companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Diversification does not assure a profit or protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Opportunity Fund
Schedule of Investments
December 31, 2014 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 96.6%

Consumer Discretionary — 14.0%
1,000	Alibaba Group Holding, Ltd.*	103,940
545	Amazon.com, Inc.*	169,141
4,239	Best Buy, Inc.	165,236
3,028	Bright Horizons Family Solutions, Inc.*	142,346
171	Chipotle Mexican Grill, Inc.*	117,051
3,792	Discovery Communications, Inc.*	127,866
1,914	Garmin, Ltd.	101,117
7,322	Krispy Kreme Doughnuts, Inc.*	144,536
4,129	LKQ Corp.*	116,107
2,191	Lowe’s Companies, Inc.	150,741
2,050	Starbucks Corp.	168,203
2,805	Under Armour, Inc.*	190,460
		1,696,744
Consumer Staples — 5.0%
1,584	Estee Lauder Companies, Inc.	120,701
1,540	Mead Johnson Nutrition Co.	154,832
1,702	PriceSmart, Inc.	155,256
3,388	Whole Foods Market, Inc.	170,823
		601,612
Energy — 6.8%
971	Core Laboratories NV	116,850
1,314	Dril-Quip, Inc.*	100,823
3,250	FMC Technologies, Inc.*	152,230
3,716	Helix Energy Solutions Group, Inc.*	80,637
1,310	National Oilwell Varco, Inc.	85,844
2,397	Oceaneering International, Inc.	140,968
1,728	Schlumberger NV	147,589
		824,941
Financials — 16.3%
11,902	American Capital, Ltd.*	173,888
9,352	Charles Schwab Corp.	282,337
3,197	City National Corp.	258,350
2,946	ConnectOne Bancorp, Inc.	55,974
5,894	Forest City Enterprises, Inc.*	125,542
3,468	JPMorgan Chase & Co.	217,027
1,914	Prosperity Bancshares, Inc.	105,959
2,903	Realogy Holdings Corp.*	129,155
11,009	Regions Financial Corp.	116,255
2,888	SunTrust Banks, Inc.	121,007
6,776	Synovus Financial Corp.	183,562
13,616	TFS Financial Corp.	202,674
		1,971,730
Health Care — 14.4%
1,293	athenahealth, Inc.*	188,390
2,126	Baxter International, Inc.	155,815
2,495	Bristol-Myers Squibb Co.	147,280
991	Coherus BioSciences, Inc.*	16,173
2,269	DaVita HealthCare Partners, Inc.*	171,854
5,306	Dyax Corp.*	74,602
2,702	Express Scripts Holding Co.*	228,778
413	Intuitive Surgical, Inc.*	218,452
1,194	Juno Therapeutics, Inc.*	62,351
822	Merck & Co., Inc.	46,682
2,194	Omeros Corp.*	54,367
1,857	Receptos, Inc.*	227,501
11,976	Tandem Diabetes Care, Inc.*	152,095
		1,744,340
Industrials — 9.8%
2,427	Albany International Corp.	92,202
1,312	Canadian National Railway Co.	90,410
4,384	Colfax Corp.*	226,083
1,412	EnPro Industries, Inc.*	88,617
4,395	Fastenal Co.	209,026
3,474	HEICO Corp.	209,829
805	United Rentals, Inc.*	82,118
3,656	Woodward, Inc.	179,985
		1,178,270
Information Technology — 27.3%
3,559	Apple, Inc.	392,842
9,215	Applied Micro Circuits Corp.*	60,082
6,077	Aruba Networks, Inc.*	110,480
2,998	BroadSoft, Inc.*	87,002
1,934	Check Point Software Technologies, Ltd.*	151,954
1,539	Criteo S.A. ADR*	62,206
2,554	E2open, Inc.*	24,544
2,223	eBay, Inc.*	124,755
3,834	Fair Isaac Corp.	277,198
143	Google, Inc. — Class A*	75,884
143	Google, Inc. — Class C*	75,275
6,702	HomeAway, Inc.*	199,586
3,120	Informatica Corp.*	118,981
2,763	Interactive Intelligence Group, Inc.*	132,348
3,541	Microsemi Corp.*	100,494
1,342	MTS Systems Corp.	100,690
2,991	National Instruments Corp.	92,990
2,123	NetApp, Inc.	87,998
6,863	Pegasystems, Inc.	142,545
151	Priceline Group, Inc.*	172,172
2,548	QUALCOMM, Inc.	189,393
2,793	salesforce.com, Inc.*	165,653
1,866	Stratasys Ltd.*	155,083
740	Visa, Inc.	194,028
		3,294,183
Materials — 2.4%
1,711	Ecolab, Inc.	178,834
892	Praxair, Inc.	115,567
		294,401
Telecommunication Services — 0.6%
2,350	Zayo Group Holdings, Inc.*	71,840
Total Common Stocks (Cost $8,757,756)		11,678,061

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Opportunity Fund
Schedule of Investments
December 31, 2014 (Unaudited)

Shares	Security Description	Value $

Short-Term Investments — 3.9%

Money Market Funds — 3.9%
467,076	DWS Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03%#	467,076
Total Short-Term Investments (Cost $467,076)		467,076
Total Investments — 100.5% (Cost $9,224,832)		12,145,137
Liabilities in Excess of Other Assets — (0.5)%		(63,944)
NET ASSETS — 100.0%		$12,081,193

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	27.3%
Financials	16.3%
Health Care	14.4%
Consumer Discretionary	14.0%
Industrials	9.8%
Energy	6.8%
Consumer Staples	5.0%
Money Market Funds	3.9%
Materials	2.4%
Telecommunication Services	0.6%
Other Assets and Liabilities	(0.5)%
100.0%

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Multi-Strategy Fund
A Message to Our Shareholders
December 31, 2014

Dear Shareholder:

The Brown Advisory Multi-Strategy Fund (the “Fund”) commenced operations on October 31, 2014.  Since inception to December 31, 2014, the Fund returned 0.63%, while the S&P Balanced Equity and Bond – Moderate Index, the Fund’s benchmark, returned 1.98%.

For the period ended December 31, 2014, the Fund benefited from its heavy emphasis on U.S.-dollar-denominated assets, as the U.S. dollar and U.S. equity market meaningfully outperformed other markets. For example, the Russell 3000 Index (a broad index of U.S. equities) returned 2.42% during this time period, whereas the MSCI All Country World Index ex-U.S. (a broad index of non-U.S. equities) declined 2.91%. The Fund’s exposure to international markets and the energy sector were the main detractors to performance during the period.

As this is our first letter to shareholders, we would like to use this opportunity to talk about the Fund’s investment philosophy and approach, and to provide some insight into the Fund’s current positioning. The Fund employs a global asset allocation approach to create a portfolio with a blend of actively managed equity funds and alpha-oriented fixed income funds. The objective of this Fund is to provide attractive long-term capital appreciation and income generation.

The investment industry often falls short in discussing risk with investors, using terms like standard deviation or value-at-risk that have little meaning to many people. In other words, if we tell you that one portfolio has a standard deviation of 12% and another’s standard deviation is 10%, you may have a vague understanding that the latter portfolio is less volatile, but that information may not help you very much without context.

We want you to understand how we think about risk and how we attempt to minimize the risk present at any given time within the Fund’s portfolio. We view risk simply as the possibility of losing capital over a longer-term period. Instead of focusing on various risk metrics or ratios, we are more concerned with the potential drawdown of the Fund within a range of reasonably foreseeable downside scenarios.

We develop upside and downside scenarios for each asset class represented in the Fund’s portfolio. We are not attempting to predict the future, but we are attempting to understand the drivers of future return opportunity and risk for each asset class. We then tilt the portfolio toward the investment strategies with the most upside potential relative to the amount of downside risk.

This methodology is probably best illustrated by speaking about one of the current portfolio tilts in the Fund’s asset allocation. One of the bigger challenges that we currently face is the fact that U.S. fixed income investments have offered relatively low yields, and if those yields rise even moderately, the loss of principal on those investments could exceed the income received. One conventional approach to solving this problem in recent years has been to allocate some assets away from fixed income and buy high-yielding dividend stocks. This solution might protect the portfolio from declining bond prices if rates rise, but it also exposes the equity portion of the portfolio to the same rising-rate risk factor. We believe that high-yielding stocks could potentially produce greater downside drawdown in a rising-interest-rate environment.

We have chosen a different solution, one that leverages opportunities to invest in fixed income portfolios that use diverse tools to minimize their interest-rate exposure. The Brown Advisory Strategic Bond Fund, one of our holdings, is a good example. It is an unconstrained portfolio that seeks to deliver the majority of its returns through fundamental sector and credit analysis, and it uses hedging strategies to reduce its exposure to interest rates. This portfolio seeks to achieve strong upside potential with lower interest-rate risk.

2014 was marked by uneven performance in both investment markets and economies across the globe. For the most part, the only attractive returns across global markets were generated in assets denominated in U.S. dollars. The main driver of the imbalanced returns in 2014 was the fact that the global economy continues to progress, but its engine is firing on only one cylinder, the U.S.

The eurozone slipped closer to recession and more importantly deflation as the year progressed, and China’s growth also slowed. The U.S. economy was the only major developed economy that experienced positive economic momentum. The positive environment enabled the Federal Reserve to end quantitative easing by tapering its bond purchases, and the Fed even began talking about the potential to increase short-term interest rates. This backdrop should have presented challenges for the U.S. fixed income sector, but in fact 2014 proved to be a profitable year to invest in bonds, as yields fell throughout the year. Global investors purchased U.S. bonds at unprecedented levels in 2014, in large part because fears of deflation in Europe drove European yields to new historic lows, with many nations seeing their 10-year bond yield drop below 1%.

www.brownadvisoryfunds.com

Brown Advisory Multi-Strategy Fund
A Message to Our Shareholders
December 31, 2014

The two markets that saw the most movement in the back half of 2014 were currencies and energy. The U.S. dollar rallied aggressively as the prospects for higher rates in the U.S. and lower rates in the rest of the world took hold. The rising dollar has proven a headwind to investing in assets not priced in dollars.

Oil markets were hit on three fronts, resulting in the largest percentage decline in prices since the 2008-09 financial crisis. The rising dollar, increased oil supply from U.S. shale producers and declining demand from Europe and emerging markets pushed oil prices down. The price declined even further as OPEC chose to maintain high production levels despite the decline in demand.

This backdrop presents quite the puzzle for allocating a global portfolio. We ended the year with a healthy exposure of over 40% to U.S. equities, as we expect U.S. companies to benefit from more favorable fundamentals, but we are carefully monitoring two things: overall valuations and exposure to the rising dollar. We believe that Asia will be among the largest beneficiaries of declining oil prices, and thus we anticipate that our position in the Brown Advisory Emerging Markets Small-Cap Fund can be a key driver for returns in 2015. The current sub-adviser of this portfolio, Macquarie Funds Management Hong Kong Limited, has meaningful exposure to consumer stocks in India and China. Both of these economies are large oil importers (so they benefit from the decline in oil prices), and both are still seeing rising incomes.

Investing in European equities presents another interesting challenge for us, given the uncertainties involved with the start of the ECB’s quantitative-easing program. History suggests that these programs often produce positive results for local equity markets, and a similar outcome in Europe in the first half of 2015 seems reasonably likely. The challenge for us is that we also expect the U.S. dollar to appreciate versus the euro, which could erase a lot of the return for our U.S.-based investors. Instead of attempting to thread this currency needle, we are seeking European exposure through the Brown Advisory - WMC Strategic European Equity Fund, sub-advised by Wellington Management, which invests in multinational companies that have the potential to experience positive business fundamentals from the declining euro.

Overall, we believe that the investment environment is relatively challenging at the moment, but we also see excellent opportunities, especially at the individual-security level. Quantitative easing has forced money flows to shift across regions and asset classes in peculiar ways in recent years, which has helped to create many of the opportunities we see. Therefore, in spite of the challenges, we are optimistic about the specific investments within the Brown Advisory Multi-Strategy Fund.

Sincerely,

Paul Chew
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory Multi-Strategy Fund
A Message to Our Shareholders
December 31, 2014

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is considered a “funds of funds” and an investor will indirectly bear the principal risks and its share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than they would if they invested directly in the underlying funds. The Fund may invest in foreign securities, which involve political, economic and currency risks, greater volatility and differences in accounting methods. Investments in small and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that an investor should be aware of, including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. In addition, the Fund is susceptible to risks from investments in derivatives, U.S. Government securities, private placements, REITs and municipal securities.

Fund holdings and sector allocations are subject to change and should not be considered as a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Multi-Strategy Fund
Schedule of Investments
December 31, 2014 (Unaudited)

Shares	Security Description	Value $

Affiliated Mutual Funds (Note 3) — 96.6%

Domestic Equity Funds — 46.0%
6,817	Brown Advisory Flexible Equity Fund	109,002
1,740	Brown Advisory Small-Cap
	Fundamental Value Fund	41,057
556	Brown Advisory Small-Cap Growth Fund	18,252
2,268	Brown Advisory Value Equity Fund	39,409
		207,720
Foreign Equity Funds — 15.4%
2,264	Brown Advisory — Somerset Emerging
	Markets Fund	21,512
4,105	Brown Advisory — WMC Strategic
	European Equity Fund	39,413
903	Brown Advisory Emerging
	Markets Small-Cap Fund*	8,819
		69,744
Bond Funds — 35.2%
4,055	Brown Advisory Strategic Bond Fund	40,667
11,798	Brown Advisory Total Return Fund	118,570
		159,237
Total Affiliated Mutual Funds (Cost $445,078)		436,701

Short-Term Investments — 4.1%

Money Market Funds — 4.1%
18,688	DWS Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03%#	18,688
Total Short-Term Investments (Cost $18,688)		18,688
Total Investments — 100.7% (Cost $463,766)		455,389
Liabilities in Excess of Other Assets — (0.7)%		(3,124)
NET ASSETS — 100.0%		$452,265

PORTFOLIO HOLDINGS
% of Net Assets

Domestic Equity Funds	46.0%
Bond Funds	35.2%
Foreign Equity Funds	15.4%
Money Market Funds	4.1%
Other Assets and Liabilities	(0.7)%
100.0%

*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Intermediate Income Fund
A Message to Our Shareholders
December 31, 2014

Dear Shareholder:

The Brown Advisory Intermediate Income Fund Investor Shares (the “Fund”) returned 0.74% during the six-month period ended December 31, 2014. During the same time period, the Barclays Intermediate US Aggregate Bond Index, the Fund’s benchmark, returned 1.24%.

Throughout this period, we positioned the Fund conservatively with regard to duration in the belief that interest rates were more likely to rise than to fall. This turned out to be incorrect—rates broadly fell during the period—but we were also positioned in anticipation of a flattening yield curve, and the Fund benefited when the yield curve did in fact flatten dramatically. Going into this period, we thought about the most likely reasons why rates might rise (an improving economy and/or Fed rate hikes) and the reasons they might fall (increasing foreign demand for U.S. bonds or tempered expectations for long-term U.S. economic growth). All of these scenarios favored longer-term bonds more than short- or intermediate-term bonds; hence our belief that the curve was likely to flatten.

Our relative underperformance can be attributed to our overweight in corporate credit, a sector that experienced weakness in sympathy with global economic issues, and our underweight in mortgages, which performed well in a falling-rate environment. We had anticipated a decline in mortgage demand as the Federal Reserve backed off its buying program.

Our opportunistic positions in the tax-exempt municipal market helped our performance. We have built an allocation in this sector purely for pricing reasons. Though the Fund does not strive for tax-exempt income, we tend to buy and hold positions in this sector for a period of time when prices become particularly attractive.

We remain focused on our core philosophy of seeking sectors and bonds that we believe are underpriced on a fundamental basis, while maintaining the core stability that investors should expect from what we believe is a high-quality, intermediate bond fund.

Sincerely,

Paul D. Corbin
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2014 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Corporate Bonds & Notes — 29.4%
1,635,000	BB&T Corp. Callable 12/15/2019 @ 100^#	0.95%	01/15/2020	1,636,547
1,615,000	Bed Bath & Beyond, Inc. Callable 05/01/2024 @ 100^	3.75%	08/01/2024	1,639,188
1,640,000	Camden Property Trust Callable 06/15/2024 @ 100^	3.50%	09/15/2024	1,632,082
1,615,000	Celgene Corp.	2.30%	08/15/2018	1,629,745
1,555,000	Citigroup, Inc.#	1.93%	05/15/2018	1,607,657
1,610,000	Education Realty Operating Partnership, L.P. Callable 09/01/2024 @ 100^	4.60%	12/01/2024	1,651,799
6,410,000	Fannie Mae	2.63%	09/06/2024	6,499,836
1,610,000	First American Financial Corp.	4.60%	11/15/2024	1,635,583
1,640,000	FMC Technologies, Inc.	2.00%	10/01/2017	1,629,333
1,630,000	Healthcare Trust of America, Inc. Callable 05/15/2021 @ 100^	3.38%	07/15/2021	1,629,417
1,625,000	JB Hunt Transport Services, Inc.	2.40%	03/15/2019	1,627,480
1,625,000	JPMorgan Chase & Co.#	0.87%	01/28/2019	1,626,604
1,510,000	Kinder Morgan Energy Partners L.P.	5.30%	09/15/2020	1,628,029
1,625,000	Morgan Stanley#	1.08%	01/24/2019	1,629,818
850,000	Morgan Stanley	4.35%	09/08/2026	856,246
1,650,000	News America, Inc.	3.00%	09/15/2022	1,641,666
1,565,000	Providence Health & Services Floating Note#	1.19%	10/01/2017	1,577,141
1,595,000	Realty Income Corp. Callable 07/15/2026 @ 100^	4.13%	10/15/2026	1,629,650
2,425,000	Royal Bank of Canada#	0.77%	03/15/2019	2,445,474
1,330,000	Saint Barnabas Health System	4.00%	07/01/2028	1,362,270
1,615,000	Sunoco Logistics Partners Operations L.P. Callable 01/01/2024 @ 100^	4.25%	04/01/2024	1,636,203
2,250,000	Sutter Health	1.09%	08/15/2053	2,240,505
1,620,000	TIAA Asset Management Finance Co., LLC~	4.13%	11/01/2024	1,662,894
1,540,000	Verizon Communications, Inc.	3.65%	09/14/2018	1,628,204
1,960,000	Weatherford International, Ltd. Callable 01/15/2022 @ 100^	4.50%	04/15/2022	1,747,077
1,550,000	Zions Bancorporation Callable 05/11/2023 @100^	4.50%	06/13/2023	1,639,252
Total Corporate Bonds & Notes (Cost $47,715,482)				47,769,700

Municipal Bonds — 14.2%
670,000	District of Columbia Income Tax Secured Revenue Bonds, Series 2010F	4.71%	12/01/2022	753,951
2,185,000	Florida Hurricane Catastrophe Revenue Bonds	2.11%	07/01/2018	2,203,573
1,000,000	Illinois State Sales Tax Revenue	2.30%	06/15/2019	1,013,700
1,560,000	Indiana State Bond Bank Revenue	1.02%	07/15/2016	1,566,334
3,200,000	Maryland State Health & Higher Education Revenue Bonds	3.99%	07/01/2028	3,192,704
5,735,000	Michigan, State of	2.55%	11/01/2015	5,838,115
1,420,000	New York City TFA Future Tax Callable 08/01/2024 @ 100^	5.00%	08/01/2032	1,681,607
1,420,000	New York City Water Callable 06/15/2024 @ 100^	5.00%	06/15/2036	1,654,186
1,700,000	New York State Thruway Authority Callable 07/01/2025 @ 100^	5.00%	01/01/2027	2,049,758
2,750,000	Port Authority New York & New Jersey	5.31%	12/01/2019	3,147,650
Total Municipal Bonds (Cost $22,640,265)				23,101,578

Mortgage Backed Securities — 9.6%
4,795	FHLMC, Pool# C00210	8.00%	01/01/2023	5,575
458,296	FHLMC, Pool# 1B0889#	2.15%	05/01/2033	486,519
373,141	FHLMC, Pool# 1J0203#	2.22%	04/01/2035	397,469
3,908,785	FHLMC PC, Pool# Q2-5749	4.00%	04/01/2044	4,172,836
216,628	FHLMC REMIC, Series 2782	4.00%	11/15/2033	225,226
28,203	FNMA, Pool# 254089	6.00%	12/01/2016	29,142
284,633	FNMA, Pool# 842239	5.00%	09/01/2020	305,038
21,051	FNMA, Pool# 539082	7.00%	08/01/2028	21,393
28,939	FNMA, Pool# 625536	6.00%	01/01/2032	32,772
42,546	FNMA, Pool# 628837	6.50%	03/01/2032	48,492
194,761	FNMA, Pool# 663238	5.50%	09/01/2032	217,680
71,097	FNMA, Pool# 744805#	1.89%	11/01/2033	73,116
56,221	FNMA, Pool# 741373#	2.41%	12/01/2033	58,811
73,842	FNMA, Pool# 764342#	1.90%	02/01/2034	76,535
108,012	FNMA, Pool# 848817	5.00%	01/01/2036	119,285
2,372,786	FNMA, Pool# AS1474	4.50%	01/01/2044	2,579,871

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2014 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — (Continued)
1,400,108	FNMA, Pool# AV7911	4.50%	01/01/2044	1,522,738
2,660,462	FNMA REMIC Trust, Series 2013-115†	3.00%	04/25/2031	298,417
83,451	GNMA, Pool# 781450	5.00%	06/15/2017	87,133
26,629	GNMA, Pool# 487110	6.50%	04/15/2029	31,232
34,924	GNMA, Pool# 781186	9.00%	06/15/2030	40,907
6,849	GNMA, Pool# 571166	7.00%	08/15/2031	7,102
2,277,947	GNMA REMIC Trust, Series 2010-124	2.72%	05/16/2037	2,300,309
3,078,143	GNMA REMIC Trust, Series 2013-79†	3.00%	01/20/2042	355,984
2,000,000	GNMA REMIC Trust, Series 2014-01	3.29%	03/16/2054	2,044,115
Total Mortgage Backed Securities (Cost $15,258,400)				15,537,697

Asset Backed Securities — 1.2%
2,000,000	Freddie Mac STACR Debt Notes, Series 2014-DN1#	2.37%	02/25/2024	1,967,416
Total Asset Backed Securities (Cost $2,000,000)				1,967,416

U.S. Treasury Notes — 17.5%
11,365,000	United States Treasury Note	0.25%	07/15/2015	11,372,989
2,430,000	United States Treasury Note	0.38%	02/15/2016	2,431,140
6,470,000	United States Treasury Note	0.63%	10/15/2016	6,472,530
7,720,000	United States Treasury Note	2.75%	02/15/2024	8,124,096
Total U.S. Treasury Notes (Cost $28,186,474)				28,400,755

Affiliated Mutual Funds (Note 3) — 19.2%
3,092,653	Brown Advisory Mortgage Securities Fund			31,143,018
Total Affiliated Mutual Funds (Cost $31,354,566)				31,143,018

Short-Term Investments — 7.7%

U.S. Treasury Bills — 5.0%
8,095,000	United States Treasury Bill			8,094,741

Money Market Funds — 2.7%
4,488,139	DWS Cash Account Trust — Government & Agency Securities Portfolio, 0.03%*			4,488,139
Total Short-Term Investments (Cost $12,583,052)				12,582,880
Total Investments — 98.8% (Cost $159,738,239)				160,503,044
Other Assets in Excess of Liabilities — 1.2%				2,018,828
NET ASSETS — 100.0%				$162,521,872

PORTFOLIO HOLDINGS
% of Net Assets

Corporate Bonds & Notes	29.4%
Affiliated Mutual Funds	19.2%
U.S. Treasury Notes	17.5%
Municipal Bonds	14.2%
Mortgage Backed Securities	9.6%
U.S. Treasury Bills	5.0%
Money Market Funds	2.7%
Asset Backed Securities	1.2%
Other Assets and Liabilities	1.2%
100.0%

^	Continuously callable with 30 days notice.
#	Variable rate security. Rate disclosed is as of December 31, 2014.
†	Interest Only Security
~
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At December 31, 2014, the value of these securities amounted to $1,662,894 or 1.0% of net assets.

*	Annualized seven-day yield as of December 31, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
A Message to Our Shareholders
December 31, 2014

Dear Shareholder:

The Brown Advisory Total Return Fund Investor Shares (the “Fund”) commenced operations on October 30, 2014. For the period from inception to December 31, 2014, the Fund was up 0.64%, slightly behind the 0.69% return for the Barclays US Aggregate Bond Index, the Fund’s benchmark.

The Fund’s strategy is to combine bottom-up credit selection with macroeconomic analysis to build concentrated weightings and positions in our highest-conviction ideas. We analyze macroeconomic ideas based on scenario analysis as opposed to point forecasts, and we look for investment positioning that can perform reasonably well in a wide range of market scenarios.

For the period, the Fund was mostly neutral-weighted with regard to duration, but positioned for the yield curve to flatten. This positioning was a good example of our scenario-based macro process. We believed that if interest rates were to rise, it would be because economic sentiment was improving and near-term Fed rate hikes appeared more likely to occur. That would cause short- and intermediate-term rates to rise more than long-term rates. On the other hand, we saw several reasons why rates might fall, including increasing foreign demand and/or a downgrade in the long-term growth prospects for the U.S. Both of these would be more likely to benefit longer-term bonds more than short- or intermediate-term bonds. As it happened, in December, falling rates in Europe in particular pushed many foreign buyers into the U.S. market, causing the yield curve to flatten considerably. This was a major benefit to the portfolio.

We also benefited from positive results from several bottom-up credit ideas, such as Alleghany Corp., E*Trade Financial, Bed Bath and Beyond, and DaVita Healthcare.

Offsetting these positive contributors was generalized underperformance by credit (where we are overweight) and outperformance by mortgage bonds (where we are underweight) relative to the overall benchmark’s performance.

Looking forward, the weaker performance in credit is creating some interesting opportunities, especially for higher-quality high-yield issues. In late December, we added some names that fit this description, such as Royal Caribbean, Spectrum Brands and DaVita Healthcare. We believe that our disciplined credit process can add value whether credit is widening or tightening, and that this has the potential to be a key driver of performance going forward.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities. In addition, the fund is susceptible to risks from investments in derivatives, U.S. Government securities, and changes in interest rates. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2014 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Corporate Bonds & Notes — 37.6%
525,000	21st Century Fox America, Inc.	6.15%	02/15/2041	670,557
645,000	Alleghany Corp. Callable 03/15/2044 @ 100^	4.90%	09/15/2044	679,294
990,000	Ally Financial, Inc.	3.25%	09/29/2017	992,475
650,000	Bank of America Corp.#	1.27%	01/15/2019	659,881
645,000	Bed Bath & Beyond, Inc. Callable 02/01/2044 @ 100^	5.17%	08/01/2044	676,404
665,000	Camden Property Trust Callable 06/15/2024 @ 100^	3.50%	09/15/2024	661,789
650,000	Celgene Corp. Callable 11/15/2043 @ 100^	4.63%	05/15/2044	676,943
935,000	CIT Group, Inc.~	5.50%	02/15/2019	989,347
542,000	Citigroup, Inc.#	1.93%	05/15/2018	560,354
625,000	Crown Americas, LLC Callable 02/01/2016 @ 103^	6.25%	02/01/2021	660,938
630,000	Davita Healthcare Partners, Inc. Callable 07/15/2019 @ 103^	5.13%	07/15/2024	643,781
650,000	E*TRADE Financial Corp. Callable 11/15/2017 @ 104^	5.38%	11/15/2022	666,250
570,000	Education Realty Operating Partnership, L.P. Callable 09/01/2024 @ 100^	4.60%	12/01/2024	584,798
650,000	First American Financial Corp.	4.60%	11/15/2024	660,329
660,000	Healthcare Trust of America, Inc. Callable 05/15/2021 @ 100^	3.38%	07/15/2021	659,764
635,000	Ineos Finance PLC Callable 05/01/2015 @ 106^~	7.50%	05/01/2020	669,131
655,000	JB Hunt Transport Services, Inc.	2.40%	03/15/2019	656,000
655,000	JPMorgan Chase & Co.#	0.87%	01/28/2019	655,646
605,000	Kinder Morgan Energy Partners L.P.	5.30%	09/15/2020	652,290
585,000	Legg Mason, Inc.	5.63%	01/15/2044	671,702
660,000	Methanex Corp. Callable 09/01/2024 @ 100^	4.25%	12/01/2024	658,436
650,000	Morgan Stanley	4.35%	09/08/2026	654,776
605,000	Realty Income Corp. Callable 07/15/2026 @ 100^	4.13%	10/15/2026	618,143
600,000	Reynolds Group Issuer, LLC Callable 08/15/2015 @ 104^	7.88%	08/15/2019	633,750
630,000	Rockwood Specialties Group, Inc. Callable 10/15/2015 @ 103^	4.63%	10/15/2020	652,838
635,000	Royal Caribbean Cruises, Ltd.	5.25%	11/15/2022	669,925
555,000	Spectra Energy Partners L.P. Callable 06/25/2043 @ 100^	5.95%	09/25/2043	661,219
500,000	Spectrum Brands, Inc. Callable 11/15/2016 @ 103^	6.38%	11/15/2020	523,750
645,000	Sunoco Logistics Partners Operations L.P. Callable 01/01/2024 @ 100^	4.25%	04/01/2024	653,468
650,000	TIAA Asset Management Finance Co., LLC~	4.13%	11/01/2024	667,211
460,000	Validus Holdings, Ltd.	8.88%	01/26/2040	644,812
515,000	Verizon Communications, Inc.	6.55%	09/15/2043	660,758
705,000	Weatherford International, Ltd.	7.00%	03/15/2038	679,851
625,000	Zions Bancorporation Callable 05/11/2023 @ 100^	4.50%	06/13/2023	660,989
Total Corporate Bonds & Notes (Cost $22,777,060)				22,787,599

Mortgage Backed Securities — 20.3%
600,000	FHLMC PC, Pool# Q3-0148	4.00%	12/01/2044	646,425
300,000	FHLMC PC, Pool# Q3-0222	4.00%	12/01/2044	321,716
300,000	FHLMC PC, Pool# Q3-0223	4.00%	12/01/2044	320,594
598,398	FNMA, Pool# AX5946	4.00%	10/01/2044	639,584
300,000	FNMA, Pool# AX9501	4.50%	12/01/2044	327,056
1,760,000	FNMA, 3.5%, Due TBA January	3.50%	01/15/2044	1,834,800
7,705,000	FNMA, 4.0%, Due TBA January	4.00%	01/15/2044	8,223,793
Total Mortgage Backed Securities (Cost $12,277,568)				12,313,968

Asset Backed Securities — 8.4%
750,000	Freddie Mac STACR Debt Notes, Series 2014-DN1#	2.37%	02/25/2024	737,781
770,000	Freddie Mac STACR Debt Notes, Series 2014-DN2#	1.82%	04/25/2024	746,636
1,150,000	Freddie Mac STACR Debt Notes, Series 2014-DN3#	2.57%	08/25/2024	1,143,893
750,000	Octagon Investment Partners XXII, Series 2014-22 A#~	1.71%	11/25/2025	750,000
1,000,000	OZLM Funding, Ltd., Series 2013-4#~	1.98%	07/22/2025	961,500
750,000	OZLM Funding, Ltd., Series 2014-9a A1#~	1.81%	01/20/2027	744,951
Total Asset Backed Securities (Cost $5,111,769)				5,084,761

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2014 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Municipal Bonds — 6.1%
400,000	Bay Area Toll Authority	7.04%	04/01/2050	595,216
225,000	California State	7.50%	04/01/2034	334,705
115,000	California State	7.55%	04/01/2039	177,582
1,500,000	New Jersey Turnpike Authority	7.10%	01/01/2041	2,176,995
410,000	Port Authority of New York and New Jersey Callable 10/15/2024 @ 100^	4.43%	10/15/2034	421,029
Total Municipal Bonds (Cost $3,621,011)				3,705,527

U.S. Treasury Securities — 20.7%
1,720,000	United States Treasury Bond	3.63%	02/15/2044	2,024,359
4,600,000	United States Treasury Note†	0.25%	07/15/2015	4,603,234
4,590,000	United States Treasury Note	1.25%	10/31/2015	4,627,294
1,315,000	United States Treasury Note	0.38%	02/15/2016	1,315,616
Total U.S. Treasury Securities (Cost $12,474,277)				12,570,503

Short-Term Investments — 27.2%

Money Market Funds — 27.2%
16,518,932	DWS Cash Account Trust — Government & Agency Securities Portfolio, 0.03%*			16,518,932
Total Short-Term Investments (Cost $16,518,932)				16,518,932
Total Investments — 120.3% (Cost $72,780,617)				72,981,290
Liabilities in Excess of Other Assets — (20.3)%				(12,296,337)
NET ASSETS — 100.0%				$60,684,953

^	Continuously callable with 30 days notice.
~
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At December 31, 2014, the value of these securities amounted to $4,782,140 or 7.9% of net assets.

†	A portion of this security is pledged as collateral in connection with open futures contracts.
#	Variable rate security. Rate disclosed is as of December 31, 2014.
*	Annualized seven-day yield as of December 31, 2014.

Futures Contracts — Long (Note 8)

Issue	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation
U.S. Treasury Long Bond Futures March 2015	30	04/01/15	$4,265,655	$71,179

Futures Contracts — Short (Note 8)

				Unrealized
Issue	Contracts	Expiration Date	Notional Amount	Appreciation (Depreciation)
U.S. Treasury 10-Year Note Futures March 2015	(60)	04/01/15	$(7,566,893)	$(41,001)
U.S. Treasury 5-Year Note Futures March 2015	(69)	04/07/15	(8,216,065)	9,838
			$(15,782,958)	$(31,163)

PORTFOLIO HOLDINGS
% of Net Assets

Corporate Bonds & Notes	37.6%
Money Market Funds	27.2%
Mortgage Backed Securities	20.3%
U.S. Treasury Securities	20.7%
Asset Backed Securities	8.4%
Municipal Bonds	6.1%
Other Assets and Liabilities	(20.3)%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
A Message to Our Shareholders
December 31, 2014

Dear Shareholder:

During the six months ended December 31, 2014, the Brown Advisory Strategic Bond Fund Advisor Shares (the “Fund”) returned 0.30%, while the Barclays Intermediate US Aggregate Bond Index, the Fund’s benchmark, returned 1.24%.  Prior to October 31, 2014, the Fund was known as the Brown Advisory Tactical Bond Fund.

The Fund’s strategy is to seek attractive returns using a combination of concentrated, bottom-up credit selection, macroeconomic positioning and a low duration. The prospectus was updated effective October 31, 2014, in order to leverage our research capabilities and to pursue opportunities through individual credit selection and in certain debt-market dislocations. The update also allows us to use futures and swaps to hedge interest-rate risk. We analyze macroeconomic ideas based on a rigorous due diligence and underwriting process, and we take a dynamic and multifaceted approach to pricing risk.

During the final two months of the period, the Fund operated with a duration close to 1.0, in line with our portfolio objective of avoiding most of the risk associated with rising interest rates. Our high-yield exposure in the final two months of the year grew from 30% to 40% as we found opportunities in late November and early December to invest in higher-rated, defensive, individual high-yield bonds. We have largely avoided the energy sector, and our positioning reflected our view that defensive, noncyclical credits would outperform. Investment-grade corporates made up just under 20% of the portfolio, and municipal bonds, our best-performing sector, composed roughly 28% of the portfolio. We also built an exposure to certain structured products that in our view offer compelling relative value on a risk-adjusted basis.

In December, the high-yield market experienced considerable volatility. Our lack of energy exposure and our emphasis on defensive and higher-rated investments boosted our performance. Several bottom-up credit ideas, such as Alleghany Corp., E*Trade Financial and Aramark, also contributed positively to returns. Performance was hurt by the generalized underperformance of credit and municipal bonds (where we have meaningful allocations) vs. Treasury bonds (we are short Treasuries in order to bring down portfolio duration).

Looking forward, the weaker performance in credit is creating some interesting opportunities, especially for higher-quality high-yield names. In late December, we added some names that fit this description, such as Royal Caribbean, Spectrum Brands and Davita Healthcare. We believe that our disciplined credit process has the potential to add value regardless of whether credit is widening or tightening, and that has the potential to be a key driver of performance going forward.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

Robert H. Snyder
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. A non-diversified fund may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, non-diversified Fund is more exposed to individual stock volatility than a diversified fund. The fund may make short sales of securities, which involve the risk that losses in a security may exceed the original amount invested in that security. The risks of investments in derivatives, including options on futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Income from tax-exempt securities may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors.

Diversification does not assure a profit or protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Schedule of Investments
December 31, 2014 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Corporate Bonds & Notes — 49.2%
500,000	Alleghany Corp. Callable 03/15/2044 @ 100^	4.90%	09/15/2044	526,584
350,000	Ally Financial, Inc.	3.25%	09/29/2017	350,875
500,000	Aramark Corp. Callable 03/15/2015 @ 104^	5.75%	03/15/2020	518,750
500,000	Camden Property Trust Callable 06/15/2024 @ 100^	3.50%	09/15/2024	497,586
500,000	CCO Holdings, LLC Callable 04/30/2015 @ 105^	6.50%	04/30/2021	526,875
500,000	Celanese U.S. Holdings, LLC	4.63%	11/15/2022	497,500
500,000	Community Health Systems, Inc. Callable 02/01/2017 @ 104^	5.13%	08/01/2021	521,250
500,000	CIT Group, Inc.~	5.50%	02/15/2019	529,062
500,000	Constellation Brands, Inc.	4.25%	05/01/2023	497,500
250,000	Crown Americas, LLC Callable 02/01/2016 @ 103^	6.25%	02/01/2021	264,375
500,000	Davita Healthcare Partners, Inc. Callable 07/15/2019 @ 103^	5.13%	07/15/2024	510,937
250,000	E*TRADE Financial Corp. Callable 11/15/2017 @ 104^	5.38%	11/15/2022	256,250
500,000	Ecolab, Inc.	4.35%	12/08/2021	545,613
500,000	Education Realty Operating Partnership, L.P. Callable 09/01/2024 @ 100^	4.60%	12/01/2024	512,981
405,000	First American Financial Corp.	4.60%	11/15/2024	411,435
500,000	Fresenius Medical Care U.S. Finance II, Inc. 07/17/2024 @ 100^~	4.75%	10/15/2024	507,500
420,000	Goldman Sachs Group, Inc.#	1.25%	10/23/2019	422,443
500,000	Goodyear Tire & Rubber Co. Callable 03/01/2016 @ 105^	6.50%	03/01/2021	532,500
500,000	HCA, Inc.	6.50%	02/15/2020	561,500
500,000	HD Supply, Inc. Callable 12/15/20017 @ 104^~	5.25%	12/15/2021	510,000
500,000	Healthcare Trust of America, Inc. Callable 05/15/2021 @ 100^	3.38%	07/15/2021	499,821
500,000	HJ Heinz Co. Callable 04/15/2015 @ 102^	4.25%	10/15/2020	506,250
500,000	Ineos Finance, PLC Callable 05/01/2015 @ 106^~	7.50%	05/01/2020	526,875
420,000	Kinder Morgan, Inc. Callable 03/01/2025 @ 100^	4.30%	06/01/2025	421,071
250,000	Kinetic Concepts, Inc. Callable 11/01/2015 @ 105^	10.50%	11/01/2018	272,500
250,000	Kinetic Concepts, Inc. Callable 11/01/2015 @ 106^	12.50%	11/01/2019	277,500
500,000	KLX, Inc. Callable 12/01/2017 @ 104^~	5.88%	12/01/2022	506,250
500,000	Kraft Foods Group, Inc.	3.50%	06/06/2022	513,191
500,000	Lear Corp. Callable 01/15/2020 @ 103^	5.25%	01/15/2025	508,750
420,000	Methanex Corp. Callable 09/01/2024 @ 100^	4.25%	12/01/2024	419,005
500,000	MGM Resorts International	6.00%	03/15/2023	505,000
420,000	Morgan Stanley	4.35%	09/08/2026	423,086
500,000	Realty Income Corp. Callable 05/01/2023 @ 100^	4.65%	08/01/2023	539,370
500,000	Reynolds Group Issuer, LLC 08/15/2015 @ 104^	7.88%	08/15/2019	528,125
350,000	Rockwood Specialties Group, Inc. 10/15/2015 @ 104^	4.63%	10/15/2020	362,688
400,000	Royal Caribbean Cruises, Ltd.	5.25%	11/15/2022	422,000
500,000	Sealed Air Corp. 09/01/2022 @ 100^~	4.88%	12/01/2022	497,500
500,000	Spectrum Brands, Inc. 11/15/2016 @ 103^	6.38%	11/15/2020	523,750
410,000	TIAA Asset Management Finance Co., LLC~	4.13%	11/01/2024	420,856
400,000	Verizon Communications, Inc.	3.65%	09/14/2018	422,910
250,000	Weatherford International, Ltd. Callable 01/15/2022 @ 100^	4.50%	04/15/2022	222,842
410,000	Zions Bancorporation Callable 05/11/2023 @100^	4.50%	06/13/2023	433,609
Total Corporate Bonds & Notes (Cost $19,222,906)				19,254,465

Municipal Bonds — 25.7%
250,000	Alachua County Health Facilities Authority Callable 12/01/2024 @ 100^	5.00%	12/01/2033	286,373
250,000	Chicago O'Hare International Airport Callable 01/01/2023 @ 100^	5.00%	01/01/2039	276,430
250,000	Franklin County Health Care Facilities Friendship Village Callable 11/15/2024 @ 100^	5.00%	11/15/2034	273,415
1,000,000	Metropolitan Transportation Authority New York Callable 11/15/2024 @ 100^	5.00%	11/15/2033	1,170,230
1,100,000	New Jersey State Turnpike Authority Callable 07/01/2024 @ 100^	5.00%	01/01/2034	1,268,399
1,100,000	New York State Thruway Authority Callable 01/01/2025 @ 100^	5.00%	01/01/2031	1,299,804
1,500,000	Pennsylvania Turnpike Commission Callable 12/01/2024 @ 100^	5.00%	12/01/2030	1,754,940
1,000,000	Pennsylvania Turnpike Commission 12/01/2024 @ 100^	5.25%	12/01/2039	1,141,480
1,000,000	South Carolina State Public Service Authority 12/01/2024 @ 100^	5.00%	12/01/2039	1,140,560
1,000,000	South Central Connecticut Regional Water Authority 08/01/2024 @ 100^	5.00%	08/01/2039	1,153,320
250,000	Wisconsin Health & Educational Facilities Authority 05/01/2024 @ 100^	5.00%	05/01/2027	277,455
Total Municipal Bonds (Cost $10,033,684)				10,042,406

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Schedule of Investments
December 31, 2014 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Asset Backed Securities — 13.4%
750,000	Freddie Mac STACR Debt Notes, Series 2014-DN1#	2.37%	02/25/2024	737,781
750,000	Freddie Mac STACR Debt Notes, Series 2014-DN2#	1.82%	04/25/2024	727,243
850,000	Freddie Mac STACR Debt Notes, Series 2014-DN3#	2.57%	08/25/2024	845,486
1,250,000	Octagon Investment Partners XXII, Series 2014-22 A#~	1.71%	11/25/2025	1,250,000
1,000,000	OZLM Funding, Ltd., Series 2013-4#~	1.98%	07/22/2025	961,500
750,000	OZLM Funding, Ltd., Series 2014-9a A1#~	1.81%	01/20/2027	744,951
Total Asset Backed Securities (Cost $5,291,446)				5,266,961

Mutual Funds — 1.8%
8,166	Eaton Vance Massachusetts Municipal Bond Fund			116,447
10,000	Invesco Pennsylvania Value Municipal Income Trust			138,400
9,276	PIMCO California Municipal Income Fund II			88,215
8,341	PIMCO California Municipal Income Fund III			89,332
11,168	PIMCO New York Municipal Income Fund II			136,026
300	PIMCO New York Municipal Income Fund III			2,931
8,000	Pioneer Municipal High Income Advantage Trust			119,760
Total Mutual Funds (Cost $658,467)				691,111

Short-Term Investments — 9.9%

U.S. Treasury Bills — 1.4%
565,000	United States Treasury Bill`			564,965

Money Market Funds — 8.5%
3,302,625	DWS Cash Account Trust — Government & Agency Securities Portfolio, 0.03%*			3,302,625
Total Short-Term Investments (Cost $3,867,590)				3,867,590
Total Investments — 100.0% (Cost $39,074,093)				39,122,533
Liabilities in Excess of Other Assets — (0.0)%				(3,866)
NET ASSETS — 100.0%				$39,118,667

^	Continuously callable with 30 days notice.
~
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At December 31, 2014, the value of these securities amounted to $6,454,494, or 16.5% of net assets.

`	A portion of this security is pledged as collateral in connection with open derivatives positions.
#	Variable rate security. Rate disclosed is as of December 31, 2014.
*	Annualized seven-day yield as of December 31, 2014.

Credit Default Swap Contracts (Note 6) — Sell ProtectionÄ
			Termination	Notional	Unrealized
Counterparty	Reference Entity	Rate	Date	Amount†	Depreciation
Credit Suisse	Markit CDX North American High Yield Index Series 23	5.00%	12/20/19	$3,500,000	$(5,813)
Ä
If the Fund is a seller of protection and a credit event occurs, i.e. bankruptcy or failure to pay, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of the protection an amount up to or equal to the notional amount of the swap and take delivery of the reference obligations or underlying securities comprising the reference index or (ii) pay a net settlement amount in the form of cash or securities up to or equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the reference index.

†
The maximum potential amount (if, after a credit event the value of the related obligation or obligations were determined to have a value of zero) the Fund could be required to pay as seller of credit protection or entitled to as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Schedule of Investments
December 31, 2014 (Unaudited)

Futures Contracts — Short (Note 8)

				Unrealized Appreciation
Issue	Contracts	Expiration Date	Notional Amount	(Depreciation)
U.S. Treasury 10-Year Note Futures March 2015	(90)	04/01/15	$(11,427,957)	$16,116
U.S. Treasury 5-Year Note Futures March 2015	(80)	04/07/15	(9,558,592)	44,108
U.S. Treasury Long Bond Futures March 2015	(45)	04/01/15	(6,432,611)	(72,766)
			$(27,419,160)	$(12,542)

PORTFOLIO HOLDINGS
% of Net Assets

Corporate Bonds & Notes	49.2%
Municipal Bonds	25.7%
Asset Backed Securities	13.4%
Money Market Funds	8.5%
Mutual Funds	1.8%
U.S. Treasury Bills	1.4%
Other Assets and Liabilities	0.0%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
A Message to Our Shareholders
December 31, 2014

Dear Shareholder:

During the six-month period ended December 31, 2014, the total return of the Brown Advisory Maryland Bond Fund (the “Fund”) was 0.99% vs. 1.42% for the benchmark the Barclays 1-10 Year Blended Municipal Bond Index.  While our Fund lagged the benchmark by 43 basis points, there were two key factors, our overweight to alpha sectors and the Fund’s yield-curve structure, which positively influenced performance for the period.

First, the Maryland market is generally a high-quality market dominated by state and local general-obligation issuance, a fact that presents an inherent challenge for Maryland-focused portfolios when compared to national portfolios. There are fewer opportunities in Maryland in sectors that provide higher yield and alpha opportunities, such as airports, health care, hospitals and power. To this point, the overall Maryland market underperformed the National market. The Fund can invest up to 20% of holdings in non-Maryland issues. We have used this capacity to mitigate the lack of yield in the Maryland market by focusing our non-Maryland holdings in longer-maturity alpha sectors, and this stance helped us during the period.

The second factor that strongly contributed to performance was our yield-curve barbell structure. Throughout the year, we added exposure to short and long maturities while reducing our holdings in the three-to-seven-year part of the yield curve. In particular, we have reduced our exposure to five-year maturities. As the yield curve continues to flatten in anticipation of Fed rate hikes, we believe that the three-to-seven-year portion of the yield curve will be the most vulnerable.

The Fund’s best-performing holdings for the six-month period were focused in alpha sectors, namely, hospitals, health care (Continuous Care Retirement Communities), airports and power. Stability holdings, specifically those state and local general obligation bonds with shorter maturities, were the weakest performers for the period.

The Fund maintained short-to-neutral duration position throughout the period. Given our view that curve positioning will drive performance, we expect to maintain a relatively neutral duration in the near term.

The Fund seeks to provide a high level of current income consistent with preservation of principal within an intermediate maturity structure.

Sincerely,

Monica M. Hausner
Portfolio Manager

Stephen M. Shutz, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Investment in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2014 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — 97.3%

General Obligation Bonds — 45.5%
2,250,000	Alachua County Health Shands Teaching Hospital Callable 12/01/2024 @ 100^	5.00%	12/01/2034	2,571,210
565,000	Anne Arundel County Maryland Consolidated General Improvements	5.00%	03/01/2015	569,644
500,000	Anne Arundel County Maryland Consolidated General Improvements	4.00%	04/01/2015	504,905
5,075,000	Anne Arundel County Maryland Consolidated General Improvements Callable 04/01/2024 @ 100^	5.00%	04/01/2030	6,165,871
1,425,000	Baltimore County Maryland Consolidated Public Improvement	5.00%	09/01/2015	1,471,341
250,000	Baltimore County Maryland Consolidated Public Improvement	5.00%	10/15/2015	259,613
1,280,000	Baltimore County Maryland Consolidated Public Improvement	5.00%	10/15/2015	1,329,216
315,000	Baltimore County Maryland Consolidated Public Improvement	5.00%	11/01/2015	327,767
1,000,000	Baltimore County Maryland Consolidated Public Improvement	5.00%	02/01/2016	1,051,960
2,070,000	Baltimore County Maryland Consolidated Public Improvement	5.00%	10/15/2016	2,238,539
450,000	Baltimore County Maryland Consolidated Public Improvement Series A	3.00%	10/15/2016	470,619
575,000	Baltimore County Maryland Consolidated Public Improvement Series A	5.00%	11/01/2017	643,563
1,290,000	Baltimore County Maryland Consolidated Public Improvement Series A, Callable 10/15/2022 @100^	5.00%	10/15/2024	1,551,715
2,025,000	Baltimore County Maryland Metropolitan District	4.00%	08/01/2016	2,141,033
575,000	Baltimore County Maryland Pension Funding	5.00%	08/01/2015	591,387
790,000	Carroll County Maryland Public Improvement	3.00%	11/01/2015	808,865
1,000,000	Carroll County Maryland Public Improvement	5.00%	11/01/2015	1,040,530
500,000	Carroll County Maryland Public Improvement	4.00%	12/01/2015	517,680
1,930,000	Charles County Maryland County Public Improvement Series A	5.00%	02/01/2015	1,937,971
660,000	Charles County Maryland County Public Improvement Callable 3/1/2015 @ 100^	4.25%	03/01/2016	664,574
3,000,000	Frederick City Maryland Consolidated Public Improvement	5.00%	09/01/2016	3,230,970
1,820,000	Frederick County Maryland Consolidated Public Improvement	4.00%	02/01/2016	1,895,293
1,040,000	Frederick County Maryland Public Facilities Series A	3.00%	08/01/2016	1,083,025
330,000	Harford County Maryland Consolidated Public Improvement	5.00%	07/01/2015	338,072
200,000	Harford County Maryland Consolidated Public Improvement	5.00%	12/01/2015	208,904
1,000,000	Harford County Maryland Consolidated Public Improvement	5.00%	03/15/2016	1,057,040
1,500,000	Houston Texas Community College Callable 02/15/2023 @ 100^	5.00%	02/15/2034	1,734,075
2,000,000	Howard County Maryland Consolidated Public Improvement Project Series A	4.00%	04/15/2015	2,022,640
300,000	Howard County Maryland Consolidated Public Improvement Project Series A	5.00%	08/15/2015	309,114
1,000,000	Howard County Maryland Consolidated Public Improvement Project Series A	5.00%	02/15/2016	1,053,670
2,020,000	Howard County Maryland Metropolitan District Project Series B	5.00%	08/15/2016	2,170,874
1,095,000	Maryland National Capital Park & Planning Commission	3.00%	01/15/2015	1,096,259
945,000	Maryland National Capital Park & Planning Commission	3.00%	01/15/2016	972,660
550,000	Maryland State & Local Facilities Loan	5.00%	08/01/2015	565,675
735,000	Maryland State & Local Facilities Loan	5.50%	08/01/2015	758,086
5,000,000	Maryland State & Local Facilities Loan	5.00%	08/01/2015	5,142,500
500,000	Maryland State & Local Facilities Loan 2nd Series A	5.00%	08/01/2015	514,250
505,000	Maryland State & Local Facilities Loan	5.00%	03/15/2016	533,931
500,000	Maryland State & Local Facilities Loan	5.00%	08/01/2016	536,535
6,335,000	Maryland State & Local Facilities Loan 2nd Series B	5.00%	08/01/2016	6,797,898
1,000,000	Maryland State & Local Facilities Loan 1st Series B	5.00%	03/15/2017	1,097,010
835,000	Maryland State & Local Facilities Loan 2nd Series B	5.25%	08/15/2017	934,014
10,000,000	Maryland State & Local Facilities Loan	5.00%	08/01/2024	12,622,500
2,175,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	05/01/2015	2,210,627
565,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	08/01/2015	581,103
1,495,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	05/01/2016	1,588,737
2,000,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	08/01/2016	2,146,140
825,000	Montgomery County Maryland Consolidated Public Improvement	5.00%	11/01/2016	893,731
750,000	Prince Georges County Maryland Public Improvement Series A	5.00%	07/15/2015	769,763
1,275,000	Prince Georges County Maryland Public Improvement	5.00%	09/15/2015	1,318,847
2,400,000	Prince Georges County Maryland Public Improvement	5.00%	08/01/2016	2,575,368
800,000	Prince Georges County Maryland Public Improvement Series A	5.00%	09/01/2016	861,216
565,000	Washington County Maryland Public Improvement	4.50%	01/01/2015	565,000
1,500,000	Washington Suburban Sanitary District	5.00%	06/01/2015	1,530,645
1,600,000	Washington Suburban Sanitary District	4.00%	06/01/2015	1,626,016

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2014 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)

General Obligation Bonds — (Continued)
250,000	Washington Suburban Sanitary District Series A	4.00%	06/01/2015	254,065
200,000	Washington Suburban Sanitary District	5.00%	06/01/2016	213,232
1,500,000	Washington Suburban Sanitary District	5.00%	06/01/2016	1,599,240
1,215,000	Washington Suburban Sanitary District	5.00%	06/01/2017	1,342,344
2,405,000	Worcester County	5.00%	03/01/2016	2,538,165
				96,147,237
Refunded Bonds — 0.5%
180,000	Frederick County Maryland Consolidated Public Improvement Series	4.00%	02/01/2016	187,270
250,000	Frederick County Maryland Public Facilities Callable 8/1/2015 @ 100^	5.00%	08/01/2016	257,110
665,000	Maryland State & Local Facilities Loan 2nd Series A, Callable 8/1/2015 @ 100^	5.00%	08/01/2017	683,913
				1,128,293
Revenue Bonds — 51.3%
500,000	Baltimore County Maryland Economic Development Various Garrison Forest School Incorporate#	3.00%	10/01/2031	513,905
1,485,000	Baltimore Maryland Wastewater Project Series E	4.00%	07/01/2015	1,513,230
405,000	Baltimore Maryland Wastewater Project Series A	3.40%	07/01/2016	423,059
1,000,000	Baltimore Maryland Wastewater Project	5.00%	07/01/2016	1,068,960
1,400,000	Baltimore Maryland Wastewater Project Series D, Callable 01/01/2024 @ 100^	5.00%	07/01/2029	1,671,180
5,000,000	Baltimore Maryland Wastewater Project Series D, Callable 01/01/2024 @ 100^	5.00%	07/01/2038	5,790,050
1,000,000	California Tobacco Securitization Agency	4.00%	06/01/2018	1,079,240
255,000	Chicago Illinois Midway International Airport Callable 01/01/2024 @ 100^	5.00%	01/01/2027	297,042
500,000	Chicago Illinois Motor Fuel Tax Revenue Callable 01/01/2024 @ 100^	5.00%	01/01/2027	565,100
1,000,000	Chicago Illinois O’Hare International Airport General Third Lien Series B	5.25%	01/01/2018	1,122,300
900,000	Chicago Illinois Wastewater Second Lien Project	5.00%	01/01/2017	976,635
500,000	Chicago Illinois Wastewater Second Lien Project	5.00%	01/01/2024	590,685
1,000,000	Chicago Illinois Water Revenue Second Lien Project Callable 11/01/2024 @ 100^	5.00%	11/01/2026	1,185,710
2,855,000	Colorado Health Facilities Authority Revenue Covenant Retirement	5.00%	12/01/2022	3,165,795
2,000,000	Dallas Texas Rapid Transit Sales Tax Callable 12/01/2024 @ 100^	5.00%	12/01/2032	2,396,860
550,000	Franklin County Health Care Facilities Friendship Village Callable 11/15/2024 @ 100^	5.00%	11/15/2034	601,513
2,460,000	Frederick County Maryland Special Obligation Subordinated Urbana Community
	Development Authority Series B, Callable 7/1/2020 @ 100^	5.50%	07/01/2040	2,514,538
375,000	Frederick County Maryland Special Obligation Urbana Community Development Authority Series A	4.00%	07/01/2017	400,834
550,000	Idaho Health Facilities Authority Revenue Series A, Callable 03/01/2024 @ 100^	5.00%	03/01/2034	620,631
750,000	Indiana Finance Authority Series A, Callable 09/15/2024 @ 100^	5.00%	09/15/2028	855,112
700,000	Jurupa California Public Financing Authority Series A, Callable 09/01/2024 @ 100^	5.00%	09/01/2025	827,540
1,920,000	Lower Colorado River Authority Series A, Callable 05/15/2022 @ 100^	5.00%	05/15/2029	2,209,901
1,000,000	Maryland State Community Development Administration Series C	3.85%	09/01/2015	1,023,160
495,000	Maryland State Community Development Administration	0.15%	09/01/2015	494,238
440,000	Maryland State Community Development Administration	0.25%	03/01/2016	439,094
250,000	Maryland State Community Development Administration	0.40%	09/01/2016	249,507
1,255,000	Maryland State Community Development Administration	2.75%	03/01/2024	1,261,250
1,050,000	Maryland State Community Development Administration Callable 03/01/2024 @ 100^	2.80%	09/01/2024	1,056,027
500,000	Maryland State Community Development Administration Callable 03/01/2024 @ 100^	2.90%	03/01/2025	505,365
745,000	Maryland State Community Development Administration Callable 03/01/2024 @ 100^	2.95%	09/01/2025	753,858
200,000	Maryland State Department of Transportation	5.00%	03/01/2015	201,644
100,000	Maryland State Department of Transportation	5.00%	06/01/2015	102,043
5,000,000	Maryland State Department of Transportation	4.00%	06/01/2015	5,081,300
3,200,000	Maryland State Department of Transportation	4.00%	02/15/2016	3,335,872
1,000,000	Maryland State Department of Transportation	5.50%	02/01/2017	1,102,230
500,000	Maryland State Department of Transportation Callable 5/15/2017 @ 100^	4.00%	05/15/2020	534,180
200,000	Maryland State Economic Development Corporation —
	Salisbury University Project Callable 6/1/2023 @ 100^	5.00%	06/01/2027	222,392
400,000	Maryland State Economic Development Corporation —
	Senior Student Housing Towson University Project Callable 7/1/2022 @ 100^	5.00%	07/01/2027	439,420

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2014 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)

Revenue Bonds — (Continued)
500,000	Maryland State Economic Development Corporation —
	University of Maryland College Park Project Callable 6/1/2016 @ 100^	5.00%	06/01/2022	526,275
1,250,000	Maryland State Health & Higher Educational Facilities —
	Anne Arundel Health Systems Callable 07/01/2024 @ 100^	5.00%	07/01/2025	1,467,200
1,395,000	Maryland State Health & Higher Educational Facilities — Charlestown Community Project	5.00%	01/01/2018	1,504,005
650,000	Maryland State Health & Higher Educational Facilities —
	Edenwald Series A, Callable 7/1/2016 @ 100^	5.20%	01/01/2024	673,536
1,000,000	Maryland State Health & Higher Educational Facilities —
	Edenwald Series A, Callable 7/1/2016 @ 100^	5.40%	01/01/2037	1,027,380
1,000,000	Maryland State Health & Higher Educational Facilities —
	Greater Baltimore Medical Center Callable 7/1/2021 @ 100^	5.00%	07/01/2023	1,153,030
3,400,000	Maryland State Health & Higher Educational Facilities —
	Johns Hopkins Health System Callable 5/15/2020 @ 100^	5.00%	05/15/2040	3,742,924
350,000	Maryland State Health & Higher Educational Facilities — Johns Hopkins Health System Series B#	4.30%	05/15/2048	355,593
500,000	Maryland State Health & Higher Educational Facilities — Johns Hopkins University Series A	5.00%	07/01/2018	569,270
500,000	Maryland State Health & Higher Educational Facilities — Lifebridge Health	5.00%	07/01/2017	542,270
250,000	Maryland State Health & Higher Educational Facilities —
	Lifebridge Health Callable 7/1/2017 @ 100^	5.00%	07/01/2018	274,500
100,000	Maryland State Health & Higher Educational Facilities —
	Loyal University Callable 10/01/2024 @ 100^	4.00%	10/01/2030	107,825
300,000	Maryland State Health & Higher Educational Facilities —
	Loyal University Callable 10/01/2024 @ 100^	4.00%	10/01/2031	321,906
500,000	Maryland State Health & Higher Educational Facilities — Medstar Health	5.00%	08/15/2023	596,310
3,290,000	Maryland State Health & Higher Educational Facilities —
	Medstar Health Callable 08/15/2023 @ 100^	5.00%	08/15/2038	3,651,867
500,000	Maryland State Health & Higher Educational Facilities —
	Mercy Medical Center Callable 7/1/2022 @ 100^	5.00%	07/01/2024	559,065
1,000,000	Maryland State Health & Higher Educational Facilities —
	Mercy Medical Center Callable 7/1/2021 @ 100^	6.00%	07/01/2025	1,162,200
1,130,000	Maryland State Health & Higher Educational Facilities —
	Mercy Medical Center Callable 7/1/2021 @ 100^	6.25%	07/01/2031	1,303,591
200,000	Maryland State Health & Higher Educational Facilities —
	Mercy Ridge Callable 7/1/2017 @ 100^	4.50%	07/01/2035	203,930
1,000,000	Maryland State Health & Higher Educational Facilities —
	Peninsula Regional Medical Center Callable 7/1/2016 @ 100^	5.00%	07/01/2026	1,056,570
260,000	Maryland State Health & Higher Educational Facilities —
	University of Maryland Medical System Series F	5.00%	07/01/2018	291,957
500,000	Maryland State Health & Higher Educational Facilities —
	University of Maryland Medical System Callable 7/1/2018 @ 100^	5.50%	07/01/2024	560,610
250,000	Maryland State Health & Higher Educational Facilities —
	University of Maryland Medical System Callable 7/1/2019 @ 100^	5.00%	07/01/2034	273,157
1,640,000	Maryland State Health & Higher Educational Facilities — Upper Chesapeake Hospitals	5.50%	01/01/2018	1,715,702
240,000	Maryland State Health & Higher Educational Facilities —
	Western Medical Health Series A, Callable 7/1/2016 @ 100^	5.00%	01/01/2025	256,138
1,750,000	Maryland State Industrial Development Financing Authority Multi-Modal#	2.00%	09/01/2040	1,767,850
1,250,000	Maryland State Industrial Development Financing Authority Multi-Modal —
	McDonogh School Series B#	1.10%	09/01/2040	1,255,437
750,000	Maryland State Transportation Authority Series A	3.00%	07/01/2016	779,648
4,255,000	Maryland State Transportation Authority Airport Baltimore/Washington	5.00%	03/01/2022	5,032,261
1,715,000	Maryland State Water Quality Financing	5.00%	03/01/2015	1,729,080
500,000	Maryland State Water Quality Financing Series A	5.00%	09/01/2015	516,225
2,820,000	Maryland State Water Quality Financing	5.00%	03/01/2017	3,087,280
500,000	Minneapolis & St Paul Minnesota Metropolitan Series A, Callable 01/01/2024 @ 100^	5.00%	01/01/2026	598,625
785,000	Montgomery County Maryland Housing Opportunities Revenue Bonds	1.60%	07/01/2018	793,321
950,000	Montgomery County Maryland Parking Revenue System Project Bethesda Parking Lot District	4.00%	06/01/2015	965,048
The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2014 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)

Revenue Bonds — (Continued)
1,385,000	Montgomery County Maryland Parking Revenue System Project Bethesda Parking Lot District	4.00%	06/01/2015	1,406,938
630,000	Nassau County New York Local Economic Callable 07/01/2024 @ 100^	5.00%	07/01/2026	729,830
585,000	New Jersey State Turnpike Authority Series A, Callable 07/01/2022 @ 100^	5.00%	01/01/2038	657,002
1,095,000	New York City TFA Future Tax Callable 08/01/2024 @ 100^	5.00%	08/01/2032	1,296,732
5,000,000	New York City Water Callable 06/15/2024 @ 100^	5.00%	06/15/2036	5,824,600
700,000	New York State Mortgage Agency	0.85%	04/01/2016	703,269
500,000	Oklahoma State Municipal Power Authority Callable 1/1/2023 @ 100^	4.00%	01/01/2043	518,195
2,000,000	Pennsylvania Economic Development Financing Series A, Callable 08/01/2024 @ 100^	5.00%	02/01/2025	2,403,720
1,000,000	Private Colleges & Universities Authority	5.00%	04/01/2023	1,155,460
1,810,000	Puerto Rico Sales Tax Financing Corp. Revenue Bonds First Subseries A-1	7.93%~	08/01/2024	817,378
250,000	Railsplitter Tobacco Settlement Authority	5.00%	06/01/2016	264,680
3,000,000	Tobacco Settlement Financing Corp.	5.00%	06/01/2017	3,281,640
1,000,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series D	3.00%	04/01/2015	1,007,280
350,000	University of Maryland System Auxiliary Facility & Tuition Revenue	5.00%	04/01/2015	354,298
500,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series B	3.75%	10/01/2015	513,565
				108,547,573
Total Municipal Bonds (Cost $201,889,099)				205,823,103

Short-Term Investments — 1.1%

Money Market Funds — 1.1%
2,233,423	DWS Cash Account Trust – Tax-Exempt Portfolio, 0.01%*			2,233,423
Total Short-Term Investments (Cost $2,233,423)				2,233,423
Total Investments — 98.4% (Cost $204,122,522)				208,056,526
Other Assets in Excess of Liabilities — 1.6%				3,468,742
TOTAL NET ASSETS — 100.0%				$211,525,268

PORTFOLIO HOLDINGS
% of Net Assets

Revenue Bonds	51.3%
General Obligation Bonds	45.5%
Money Market Funds	1.1%
Refunded Bonds	0.5%
Other Assets and Liabilities	1.6%
100.0%

^	Continuously callable with 30 days notice.
#	Variable rate security. Rate disclosed is as of December 31, 2014.
~	Zero coupon bond. Rate disclosed is yield to maturity as of December 31, 2014.
*	Annualized seven-day yield as of December 31, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
A Message to Our Shareholders
December 31, 2014

Dear Shareholder:

During the six-month period ended December 31, 2014, the Brown Advisory Tax Exempt Bond Fund (the “Fund”) increased 1.51% in value. During the same period, the Barclays 1-10 Year Blended Municipal Bond Index, the Fund’s benchmark, increased 1.42%.

The Fund’s strategic positioning worked well during the past six months. The municipal yield curve continued to flatten, with long AAA-rated bond yields grinding lower by 42 basis points (bps) during the period. In contrast, shorter bonds sold off during the period as the market began adjusting those shorter maturities in anticipation of Federal Reserve rate hikes. Yields on three-year AAA-rated bonds rose 22 bps during the period. This “twist” in the yield curve benefited the Fund as we maintained a duration “barbell” with relative overweight positions in longer maturities and very short maturities. The genesis of this barbell was driven equally by the relative attractiveness of the long end of the yield curve and by our specific underweight to the potentially vulnerable three-to-five-year portion of the curve. The Fund maintained a neutral overall duration position for the period. Looking forward, we believe that curve positioning will drive outperformance more than the general movement in interest rates.

Sector and individual credit selection was also a positive contributor to the Fund’s outperformance. The Fund maintains an overweight to revenue-backed issues, where we believe there is an upside thesis. Of those sectors, health care-related credits such as not-for-profit hospitals and senior living (health care) were the largest contributor. On a combined basis, these holdings returned 5.90% for the period versus the Index’s health care return of 2.35%. The Fund also maintained a combined overweight of roughly 9% to these two sectors during the period, which contributed 63 bps of relative outperformance.

Transportation revenue bonds, particularly airport and toll road issues, also performed well. The Fund’s transportation holdings returned 4.90% for the period versus the Index’s transportation return of 1.82%, contributing 35 bps of relative outperformance. This wide differential in sector performance is largely explained by the difference in transportation composition in the Fund vs. the Index. The Fund’s exposure has been more closely tied to entities that benefit from improving U.S. consumer confidence, whereas Index composition is more closely tied to larger, state-supported issues backed by tax revenues that we believe offer less opportunity for upside. We believe that the recent decline in fuel prices can further benefit our exposure in this sector.

Broad credit quality across the municipal market is improving, but we also believe that relative valuation and credit selection will play an increasingly important role in future performance. We remain focused on our core philosophy of seeking sectors and bonds that are underpriced on a fundamental basis, while maintaining the core stability that investors should expect from what we believe is a high-quality municipal bond fund.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Monica M. Hausner
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Concentration in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. This risk is usually greater for longer-term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
Schedule of Investments
December 31, 2014 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — 97.4%

General Obligation Bonds — 31.2%
2,980,000	Adams Colorado 12 Five Star Schools	3.00%	12/15/2015	3,060,996
1,500,000	Alamo Community College District	3.50%	02/15/2015	1,506,285
5,200,000	Albuquerque New Mexico	5.00%	07/01/2016	5,563,480
1,135,000	Alpine Utah School District	5.00%	03/15/2016	1,199,877
3,120,000	Arapahoe County School District No 5 Cherry Creek	5.00%	12/15/2016	3,393,343
975,000	Burnsville-Eagan-Savage Independent School District	2.00%	02/01/2016	990,629
1,500,000	Cheshire Connecticut	4.00%	08/01/2015	1,533,465
3,500,000	Chicago Illinois	5.00%	01/01/2024	3,819,025
2,080,000	Cook County Community High School District	5.00%	12/01/2018	2,352,480
895,000	Coon Rapids Minnesota, City of	2.00%	02/01/2016	909,759
1,750,000	Fort Bend Independent School District	3.00%	08/15/2016	1,824,462
1,360,000	Fountain Hills Arizona, Town of	2.00%	07/01/2016	1,391,375
1,320,000	Gwinnett County School District	5.00%	02/01/2016	1,388,587
1,185,000	Harris County Texas Improvement	5.00%	09/01/2015	1,222,884
975,000	Harris County Texas Improvement	5.00%	09/01/2016	1,046,838
845,000	Hudson New Jersey	2.00%	03/15/2015	847,941
3,630,000	Hurst Euless Bedford Independent School District	0.49%~	08/15/2016	3,896,805
1,000,000	Illinois, State of	4.00%	07/01/2016	1,045,400
1,475,000	Kane County School District No 129 West Aurora	2.00%	02/01/2016	1,497,862
1,250,000	King County Public Hospital District No 2	5.00%	12/01/2015	1,303,637
1,000,000	Lake Travis Independent School District	2.00%	02/15/2015	1,002,400
690,000	Lexington-Fayette Urban County Government	5.00%	01/01/2016	722,747
1,255,000	Louisville & Jefferson County Kentucky	4.00%	04/01/2015	1,267,312
1,400,000	Lubbock Texas	2.00%	02/15/2015	1,403,290
1,250,000	Lufkin Independent School District	2.00%	08/15/2015	1,264,612
725,000	Maricopa County Union High School District No 216 Agua Fria	4.00%	07/01/2016	761,924
1,000,000	Maryland, State of	5.00%	08/01/2015	1,028,500
2,000,000	McKinney Independent School District	5.00%	02/15/2016	2,107,040
530,000	McLeod Minnesota, County of	2.00%	02/01/2016	538,496
1,000,000	Midland Texas Independent School District	2.00%	02/15/2015	1,002,400
1,000,000	Milwaukee Wisconsin Metropolitan Sewage District	5.50%	10/01/2015	1,040,240
1,400,000	Murfreesboro Tennessee	1.00%	04/01/2015	1,403,136
1,315,000	Nashville & Davidson County — District Energy System Series A	3.00%	10/01/2015	1,343,378
1,000,000	New York New York Series C	5.00%	08/01/2015	1,028,280
1,000,000	New York New York Series J	5.00%	08/01/2016	1,071,890
765,000	Oil City Area School District	0.35%	05/15/2015	764,985
890,000	Oil City Area School District	0.60%	05/15/2016	889,279
1,000,000	Pennsylvania, Commonwealth of	5.50%	02/01/2015	1,004,520
1,000,000	Richardson Texas Independent School District	3.00%	02/15/2015	1,003,480
775,000	Royal Oak Michigan School District	5.00%	05/01/2016	821,516
1,655,000	South Carolina, State of	5.00%	04/01/2015	1,675,373
1,100,000	South Windsor Connecticut	5.00%	08/15/2015	1,132,868
900,000	Urbandale Iowa	2.00%	06/01/2015	906,507
4,040,000	Washington Multnomah & Yamhill	3.00%	06/15/2015	4,092,964
1,010,000	Wisconsin, State of Series A	5.00%	05/01/2015	1,026,544
				70,098,811
Refunded Bonds — 14.6%
2,105,000	Anchorage Alaska, City of Series A, Callable 03/01/2015 @ 100^	5.00%	03/01/2020	2,122,135
1,800,000	Arizona State University Callable 03/01/2015 @ 100^	5.00%	09/01/2023	1,814,580
2,000,000	Delaware River Joint Toll Bridge Commission Callable 07/01/2015 @ 100^	4.50%	07/01/2030	2,043,720
1,760,000	District of Columbia Callable 01/01/2016 @ 100^	5.00%	01/01/2019	1,843,354
3,000,000	Easton Area School District Callable 04/01/2016 @ 100^	7.50%	04/01/2021	3,269,280
2,835,000	Easton Area School District Callable 04/01/2016 @ 100^	7.50%	04/01/2022	3,089,470
1,000,000	Hammond School Building Corp. Callable 01/15/2015 @ 100^	5.00%	07/15/2020	1,001,900

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
Schedule of Investments
December 31, 2014 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)

Refunded Bonds — (Continued)
1,375,000	Indiana State Office Building Commission	5.25%	07/01/2015	1,410,007
3,420,000	Louisville & Jefferson County Water Callable 11/15/2016 @ 100^	5.00%	11/15/2028	3,706,938
1,490,000	Marion & Clackamas Counties Oregon Callable 06/15/2016 @ 100^	4.38%	06/15/2021	1,576,867
1,370,000	Montgomery, County of Callable 10/15/2016 @ 100^	5.00%	10/15/2028	1,480,491
2,500,000	Nevada System of Higher Education Callable 01/01/2016 @ 100^	5.00%	07/01/2026	2,619,175
1,425,000	New Jersey Economic Development Authority Callable 09/01/2015 @ 100^	5.25%	09/01/2019	1,473,521
2,000,000	Ohio Water Development Authority Callable 06/01/2015 @ 100^	4.75%	12/01/2024	2,038,800
1,000,000	Pierce County School District Callable 06/01/2016 @ 100^	5.00%	12/01/2024	1,065,850
500,000	Shaler Area School District Callable 09/01/2016 @ 100^	5.25%	09/01/2028	540,365
1,000,000	Socorro Independent School District Callable 12/01/2023 @ 100^	5.00%	08/15/2026	1,074,180
500,000	Terrace Park Ohio, Village of Callable 12/01/2015 @ 100^	5.00%	12/01/2021	522,175
				32,692,808
Revenue Bonds — 51.6%
2,100,000	Alabama 21st Century Authority — Tobacco Settlement Series A	4.00%	06/01/2015	2,132,550
1,500,000	Alabama 21st Century Authority — Tobacco Settlement	5.00%	06/01/2017	1,643,835
750,000	Anaheim Public Financing Authority	5.00%	05/01/2016	793,357
750,000	Anaheim Public Financing Authority	5.00%	05/01/2017	818,437
1,000,000	Arizona Health Facilities Authority	5.00%	02/01/2019	1,131,870
2,000,000	Arizona Health Facilities Authority Callable 02/01/2022 @ 100^	5.00%	02/01/2034	2,190,660
660,000	Austin Community College District	5.00%	02/01/2016	692,677
1,080,000	Cathedral City Redevelopment Successor Agency	3.00%	08/01/2016	1,119,323
3,000,000	Chicago Illinois Motor Fuel Tax Revenue Callable 01/01/2024 @ 100^	5.00%	01/01/2027	3,390,600
3,000,000	Chicago Midway International Airport Callable 01/01/2024 @ 100^	5.00%	01/01/2028	3,468,900
5,000,000	Chicago Wastewater Project Callable 01/01/2024 @ 100^	5.00%	01/01/2044	5,519,900
300,000	Colorado Health Facilities Authority — Covenant Retirement Communities	5.00%	12/01/2020	333,570
1300000	Colorado Health Facilities Authority Revenue —
	Covenant Retirement Communities, Inc. Series A, Callable 12/01/2022 @ 100^	5.00%	12/01/2027	1,411,306
335,000	Cook County Sales Tax Revenue	4.00%	11/15/2015	346,065
2,455,000	Dallas/Fort Worth International Airport Callable 11/01/2023 @ 100^	5.25%	11/01/2030	2,911,090
1,600,000	Delaware Transportation Authority	5.00%	07/01/2015	1,639,296
4,885,000	Denver Health & Hospital Authority Callable 12/01/2023 @ 100^	5.00%	12/01/2039	5,316,981
1,050,000	Florida Department of Environmental Protection	3.00%	07/01/2015	1,065,141
1,000,000	Florida Water Pollution Control Financing Corp.	2.75%	01/15/2015	1,001,050
1,200,000	Franklin Ohio Health Care, County of Callable 11/15/2024 @ 100^	5.00%	11/15/2044	1,287,912
2,570,000	Hamilton County Convention Facilities Authority	2.00%	12/01/2015	2,608,653
1,000,000	Harris County Cultural Education Facilities Finance Corp.	5.00%	11/15/2018	1,129,970
1,000,000	Harris County-Houston Sports Authority Callable 11/15/2024 @ 100^	5.00%	11/15/2053	1,094,780
1,000,000	Indiana Finance Authority	4.00%	02/01/2015	1,003,290
1,000,000	Indiana Finance Authority	5.00%	02/01/2016	1,052,000
1,000,000	Indiana Finance Authority Callable 09/15/2024 @ 100^	5.00%	09/15/2025	1,166,420
1,000,000	Indiana Finance Authority Series A, Callable 09/15/2024 @ 100^	5.00%	09/15/2028	1,140,150
3,000,000	Indiana Municipal Power Agency Callable 01/01/2025 @ 100^	5.00%	01/01/2032	3,505,170
1,150,000	Iowa State University	2.00%	07/01/2015	1,160,373
425,000	Jurupa California Public Financing Authority	4.00%	09/01/2016	447,886
2,205,000	Kansas Development Finance Authority	5.00%	06/01/2016	2,345,150
1,500,000	Lincoln Nebraska — Lincoln Electric System	4.00%	09/01/2015	1,538,610
2,500,000	Miami Beach Florida Health Facilities Callable 11/15/2024 @ 100^	5.00%	11/15/2039	2,768,800
3,000,000	Miami-Dade Florida Aviation Revenue, County of Callable 10/01/2024 @ 100^	5.00%	10/01/2034	3,461,310
2,000,000	New Jersey State Turnpike Authority Callable 07/01/2024 @ 100^	5.00%	01/01/2030	2,343,860
2,430,000	New Jersey Transportation System	5.25%	12/15/2023	2,858,336
1,465,000	New York City Transitional Finance Authority Future Tax Secured Revenue	5.00%	11/01/2015	1,524,376
1,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue	5.00%	11/01/2015	1,040,530
1,610,000	New York City Water Callable 06/15/2024 @ 100^	5.00%	06/15/2036	1,875,521
2,545,000	New York Metropolitan Transportation Authority Callable 05/15/2023 @ 100^	5.00%	11/15/2038	2,878,039

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
Schedule of Investments
December 31, 2014 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)

Revenue Bonds — (Continued)
2,000,000	New York Metropolitan Transportation Authority Callable 05/15/2023 @ 100^	5.00%	11/15/2042	2,247,660
1,000,000	New York State Dormitory Authority	5.00%	02/15/2015	1,005,970
1,000,000	New York State Dormitory Authority	4.00%	10/01/2015	1,028,580
2,780,000	New York State Dormitory Authority	5.00%	02/15/2016	2,928,202
1,000,000	New York State Environmental Facilities Corp.	5.00%	06/15/2015	1,022,340
1,730,000	New York State Environmental Facilities Corp.	2.00%	11/15/2015	1,757,888
1,760,000	Niagara County New York Tobacco	5.00%	05/15/2024	2,076,870
1,250,000	Palm Beach County Florida Health Corp. Callable 12/01/2024 @ 100^	5.00%	12/01/2031	1,416,000
3,000,000	Pennsylvania Turnpike Commission Callable 12/01/2024 @ 100^	5.00%	12/01/2038	3,367,530
3,000,000	Pennsylvania Turnpike Commission Callable 12/01/2024 @ 100^	5.00%	12/01/2044	3,380,910
1,810,000	Puerto Rico Sales Tax Financing Corp. Revenue Bonds First Subseries A-1	7.93%~	08/01/2024	817,378
675,000	Railsplitter Tobacco Settlement Authority	5.00%	06/01/2017	736,047
1,340,000	Rhode Island Clean Water Finance Agency — Water Pollution Control Series B	3.00%	10/01/2015	1,368,663
1,305,000	Sedgwick County Public Building Commission	5.00%	02/01/2015	1,310,364
4,000,000	Skagit County Washington Public Hospital District Callable 12/01/2023 @ 100^	5.00%	12/01/2037	4,266,480
2,000,000	Tobacco Settlement Financing Corp.	5.00%	06/01/2017	2,187,760
2,550,000	Tobacco Settlement Financing Corp. Louisiana Revenue Bonds	5.00%	05/15/2019	2,897,897
1,000,000	Tucson Arizona Water System Revenue Bonds	3.00%	07/01/2015	1,014,470
850,000	Tulsa County Industrial Authority	4.00%	09/01/2016	898,399
1,775,000	Virginia College Building Authority	4.00%	09/01/2016	1,880,950
1,450,000	Wayne County Michigan Airport Callable 12/01/2024 @ 100^	5.00%	12/01/2039	1,662,947
1,360,000	Wisconsin Health & Educational Facilities Authority Callable 05/01/2024 @ 100^	5.00%	05/01/2027	1,509,355
				115,940,404
Total Municipal Bonds (Cost $217,177,164)				218,732,023

Short-Term Investments — 3.9%

Money Market Fund — 3.9%
8,677,373	DWS Cash Account Trust – Tax-Exempt Portfolio, 0.01%*			8,677,373
Total Short-Term Investments Fund (Cost $8,677,373)				8,677,373
Total Investments — 101.3% (Cost $225,854,537)				227,409,396
Liabilities in Excess of Other Assets — (1.3)%				(2,814,064)
TOTAL NET ASSETS — 100.0%				$224,595,332

PORTFOLIO HOLDINGS
% of Net Assets

Revenue Bonds	51.6%
General Obligation Bonds	31.2%
Refunded Bonds	14.6%
Money Market Funds	3.9%
Other Assets and Liabilities	(1.3)%
100.0%

^	Continuously callable with 30 days notice.
#	Variable rate security. Rate disclosed is as of December 31, 2014.
~	Zero coupon bond. Rate disclosed is yield to maturity as of December 31, 2014.
*	Annualized seven-day yield as of December 31, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
A Message to Our Shareholders
December 31, 2014

Dear Shareholder:

During the six-month period ended December 31, 2014, the Brown Advisory Mortgage Securities Fund Institutional Shares (the “Fund”) was up 1.39%, trailing the Barclays Mortgage Backed Securities Index, the Fund’s benchmark, which was up 1.97%.

The Fund’s investment process is centered on finding mortgage-related bonds that we believe will enjoy slower principal-payment speeds. This generally involves finding pools where the characteristics of the underlying borrowers might suggest that they will have less incentive to refinance their loans. This includes loans with smaller loan balances, lower equity, recent purchases, etc. The quality of our prepayment analysis was tested over the last six months, when mortgage rates dropped materially and borrowers were presented with fresh opportunities to refinance. According to Freddie Mac, the average 30-year mortgage rate was 3.83% at the end of December, down from 4.46% at the end of June. Our positions performed extremely well on a prepayment basis. The Fund’s pass-through positions had a constant prepayment rate (CPR) of just 2.49% vs. 11.47% for generic MBS of the same coupon. (CPR is a measure of prepayment—the stated figures roughly approximate the annualized percentage of loans within a pool that are being prepaid.) This added to returns, as slower repayments of principal allowed the portfolio to collect more coupon payments.

However, the Fund was not as well positioned relative to the persistent decline in mortgage spreads during 2014. The narrowing spreads were somewhat surprising, as the Federal Reserve concluded its mortgage-purchasing program in 2014. In addition, we believed that demand from banks was likely to wane regardless of the direction of rates. Higher rates would cause banks to prefer making floating rate loans over long-term MBS, while lower rates would squeeze net interest margins (NIM), making MBS less attractive. On top of that, MBS spreads began this period relatively tight despite these obvious headwinds.

As it happened, bank demand remained robust despite falling NIM, as banks just generally had so much deposit money to put to work that they increased both securities holdings and traditional lending. Additionally, money managers also expanded MBS holdings. This more than offset the decline in demand from the Fed and pushed the spreads tighter. As of December 31, the nominal spread on the current-coupon Fannie Mae MBS is near all-time tights.

We are comfortable with the current composition of the portfolio, as we see the tightening of the MBS spread as purely technical. In addition, we see real prepayment risks should mortgage rates keep dropping; a large number of borrowers are holding loans with rates near 4.5%, as this was the prevailing rate for the second half of 2013 and first half of 2014. With borrowing rates now dropping into the 3.8% area, these loans are coming into a refinancing window. Historically, large refinance opportunities have put upward pressure on MBS spreads. However, we do not feel that we need spreads to actually widen for this portfolio to outperform. Should spreads simply stabilize at these very tight levels, we are confident that our prepayment analysis can produce meaningful alpha going forward.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Certain fixed income securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers’ fixed income securities when interest rates decline, which can shorten the maturity of the security, force the Fund to invest in securities with lower interest rates, and reduce the Fund’s return. Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of a fixed income security and causing the value of the security to decline. Investing involves risk. Principal loss is possible. Investors should consult a tax professional for advice and information concerning the tax features of mortgage backed securities and fixed coupon bonds. Mortgage-backed securities (MBS) are bonds secured by a mortgage or collection of mortgages. Diversification does not assure a profit nor protect against loss in a declining market. Investing involves risk. Principal loss is possible. Investors should consult a tax professional for advice and information concerning the tax features of mortgage backed securities and fixed coupon bonds.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2014 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 79.4%
39,283	Federal Home Loan Banks, Series SB-2016 Callable 12/25/2013 @ 100^	4.89%	12/23/2016	41,198
134,994	Federal Home Loan Banks, Series MI-2017	4.78%	01/25/2017	142,827
265	FHLMC PC, Pool# G1-1357	5.50%	01/01/2018	280
1,075	FHLMC PC, Pool# E0-1488	5.00%	10/01/2018	1,130
535	FHLMC PC, Pool# C9-0242	6.00%	12/01/2018	605
12,795	FHLMC PC, Pool# G1-1778	5.50%	10/01/2020	13,846
336	FHLMC PC, Pool# G1-1924	5.50%	03/01/2021	366
1,177	FHLMC PC, Pool# C9-0428	6.00%	03/01/2021	1,329
171	FHLMC PC, Pool# J0-1540	5.00%	04/01/2021	180
1,272	FHLMC PC, Pool# G1-2110	5.50%	06/01/2021	1,386
1,382	FHLMC PC, Pool# G1-2522	5.00%	02/01/2022	1,485
2,401	FHLMC PC, Pool# G1-2600	5.50%	03/01/2022	2,616
1,604	FHLMC PC, Pool# G1-2710	5.50%	07/01/2022	1,752
122	FHLMC PC, Pool# 84-5640#	2.24%	08/01/2023	128
24,447	FHLMC PC, Pool# G1-3584	4.50%	06/01/2024	26,284
54,127	FHLMC PC, Pool# J1-1196	4.50%	11/01/2024	58,476
11	FHLMC PC, Pool# C3-6309	7.00%	02/01/2030	12
90	FHLMC PC, Pool# G0-1317	7.00%	10/01/2031	107
19	FHLMC PC, Pool# C5-8701	7.00%	10/01/2031	20
52	FHLMC PC, Pool# G0-1391	7.00%	04/01/2032	61
214,119	FHLMC PC, Pool# 1B0889#	2.15%	05/01/2033	227,306
21,996	FHLMC PC, Pool# 1B-1275#	2.28%	10/01/2033	23,606
1,460,897	FHLMC PC, Pool# C9-1771	4.50%	06/01/2034	1,605,334
339,558	FHLMC PC, Pool# 1J0203#	2.22%	04/01/2035	361,696
1,754	FHLMC PC, Pool# A4-6671	5.00%	08/01/2035	1,937
2,037	FHLMC PC, Pool# G0-8079	5.00%	09/01/2035	2,252
13,897	FHLMC PC, Pool# 1B-3950#	5.42%	11/01/2035	14,398
101,384	FHLMC PC, Pool# 1L-1263#	2.38%	03/01/2036	108,324
12,561	FHLMC PC, Pool# 1J-1317#	2.38%	04/01/2036	13,445
5,482	FHLMC PC, Pool# 1G-2408#	1.99%	06/01/2036	5,784
15,332	FHLMC PC, Pool# 84-7625#	1.95%	07/01/2036	16,160
11,882	FHLMC PC, Pool# G0-2274	5.00%	07/01/2036	13,127
447	FHLMC PC, Pool# A5-9220	5.00%	04/01/2037	493
7,456	FHLMC PC, Pool# 1J-0573#	2.47%	08/01/2037	8,044
4,857	FHLMC PC, Pool# 1B-4292#	2.45%	09/01/2038	5,064
5,612,958	FHLMC PC, Pool# Q1-9823	3.50%	06/01/2043	5,846,662
2,652,210	FHLMC PC, Pool# Q2-5713	4.00%	04/01/2044	2,843,684
4,803,902	FHLMC PC, Pool# Q2-8135	4.00%	08/01/2044	5,128,420
13,417,336	FHLMC PC, Pool# Q2-8300	3.50%	09/01/2044	14,026,313
1,258,759	FHLMC PC, Pool# Q2-9657	3.50%	11/01/2044	1,310,615
2,255,435	FHLMC PC, Pool# Q3-0222	4.00%	12/01/2044	2,418,697
1,887,621	FHLMC PC, Pool# Q3-0223	4.00%	12/01/2044	2,017,197
6,114,517	FHLMC PC, Pool# Q3-0148	4.00%	12/01/2044	6,587,631
15,899,961	FHLMC REMIC, Series 4318~	2.50%	08/15/2022	1,020,747
27,647	FHLMC REMIC, Series 2692	5.00%	12/15/2022	27,795
11,614,354	FHLMC REMIC, Series 4329~	2.50%	01/15/2023	806,296
216,177	FHLMC REMIC, Series 3571	4.00%	09/15/2024	228,712
53,950	FHLMC REMIC, Series 3636	4.00%	08/15/2027	54,618
2,569,797	FHLMC REMIC, Series 4092~	3.00%	09/15/2031	333,410
10,438,923	FHLMC REMIC, Series 4186~	3.00%	03/15/2033	1,624,881
3,748,006	FHLMC REMIC, Series 4309~	3.00%	08/15/2039	436,287
666,625	FHLMC REMIC, Series 3878	3.00%	04/15/2041	682,167
2,437	FNMA, Pool# 576086	6.00%	03/01/2016	2,466
35,137	FNMA, Pool# 254089	6.00%	12/01/2016	36,306
257	FNMA, Pool# 555013	5.50%	11/01/2017	272
1,941	FNMA, Pool# 725544	5.50%	12/01/2017	2,049

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2014 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — (Continued)
12,775	FNMA, Pool# 763020	3.50%	08/01/2018	13,511
58,251	FNMA, Pool# 744697	4.50%	10/01/2018	61,304
15,582	FNMA, Pool# 725185	5.00%	02/01/2019	16,724
51,692	FNMA, Pool# 803941#	2.44%	11/01/2019	52,603
14,808	FNMA, Pool# 255626	5.00%	03/01/2020	15,911
110	FNMA, Series 1990-105	6.50%	09/25/2020	118
71,288	FNMA, Pool# 970382	4.50%	03/01/2023	75,890
972	FNMA, Pool# 303585	7.00%	10/01/2025	1,128
1,244	FNMA, Pool# 303713	6.50%	02/01/2026	1,421
13,854	FNMA, Pool# 539082	7.00%	08/01/2028	14,078
2,873	FNMA, Pool# 592751	7.00%	06/01/2031	3,048
26,045	FNMA, Pool# 625536	6.00%	01/01/2032	29,495
39,887	FNMA, Pool# 628837	6.50%	03/01/2032	45,461
956	FNMA, Pool# 555531	5.50%	06/01/2033	1,078
1,129	FNMA, Pool# 555591	5.50%	07/01/2033	1,273
51,237	FNMA, Pool# 748643#	1.93%	09/01/2033	53,993
1,218	FNMA, Pool# 555876	5.50%	10/01/2033	1,383
105,909	FNMA, Pool# 744805#	1.89%	11/01/2033	108,917
143,122	FNMA, Pool# 741373#	2.41%	12/01/2033	149,717
88,340	FNMA, Pool# 764342#	1.90%	02/01/2034	91,561
3,743	FNMA, Pool# 725424	5.50%	04/01/2034	4,218
141,102	FNMA, Pool# 780488#	1.89%	07/01/2034	145,474
1,611	FNMA, Pool# 735022	5.50%	12/01/2034	1,810
44,792	FNMA, Pool# 796283	5.50%	12/01/2034	50,257
12,846	FNMA, Pool# 735263#	2.15%	01/01/2035	13,773
6,293	FNMA, Pool# 821252#	1.99%	05/01/2035	6,663
1,335	FNMA, Pool# 255706	5.50%	05/01/2035	1,499
101	FNMA, Pool# 735580	5.00%	06/01/2035	112
129,806	FNMA, Pool# 836715#	2.36%	10/01/2035	130,558
171,290	FNMA, Pool# 836335#	5.34%	10/01/2035	175,892
8,998	FNMA, Pool# 851372#	2.34%	12/01/2035	9,561
1,973	FNMA, Pool# 256022	5.50%	12/01/2035	2,212
219	FNMA, Pool# 849496	5.50%	12/01/2035	246
36,533	FNMA, Pool# 848817	5.00%	01/01/2036	40,347
1,485	FNMA, Pool# 845341	5.50%	01/01/2036	1,666
2,266	FNMA, Pool# 256059	5.50%	01/01/2036	2,539
3,194	FNMA, Pool# 880371#	2.37%	02/01/2036	3,413
100,464	FNMA, Pool# 865849#	2.14%	03/01/2036	108,856
5,493	FNMA, Pool# 891332#	2.02%	04/01/2036	5,824
6,037	FNMA, Pool# 745480#	5.70%	04/01/2036	6,493
123,600	FNMA, Pool# 882017#	1.93%	05/01/2036	133,532
3,279	FNMA, Pool# 901006#	2.13%	09/01/2036	3,498
11,220	FNMA, Pool# 902188#	2.30%	11/01/2036	12,159
269	FNMA, Pool# 905690	5.50%	12/01/2036	301
108,377	FNMA, Pool# 888445#	3.29%	04/01/2037	116,427
26,268	FNMA, Pool# 888463#	5.82%	05/01/2037	28,302
563	FNMA, Pool# 960392	5.50%	12/01/2037	630
6,756	FNMA, Pool# 933628#	5.15%	07/01/2038	7,235
6,849	FNMA, Pool# 965185#	1.74%	09/01/2038	7,239
23,433	FNMA, Pool# AC4824#	3.48%	10/01/2039	24,965
12,569	FNMA, Pool# AH4794	5.00%	02/01/2041	13,969
35,645	FNMA, Pool# AI1170	5.00%	04/01/2041	39,466
17,626	FNMA, Pool# AR1150	3.00%	01/01/2043	17,872
1,113,354	FNMA, Pool# AS1429	4.00%	12/01/2043	1,189,984
6,593,614	FNMA, Pool# AW1237	4.00%	05/01/2044	7,077,712
6,721,330	FNMA, Pool# AW7036	4.00%	06/01/2044	7,225,817

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2014 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — (Continued)
9,639,752	FNMA, Pool# AS2719	4.00%	06/01/2044	10,344,453
1,876,702	FNMA, Pool# AW2834	4.50%	07/01/2044	2,048,707
5,608,915	FNMA, Pool# AS3037	3.50%	08/01/2044	5,860,651
1,871,553	FNMA, Pool# AS2985	4.00%	08/01/2044	2,008,810
2,141,854	FNMA, Pool# AX0767	4.00%	08/01/2044	2,299,279
6,870,951	FNMA, Pool# AW8190	4.00%	09/01/2044	7,345,510
1,023,014	FNMA, Pool# AX4809	4.00%	09/01/2044	1,095,972
4,874,946	FNMA, Pool# AX2763	4.00%	09/01/2044	5,217,782
2,249,600	FNMA, Pool# AX1728	5.00%	09/01/2044	2,502,841
1,042,689	FNMA, Pool# AX3142	5.00%	09/01/2044	1,160,217
4,347,460	FNMA, Pool# AX5946	4.00%	10/01/2044	4,646,685
1,236,247	FNMA, Pool# AX9501	4.50%	12/01/2044	1,347,739
432,089	FNMA REMIC Trust, Series 2003-122	4.00%	12/25/2018	452,054
15,922	FNMA REMIC Trust, Series 2012-1	1.75%	12/25/2021	16,112
1,225,000	FNMA REMIC Trust, Series 2011-18	4.00%	10/25/2025	1,259,352
5,724,958	FNMA REMIC Trust, Series 2012-139~	2.50%	12/25/2027	579,702
384,018	FNMA REMIC Trust, Series 2013-15~	3.00%	03/25/2028	46,689
5,013,830	FNMA REMIC Trust, Series 2013-115~	3.00%	04/25/2031	562,389
17,468,330	FNMA REMIC Trust, Series 2014-14~	3.00%	04/25/2031	1,811,796
13,247,163	FNMA REMIC Trust, Series 2013-104~	3.00%	08/25/2032	1,470,063
14,733,172	FNMA REMIC Trust, Series 2013-45~	3.00%	05/25/2033	2,285,336
716,803	FNMA REMIC Trust, Series 2012-10#	0.72%	02/25/2042	723,720
2,433,446	FNMA REMIC Trust, Series 2013-34~	3.00%	05/25/2042	329,349
17,317,774	FNMA REMIC Trust, Series 2012-146~	3.00%	11/25/2042	2,262,914
11,827,582	FNMA REMIC Trust, Series 2013-20~	3.50%	11/25/2042	1,529,270
20,106	FNMA REMIC Trust, Series 2003-W10	4.30%	06/25/2043	21,718
6,836	FNMA REMIC Trust, Series 2003-W12	4.48%	06/25/2043	7,275
41,015	FNMA REMIC Trust, Series 2003-W12	4.55%	06/25/2043	44,324
22,376	FNMA REMIC Trust, Series 2003-W12	4.68%	06/25/2043	23,966
26,105	FNMA REMIC Trust, Series 2003-W12	5.00%	06/25/2043	28,065
29	GNMA, Pool# 180963X	9.50%	11/15/2016	29
816	GNMA, Pool# 781403X	6.00%	02/15/2017	843
133	GNMA, Pool# 198708X	9.50%	04/15/2017	135
675	GNMA, Pool# 250287X	8.00%	09/15/2017	677
30,089	GNMA, Pool# 595167X	5.50%	11/15/2017	31,584
14,919	GNMA, Pool# 552929X	5.00%	12/15/2017	15,812
2,852	GNMA, Pool# 607669X	5.00%	02/15/2018	3,031
10,176	GNMA, Pool# 594102X	4.50%	09/15/2018	10,613
12,883	GNMA, Pool# 780576X	7.00%	12/15/2022	14,674
54,604	GNMA, Pool# 723460X	4.00%	12/15/2024	58,051
1,850	GNMA, Pool# 780195X	8.00%	07/15/2025	2,165
17,975	GNMA, Pool# 487110	6.50%	04/15/2029	21,082
362	GNMA, Pool# 536231X	9.00%	07/15/2030	363
5,424	GNMA, Pool# 571166	7.00%	08/15/2031	5,625
6,491	GNMA, Pool# 004017M	6.00%	08/20/2037	7,410
4,049	GNMA, Pool# 565240X	6.50%	09/15/2037	4,623
4,122	GNMA, Pool# 676322X	7.00%	09/15/2037	4,378
16,976	GNMA, Pool# 646058X	6.00%	11/15/2037	19,192
17,996	GNMA REMIC Trust, Series 201-03	3.00%	01/16/2027	18,709
20,539,919	GNMA REMIC Trust, Series 2013-170~	2.50%	05/16/2028	1,773,747
1,743,633	GNMA REMIC Trust, Series 2013-168~	2.50%	11/16/2028	168,324
2,773	GNMA REMIC Trust, Series 2010-159	2.16%	01/16/2033	2,772
1,690	GNMA REMIC Trust, Series 2003-97	4.50%	03/20/2033	1,767
8,954	GNMA REMIC Trust, Series 2011-6	2.20%	01/16/2035	8,950
174,305	GNMA REMIC Trust, Series 2010-32	3.00%	03/20/2036	175,702
933,958	GNMA REMIC Trust, Series 2010-124	2.72%	05/16/2037	943,126

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2014 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — (Continued)
20,509	GNMA REMIC Trust, Series 2010-2	4.00%	01/20/2038	21,378
9,722,647	GNMA REMIC Trust, Series 2012-65~	3.00%	07/20/2039	1,029,511
13,595,132	GNMA REMIC Trust, Series 2013-79~	3.00%	01/20/2042	1,572,261
1,140,075	GNMA REMIC Trust, Series 2011-121#	0.56%	03/16/2043	1,131,397
725,000	GNMA REMIC Trust, Series 2012-44	2.95%	08/16/2043	715,399
9,500,000	GNMA REMIC Trust, Series 2014-104	3.50%	07/16/2044	9,857,400
715,000	GNMA REMIC Trust, Series 2011-126	2.65%	01/16/2045	724,627
6,867,000	GNMA REMIC Trust, Series 2013-85#	2.86%	02/16/2049	6,234,024
8,000,000	GNMA REMIC Trust, Series 2013-73#	2.70%	10/16/2052	7,326,636
8,000,000	GNMA REMIC Trust, Series 2014-01	3.29%	03/16/2054	8,176,460
Total Mortgage Backed Securities (Cost $165,080,133)				164,900,635

Local Government Housing Agency Bonds — 12.1%
2,165,000	Delaware State Housing Authority Callable 1/1/2021 @ 100^	2.75%	12/01/2041	2,093,295
7,867,909	Illinois Housing Development Authority Callable 1/1/2023 @ 100^	2.75%	06/01/2043	7,518,495
6,885,449	Minnesota Housing Finance Agency Callable 1/1/2023 @ 100^	2.70%	09/01/2041	6,782,443
1,150,000	Missouri Housing Development Commission Callable 11/1/2019 @ 100^	2.65%	11/01/2040	1,101,643
7,780,982	Virginia State Housing Development Authority Homeownership Tax Mortgage Bonds	3.25%	08/25/2042	7,537,826
Total Local Government Housing Agency Bonds (Cost $24,129,044)				25,033,702

Asset Backed Securities — 7.2%
3,320,000	Freddie Mac STACR Debt Notes, Series 2014-DN1#	2.37%	02/25/2024	3,265,910
6,500,000	Freddie Mac STACR Debt Notes, Series 2014-DN2#	1.82%	04/25/2024	6,302,774
4,500,000	Freddie Mac STACR Debt Notes, Series 2014-DN4#	2.57%	10/25/2024	4,489,497
984,131	SLM Student Loan Trust 2007-1, Series 2007-1#	0.29%	01/25/2022	981,395
Total Asset Backed Securities (Cost $15,247,756)				15,039,576

Short-Term Investments — 1.6%

Money Market Funds — 1.6%
3,309,361	DWS Cash Account Trust — Government & Agency Securities Portfolio, 0.03%*			3,309,361
Total Short-Term Investments (Cost $3,309,361)				3,309,361
Total Investments — 100.3% (Cost $207,766,294)				208,283,274
Liabilities in Excess of Other Assets — (0.3)%				(540,078)
NET ASSETS — 100.0%				$207,743,196

PORTFOLIO HOLDINGS
% of Net Assets

Mortgage Backed Securities	79.4%
Local Government Housing Agency Bonds	12.1%
Asset Backed Securities	7.2%
Money Market Funds	1.6%
Other Assets and Liabilities	(0.3)%
100.0%

^	Continuously callable with 30 days notice.
#	Variable rate security. Rate disclosed is as of December 31, 2014.
~	Interest Only Security
*	Annualized seven-day yield as of December 31, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Securities Sold Short
December 31, 2014 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — (5.6)%
6,000,000	FNMA, 3.5%, Due TBA January	3.50%	01/15/2044	6,255,001
5,000,000	FNMA, 4.0%, Due TBA January	4.00%	01/15/2044	5,336,660
Total Mortgage Backed Securities (Proceeds $11,566,875)				11,591,661

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – WMC Strategic European Equity Fund
A Message to Our Shareholders
December 31, 2014

Dear Shareholder:

During the six-month period ended December 31, 2014, the Brown Advisory - WMC Strategic European Equity Fund Institutional Shares (the “Fund”) fell 7.22%. During the same period, the MSCI Europe Index, the Fund’s benchmark, fell 11.05%, resulting in a relative outperformance by the Fund to its benchmark of 3.83%.

We take a bottom-up approach to building the portfolio where we aim to identify companies that benefit from a structural growth advantage, are competitively well-positioned and attractively valued. This fundamental process leads us to hold certain sector overweights and underweights.

Despite sluggish absolute performance over the period, the Fund outperformed the Index primarily due to strong stock selection. Selection within the industrials, consumer staples and financials sectors contributed to relative performance. Sector allocation, primarily a byproduct of the bottom-up stock selection process, also was additive to relative results. Our underweight to energy helped, especially in light of uncertainty around oil prices. Our industrials overweight weighed on performance, although this was more than offset by the energy underweight. Part of the industrials underperformance was linked to concerns around faltering oil prices. However, for many of our industrials holdings, this is less of an issue than the market might perceive—our industrials holdings tend to be more capital-goods oriented and have a strong competitive position in their respective markets and have thus been relatively insulated from the oil-related selloff.

Top contributors to relative returns during the period included Kone Oyj, ASML Holding and Julius Baer. Shares of Kone, a Finland-based global solution provider for installation and maintenance of elevators and escalators, rose due to strong results with particularly encouraging news around order growth that heartened the market. Shares of ASML Holding, a lithography-focused semiconductor capital equipment maker, rose during the fourth quarter. The company held its first Capital Markets Day since 2007, which was well-received by the market. After being buffeted by concerns on AUM and margin compression, shares of Julius Baer, a Switzerland-based private bank, recovered with pleasing results.

Top detractors from relative returns included Alfa Laval, SKF and Jeronimo Martins. Shares of Alfa Laval fell due to questions about its marine and diesel business and in sympathy with the oil- and gas-related sell-off. SKF, a Sweden-based global supplier of roller bearings and seals, suffered when the market was underwhelmed by the pace of recovery of its automotive division, and we chose to eliminate the position. Shares of Portugal-based retailer Jeronimo Martins also fell during the period, and the name was eliminated. The firm’s recent results, combined with market insights that we gained during a recent research trip to Poland, caused us to change our view on the stock.

We reviewed our holdings during the period and initiated new positions in L’Oreal, Berendsen and Banca Generali. We like L’Oreal’s structural growth profile, and in our view, the company is well-diversified from a geographic perspective and benefits from strong brand loyalty. We believe that the company has a strong return-on-capital profile, generates a meaningful amount of free-cash flow and has a high-quality balance sheet. Berendsen operates in a fragmented industry, and we consider this textile-service firm to be the market leader in several geographies including the UK and Scandinavia. Following a change in management, the company has, over time, become more focused on its core growth businesses, which account for roughly 75% of the overall business. The company has delivered consistent organic earnings growth, and we see the potential for an improvement in its return on capital employed. Lastly, Banca Generali is benefiting from a strong structural backdrop, in our opinion—namely, the continued restructuring of the financial industry. In addition to this, strategy execution remains strong as evidenced by the success of its new advisory platform.

We eliminated Diageo based on more near-term question marks around the competitive environment. We also eliminated Intertek, a product-inspection services company, based on acquisition activity and recent management changes, which added to uncertainty around the name.

Looking forward, we continue to believe that companies will have to deliver on the hopes for a broad earnings recovery in Europe. The low-growth environment appears to be with us for some time, and we expect that many companies will be challenged. As a result, stock picking should be very important going forward. The market reacts quite drastically to unexpected results in earnings; stocks that disappoint are being hit hard, while those companies that are going to deliver or continue to deliver are being rewarded. We still see a meaningful disconnect between valuations in the peripheral (e.g., Italy and Spain) vs. core (e.g., Germany and Sweden) areas of Europe as well as between higher-quality and lower-quality areas. In the peripheral areas, investor demand

www.brownadvisoryfunds.com

Brown Advisory – WMC Strategic European Equity Fund
A Message to Our Shareholders
December 31, 2014

and expectations have driven stock prices higher despite a lack of notable improvements in earnings revisions. This is in contrast to the core area of Europe where valuations do not seem to fully price in the level of expected earnings. In terms of our portfolio, the relative premium versus the broad market continues to trend at historically low levels, despite a recent modest increase.

Sincerely,

C. Dirk Enderlein, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographies.  Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets.  These risks are greater in emerging markets.  Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.  The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.  The value of investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.  Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.  Investors will indirectly bear the principal risks and its share of the fees and expenses of the Fund’s investment in other Investment Companies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory – WMC Strategic European Equity Fund
Schedule of Investments
December 31, 2014 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 97.5%

Belgium — 4.9%
56,425	Anheuser-Busch InBev S.A.	6,350,163
44,549	UCB S.A.	3,387,401
		9,737,564
Denmark — 4.4%
207,239	DSV A/S	6,310,221
90,924	H. Lundbeck A/S	1,804,785
1,124	Royal Unibrew A/S*	197,041
42,693	Spar Nord Bank A/S	399,062
		8,711,109
Finland — 4.9%
149,823	Kone OYJ	6,821,120
65,104	Sampo OYJ	3,047,812
		9,868,932
France — 13.1%
88,008	Bureau Veritas S.A.	1,949,906
121,825	Edenred S.A.	3,369,201
104,541	Legrand S.A.	5,484,042
27,682	L’oreal	4,633,200
44,064	Pernod Ricard S.A.	4,897,183
64,519	Sanofi	5,882,243
		26,215,775
Germany — 10.4%
42,887	Bayer AG	5,845,876
23,806	Gerry Weber International AG	976,275
19,698	Hugo Boss AG	2,409,694
424,063	Infineon Technologies AG	4,487,386
25,501	NORMA Group SE	1,217,190
97,542	ProSiebenSat.1 Media AG	4,075,640
42,314	United Internet AG	1,906,035
		20,918,096
Italy — 1.3%
44,501	Banca Generali SpA	1,237,718
36,291	DiaSorin SpA	1,462,106
		2,699,824
Netherlands — 5.1%
42,563	ASML Holding NV	4,598,837
61,781	Heineken NV	4,386,936
99,681	ING Groep NV*	1,287,848
		10,273,621
Sweden — 10.6%
174,278	Alfa Laval AB	3,295,564
88,916	ASSA ABLOY AB	4,696,232
209,565	Atlas Copco AB	5,831,286
40,477	Axis Communications AB	1,031,925
199,929	Nordea Bank AB	2,314,335
235,612	Trelleborg AB	3,966,468
		21,135,810
Switzerland — 16.9%
463	BELIMO Holding AG	1,080,190
50,714	Cie Financiere Richemont S.A.	4,496,234
3,722	Daetwyler Holding AG	475,513
12,335	Geberit AG	4,172,966
908	Givaudan S.A.	1,628,822
2,268	INFICON Holding AG	703,190
100,030	Julius Baer Gruppe AG	4,567,171
11,303	Kuehne & Nagel International AG	1,535,347
934	LEM Holding S.A.	692,843
186	Lindt & Spruengli AG	919,671
11,757	Roche Holding, Ltd.	3,185,468
967	SGS S.A.	1,974,585
17,417	Tecan Trading AG	1,978,595
377,544	UBS Group*	6,489,868
		33,900,463
United Kingdom — 25.9%
95,351	Berendsen	1,629,763
973,601	Booker Group	2,473,207
188,890	British American Tobacco PLC	10,236,148
251,186	Compass Group	4,293,503
173,896	Halma PLC	1,852,332
107,962	Jardine Lloyd Thompson Group PLC	1,503,418
260,748	Prudential PLC	6,028,371
75,468	Reckitt Benckiser Group PLC	6,112,461
272,100	Smith & Nephew PLC	4,906,663
113,896	Spectris PLC	3,719,645
63,170	Spirax-Sarco Engineering PLC	2,812,134
86,411	SuperGroup PLC*	1,198,656
38,002	Victrex PLC	1,226,251
104,168	WH Smith PLC	2,178,331
21,330	Whitbread PLC	1,578,556
		51,749,439
Total Common Stocks (Cost $196,503,083)		195,210,633

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – WMC Strategic European Equity Fund
Schedule of Investments
December 31, 2014 (Unaudited)

Shares	Security Description	Value $

Short-Term Investments — 2.0%

Money Market Funds — 2.0%
3,994,382	DWS Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03%#	3,994,382
Total Short-Term Investments (Cost $3,994,382)		3,994,382
Total Investments — 99.5% (Cost $200,497,465)		199,205,015
Other Assets in Excess of Liabilities — 0.5%		990,584
NET ASSETS — 100.0%		$200,195,599

PORTFOLIO HOLDINGS
% of Net Assets

United Kingdom	25.9%
Switzerland	16.9%
France	13.1%
Sweden	10.6%
Germany	10.4%
Netherlands	5.1%
Finland	4.9%
Belgium	4.9%
Denmark	4.4%
Money Market Funds	2.0%
Italy	1.3%
Other Assets and Liabilities	0.5%
100.0%

*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
A Message to Our Shareholders
December 31, 2014 (Unaudited)

Dear Shareholder:

During the six-month period ended December 31, 2014, the Brown Advisory - WMC Japan Alpha Opportunities Fund Institutional Shares (the “Fund”) increased 8.07% in value. During the same period, the TOPIX Total Return U.S. Dollar Hedged Index, the Fund’s benchmark, increased 12.01%. The unhedged TOPIX Total Return Index returned -4.65% in U.S. dollar terms for the same period, as the Japanese yen depreciated relative to the U.S. dollar.

Strong performance in Japanese equities led the region higher in local currency terms during the period. Early on in the period, data was mixed. Following the April 1 sales-tax hike, Japan’s economy contracted during the second quarter of 2014, the largest quarterly contraction since 2009. On the bright side, Japan’s unemployment rate fell to 3.5%, and average monthly wages climbed 2.6% from a year earlier, the largest jump since 1997. During the second half of the period, several market-friendly policy moves including the extension of the quantitative/qualitative easing by the Bank of Japan (BOJ), public pension fund reform, postponement of the second round sales tax hike and re-election of the LDP government led to continued foreign buying and yen weakness. This market optimism more than offset weaknesses created by global events such as the tapering of U.S. monetary stimulus, falling energy prices and simmering Russian tensions.

Outperformance of “foreign favorite” larger-cap stocks as well as names characterized by higher growth and momentum within the benchmark created a headwind for the portfolio and contributed to underperformance. For the six-month period, the best-performing factors across Japan were growth and safety, while volatility and leverage were among the worst-performing factors. In terms of valuation, yield and leverage remain attractive relative to their own history.

Stock selection weighed on relative returns, particularly due to negative results within the information technology, consumer discretionary, health care and industrials sectors. This was partially offset by positive selection within the financials and materials sectors. Sector allocation, a residual of bottom-up stock selection by the underlying managers, also had an impact on performance. Our overweight allocations to information technology and materials weighed on relative results, while our underweight to the industrials and consumer staples sectors aided relative performance.

Top relative detractors included manufacturer of semiconductor, computer and communication equipment Fujitsu, life insurance company T&D Holdings, and oil-and-gas exploration and production company Inpex. Top relative contributors included our underweight position in telecommunication and Internet businesses provider Softbank, our avoidance of global cigarette manufacturing and tobacco company Japan Tobacco, and our underweight position in Japanese mega bank Mizuho Financial.

During the period, the team reduced the portfolio’s position in Yamato Kogyo, a steel company with manufacturing facilities in Japan, Korea, the U.S., Thailand and Bahrain. The team believes that the U.S. steel market may be peaking. We added to Mitsubishi Electric during the period. The team believes that the electronics conglomerate is attractively valued vs. machinery-company peers and that a number of the firm’s businesses are poised to benefit from structural growth drivers.

The Fund utilized currency forwards during the period to hedge against the fluctuation in the yen as it relates to the securities held in the portfolio. These positions meaningfully contributed to the Fund’s absolute performance during the period as the Japanese yen depreciated 18.4% relative to the U.S. dollar,

As we continue to monitor the Japanese economy and equity market, we are looking for increases in consumption and risk appetites to help drive growth in 2015. The verdict is still mixed on Abenomics and its impact on the economy. Even though the yen depreciated further during the period, economically sensitive sectors such as financials and real estate continued to underperform, while many consumer staples stocks continued to rerate despite mediocre growth prospects. In 2015, we will also see the introduction of the new corporate governance code, which includes items such as the mandatory appointment of multiple independent outside directors and the unwinding of parent-subsidiary dual listings and cross shareholdings. We believe that this new code, together with the previously introduced stewardship code, will help accelerate corporate structural reforms and boost the market.

Sincerely,

Kent M. Stahl, CFA
Portfolio Manager

Gregg R. Thomas, CFA
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
A Message to Our Shareholders
December 31, 2014 (Unaudited)

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographies.  Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets.  These risks are greater in emerging markets.  Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.  The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.  The value of investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.  Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.  Investors will indirectly bear the principal risks and its share of the fees and expenses of the Fund’s investment in other Investment Companies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
Schedule of Investments
December 31, 2014 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 89.4%

Japan — 89.4%

Consumer Discretionary — 23.7%
287,400	Adastria Holdings Co., Ltd.	7,516,098
149,300	Aeon Delight Co., Ltd.	3,478,585
401,200	Aisan Industry Co., Ltd.	3,432,297
184,856	Aisin Seiki Co., Ltd.	6,641,585
258,800	Artnature, Inc.	2,882,649
209,300	Avex Group Holdings, Inc.	3,422,999
97,900	Cookpad, Inc.	3,333,905
78,700	Cyber Agent, Inc.	2,950,500
172,400	DaikyoNishikawa Co.	5,097,247
237,400	Denso Corp.	11,064,700
172,300	Doutor Nichires Holdings Co., Ltd.	2,477,387
183,000	En-Japan, Inc.	2,882,015
250,000	Exedy Corp.	6,018,730
224,000	Fuji Heavy Industries, Ltd.	7,926,461
497,500	Funai Electric Co., Ltd.	5,937,600
133,200	Gendai Agency, Inc.	748,204
63,100	H.I.S. Co., Ltd.	1,781,366
822,100	Honda Motor Co., Ltd.	24,119,005
389,620	Honeys Co., Ltd.	3,052,455
67,400	Hoshizaki Electric Co., Ltd.	3,247,868
243,200	Iida Group Holdings Co., Ltd.	2,962,546
339,940	Isuzu Motors, Ltd.	4,140,575
1,834,000	Kayaba Industry Co., Ltd.	7,797,266
459,000	Keihin Corp.	6,812,770
345,000	Kuroda Electric Co., Ltd.	4,754,960
697,500	Mitsubishi Motors Corp.	6,371,987
290,500	Moshi Moshi Hotline, Inc.	2,681,188
74,600	Nintendo Co., Ltd.	7,785,079
940,880	Nippon Television Holdings, Inc.	13,810,453
542,400	Nishimatsuya Chain Co., Ltd.	4,407,883
225,200	Pal Co., Ltd.	6,155,623
149,300	Proto Corp.	2,148,991
1,087,510	Rakuten, Inc.	15,122,711
75,400	Shimamura Co.	6,506,790
91,100	Tachi-S Co., Ltd.	1,251,502
382,000	Takata Corp.	4,605,414
155,000	TechnoPro Holdings, Inc.	2,553,139
605,000	Teijin, Ltd.	1,608,031
254,900	Tenma Corp.	3,374,753
305,900	Tokai Rika Co., Ltd.	6,421,157
123,600	Topre Corp.	1,770,420
2,147,380	Toshiba Corp.	9,056,149
500,700	Toyoda Gosei Co., Ltd.	10,071,200
733,400	Toyota Boshoku Corp.	9,736,485
161,080	Toyota Industries Corp.	8,255,632
47,100	Tri-Stage, Inc.	600,523
423,880	TS Tech Co., Ltd.	9,914,000
643,500	TV Asahi Holdings Corp.	10,135,753
312,900	Xebio Co., Ltd.	5,208,513
140,600	Yondoshi Holdings, Inc.	2,193,466
		286,226,615
Consumer Staples — 2.2%
293,980	Asahi Group Holdings, Ltd.	9,094,958
208,600	Cawachi, Ltd.	3,091,650
99,100	Rohto Pharmaceutical Co., Ltd.	1,238,151
51,500	Seven & I Holdings Co., Ltd.	1,852,524
162,800	Tsuruha Holdings, Inc.	9,420,122
75,600	Welcia Holdings Co., Ltd.	2,238,385
		26,935,790
Energy — 2.1%
1,505,240	Inpex Corp.	16,757,794
208,600	Japan Petroleum Exploration Co.	6,553,631
126,400	MODEC, Inc.	2,121,703
		25,433,128
Financials — 16.1%
698,100	Dai-ichi Life Insurance Co., Ltd.	10,597,055
608,000	Eighteenth Bank, Ltd.	1,696,856
552,000	Higashi-Nippon Bank, Ltd.	1,537,417
196,300	IBJ Leasing Co., Ltd.	3,895,358
218,700	Ichiyoshi Securities Co., Ltd.	2,352,499
331,000	Jaccs Co., Ltd.	1,677,051
803,800	Kenedix, Inc.	3,660,089
1,614,800	Leopalace 21 Corp.	10,187,079
168,400	Matsui Securities Co., Ltd.	1,457,131
569,730	Mitsubishi Estate Co., Ltd.	12,004,710
6,720,640	Mitsubishi UFJ Financial Group, Inc.	36,924,739
1,022,500	Mitsubishi UFJ Lease & Finance Co., Ltd.	4,808,645
4,593,300	Mizuho Financial Group, Inc.	7,699,764
489,000	Oita Bank, Ltd.	1,726,958
464,000	Pocket Card Co., Ltd.	2,227,152
6,046,000	Shinsei Bank, Ltd.	10,522,569
538,010	Sony Financial Holdings, Inc.	7,922,263
755,830	Sumitomo Mitsui Financial Group, Inc.	27,325,313
1,866,230	T&D Holdings, Inc.	22,372,090
645,000	Tochigi Bank, Ltd.	2,858,360
313,260	Tokio Marine Holdings, Inc.	10,173,964
115,440	Tokyo TY Financial Group, Inc.	3,223,800
546,000	Yamanashi Chuo Bank, Ltd.	2,209,675
201,900	Zenkoku Hosho Co., Ltd.	5,729,413
		194,789,950
Health Care — 5.4%
84,000	Asahi Intecc Co., Ltd.	4,093,440
205,400	CMIC Holdings Co., Ltd.	3,213,735
430,100	Daiichi Sankyo Co., Ltd.	6,013,986
326,800	Eisai Co., Ltd.	12,638,395
113,300	Message Co., Ltd.	3,112,066
135,000	Nippon Shinyaku Co., Ltd.	4,337,359
21,800	Ono Pharmaceutical Co., Ltd.	1,930,074
183,025	Shionogi & Co., Ltd.	4,728,607
49,500	Suzuken Co., Ltd.	1,367,357
588,100	Takeda Pharmaceutical Co., Ltd.	24,346,049
		65,781,068
Industrials — 11.8%
146,500	Amada Co., Ltd.	1,255,328
171,400	Asahi Diamond Industrial Co., Ltd.	1,791,998
230,000	Daifuku Co., Ltd.	2,573,492
269,600	Denyo Co., Ltd.	4,021,396
724,020	DMG Mori Seiki Co.	8,965,074
63,100	Eagle Industry Co., Ltd.	1,151,177

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
Schedule of Investments
December 31, 2014 (Unaudited)

Shares	Security Description	Value $

Common Stocks — (Continued)

Japan — (Continued)

Industrials — (Continued)
39,800	East Japan Railway Co.	2,999,760
332,200	Fuji Machine Manufacturing Co., Ltd.	3,077,126
149,300	Futaba Corp.	2,166,137
146,500	Glory, Ltd.	3,946,871
442,400	Hino Motors, Ltd.	5,823,452
269,600	Hisaka Works, Ltd.	2,182,056
470,200	Hitachi Chemical Co., Ltd.	8,306,933
554,010	Hitachi Metals, Ltd.	9,413,118
836,100	Hosiden Corp.	4,656,477
1,045,000	IHI Corp.	5,292,360
184,900	Jamco Corp.	4,774,225
2,699,000	Japan Steel Works, Ltd.	9,549,408
825,000	Kawasaki Heavy Industries, Ltd.	3,751,724
243,000	Kubota Corp.	3,527,091
1,399,410	Makino Milling Machine Co., Ltd.	10,315,445
1,231,659	Mitsui O.S.K. Lines, Ltd.	3,649,089
287,100	Nikkiso Co., Ltd.	2,656,330
645,000	Sanwa Holdings Corp.	4,496,399
910,940	Sumitomo Electric Industries, Ltd.	11,376,981
70,600	THK Co., Ltd.	1,696,652
221,200	Tomoe Engineering Co., Ltd.	3,173,717
1,139,000	Toshiba Machine Co., Ltd.	4,513,498
176,000	Tsubakimoto Chain Co.	1,414,452
577,800	Ushio, Inc.	6,017,240
86,400	Zuiko Corp.	3,727,010
		142,262,016
Information Technology — 15.8%
56,200	Alpha Systems, Inc.	776,344
690,910	Anritsu Corp.	4,806,361
515,200	Canon, Inc.	16,374,992
113,900	Dai-ichi Seiko Co., Ltd.	2,264,916
475,000	DeNA Co., Ltd.	5,674,073
87,800	Digital Garage, Inc.	1,322,849
567,966	Ferrotec Corp.	2,992,881
3,368,000	Fujitsu, Ltd.	17,957,053
577,800	GREE, Inc.	3,478,255
419,000	Infomart Corp.	3,943,843
102,500	Internet Initiative Japan, Inc.	2,084,902
178,100	Itochu Techno-Solutions Corp.	6,284,144
105,900	Japan Digital Laboratory Co., Ltd.	1,422,819
773,200	Japan Display, Inc.	2,359,801
227,900	Melco Holdings, Inc.	3,391,148
356,300	Mimasu Semiconductor Industry Co., Ltd.	3,460,999
187,800	Miraial Co., Ltd.	2,638,085
772,800	Mitsubishi Electric Corp.	9,179,365
661,600	Mitsumi Electric Co., Ltd.	5,235,026
117,200	Mobile Create Co., Ltd.	812,743
728,600	NET One Systems Co., Ltd.	4,293,216
821,700	Nichicon Corp.	6,418,701
169,900	Nippon Ceramic Co., Ltd.	2,504,352
120,400	NSD Co., Ltd.	1,762,919
111,700	OBIC Co., Ltd.	3,624,633
172,900	Outsourcing, Inc.	2,550,772
128,000	Recruit Holdings Co., Ltd	3,676,072
162,100	Rohm Co., Ltd.	9,767,054
308,000	Sanken Electric Co.	2,449,170
2,202,000	SCREEN Holdings Co., Ltd.	12,939,764
191,500	SCSK Corp.	4,797,002
431,700	Shinkawa, Ltd.	2,339,512
1,147,500	Shinko Electric Industries Co., Ltd.	7,767,817
110,400	SoftBank Corp.	6,571,372
178,800	SUMCO Corp.	2,559,720
58,300	TDK Corp.	3,433,605
378,700	Tokyo Seimitsu Co., Ltd.	7,627,304
321,000	Yaskawa Electric Corp.	4,100,174
484,300	Yokogawa Electric Corp.	5,314,248
64,300	Zuken, Inc.	648,281
		191,606,287
Materials — 10.2%
626,000	Aichi Steel Corp.	2,194,362
757,400	Asahi Glass Co.	3,687,158
239,100	Chubu Steel Plate Co., Ltd.	1,005,559
239,100	Fujimi, Inc.	3,474,747
519,980	JSR Corp.	8,925,089
1,543,000	Kobe Steel, Ltd.	2,657,815
240,700	Maruichi Steel Tube, Ltd.	5,122,893
2,052,000	Mitsubishi Gas Chemical Co., Inc.	10,298,771
5,378,000	Mitsubishi Materials Corp.	17,841,112
3,413,000	Mitsui Chemicals, Inc.	9,666,907
158,900	Neturen Co., Ltd.	1,058,198
220,400	Nippon Shokubai Co., Ltd.	2,887,240
160,000	Nitto Denko Corp.	8,940,082
71,800	Osaka Titanium Technologies Co., Ltd.	1,365,406
1,583,000	Showa Denko KK	1,948,689
1,761,000	Sumitomo Bakelite Co., Ltd.	6,843,988
527,500	Sumitomo Riko Co., Ltd.	3,966,044
172,250	Tokyo Ohka Kogyo Co., Ltd.	5,270,079
1,831,400	Tokyo Steel Manufacturing Co., Ltd.	11,264,210
308,000	Toyo Kohan Co., Ltd.	1,634,262
1,011,000	Ube Industries, Ltd.	1,503,187
341,600	Yamato Kogyo Co., Ltd.	9,554,056
793,100	Yodogawa Steel Works, Ltd.	2,950,005
		124,059,859
Telecommunication Services — 2.0%
156,920	KDDI Corp.	9,858,349
280,920	Nippon Telegraph & Telephone Corp.	14,350,132
		24,208,481
Utilities — 0.1%
206,600	Shizuoka Gas Co., Ltd.	1,290,318
Total Common Stocks (Cost $1,105,461,850)		1,082,593,512

Real Estate Investment Trusts — 0.6%

Japan — 0.6%
615	Daiwa Office Investment Corp.	3,453,213
2,768	GLP J-REIT	3,083,256
Total Real Estate Investment Trusts (Cost $5,889,562)		6,536,469

Mutual Funds — 0.4%

Japan — 0.4%
428,860	Nomura AM TOPIX ETF	5,162,933
Total Mutual Funds (Cost $5,143,283)		5,162,933

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
Schedule of Investments
December 31, 2014 (Unaudited)

Shares	Security Description	Value $

Short-Term Investments — 11.1%

Money Market Funds — 11.1%
134,592,303	DWS Cash Account Trust — Government &
	Agency Securities Portfolio, 0.03%#	134,592,303
Total Short-Term Investments (Cost $134,592,303)		134,592,303
Total Investments — 101.5% (Cost $1,251,086,998)		1,228,885,217
Liabilities in Excess of Other Assets — (1.5)%		(17,793,372)
NET ASSETS — 100.0%		$1,211,091,845

*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2014.

PORTFOLIO HOLDINGS
% of Net Assets

Consumer Discretionary	23.7%
Financials	16.1%
Information Technology	15.8%
Industrials	11.8%
Money Market Funds	11.1%
Materials	10.2%
Health Care	5.4%
Consumer Staples	2.2%
Energy	2.1%
Telecommunication Services	2.0%
Real Estate Investment Trusts	0.6%
Mutual Funds	0.4%
Utilities	0.1%
Other Assets and Liabilities	(1.5)%
100.0%

Forward Currency Exchange Contracts (Note 7)

The Brown Advisory – WMC Japan Alpha Opportunities Fund had the following outstanding contracts as of December 31, 2014:

				Settlement		Unrealized
Currency to be Delivered		Currency to be Received		Date	Counterparty	Depreciation
Japanese Yen	133,913,775,000	U.S. Dollars	1,103,842,651	1/16/15	HSBC Bank USA, N.A.	$(14,310,100)
Japanese Yen	5,212,670,000	U.S. Dollars	43,309,709	3/18/15	Bank of America, N.A.	(239,622)
U.S. Dollars	49,553,415	Japanese Yen	5,877,481,000	3/18/15	Goldman Sachs & Co.	(449,885)
						$(14,999,607)

Futures Contracts Long — (Note 8)

The Brown Advisory – WMC Japan Alpha Opportunities Fund had the following open long futures contracts as of December 31, 2014:

Issue	Contracts	Expiration Date	Notional Amount	Unrealized Depreciation
TOPIX Index Futures Contracts	790	March 14, 2015	$94,862,901	$(1,909,538)

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – Somerset Emerging Markets Fund
A Message to Our Shareholders
December 31, 2014 (Unaudited)

Dear Shareholder:

During the six-month period ended December 31, 2014, the Brown Advisory - Somerset Emerging Markets Fund Institutional Shares (the “Fund”) decreased by 5.61%, while the Fund’s benchmark, the MSCI Emerging Markets Index, decreased by 7.84%, which equates to a relative outperformance by the Fund to its benchmark of 2.23%.

The Fund’s lack of weighting in energy stocks was a major contributor to relative performance, as the falling oil price caused a material sell-off for much of the sector. On a country basis, meanwhile, the Fund’s relatively small weighting in China detracted from its performance against the Index, whereas the reverse was true for the Fund’s small weighting in Russia, which contributed to relative performance.

From an individual stock perspective, the most meaningful contributors to the Fund’s performance were China Mobile, Turk Sise Cam and Aboitiz Power. Samart Corporation, a Thai telecom and industrials holding company that we added to the portfolio in the third quarter of 2014, was the best-performing stock on an absolute basis. The two most impactful detractors from performance were OTP Bank and Nokian Renkaat. Both stocks declined primarily due to their exposure to Russia, whose economy and stock market were squeezed by falling oil prices.

There was a moderate amount of portfolio activity during the second half of 2014. We bought seven new stocks and sold two. Specifically during the third quarter, the Fund purchased Jeronimo Martins, Tianhe Chemicals, eMemory Technology, Merry Electronics and Samart Corporation. More recently in the fourth quarter, we added Smiles, a Brazilian airline points company, and Union National Bank, which was largely an opportunistic buy as the sell-off in the UAE made the stock’s valuation attractive. Tianhe Chemicals did not work out well, and we sold the stock in the fourth quarter after questions were raised about its end customers and its accounting policies. Although allegations against the company were not proven, we nonetheless grew less comfortable with the firm’s corporate governance, so we decided to sell out of the stock. The only other sale was Top Glove, which we sold in August because it encountered considerably greater competition than we had anticipated, and its margins had become commoditized.

In terms of general outlook, we are happier with the portfolio at the moment than we were at the beginning of the period, though we are cautious in terms of our general emerging markets outlook. In particular, we have real concerns about the potential impact if Chinese authorities choose to devalue the yuan, a scenario that we view as increasingly likely. Perhaps symptomatic of our negative short-to-medium-term outlook, some of the additions to the portfolio over the last year have been less sensitive to the wider macro environment—for example, SK Hynix, and to a lesser extent, eMemory Technology.

Sincerely,

Edward Lam
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Fund invests in smaller companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Multi-investment management styles may lead to higher transaction expenses compared to single investment management styles. Outcomes depend on the skill of the sub-advisor and the advisor and the allocation of assets among them.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory – Somerset Emerging Markets Fund
Schedule of Investments
December 31, 2014 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 79.9%

Brazil — 5.5%
226,340	Cielo S.A.	3,541,673
591,540	Porto Seguro S.A.	6,765,035
186,069	Smiles S.A.	3,223,414
		13,530,122
Chile — 5.3%
3,221,349	AFP Habitat S.A.†	4,872,855
4,855,311	Aguas Andinas S.A.	2,781,197
345,740	Cia Cervecerias Unidas S.A.	3,277,803
1,399,468	Inversiones Aguas Metropolitan	2,167,849
		13,099,704
China — 4.8%
324,714	AAC Technologies Holdings, Inc.	1,726,912
859,500	China Mobile, Ltd.	10,067,106
		11,794,018
Finland — 1.5%
149,091	Nokian Renkaat	3,636,868

Hungary — 3.6%
618,737	OTP Bank PLC	8,924,976

Indonesia — 2.3%
24,482,000	Telekomunikasi Indonesia	5,626,667

Luxembourg — 1.6%
54,772	Millicom International Cellular	4,058,338

Malaysia — 1.5%
108,109	British American Tobacco Malayasia Berhad	2,002,271
331,390	Public Bank Berhad	1,731,281
		3,733,552
Morocco — 0.5%
98,302	Maroc Telecom S.A.	1,231,260

Philippines — 6.7%
5,956,761	Aboitiz Power Corp.	5,665,356
3,584,192	Metropolitan Bank & Trust	6,608,571
65,220	Philippine Long Distance Corp.	4,208,930
		16,482,857
Poland — 4.2%
37,153	Bank Pekao S.A.	1,867,167
61,807	Powszechny Zaklad Ubezpieczen S.A.	8,434,952
		10,302,119
Portugal — 0.7%
164,963	Jeronimo Martins SGPS S.A.	1,652,998

South Africa — 7.8%
1,667,261	Nampak, Ltd.	6,266,744
1,690,354	Sanlam, Ltd.	10,171,342
186,612	Shoprite Holding, Ltd.	2,700,789
		19,138,875
South Korea — 12.9%
65,173	KT&G Corp.	4,525,181
26,065	NCSoft Corp.	4,274,520
381,490	Nexen Tire Corp.†	4,393,443
8,476	Samsung Electronics Co., Ltd.	10,190,224
193,709	SK Hynix, Inc.*	8,278,236
		31,661,604
Taiwan — 10.0%
146,000	eMemory Technology, Inc.	1,677,356
160,710	Formosa International Hotels	1,716,224
1,140,000	Merry Electronics Co.	3,982,045
5,664,000	Pou Chen Corp.	6,830,001
539,000	President Chain Store Corp.	4,163,141
1,438,000	Taiwan Semiconductor Manufacturing Co.	6,335,068
		24,703,835
Thailand — 1.0%
2,003,800	Samart Corp. PLC	2,365,646

Turkey — 5.8%
1,756,310	Aksa Akrilik Kimya Sanayii†	5,580,073
2,033,598	Anadolu Hayat Emeklilik AS†	4,459,126
2,811,737	Turkiye Sise Ve Cam Fabrikalari	4,367,068
		14,406,267
United Arab Emirates — 4.2%
828,385	First Gulf Bank	3,805,064
1,711,587	National Bank Abu Dhabi	6,460,412
30,874	Union National Bank	48,431
		10,313,907
Total Common Stocks (Cost $198,351,509)		196,663,613

Preferred Stocks — 1.0%

Brazil — 1.0%
351,900	AES Tiete S.A.	2,401,699
Total Preferred Stocks (Cost $3,662,285)		2,401,699

Exchange Traded Funds — 9.5%
India — 9.5%
259,982	iShares India 50 ETF	7,773,462
199,490	iShares MSCI India ETF	6,002,654
1,325,500	iShares MSCI India ETF (Singapore)*†	9,636,385
Total Exchange Traded Funds (Cost $22,208,924)		23,412,501

Short-Term Investments — 11.0%

Money Market Funds — 11.0%
27,086,120	DWS Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03%#	27,086,120
Total Short-Term Investments (Cost $27,086,120)		27,086,120
Total Investments — 101.4% (Cost $251,308,838)		249,563,933
Liabilities in Excess of Other Assets — (1.4)%		(3,482,222)
NET ASSETS — 100.0%		$246,077,211

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – Somerset Emerging Markets Fund
Schedule of Investments
December 31, 2014 (Unaudited)

PORTFOLIO HOLDINGS
% of Net Assets

South Korea	12.9%
Money Market Funds	11.0%
Taiwan	10.0%
India	9.5%
South Africa	7.8%
Philippines	6.7%
Brazil	6.5%
Turkey	5.8%
Chile	5.3%
China	4.8%
United Arab Emirates	4.2%
Poland	4.2%
Hungary	3.6%
Indonesia	2.3%
Luxembourg	1.6%
Finland	1.5%
Malaysia	1.5%
Thailand	1.0%
Portugal	0.7%
Morocco	0.5%
Other Assets and Liabilities	(1.4)%
100.0%

*	Non-Income Producing
†	All or a portion of this security is considered illiquid. At December 31, 2014, the total market value of securities considered illiquid was $16,178,772 or 6.6% of net assets.
#	Annualized seven-day yield as of December 31, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Emerging Markets Small-Cap Fund
A Message to Our Shareholders
December 31, 2014 (Unaudited)

Dear Shareholder:

The Brown Advisory Emerging Markets Small-Cap Fund commenced operations on November 21, 2014.  For the period from inception to December 31, 2014, the Brown Advisory Emerging Markets Small-Cap Fund Institutional Shares (the “Fund”) decreased by 2.30% in value. During the same period, the MSCI Emerging Markets Small Cap Index), the Fund’s benchmark, decreased by 3.24%.

Asia ex-Japan:

Investors grew more cautious as they turned their attention to the weakening Russian currency and began to fear that contagion could spread into other emerging markets. The positive side of these currency fears, however, was that they emboldened Chinese policymakers to act. Chinese stocks enjoyed a strong month of performance, with China one of the few markets to make gains in December after its policymakers continued to ease, providing the impetus for investors to turn more bullish on China’s outlook.

We see the broad share-price declines of recent months as part of the natural functioning of financial markets, which gives rise to new opportunities as valuations retreat. Asia ex-Japan stocks still trade at attractive valuations while their growth profile remains robust. This gives conviction to our view that the declines in December represent a market correction and equities have further room to rally, especially in light of the stimulative measures announced by Chinese policymakers. We maintain an optimistic outlook on stocks in the region over the medium-to-long term.

Positive contribution to performance largely came from positions in Chinese financials, which rallied in response to the measures put in place by the Chinese government in November and December 2014. Korean stocks also contributed positively to performance, though this was more a case of individual stocks making notable contributions rather than the broad-based advance we saw in China.

Singapore and Hong Kong were detractors in December, largely as a result of individual stock selection. In the case of Singapore, it was an oil services company that declined heavily, in line with the sharp declines in energy prices, while two stocks in Hong Kong sold off for idiosyncratic reasons.

From an individual stock perspective, the key contributors to performance included Medy-tox Inc., a Korean pharmaceuticals company, which rose 32% in December after it reported better-than-expected sales growth in the third quarter along with a strong pipeline of new products. China Galaxy Securities, a Chinese securities broker, climbed 22% in December and China Taiping Insurance, a Chinese insurance company, rose by 11%. Both stocks were beneficiaries of Chinese policymakers’ accommodative stance, which gave investors more confidence in Chinese financial stocks. China Galaxy Securities also benefited from a series of broker-rating upgrades during the month.

Key detractors from performance included Dawnrays Pharmaceuticals, a Chinese pharmaceutical company, which fell 32% on news of the sudden resignation of its CEO. Ezion Holdings, a Singaporean oil-services company, dropped 17% in response to the sharp decline in oil prices. Wasion Group, a Chinese manufacturer of smart meters, declined 13% on profit-taking following strong share price performance in recent months. The company’s outlook, however, remains positive.

Generally we have adopted a more defensive stance in response to the high level of volatility in stocks. Following a strong quarter for Hong Kong and Chinese stocks, we took profits on our holdings and reduced our allocation to the region. We reallocated proceeds in part into Korean stocks, where valuations have returned to more reasonable levels after several months of underperformance.

We believe that the growth outlook is still intact in Asia, particularly in sectors geared to domestic demand such as consumer sectors, health care and utilities—all areas currently emphasized within the Portfolio. As a result, the one-year forward earnings-growth expectation of the Segment is 15% vs. the benchmark average of 13%, while earnings revision trends have been strongly positive, reflecting the quality of companies in the universe as well as the Portfolio. We are cautiously optimistic, as we see good bottom-up opportunities balanced by an increasingly noisy macroeconomic environment.

Most markets within the Asia ex-Japan universe still trade below their respective 10-year average price-to-earnings ratio. China remains the most undervalued market in Asia on most dimensions. We believe that the number of opportunities available allows us to identify growth trends at different points of economic cycles.

www.brownadvisoryfunds.com

Brown Advisory Emerging Markets Small-Cap Fund
A Message to Our Shareholders
December 31, 2014 (Unaudited)

Non-Asia ex-Japan:

Non-Asia ex-Japan stock markets represent just over one-fifth of the Fund’s benchmark. At this point in time, the Fund has no direct exposure to these markets. The absence of non-Asian exposure represents a manager-selection decision and not a tactical or strategic asset-allocation decision. We do believe that the Fund will gain meaningful relative exposure to these markets over time.

During the period, concerns over a strengthening U.S. dollar alongside broad-based global economic weakness led many investors to flee higher-risk assets. The only source of market strength during the period came from India. Economic reforms, lower energy prices and anticipated rate cuts that came to fruition at the start of the new year propelled the Indian stock market to a double-digit advance in U.S. dollar terms during the period.

In the long run, we maintain the view that the consumption story will be the main driver of growth for smaller emerging market companies. We believe that the key to generating excess returns is to identify companies across the region that are not fully priced by the market, and that focused and rigorous fundamental analysis is the best way to do so. Our investment discipline combines a value-oriented process with a search for higher-quality growth companies, and by applying this discipline in markets that are realizing stronger economic growth, we believe that we can deliver alpha in both rising and falling markets.

Sincerely,

Paul Chew
Chief Investment Officer, Brown Advisory LLC

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Investments in small and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. In addition, the fund is susceptible to risks from investments in derivatives, private placements, REITs, and its investments in other investment companies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Emerging Markets Small-Cap Fund
Schedule of Investments
December 31, 2014 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 78.8%

China — 31.5%
1,748,000	BBMG Corp.	1,453,197
461,000	China Medical System Holdings, Ltd.	759,494
3,999,000	China Power International Development, Ltd.	2,017,843
667,200	China Taiping Insurance Holdings Co., Ltd.*	1,896,059
2,135,000	CITIC Telecom International Holdings, Ltd.	798,334
737,000	Dah Chong Hong Holdings, Ltd.	397,262
716,000	Dawnrays Pharmaceutical Holdings, Ltd.	455,869
81,000	Golden Eagle Retail Group, Ltd.	90,822
170,500	Great Wall Motor Co., Ltd.	964,429
2,251,000	Guotai Junan International Holdings, Ltd.	1,696,653
267,000	Haier Electronics Group Co., Ltd.	631,639
482,000	Ju Teng International Holdings, Ltd.	236,570
3,104,000	Lee & Man Paper Manufacturing, Ltd.	1,733,309
1,165,000	Luye Pharma Group, Ltd.*	1,489,116
20,090	New Oriental Education &
	Technology Group, Inc. ADR*	410,037
153,100	Poly Culture Group Corp., Ltd.*	469,062
900,000	Sa Sa International Holdings, Ltd.	627,849
146,400	Samsonite International S.A.	433,849
690,000	Sunny Optical Technology Co., Ltd.	1,184,811
1,290,000	Towngas China Co., Ltd.	1,303,945
1,524,000	Wasion Group Holdings, Ltd.	1,414,730
		20,464,879
Indonesia — 1.8%
422,400	Matahari Department Store TBK	508,976
2,690,900	Matahari Putra Prima TBK	661,018
		1,169,994
Malaysia — 1.0%
672,200	Westports Holdings Bhd.	645,958

Philippines — 5.1%
10,998,000	Megaworld Corp.	1,136,457
190,800	Robinsons Retail Holdings, Inc.	322,887
352,440	Semirara Mining & Power Corp.	1,114,257
3,250,700	SSI Group, Inc.*	720,157
		3,293,758
Singapore — 4.9%
322,000	Comfortdelgro Corp., Ltd.	630,128
1,130,000	Ezion Holdings, Ltd.	954,495
244,000	M1, Ltd.	663,167
991,000	Silverlake Axis, Ltd.	935,617
		3,183,407
South Korea — 17.9%
9,535	Cosmax, Inc.*	860,752
5,740	Coway Co., Ltd.	437,684
6,130	Cuckoo Electronics Co., Ltd.*	986,765
16,098	Daesang Corp.	487,443
19,623	Dongbu Insurance Co., Ltd.	979,930
4,566	E-Mart Co., Ltd	844,972
7,173	Hana Tour Service, Inc.	507,154
13,247	Hansae Co., Ltd.	476,570
15,461	Hotel Shilla Co., Ltd.	1,282,434
2,141	Hyundai Department Store Co., Ltd.	238,132
12,079	KEPCO Plant Service & Engineering Co., Ltd.	875,452
36,236	Korea Kolmar Co., Ltd.	1,440,232
15,071	Loen Entertainment, Inc.*	599,067
2,914	Medy-Tox, Inc.	842,253
6,075	Naturalendo Tech Co., Ltd.*	251,312
23,804	Paradise Co., Ltd.	507,410
		11,617,562
Taiwan — 12.7%
50,000	Catcher Technology Co., Ltd.	386,122
160,000	Giant Manufacturing Co., Ltd.	1,413,932
207,000	Grand Ocean Retail Group, Ltd.	361,599
99,000	King Slide Works Co., Ltd.	1,260,984
940,000	King’s Town Bank	973,823
11,000	LARGAN Precision Co., Ltd.	823,419
142,000	Merida Industry Co., Ltd.	958,780
117,000	PChome Online, Inc.	1,256,110
107,000	Poya Co.	807,327
		8,242,096
Thailand — 3.9%
133,700	Bumrungrad Hospital Public Co., Ltd.	570,474
417,000	Intouch Holdings Public Co., Ltd.	993,920
339,464	Major Cineplex Group Public Co., Ltd.	284,769
622,900	Thaicom Public Co., Ltd.	653,989
		2,503,152
Total Common Stocks (Cost $52,477,218)		51,120,806

Participatory Notes — 11.0%

India — 11.0%
79,773	Aurobindo Pharma, Ltd.	1,430,121
14,898	Credit Analysis & Research, Ltd.	348,463
138,949	Exide Industries, Ltd.	389,978
115,929	Glenmark Pharmaceuticals, Ltd.	1,409,448
324,932	UPL, Ltd.	1,777,509
144,613	Yes Bank, Ltd.	1,749,189
Total Participatiory Notes (Cost $7,122,967)		7,104,708

Short-Term Investments — 9.6%

Money Market Funds — 9.6%
6,253,144	DWS Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03%#	6,253,144
Total Short-Term Investments (Cost $6,253,144)		6,253,144
Total Investments — 99.4% (Cost $65,853,329)		64,478,658
Other Assets in Excess of Liabilities — 0.6%		395,052
NET ASSETS — 100.0%		$64,873,710

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Emerging Markets Small-Cap Fund
Schedule of Investments
December 31, 2014 (Unaudited)

PORTFOLIO HOLDINGS
% of Net Assets

China	31.5%
South Korea	17.9%
Taiwan	12.7%
India	11.0%
Money Market Funds	9.6%
Philippines	5.1%
Singapore	4.9%
Thailand	3.9%
Indonesa	1.8%
Malaysia	1.0%
Other Assets and Liabilities	0.6%
100.0%

*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
December 31, 2014 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	VALUE	FLEXIBLE	EQUITY
	EQUITY	EQUITY	EQUITY	INCOME
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$1,893,238,726	$174,086,098	$178,509,754	$160,998,637
Net unrealized appreciation	672,255,393	40,486,155	56,108,713	45,813,319
Total investments, at market value	2,565,494,119	214,572,253	234,618,467	206,811,956
Cash	—	—	53,101	—
Receivables:
Investment securities sold	2,870,015	6,784,787	—	—
Fund shares sold	4,484,674	391,905	987,865	352,445
Interest and dividends	1,733,597	322,861	242,680	500,888
Prepaid expenses and other assets	78,405	44,100	52,698	45,907
Total Assets	2,574,660,810	222,115,906	235,954,811	207,711,196
LIABILITIES
Payables:
Investment securities purchased	4,484,260	467,468	—	—
Fund shares redeemed	2,276,263	7,987	12,476	—
Accrued Liabilities:
Investment advisory fees	1,323,630	116,262	116,924	106,266
Administration, accounting, and transfer agent fees	275,552	25,134	24,545	21,301
Custodian fees	14,920	1,562	1,943	1,159
Service fees	298,063	29,059	29,216	24,233
Business management fees	110,302	9,689	9,744	8,856
Distribution fees	29,766	962	7,794	1,989
Other liabilities	83,375	20,415	18,466	19,103
Total Liabilities	8,896,131	678,538	221,108	182,907
NET ASSETS	$2,565,764,679	$221,437,368	$235,733,703	$207,528,289
COMPONENTS OF NET ASSETS
Paid-in capital	$1,868,219,298	$179,428,975	$181,572,917	$160,379,572
Undistributed (Accumulated) net investment income (loss)	(1,414,613)	455,260	4,238	68,774
Accumulated net realized gain (loss)	26,704,601	1,067,296	(1,952,163)	1,266,853
Unrealized appreciation on investments	672,255,393	40,486,155	56,108,713	45,813,319
Unrealized depreciation – foreign receivables	—	(318)	(2)	(229)
NET ASSETS	$2,565,764,679	$221,437,368	$235,733,703	$207,528,289
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$252,850,392	$53,387	$119,479	$18,361,496
Shares outstanding (unlimited shares authorized)	13,043,460	3,072	7,470	1,365,741
Net asset value per share	$19.39	$17.38	$15.99	$13.44
Investor Shares:
Net assets	$2,264,878,956	$219,928,999	$222,249,868	$185,923,434
Shares outstanding (unlimited shares authorized)	117,154,170	12,649,613	13,912,566	13,837,733
Net asset value per share	$19.33	$17.39	$15.97	$13.44
Advisor Shares:
Net assets	$48,035,331	$1,454,982	$13,364,356	$3,243,359
Shares outstanding (unlimited shares authorized)	2,565,236	83,088	836,249	241,727
Net asset value per share	$18.73	$17.51	$15.98	$13.42

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
December 31, 2014 (Unaudited)

	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	BROWN
	SUSTAINABLE	SMALL-CAP	SMALL-CAP	ADVISORY
	GROWTH	GROWTH	FUNDAMENTAL	OPPORTUNITY
	FUND	FUND	VALUE FUND	FUND
ASSETS
Investments:
Total investments, at cost	$148,345,305	$178,610,868	$530,056,580	$9,224,832
Net unrealized appreciation	59,940,265	88,568,005	142,488,412	2,920,305
Total investments, at market value	208,285,570	267,178,873	672,544,992	12,145,137
Cash	13,997	—	—	240
Receivables:
Investment securities sold	—	—	89,268	—
Fund shares sold	86,871	274,147	2,824,634	—
Interest and dividends	87,997	116,405	1,046,586	6,831
Prepaid expenses and other assets	35,364	40,766	56,076	15,676
Total Assets	208,509,799	267,610,191	676,561,556	12,167,884
LIABILITIES
Payables:
Investment securities purchased	—	669,220	—	57,884
Fund shares redeemed	183,452	100,062	164,318	5,856
Accrued Liabilities:
Investment advisory fees	107,338	198,071	479,553	8,885
Administration, accounting, and transfer agent fees	23,159	29,570	69,599	1,927
Custodian fees	1,110	2,069	4,437	303
Service fees	22,740	33,874	80,388	1,523
Business management fees	8,945	11,651	28,209	508
Distribution fees	81,002	3,564	20,238	—
Other liabilities	19,314	22,001	36,384	9,805
Total Liabilities	447,060	1,070,082	883,126	86,691
NET ASSETS	$208,062,739	$266,540,109	$675,678,430	$12,081,193
COMPONENTS OF NET ASSETS
Paid-in capital	$156,280,521	$170,850,285	$531,479,141	$14,867,994
Accumulated net investment loss	(685,235)	(1,409,832)	(2,071,762)	(68,761)
Accumulated net realized gain (loss)	(7,472,812)	8,531,651	3,782,639	(5,638,345)
Unrealized appreciation on investments	59,940,265	88,568,005	142,488,412	2,920,305
NET ASSETS	$208,062,739	$266,540,109	$675,678,430	$12,081,193
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$31,841,935	$8,501,479	$34,340,149	$—
Shares outstanding (unlimited shares authorized)	2,179,807	258,942	1,454,929	—
Net asset value per share	$14.61	$32.83	$23.60	$—
Investor Shares:
Net assets	$47,142,043	$252,193,271	$602,776,795	$12,081,193
Shares outstanding (unlimited shares authorized)	3,240,824	15,274,896	25,542,207	504,993
Net asset value per share	$14.55	$16.51	$23.60	$23.92
Advisor Shares:
Net assets	$129,078,761	$5,845,359	$38,561,486	$—
Shares outstanding (unlimited shares authorized)	8,928,174	367,699	1,639,303	—
Net asset value per share	$14.46	$15.90	$23.52	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
December 31, 2014 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	MULTI-	INTERMEDIATE	TOTAL	STRATEGIC
	STRATEGY	INCOME	RETURN	BOND
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments – unaffiliated, at cost	$18,688	$128,383,673	$72,780,617	$39,074,093
Total investments – affiliated, at cost (Note 3)	445,078	31,354,566	—	—
Total cost of investments	463,766	159,738,239	72,780,617	39,074,093
Net unrealized appreciation – unaffiliated	—	976,353	200,673	48,440
Net unrealized depreciation – affiliated (Note 3)	(8,377)	(211,548)	—	—
Total unrealized appreciation (depreciation)	(8,377)	764,805	200,673	48,440
Total investments, at market value	455,389	160,503,044	72,981,290	39,122,533
Deposit at broker – credit default swaps (Note 6)	—	—	—	112,307
Deposit at broker – futures contracts (Note 8)	—	—	70,370	241,480
Gross unrealized appreciation – credit default swaps (Note 6)	—	—	—	—
Receivables:
Investment securities sold	—	1,634,623	3,181,028	429,522
Fund shares sold	—	73,175	44,600	32,429
Interest and dividends	—	686,545	427,571	290,953
Expense Reimbursement due from Adviser	4,228	—	—	—
Prepaid expenses and other assets	20,532	31,922	31,614	34,830
Total Assets	480,149	162,929,309	76,736,473	40,264,054
LIABILITIES
Gross unrealized depreciation – credit default swaps (Note 6)	—	—	—	5,813
Variation margin – futures contracts (Note 8)	—	—	15,469	44,844
Payables:
Investment securities purchased	—	10,051	15,972,381	—
Fund shares redeemed	—	297,198	—	1,056,525
Blue Sky Registration Fees	23,138	—	34,863	—
Accrued Liabilities:
Investment advisory fees, net	—	33,533	14,427	10,797
Administration, accounting, and transfer agent fees	144	23,925	3,345	3,807
Custodian fees	304	1,885	580	238
Service fees	—	6,921	2,267	1,498
Business management fees	19	6,921	2,442	1,498
Distribution fees	—	6,665	—	9,342
Other liabilities	4,279	20,338	5,746	11,025
Total Liabilities	27,884	407,437	16,051,520	1,145,387
NET ASSETS	$452,265	$162,521,872	$60,684,953	$39,118,667
COMPONENTS OF NET ASSETS
Paid-in capital	$456,024	$161,825,678	$60,389,711	$39,306,120
Accumulated net investment loss	(590)	(530,920)	(3,141)	(274,690)
Accumulated net realized gain	5,208	462,309	57,694	57,152
Unrealized appreciation (depreciation) on investments	(8,377)	764,805	200,673	48,440
Unrealized appreciation (depreciation) – futures contracts (Note 8)	—	—	40,016	(12,542)
Unrealized depreciation – credit default swaps (Note 6)	—	—	—	(5,813)
NET ASSETS	$452,265	$162,521,872	$60,684,953	$39,118,667
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$452,265	$—	$4,344,161	$—
Shares outstanding (unlimited shares authorized)	45,191	—	432,067	—
Net asset value per share	$10.01	$—	$10.05	$—
Investor Shares:
Net assets	$—	$152,350,865	$56,340,792	$35,010,942
Shares outstanding (unlimited shares authorized)	—	14,237,507	5,604,139	3,489,409
Net asset value per share	$—	$10.70	$10.05	$10.03
Advisor Shares:
Net assets	$—	$10,171,007	$—	$4,107,725
Shares outstanding (unlimited shares authorized)	—	969,391	—	409,406
Net asset value per share	$—	$10.49	$—	$10.03
The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
December 31, 2014 (Unaudited)

				BROWN
	BROWN	BROWN	BROWN	ADVISORY –
	ADVISORY	ADVISORY	ADVISORY	WMC
	MARYLAND	TAX EXEMPT	MORTGAGE	STRATEGIC
	BOND	BOND	SECURITIES	EUROPEAN
	FUND	FUND	FUND	EQUITY FUND
ASSETS
Investments:
Total investments, at cost	$204,122,522	$225,854,537	$207,766,294	$200,497,465
Net unrealized appreciation (depreciation)	3,934,004	1,554,859	516,980	(1,292,450)
Total investments, at market value	208,056,526	227,409,396	208,283,274	199,205,015
Foreign currency	—	—	—	3
Receivables:
Investment securities sold	—	—	11,583,601	—
Fund shares sold	1,104,436	1,692,750	31	1,796,602
Interest and dividends	2,740,155	2,241,402	916,552	223,145
Prepaid expenses and other assets	8,145	21,802	34,674	51,570
Total Assets	211,909,262	231,365,350	220,818,132	201,276,335
LIABILITIES
Securities sold short, at market value
(proceeds of $0, $0, $11,566,875 and $0, respectively)	—	—	11,591,661	—
Payables:
Investment securities purchased	—	6,361,204	1,346,811	170,148
Fund shares redeemed	2,574	48,003	—	671,890
Distributions	256,052	238,756	—	—
Accrued Liabilities:
Investment advisory fees	53,083	54,573	52,712	155,456
Administration, accounting, and transfer agent fees	32,308	30,139	33,418	24,227
Custodian fees	1,234	1,218	2,390	23,994
Service fees	8,847	9,096	1,954	2,234
Business management fees	8,847	9,096	8,785	8,636
Distribution fees	—	—	—	237
Other liabilities	21,049	17,933	37,205	23,914
Total Liabilities	383,994	6,770,018	13,074,936	1,080,736
NET ASSETS	$211,525,268	$224,595,332	$207,743,196	$200,195,599
COMPONENTS OF NET ASSETS
Paid-in capital	$207,332,223	$223,382,036	$207,136,569	$211,216,483
Accumulated net investment loss	(564)	(123)	(218,714)	(165,245)
Accumulated net realized gain (loss)	259,605	(341,440)	333,147	(9,538,662)
Unrealized appreciation (depreciation) on investments	3,934,004	1,554,859	516,980	(1,292,450)
Unrealized depreciation on securities sold short	—	—	(24,786)	—
Unrealized depreciation – foreign receivables	—	—	—	(24,527)
NET ASSETS	$211,525,268	$224,595,332	$207,743,196	$200,195,599
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$—	$—	$161,181,825	$182,703,446
Shares outstanding (unlimited shares authorized)	—	—	16,008,176	19,036,036
Net asset value per share	$—	$—	$10.07	$9.60
Investor Shares:
Net assets	$211,525,268	$224,595,332	$46,561,371	$17,109,237
Shares outstanding (unlimited shares authorized)	19,613,442	22,263,959	4,625,844	1,783,280
Net asset value per share	$10.78	$10.09	$10.07	$9.59
Advisor Shares:
Net assets	$—	$—	$—	$382,916
Shares outstanding (unlimited shares authorized)	—	—	—	39,953
Net asset value per share	$—	$—	$—	$9.58

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
December 31, 2014 (Unaudited)

	BROWN ADVISORY –
	WMC JAPAN ALPHA	BROWN ADVISORY –	BROWN ADVISORY
	OPPORTUNITIES	SOMERSET EMERGING	EMERGING MARKETS
	FUND	MARKETS FUND	SMALL-CAP FUND
ASSETS
Investments:
Total investments, at cost	$1,251,086,998	$251,308,838	$65,853,329
Net unrealized depreciation	(22,201,781)	(1,744,905)	(1,374,671)
Total investments, at market value	1,228,885,217	249,563,933	64,478,658
Foreign currency	13,951	103,800	—
Deposit at broker – futures contracts (Note 8)	3,677,317	—	—
Variation margin – futures contracts (Note 8)	4,154	—	—
Gross unrealized appreciation –
forward foreign currency contracts (Note 7)	—	—	—
Receivables:
Investment securities sold	3,100,411	—	202,648
Fund shares sold	2,558,943	391,518	463,750
Interest and dividends	1,741,879	738,821	58,703
Prepaid expenses and other assets	45,954	54,798	32,664
Total Assets	1,240,027,826	250,852,870	65,236,423
LIABILITIES
Gross unrealized depreciation –
forward foreign currency contracts (Note 7)	14,999,607	—	—
Payables:
Investment securities purchased	4,666,766	133,058	238,265
Fund shares redeemed	7,918,602	4,342,190	—
Blue Sky registration fees	—	—	34,863
Accrued Liabilities:
Investment advisory fees	1,078,951	192,649	66,806
Administration, accounting, and transfer agent fees	138,858	29,905	3,591
Custodian fees	42,337	43,453	13,227
Service fees	1,474	4,947	307
Business management fees	53,948	10,703	2,672
Distribution fees	68	330	—
Other liabilities	35,370	18,424	2,982
Total Liabilities	28,935,981	4,775,659	362,713
NET ASSETS	$1,211,091,845	$246,077,211	$64,873,710
COMPONENTS OF NET ASSETS
Paid-in capital	$1,118,778,455	$257,669,914	$66,291,348
Accumulated net investment loss	(56,577,597)	(905,362)	(36,768)
Accumulated net realized gain (loss)	188,117,598	(8,912,206)	(5,951)
Unrealized depreciation on investments	(22,201,781)	(1,744,905)	(1,374,671)
Unrealized depreciation – futures contracts (Note 8)	(1,909,538)	—	—
Unrealized depreciation – forward foreign currency contracts (Note 7)	(14,999,607)	—	—
Unrealized depreciation – foreign receivables	(115,685)	(30,230)	(248)
NET ASSETS	$1,211,091,845	$246,077,211	$64,873,710
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$1,199,391,043	$206,806,325	$62,113,794
Shares outstanding (unlimited shares authorized)	111,233,461	21,779,877	6,355,240
Net asset value per share	$10.78	$9.50	$9.77
Investor Shares:
Net assets	$11,581,717	$38,741,123	$2,759,916
Shares outstanding (unlimited shares authorized)	1,074,531	4,083,467	282,435
Net asset value per share	$10.78	$9.49	$9.77
Advisor Shares:
Net assets	$119,085	$529,763	$—
Shares outstanding (unlimited shares authorized)	11,058	55,907	—
Net asset value per share	$10.77	$9.48	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Six Months Ended December 31, 2014 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	VALUE	FLEXIBLE	EQUITY
	EQUITY	EQUITY	EQUITY	INCOME
	FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income	$10,216,799	$2,691,930	$1,561,980	$3,141,727
Less: foreign taxes withheld	(77,886)	(53,327)	(17,009)	(41,617)
Interest Income	7,339	1,113	2,165	1,670
Total investment income	10,146,252	2,639,716	1,547,136	3,101,780
EXPENSES
Investment advisory fees	8,067,877	719,529	615,211	609,660
Service fees	1,832,024	179,865	152,937	138,953
Business management fees	672,323	59,961	51,267	50,805
Administration, accounting, and transfer agent fees	523,475	47,616	42,903	39,792
Miscellaneous expenses	115,656	11,102	9,339	10,105
Registration fees	56,026	21,841	30,471	22,040
Professional fees	101,367	18,207	16,738	16,847
Trustee fees and expenses	64,552	5,808	4,800	4,818
Distribution fees	60,193	1,983	15,955	3,976
Custodian fees	42,053	4,136	6,243	3,488
Insurance fees	25,319	2,258	1,672	1,864
Total Expenses	11,560,865	1,072,306	947,536	902,348
NET INVESTMENT INCOME (LOSS)	(1,414,613)	1,567,410	599,600	2,199,432
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	74,110,815	6,922,614	1,404,863	2,592,634
Net change in unrealized appreciation (depreciation) on:
Investments	45,273,970	(15,680,852)	15,271,617	2,924,029
Foreign receivables	—	(318)	(2)	(48)
Net change in unrealized appreciation (depreciation)	45,273,970	(15,681,170)	15,271,615	2,923,981
NET REALIZED AND UNREALIZED GAIN (LOSS)	119,384,785	(8,758,556)	16,676,478	5,516,615
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$117,970,172	$(7,191,146)	$17,276,078	$7,716,047

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Six Months Ended December 31, 2014 (Unaudited)

	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	BROWN
	SUSTAINABLE	SMALL-CAP	SMALL-CAP	ADVISORY
	GROWTH	GROWTH	FUNDAMENTAL	OPPORTUNITY
	FUND	FUND	VALUE FUND	FUND
INVESTMENT INCOME
Dividend income	$705,555	$640,355	$4,443,942	$53,050
Less: foreign taxes withheld	(7,229)	—	(2,225)	(360)
Interest Income	966	1,710	3,789	45
Total investment income	699,292	642,065	4,445,506	52,735
EXPENSES
Investment advisory fees	628,601	1,209,487	2,686,539	49,506
Distribution fees	163,501	7,893	35,947	—
Service fees	133,701	207,137	454,499	8,736
Registration fees	22,617	23,834	34,345	10,621
Professional fees	17,016	19,557	30,613	9,404
Business management fees	52,383	71,146	158,032	2,912
Administration, accounting, and transfer agent fees	43,621	55,897	124,988	3,905
Miscellaneous expenses	14,346	15,843	28,351	1,653
Custodian fees	3,457	6,009	10,896	611
Trustee fees and expenses	5,962	6,582	14,616	276
Insurance fees	1,941	2,735	5,536	108
Total Expenses	1,087,146	1,626,120	3,584,362	87,732
Expenses waived by adviser – expense cap (Note 3)	—	—	—	(369)
Net Expenses	1,087,146	1,626,120	3,584,362	87,363
NET INVESTMENT INCOME (LOSS)	(387,854)	(984,055)	861,144	(34,628)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	9,003,510	20,948,008	25,436,187	762,222
Net change in unrealized appreciation (depreciation)	2,594,501	(11,590,229)	(287,550)	(269,156)
NET REALIZED AND UNREALIZED GAIN	11,598,011	9,357,779	25,148,637	493,066
INCREASE IN NET ASSETS FROM OPERATIONS	$11,210,157	$8,373,724	$26,009,781	$458,438

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Six Months Ended December 31, 2014 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	MULTI-	INTERMEDIATE	TOTAL	STRATEGIC
	STRATEGY	INCOME	RETURN	BOND
	FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income – unaffiliated	$—	$—	$—	$190,725
Dividend income – affiliated (Note 3)	2,630	505,168	—	—
Less: foreign taxes withheld	—	—	—	—
Interest Income	1	1,762,472	118,647	19,232
Total investment income	2,631	2,267,640	118,647	209,957
EXPENSES
Investment advisory fees	155	304,214	20,965	68,979
Service fees	—	50,702	3,154	14,676
Business management fees	26	50,702	3,494	6,605
Administration, accounting, and transfer agent fees	144	45,991	3,345	6,616
Registration fees	3,340	18,745	4,761	12,713
Miscellaneous expenses	1,445	17,719	1,446	1,957
Professional fees	2,802	17,091	3,194	10,863
Distribution fees	—	14,112	—	24,544
Trustee fees and expenses	42	247	403	699
Custodian fees	304	4,801	580	810
Insurance fees	21	2,072	82	230
Total Expenses	8,279	526,396	41,424	148,692
Expenses waived by adviser – expense cap (Note 3)	(7,453)	—	(769)	(2,774)
Expenses waived by adviser – investments in affiliates (Note 3)	—	(51,607)	—	—
Net Expenses	826	474,789	40,655	145,918
NET INVESTMENT INCOME (LOSS)	1,805	1,792,851	77,992	64,039
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments – unaffiliated	—	272,088	66,809	315,188
Investments – affiliated (Note 3)	(4)	34,566	—	—
Credit default swaps (Note 6)	—	—	—	64,567
Futures contracts (Note 8)	—	—	(9,115)	(37,822)
Capital gain distribution from other RICs – affiliated (Note 3)	5,212	238,536	—	—
Net realized gain (loss)	5,208	545,190	57,694	341,933
Net change in unrealized appreciation (depreciation) on:
Investments – unaffiliated	—	(695,864)	200,673	(102,830)
Investments – affiliated (Note 3)	(8,377)	(220,415)	—	—
Credit default swaps (Note 6)	—	—	—	(146,689)
Futures contracts (Note 8)	—	—	40,016	(12,542)
Net change in unrealized appreciation (depreciation)	(8,377)	(916,279)	240,689	(262,061)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(3,169)	(371,089)	298,383	79,872
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(1,364)	$1,421,762	$376,375	$143,911

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Six Months Ended December 31, 2014 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY – WMC
	MARYLAND	TAX EXEMPT	MORTGAGE	STRATEGIC
	BOND	BOND	SECURITIES	EUROPEAN
	FUND	FUND	FUND	EQUITY FUND
INVESTMENT INCOME
Dividend income	$—	$—	$—	$1,248,867
Less: foreign taxes withheld	—	—	—	(136,278)
Interest Income	2,304,035	2,452,059	3,382,445	372
Total investment income	2,304,035	2,452,059	3,382,445	1,112,961
EXPENSES
Investment advisory fees	316,454	321,870	317,342	973,692
Distribution fees	—	—	—	409
Service fees	52,742	53,645	12,042	13,425
Registration fees	4,356	19,060	23,606	32,674
Professional fees	16,125	17,156	15,376	15,763
Business management fees	52,742	53,645	52,890	54,094
Administration, accounting, and transfer agent fees	55,968	54,719	63,212	46,492
Miscellaneous expenses	10,765	7,113	8,927	8,519
Custodian fees	3,524	3,853	7,413	79,846
Trustee fees and expenses	6,489	5,967	5,020	5,388
Insurance fees	1,793	1,912	1,705	1,826
Total Expenses	520,958	538,940	507,533	1,232,128
NET INVESTMENT INCOME (LOSS)	1,783,077	1,913,119	2,874,912	(119,167)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	959,202	122,055	1,160,926	(9,219,675)
Net change in unrealized appreciation (depreciation) on:
Investments	(593,344)	1,127,830	(1,029,170)	(8,340,833)
Foreign receivables	—	—	—	(22,436)
Securities sold short	—	—	(24,786)	—
Net change in unrealized appreciation (depreciation)	(593,344)	1,127,830	(1,053,956)	(8,363,269)
NET REALIZED AND UNREALIZED GAIN (LOSS)	365,858	1,249,885	106,970	(17,582,944)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$2,148,935	$3,163,004	$2,981,882	$(17,702,111)

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Six Months Ended December 31, 2014 (Unaudited)

	BROWN ADVISORY –
	WMC JAPAN ALPHA	BROWN ADVISORY –	BROWN ADVISORY
	OPPORTUNITIES	SOMERSET EMERGING	EMERGING MARKETS
	FUND	MARKETS FUND	SMALL-CAP FUND
INVESTMENT INCOME
Dividend income	$8,960,005	$2,390,294	$84,190
Less: foreign taxes withheld	(893,271)	(312,377)	(11,551)
Interest Income	12,822	5,422	373
Total investment income	8,079,556	2,083,339	73,012
EXPENSES
Investment advisory fees	5,915,781	1,125,427	80,190
Custodian fees	145,739	171,450	13,227
Administration, accounting, and transfer agent fees	252,139	53,662	3,591
Business management fees	295,789	62,524	3,208
Registration fees	54,837	31,605	3,888
Professional fees	49,312	18,260	2,741
Miscellaneous expenses	54,338	11,199	1,913
Service fees	5,757	26,530	344
Trustee fees and expenses	28,796	5,923	478
Insurance fees	9,693	2,139	200
Distribution fees	119	660	—
Total Expenses	6,812,300	1,509,379	109,780
NET INVESTMENT INCOME (LOSS)	1,267,256	573,960	(36,768)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	7,172,642	298,340	(5,951)
Futures contracts (Note 8)	9,349,505	—	—
Forward foreign currency contracts (Note 7)	181,749,044	—	—
Net realized gain (loss)	198,271,191	298,340	(5,951)
Net change in unrealized appreciation (depreciation) on:
Investments	(91,847,213)	(15,565,083)	(1,374,671)
Futures contracts (Note 8)	(3,079,132)	—	—
Forward foreign currency contracts (Note 7)	(8,544,298)	—	—
Foreign receivables	(125,127)	(30,608)	(248)
Net change in unrealized appreciation (depreciation)	(103,595,770)	(15,595,691)	(1,374,919)
NET REALIZED AND UNREALIZED GAIN (LOSS)	94,675,421	(15,297,351)	(1,380,870)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$95,942,677	$(14,723,391)	$(1,417,638)

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	GROWTH EQUITY FUND		VALUE EQUITY FUND
	Six Months Ended		Six Months Ended
	December 31,	Year Ended	December 31,	Year Ended
	2014	June 30,	2014	June 30,
	(Unaudited)	2014	(Unaudited)	2014
OPERATIONS
Net investment income (loss)	$(1,414,613)	$(3,026,706)	$1,567,410	$2,447,782
Net realized gains	74,110,815	68,484,570	6,922,614	16,997,084
Net change in unrealized appreciation (depreciation)	45,273,970	338,915,369	(15,681,170)	31,519,020
Increase (Decrease) in Net Assets from Operations	117,970,172	404,373,233	(7,191,146)	50,963,886
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	—	—	(835)	(128)
Investor Shares	—	—	(3,161,833)	(1,812,794)
Advisor Shares	—	—	(16,853)	(10,159)
Net realized gain:
Institutional Shares	(7,762,347)	(946,386)	(1,614)	—
Investor Shares	(69,561,008)	(14,286,774)	(6,779,612)	—
Advisor Shares	(1,508,212)	(297,701)	(45,355)	—
Total Distributions to Shareholders	(78,831,567)	(15,530,861)	(10,006,102)	(1,823,081)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	36,137,525	114,398,361	40,756	—
Investor Shares	127,568,731	1,019,160,535	13,179,724	43,671,979
Advisor Shares	2,336,040	32,019,095	9,412	500
Reinvestment of distributions:
Institutional Shares	7,203,702	912,323	1,614	—
Investor Shares	62,066,856	13,350,521	4,242,468	322,261
Advisor Shares	1,473,353	290,801	51,115	8,720
Redemption of shares:
Institutional Shares	(28,484,870)	(23,531,450)	—	—
Investor Shares	(456,036,118)	(547,273,104)	(22,077,418)	(11,853,550)
Advisor Shares	(4,935,778)	(10,321,727)	(128,738)	(401,578)
Redemption fees:
Institutional Shares	37	154	—	—
Investor Shares	999	4,850	—	193
Advisor Shares	43	2	—	—
Increase (Decrease) from Capital Share Transactions	(252,669,480)	599,010,361	(4,681,067)	31,748,525
Increase (Decrease) in Net Assets	(213,530,875)	987,852,733	(21,878,315)	80,889,330
NET ASSETS
Beginning of year	2,779,295,554	1,791,442,821	243,315,683	162,426,353
End of year	$2,565,764,679	$2,779,295,554	$221,437,368	$243,315,683
Undistributed (Accumulated) net investment income (loss)	$(1,414,613)	$—	$455,260	$2,067,371
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,903,793	6,267,064	2,200	—
Investor Shares	6,621,444	58,154,868	722,253	2,658,481
Advisor Shares	124,531	1,829,286	504	31
Reinvestment of distributions:
Institutional Shares	369,039	49,444	92	—
Investor Shares	3,179,655	739,231	240,912	18,628
Advisor Shares	77,914	16,570	2,883	500
Redemption of shares:
Institutional Shares	(1,458,132)	(1,275,736)	—	—
Investor Shares	(23,597,782)	(29,939,374)	(1,205,368)	(692,354)
Advisor Shares	(264,401)	(579,987)	(7,074)	(22,764)
Increase (Decrease) from Capital Share Transactions	(13,043,939)	35,261,366	(243,598)	1,962,522

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	FLEXIBLE EQUITY FUND		EQUITY INCOME FUND
	Six Months Ended		Six Months Ended
	December 31,	Year Ended	December 31,	Year Ended
	2014	June 30,	2014	June 30,
	(Unaudited)	2014	(Unaudited)	2014
OPERATIONS
Net investment income	$599,600	$710,542	$2,199,432	$3,893,279
Net realized gains	1,404,863	1,912,542	2,592,634	11,151,487
Net change in unrealized appreciation (depreciation)	15,271,615	22,754,176	2,923,981	18,099,266
Increase in Net Assets from Operations	17,276,078	25,377,260	7,716,047	33,144,032
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(672)	(7,405)	(200,904)	(132,683)
Investor Shares	(980,117)	(368,373)	(1,901,036)	(3,811,080)
Advisor Shares	(20,673)	(28,875)	(28,718)	(56,126)
Net realized gain:
Institutional Shares	—	—	(823,551)	(411)
Investor Shares	—	—	(8,462,343)	(6,248,858)
Advisor Shares	—	—	(144,101)	(98,052)
Total Distributions to Shareholders	(1,001,462)	(404,653)	(11,560,653)	(10,347,210)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	118,556	2,923,927	155,001	16,604,412
Investor Shares	53,265,939	69,789,625	12,880,356	20,766,881
Advisor Shares	2,479,672	11,380,969	184,672	702,263
Reinvestment of distributions:
Institutional Shares	—	—	970,546	108,931
Investor Shares	371,990	180,778	5,091,848	4,310,334
Advisor Shares	19,373	27,104	162,443	144,327
Redemption of shares:
Institutional Shares	(3,229,303)	(134,923)	(90,761)	—
Investor Shares	(9,221,187)	(12,584,573)	(8,970,165)	(39,823,968)
Advisor Shares	(4,918,211)	(4,893,918)	(343,535)	(234,450)
Redemption fees:
Institutional Shares	—	—	—	—
Investor Shares	—	322	—	—
Advisor Shares	—	191	—	—
Increase from Capital Share Transactions	38,886,829	66,689,502	10,040,405	2,578,730
Increase in Net Assets	55,161,445	91,662,109	6,195,799	25,375,552
NET ASSETS
Beginning of year	180,572,258	88,910,149	201,332,490	175,956,938
End of year	$235,733,703	$180,572,258	$207,528,289	$201,332,490
Undistributed net investment income	$4,238	$406,100	$68,774	$—
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	7,470	220,376	11,652	1,280,070
Investor Shares	3,488,890	5,170,097	947,287	1,621,159
Advisor Shares	159,826	867,329	13,659	54,858
Reinvestment of distributions:
Institutional Shares	—	—	71,619	8,097
Investor Shares	23,062	12,758	376,041	339,005
Advisor Shares	1,201	1,913	12,006	11,304
Redemption of shares:
Institutional Shares	(211,066)	(10,272)	(6,614)	—
Investor Shares	(596,673)	(928,933)	(657,661)	(3,069,500)
Advisor Shares	(329,011)	(362,982)	(25,080)	(18,262)
Increase from Capital Share Transactions	2,543,699	4,970,286	742,909	226,731
The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	SUSTAINABLE GROWTH FUND		SMALL-CAP GROWTH FUND
	Six Months Ended		Six Months Ended
	December 31,	Year Ended	December 31,	Year Ended
	2014	June 30,	2014	June 30,
	(Unaudited)	2014	(Unaudited)	2014
OPERATIONS
Net investment loss	$(387,854)	$(611,908)	$(984,055)	$(2,463,016)
Net realized gains	9,003,510	10,473,938	20,948,008	31,585,276
Net change in unrealized appreciation (depreciation)	2,594,501	28,972,269	(11,590,229)	24,366,462
Increase in Net Assets from Operations	11,210,157	38,834,299	8,373,724	53,488,722
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain:
Institutional Shares	(655,994)	(303,352)	(978,695)	(369,008)
Investor Shares	(998,289)	(384,995)	(30,219,392)	(13,816,372)
Advisor Shares	(2,685,927)	(1,452,293)	(686,814)	(304,670)
Total Distributions to Shareholders	(4,340,210)	(2,140,640)	(31,884,901)	(14,490,050)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,275,351	5,077,590	263,749	2,951,287
Investor Shares	3,317,530	19,256,931	5,642,341	26,226,777
Advisor Shares	1,522,869	6,421,891	999,100	2,139,136
Reinvestment of distributions:
Institutional Shares	523,469	240,303	867,109	336,338
Investor Shares	577,034	218,672	17,079,397	7,763,483
Advisor Shares	2,496,115	1,353,148	522,789	185,410
Redemption of shares:
Institutional Shares	(1,403,181)	(12,964,879)	(413,970)	(2,934,502)
Investor Shares	(5,216,514)	(2,502,788)	(33,541,927)	(67,246,745)
Advisor Shares	(11,942,899)	(24,082,304)	(2,451,890)	(1,202,041)
Redemption fees:
Institutional Shares	—	—	—	—
Investor Shares	59	—	232	72
Advisor Shares	17	1,025	—	—
Decrease from Capital Share Transactions	(8,850,150)	(6,980,411)	(11,033,070)	(31,780,785)
Increase (Decrease) in Net Assets	(1,980,203)	29,713,248	(34,544,247)	7,217,887
NET ASSETS
Beginning of year	210,042,942	180,329,694	301,084,356	293,866,469
End of year	$208,062,739	$210,042,942	$266,540,109	$301,084,356
Accumulated net investment loss	$(685,235)	$(297,381)	$(1,409,832)	$(425,777)
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	88,203	376,843	7,458	78,822
Investor Shares	232,797	1,428,380	320,475	1,462,019
Advisor Shares	106,791	481,546	59,172	121,903
Reinvestment of distributions:
Institutional Shares	35,538	17,853	26,324	9,512
Investor Shares	39,334	16,295	1,031,365	435,906
Advisor Shares	171,202	101,132	32,777	10,786
Redemption of shares:
Institutional Shares	(96,716)	(994,246)	(11,843)	(83,303)
Investor Shares	(361,145)	(182,207)	(1,887,478)	(3,692,883)
Advisor Shares	(842,190)	(1,804,877)	(143,937)	(69,091)
Decrease from Capital Share Transactions	(626,186)	(559,281)	(565,687)	(1,726,329)

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY SMALL-CAP		BROWN ADVISORY
	FUNDAMENTAL VALUE FUND		OPPORTUNITY FUND
	Six Months Ended		Six Months Ended
	December 31,	Year Ended	December 31,	Year Ended
	2014	June 30,	2014	June 30,
	(Unaudited)	2014	(Unaudited)	2014
OPERATIONS
Net investment income (loss)	$861,144	$1,840,245	$(34,628)	$(68,001)
Net realized gains	25,436,187	29,407,001	762,222	996,471
Net change in unrealized appreciation (depreciation)	(287,550)	76,764,405	(269,156)	1,311,409
Increase in Net Assets from Operations	26,009,781	108,011,651	458,438	2,239,879
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(194,841)	(140,496)	—	—
Investor Shares	(2,670,771)	(3,540,086)	—	—
Advisor Shares	(125,976)	(95,529)	—	—
Net realized gain:
Institutional Shares	(1,600,207)	(670,124)	—	—
Investor Shares	(28,747,456)	(19,658,734)	—	—
Advisor Shares	(1,814,795)	(760,942)	—	—
Total Distributions to Shareholders	(35,154,046)	(24,865,911)	—	—
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	14,551,209	17,839,759	—	—
Investor Shares	65,764,174	172,880,303	820,446	1,317,533
Advisor Shares	19,369,146	5,013,486	—	—
Reinvestment of distributions:
Institutional Shares	1,724,030	801,537	—	—
Investor Shares	17,869,433	12,588,210	—	—
Advisor Shares	1,911,251	851,303	—	—
Redemption of shares:
Institutional Shares	(1,044,238)	(1,162,598)	—	—
Investor Shares	(40,555,905)	(67,733,638)	(878,660)	(1,049,564)
Advisor Shares	(3,497,781)	(3,337,506)	—	—
Redemption fees:
Institutional Shares	—	—	—	—
Investor Shares	15	635	—	—
Advisor Shares	1,126	32	—	—
Increase (Decrease) from Capital Share Transactions	76,092,460	137,741,523	(58,214)	267,969
Increase in Net Assets	66,948,195	220,887,263	400,224	2,507,848
NET ASSETS
Beginning of year	608,730,235	387,842,972	11,680,969	9,173,121
End of year	$675,678,430	$608,730,235	$12,081,193	$11,680,969
Undistributed (Accumulated) net investment income (loss)	$(2,071,762)	$58,682	$(68,761)	$(34,133)
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	611,327	777,261	—	—
Investor Shares	2,780,326	7,643,580	35,491	60,945
Advisor Shares	808,840	217,599	—	—
Reinvestment of distributions:
Institutional Shares	73,145	34,883	—	—
Investor Shares	758,465	549,691	—	—
Advisor Shares	81,365	37,268	—	—
Redemption of shares:
Institutional Shares	(44,050)	(50,536)	—	—
Investor Shares	(1,712,102)	(2,974,633)	(38,628)	(48,362)
Advisor Shares	(147,984)	(145,557)	—	—
Increase (Decrease) from Capital Share Transactions	3,209,332	6,089,556	(3,137)	12,583

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY	BROWN ADVISORY
	MULTI-STRATEGY FUND	INTERMEDIATE INCOME FUND
	Period Ended	Six Months Ended
	December 31,	December 31,	Year Ended
	2014*	2014	June 30,
	(Unaudited)	(Unaudited)	2014
OPERATIONS
Net investment income	$1,805	$1,792,851	$3,598,494
Net realized gains	5,208	545,190	41,616
Net change in unrealized appreciation (depreciation)	(8,377)	(916,279)	2,189,550
Increase (Decrease) in Net Assets from Operations	(1,364)	1,421,762	5,829,660
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(2,395)	—	—
Investor Shares	—	(1,995,130)	(3,569,560)
Advisor Shares	—	(108,856)	(193,169)
Net realized gain:
Institutional Shares	—	—	—
Investor Shares	—	—	(4,271,648)
Advisor Shares	—	—	(275,860)
Total Distributions to Shareholders	(2,395)	(2,103,986)	(8,310,237)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	454,162	—	—
Investor Shares	—	16,143,655	78,227,331
Advisor Shares	—	29,015	448,258
Reinvestment of distributions:
Institutional Shares	1,862	—	—
Investor Shares	—	442,871	3,631,333
Advisor Shares	—	67,095	314,913
Redemption of shares:
Institutional Shares	—	—	—
Investor Shares	—	(70,969,053)	(113,719,031)
Advisor Shares	—	(2,493,808)	(4,129,873)
Redemption fees:
Institutional Shares	—	—	—
Investor Shares	—	65	50
Advisor Shares	—	—	—
Increase (Decrease) from Capital Share Transactions	456,024	(56,780,160)	(35,227,019)
Increase (Decrease) in Net Assets	452,265	(57,462,384)	(37,707,596)
NET ASSETS
Beginning of period/year	—	219,984,256	257,691,852
End of period/year	$452,265	$162,521,872	$219,984,256
Accumulated net investment loss	$(590)	$(530,920)	$(219,785)
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	45,006	—	—
Investor Shares	—	1,506,693	7,311,163
Advisor Shares	—	2,758	42,887
Reinvestment of distributions:
Institutional Shares	185	—	—
Investor Shares	—	13,632	342,553
Advisor Shares	—	6,398	30,195
Redemption of shares:
Institutional Shares	—	—	—
Investor Shares	—	(6,589,529)	(10,601,394)
Advisor Shares	—	(237,168)	(391,768)
Increase (Decrease) from Capital Share Transactions	45,191	(5,297,216)	(3,266,364)

*	Commenced operations on October 31, 2014. The information presented is for the period from October 31, 2014 to December 31, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY	BROWN ADVISORY
	TOTAL RETURN FUND	STRATEGIC BOND FUND
	Period Ended	Six Months Ended
	December 31,	December 31,	Year Ended
	2014*	2014	June 30,
	(Unaudited)	(Unaudited)	2014
OPERATIONS
Net investment income (loss)	$77,992	$64,039	$(17,668)
Net realized gains	57,694	341,933	662,074
Net change in unrealized appreciation (depreciation)	240,689	(262,061)	314,492
Increase in Net Assets from Operations	376,375	143,911	958,898
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(6,177)	—	—
Investor Shares	(74,956)	(184,113)	—
Advisor Shares	—	(16,546)	(110,929)
Total Distributions to Shareholders	(81,133)	(200,659)	(110,929)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	4,322,246	—	—
Investor Shares	56,519,711	35,242,998	—
Advisor Shares	—	563,718	4,168,994
Reinvestment of distributions:
Institutional Shares	2	—	—
Investor Shares	6,100	10,666	—
Advisor Shares	—	12,621	15,079
Redemption of shares:
Institutional Shares	—	—	—
Investor Shares	(458,518)	(135,662)	—
Advisor Shares	—	(20,918,045)	(6,203,314)
Redemption fees:
Institutional Shares	—	—	—
Investor Shares	170	—	—
Advisor Shares	—	—	—
Increase (Decrease) from Capital Share Transactions	60,389,711	14,776,296	(2,019,241)
Increase (Decrease) in Net Assets	60,684,953	14,719,548	(1,171,272)
NET ASSETS
Beginning of period/year	—	24,399,119	25,570,391
End of period/year	$60,684,953	$39,118,667	$24,399,119
Accumulated net investment loss	$(3,141)	$(274,690)	$(138,070)
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	432,067	—	—
Investor Shares	5,649,353	3,501,848	—
Advisor Shares	—	56,167	426,035
Reinvestment of distributions:
Institutional Shares	—	—	—
Investor Shares	610	1,063	—
Advisor Shares	—	1,257	1,553
Redemption of shares:
Institutional Shares	—	—	—
Investor Shares	(45,824)	(13,502)	—
Advisor Shares	—	(2,079,374)	(638,450)
Increase (Decrease) from Capital Share Transactions	6,036,206	1,467,459	(210,862)

*	Commenced operations on October 30, 2014. The information presented is for the period from October 30, 2014 to December 31, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	MARYLAND BOND FUND		TAX EXEMPT BOND FUND
	Six Months Ended		Six Months Ended
	December 31,	Year Ended	December 31,	Year Ended
	2014	June 30,	2014	June 30,
	(Unaudited)	2014	(Unaudited)	2014
OPERATIONS
Net investment income	$1,783,077	$4,437,861	$1,913,119	$3,305,444
Net realized gains (losses)	959,202	341,254	122,055	(463,496)
Net change in unrealized appreciation (depreciation)	(593,344)	1,397,876	1,127,830	4,078,241
Increase in Net Assets from Operations	2,148,935	6,176,991	3,163,004	6,920,189
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(1,783,669)	(4,437,861)	(1,913,119)	(3,305,444)
Net realized gain:
Investor Shares	(1,040,851)	(1,707,914)	—	(27,107)
Total Distributions to Shareholders	(2,824,520)	(6,145,775)	(1,913,119)	(3,332,551)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	30,252,911	134,290,934	61,443,386	225,415,569
Reinvestment of distributions:
Investor Shares	834,526	1,556,130	401,397	557,364
Redemption of shares:
Investor Shares	(24,603,977)	(182,327,223)	(43,676,809)	(186,274,382)
Increase (Decrease) from Capital Share Transactions	6,483,460	(46,480,159)	18,167,974	39,698,551
Increase (Decrease) in Net Assets	5,807,875	(46,448,943)	19,417,859	43,286,189
NET ASSETS
Beginning of year	205,717,393	252,166,336	205,177,473	161,891,284
End of year	$211,525,268	$205,717,393	$224,595,332	$205,177,473
Undistributed (Accumulated) net investment income (loss)	$(564)	$28	$(123)	$(123)
SHARE TRANSACTIONS
Sale of shares:
Investor Shares	2,803,692	12,545,458	6,118,803	22,962,219
Reinvestment of distributions:
Investor Shares	77,471	145,627	39,958	56,344
Redemption of shares:
Investor Shares	(2,279,241)	(17,015,043)	(4,349,855)	(19,017,976)
Increase (Decrease) from Capital Share Transactions	601,922	(4,323,958)	1,808,906	4,000,587

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

			BROWN ADVISORY –
	BROWN ADVISORY		WMC STRATEGIC
	MORTGAGE SECURITIES FUND		EUROPEAN EQUITY FUND
	Six Months Ended		Six Months Ended
	December 31,	Period Ended	December 31,	Period Ended
	2014	June 30,	2014	June 30,
	(Unaudited)	2014*	(Unaudited)	2014**
OPERATIONS
Net investment income (loss)	$2,874,912	$1,578,439	$(119,167)	$2,146,513
Net realized gains (losses)	1,160,926	920,861	(9,219,675)	(347,221)
Net change in unrealized appreciation (depreciation)	(1,053,956)	1,546,150	(8,363,269)	7,046,292
Increase (Decrease) in Net Assets from Operations	2,981,882	4,045,450	(17,702,111)	8,845,584
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(2,458,906)	(322,103)	(2,028,154)	—
Investor Shares	(683,409)	(1,381,608)	(161,265)	—
Advisor Shares	—	—	(3,195)	—
Net realized gain:
Institutional Shares	(1,220,433)	—	—	—
Investor Shares	(354,459)	—	—	—
Advisor Shares	—	—	—	—
Total Distributions to Shareholders	(4,717,207)	(1,703,711)	(2,192,614)	—
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	53,420,749	133,244,915	51,656,780	199,664,123
Investor Shares	7,240,401	200,853,490	3,622,719	17,731,422
Advisor Shares	—	—	259,900	286,619
Reinvestment of distributions:
Institutional Shares	1,021,370	15,168	136,737	—
Investor Shares	522,732	362,917	131,427	—
Advisor Shares	—	—	2,681	—
Redemption of shares:
Institutional Shares	(23,380,054)	(1,880,000)	(53,386,761)	(5,104,407)
Investor Shares	(28,537,853)	(135,747,053)	(3,107,509)	(501,971)
Advisor Shares	—	—	(91,834)	(55,235)
Redemption fees:
Institutional Shares	—	—	—	—
Investor Shares	—	—	—	—
Advisor Shares	—	—	49	—
Increase (Decrease) from Capital Share Transactions	10,287,345	196,849,437	(775,811)	212,020,551
Increase (Decrease) in Net Assets	8,552,020	199,191,176	(20,670,536)	220,866,135
NET ASSETS
Beginning of period	199,191,176	—	220,866,135	—
End of period	$207,743,196	$199,191,176	$200,195,599	$220,866,135
Undistributed (Accumulated) net investment income (loss)	$(218,714)	$48,689	$(165,245)	$2,146,536
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	5,273,268	13,118,411	5,224,782	19,876,042
Investor Shares	715,169	20,017,629	366,197	1,773,327
Advisor Shares	—	—	25,838	28,371
Reinvestment of distributions:
Institutional Shares	101,607	1,493	14,053	—
Investor Shares	51,931	35,819	13,521	—
Advisor Shares	—	—	276	—
Redemption of shares:
Institutional Shares	(2,301,436)	(185,167)	(5,575,210)	(503,631)
Investor Shares	(2,812,878)	(13,381,826)	(320,226)	(49,539)
Advisor Shares	—	—	(9,134)	(5,398)
Increase (Decrease) from Capital Share Transactions	1,027,661	19,606,359	(259,903)	21,119,172

*	Commenced operations on December 26, 2013. The information presented is for the period from December 26, 2013 to June 30, 2014.
**	Commenced operations on October 21, 2013. The information presented is for the period from October 21, 2013 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

					BROWN
					ADVISORY
					EMERGING
	BROWN ADVISORY –		BROWN ADVISORY –		MARKETS
	WMC JAPAN ALPHA		SOMSERSET EMERGING		SMALL-CAP
	OPPORTUNITIES FUND		MARKETS FUND		FUND
	Six Months		Six Months
	Ended		Ended		Period Ended
	December 31,	Period Ended	December 31,	Year Ended	December 31,
	2014	June 30,	2014	June 30,	2014**
	(Unaudited)	2014*	(Unaudited)	2014	(Unaudited)
OPERATIONS
Net investment income (loss)	$1,267,256	$4,466,253	$573,960	$3,341,554	$(36,768)
Net realized gains (losses)	198,271,191	(7,534,618)	298,340	(7,237,279)	(5,951)
Net change in unrealized appreciation (depreciation)	(103,595,770)	64,369,159	(15,595,691)	19,128,390	(1,374,919)
Increase (Decrease) in Net Assets from Operations	95,942,677	61,300,794	(14,723,391)	15,232,665	(1,417,638)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(56,510,560)	—	(3,242,870)	(1,597,073)	—
Investor Shares	(515,706)	—	(540,676)	(155,756)	—
Advisor Shares	(5,171)	—	(6,119)	(8,284)	—
Net realized gain:
Institutional Shares	(7,825,633)	—	—	—	—
Investor Shares	(72,262)	—	—	—	—
Advisor Shares	(749)	—	—	—	—
Total Distributions to Shareholders	(64,930,081)	—	(3,789,665)	(1,761,113)	—
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	142,493,737	1,031,575,751	48,771,047	87,865,122	64,566,104
Investor Shares	6,717,113	4,455,791	20,231,590	12,800,049	2,808,291
Advisor Shares	56,464	54,786	44,500	92,326	—
Reinvestment of distributions:
Institutional Shares	2,070,113	—	490,258	117,284	—
Investor Shares	586,590	—	429,370	111,069	—
Advisor Shares	5,920	—	6,120	8,284	—
Redemption of shares:
Institutional Shares	(56,692,471)	(12,008,108)	(20,363,738)	(28,796,591)	(1,083,093)
Investor Shares	(452,167)	(80,811)	(3,502,348)	(1,766,244)	—
Advisor Shares	(4,253)	—	(16,295)	(601,984)	—
Redemption fees:
Institutional Shares	—	—	—	—	46
Investor Shares	—	—	—	—	—
Advisor Shares	—	—	—	—	—
Increase from Capital Share Transactions	94,781,046	1,023,997,409	46,090,504	69,829,315	66,291,348
Increase in Net Assets	125,793,642	1,085,298,203	27,577,448	83,300,867	64,873,710
NET ASSETS
Beginning of year/period	1,085,298,203	—	218,499,763	135,198,896	—
End of year/period	$1,211,091,845	$1,085,298,203	$246,077,211	$218,499,763	$64,873,710
Undistributed (Accumulated) net investment income (loss)	$(56,577,597)	$(813,416)	$(905,362)	$2,310,343	$(36,768)

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

					BROWN
					ADVISORY
					EMERGING
	BROWN ADVISORY –		BROWN ADVISORY –		MARKETS
	WMC JAPAN ALPHA		SOMSERSET EMERGING		SMALL-CAP
	OPPORUTNITIES FUND		MARKETS FUND		FUND
	Six Months		Six Months
	Ended		Ended		Period Ended
	December 31,	Period Ended	December 31,	Year Ended	December 31,
	2014	June 30,	2014	June 30,	2014**
	(Unaudited)	2014*	(Unaudited)	2014	(Unaudited)
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	13,335,036	104,178,148	4,863,597	9,071,496	6,462,979
Investor Shares	630,973	438,918	2,018,944	1,323,455	282,435
Advisor Shares	5,280	5,619	4,526	9,530	—
Reinvestment of distributions:
Institutional Shares	188,021	—	51,770	12,230	—
Investor Shares	53,278	—	45,388	11,594	—
Advisor Shares	538	—	648	865	—
Redemption of shares:
Institutional Shares	(5,262,149)	(1,205,595)	(2,087,929)	(3,005,651)	(107,739)
Investor Shares	(40,725)	(7,913)	(360,566)	(185,281)	—
Advisor Shares	(379)	—	(1,628)	(62,273)	—
Increase from Capital Share Transactions	8,909,873	103,409,177	4,534,750	7,175,965	6,637,675

*	Commenced operations on March 4, 2014. The information presented is for the period from March 4, 2014 to June 30, 2014.
**	Commenced operations on November 21, 2014. The information presented is for the period from November 21, 2014 to December 31, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY GROWTH EQUITY FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2014		June 30,	June 30,
	(Unaudited)		2014	2013(f)
Net Asset Value, Beginning of Year / Period	$19.10		$16.22	$14.58

Net Investment Income(a)	—		—	0.01
Net Realized And Unrealized Gains	0.90		2.99	1.66
Total from Investment Operations	$0.90		$2.99	$1.67

Distributions:
from Net Investment Income	—		—	(0.03)
from Net Realized Gains	(0.61)		(0.11)	—
Total Distributions to Shareholders	$(0.61)		$(0.11)	$(0.03)

Redemption fees(a)	—		— (e)	—	(e)

Net Asset Value, End of Year / Period	$19.39		$19.10	$16.22

Total Return	4.66	%(b)	18.46%	11.49	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$252,850		$233,627	$116,575

Ratios to Average Net Assets:
Net Investment Income	0.04	%(c)	0.03%	0.30	%(c)
Net Expenses	0.72	%(c)	0.74%	0.78	%(c)
Gross Expenses(d)	0.72	%(c)	0.74%	0.78	%(c)
Portfolio Turnover Rate	9	%(b)	25%	40%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on October 19, 2012. The information presented is for the period from October 19, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY GROWTH EQUITY FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2014		June 30,	June 30,	June 30,	June 30,	June 30,		May 31,
	(Unaudited)		2014	2013	2012	2011	2010(f)		2010
Net Asset Value, Beginning of Year / Period	$19.07		$16.21	$13.80	$13.63	$9.99	$10.39		$7.83

Net Investment Income (Loss)(a)	(0.01)		(0.02)	0.03	(0.05)	(0.04)	(0.01)		(0.06)
Net Realized And Unrealized Gains (Losses)	0.88		2.99	2.41	0.22	3.68	(0.39)		2.62
Total from Investment Operations	$0.87		$2.97	$2.44	$0.17	$3.64	$(0.40)		$2.56

Distributions:
from Net Investment Income	—		—	(0.03)	—	—	—		—
from Net Realized Gains	(0.61)		(0.11)	—	—	—	—		—
Total Distributions to Shareholders	$(0.61)		$(0.11)	$(0.03)	$—	$—	$—		$—

Redemption fees(a)	—		— (e)	— (e)	— (e)	— (e)	—	(e)	— (e)

Net Asset Value, End of Year / Period	$19.33		$19.07	$16.21	$13.80	$13.63	$9.99		$10.39

Total Return	4.51	%(b)	18.35%	17.67%	1.25%	36.44%	(3.85	)%(b)	32.69%

Net Assets at End of
Year / Period (000’s Omitted)	$2,264,879		$2,497,036	$1,653,389	$954,560	$463,228	$96,889		$97,136

Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.11	)%(c)	(0.12)%	0.17%	(0.35)%	(0.29)%	(0.76	)%(c)	(0.56)%
Net Expenses	0.87	%(c)	0.89%	0.91%	0.90%	0.94%	1.00	%(c)	1.10%
Gross Expenses(d)	0.87	%(c)	0.89%	0.91%	0.90%	0.94%	1.00	%(c)	1.10%
Portfolio Turnover Rate	9	%(b)	25%	40%	58%	30%	1	%(b)	34%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY GROWTH EQUITY FUND

ADVISOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2014		June 30,	June 30,	June 30,	June 30,	June 30,		May 31,
	(Unaudited)		2014	2013	2012	2011	2010(g)		2010
Net Asset Value, Beginning of Year / Period	$18.51		$15.78	$13.45	$13.31	$9.80	$10.20		$7.72

Net Investment Loss(a)	(0.03)		(0.07)	(0.01)	(0.07)	(0.09)	(0.01)		(0.10)
Net Realized And Unrealized Gains (Losses)	0.86		2.91	2.35	0.21	3.60	(0.39)		2.58
Total from Investment Operations	$0.83		$2.84	$2.34	$0.14	$3.51	$(0.40)		$2.48

Distributions:
from Net Investment Income	—		—	(0.01)	—	—	—		—
from Net Realized Gains	(0.61)		(0.11)	—	—	—	—		—
Total Distributions to Shareholders	$(0.61)		$(0.11)	$(0.01)	$—	$—	$—		$—

Redemption fees(a)	—		— (f)	— (f)	— (f)	—	—		—

Net Asset Value, End of Year / Period	$18.73		$18.51	$15.78	$13.45	$13.31	$9.80		$10.20

Total Return(b)	4.43	%(c)	18.02%	17.43%	1.05%	35.82%	(3.92	)%(c)	32.12%

Net Assets at End of
Year / Period (000’s Omitted)	$48,035		$48,632	$21,478	$11,593	$5,698	$6,027		$6,287

Ratios to Average Net Assets:
Net Investment Loss	(0.36	)%(d)	(0.37)%	(0.07)%	(0.55)%	(0.74)%	(1.21	)%(d)	(1.02)%
Net Expenses	1.12	%(d)	1.14%	1.15%	1.10%	1.39%	1.45	%(d)	1.56%
Gross Expenses(e)	1.12	%(d)	1.14%	1.15%	1.10%	1.39%	1.45	%(d)	1.56%
Portfolio Turnover Rate	9	%(c)	25%	40%	58%	30%	1	%(c)	34%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Total return does not include the effects of sales charges which existed for Advisor Shares (then known as A Shares) for years / periods ended June 30, 2011 and earlier.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(f)	Less than $0.01 per share.
(g)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
*	Prior to July 1, 2011, Advisor Shares were known as A Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY VALUE EQUITY FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2014		June 30,	June 30,
	(Unaudited)		2014	2013(e)
Net Asset Value, Beginning of Year / Period	$18.75		$14.74	$13.05

Net Investment Income(a)	0.13		0.22	0.18
Net Realized And Unrealized Gains (Losses)	(0.68)		3.95	1.74
Total from Investment Operations	$(0.55)		$4.17	$1.92

Distributions:
from Net Investment Income	(0.28)		(0.16)	(0.23)
from Net Realized Gains	(0.54)		—	—
Total Distributions to Shareholders	$(0.82)		$(0.16)	$(0.23)

Redemption fees(a)	—		—	—

Net Asset Value, End of Year / Period	$17.38		$18.75	$14.74

Total Return	(2.98	)%(b)	28.41%	14.99	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$53		$15	$12

Ratios to Average Net Assets:
Net Investment Income	1.46	%(c)	1.31%	1.67	%(c)
Net Expenses	0.74	%(c)	0.77%	0.81	%(c)
Gross Expenses(d)	0.74	%(c)	0.77%	0.81	%(c)
Portfolio Turnover Rate	24	%(b)	37%	57%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on October 19, 2012. The information presented is for the period from October 19, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY VALUE EQUITY FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2014		June 30,	June 30,	June 30,	June 30,	June 30,		May 31,
	(Unaudited)		2014	2013	2012	2011	2010(f)		2010
Net Asset Value, Beginning of Year / Period	$18.75		$14.74	$12.30	$12.56	$9.69	$10.18		$8.34

Net Investment Income(a)	0.12		0.20	0.21	0.15	0.16	0.01		0.15
Net Realized And Unrealized Gains (Losses)	(0.69)		3.95	2.45	(0.33)	2.83	(0.47)		1.89
Total from Investment Operations	$(0.57)		$4.15	$2.66	$(0.18)	$2.99	$(0.46)		$2.04

Distributions:
from Net Investment Income	(0.25)		(0.14)	(0.22)	(0.08)	(0.12)	(0.03)		(0.20)
from Net Realized Gains	(0.54)		—	—	—	—	—		—
Total Distributions to Shareholders	$(0.79)		$(0.14)	$(0.22)	$(0.08)	$(0.12)	$(0.03)		$(0.20)

Payments by affiliates	—		—	—	—	—	—	(e)	—
Redemption fees(a)	—		— (e)	— (e)	—	— (e)	—		— (e)

Net Asset Value, End of Year / Period	$17.39		$18.75	$14.74	$12.30	$12.56	$9.69		$10.18

Total Return	(3.07	)%(b)	28.26%	21.91%	(1.35)%	30.90%	(4.47	)%(b)	24.52%

Net Assets at End of
Year / Period (000’s Omitted)	$219,929		$241,666	$160,800	$156,226	$177,918	$135,709		$147,337

Ratios to Average Net Assets:
Net Investment Income	1.31	%(c)	1.16%	1.54%	1.27%	1.34%	0.79	%(c)	1.51%
Net Expenses	0.89	%(c)	0.92%	0.94%	0.91%	0.93%	0.97	%(c)	1.03%
Gross Expenses(d)	0.89	%(c)	0.92%	0.94%	0.91%	0.93%	0.97	%(c)	1.03%
Portfolio Turnover Rate	24	%(b)	37%	57%	72%	64%	7	%(b)	62%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY VALUE EQUITY FUND

ADVISOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2014		June 30,	June 30,	June 30,	June 30,	June 30,		May 31,
	(Unaudited)		2014	2013	2012	2011	2010(g)		2010
Net Asset Value, Beginning of Year / Period	$18.85		$14.82	$12.36	$12.62	$9.74	$10.23		$8.37

Net Investment Income(a)	0.10		0.15	0.16	0.13	0.10	—		0.11
Net Realized And Unrealized Gains (Losses)	(0.70)		3.98	2.49	(0.32)	2.84	(0.47)		1.90
Total from Investment Operations	$(0.60)		$4.13	$2.65	$(0.19)	$2.94	$(0.47)		$2.01

Distributions:
from Net Investment Income	(0.20)		(0.10)	(0.19)	(0.07)	(0.06)	(0.02)		(0.15)
from Realized Gains	(0.54)		—	—	—	—	—		—
Total Distributions to Shareholders	$(0.74)		$(0.10)	$(0.19)	$(0.07)	$(0.06)	$(0.02)		$(0.15)

Payments by affiliates	—		—	—	—	—	—	(f)	—
Redemption fees(a)	—		—	—	—	—	—		—

Net Asset Value, End of Year / Period	$17.51		$18.85	$14.82	$12.36	$12.62	$9.74		$10.23

Total Return(b)	(3.22	)%(c)	27.90%	21.63%	(1.45)%	30.28%	(4.57	)%(c)	24.08%

Net Assets at End of
Year / Period (000’s Omitted)	$1,455		$1,635	$1,615	$2,201	$2,996	$4,868		$5,196

Ratios to Average Net Assets:
Net Investment Income	1.06	%(d)	0.91%	1.31%	1.07%	0.89%	0.34	%(d)	1.05%
Net Expenses	1.14	%(d)	1.17%	1.17%	1.11%	1.38%	1.42	%(d)	1.49%
Gross Expenses(e)	1.14	%(d)	1.17%	1.17%	1.11%	1.38%	1.42	%(d)	1.49%
Portfolio Turnover Rate	24	%(c)	37%	57%	72%	64%	7	%(c)	62%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Total return does not include the effects of sales charges which existed for Advisor Shares (then known as A Shares) for years / periods ended June 30, 2011 and earlier.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(f)	Less than $0.01 per share.
(g)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
*	Prior to July 1, 2011, Advisor Shares were known as A Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY FLEXIBLE EQUITY FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2014		June 30,	June 30,
	(Unaudited)		2014	2013(e)
Net Asset Value, Beginning of Year / Period	$14.81		$12.28	$10.46

Net Investment Income(a)	0.06		0.09	0.06
Net Realized And Unrealized Gains	1.21		2.49	1.82
Total from Investment Operations	$1.27		$2.58	$1.88

Distributions:
from Net Investment Income	(0.09)		(0.05)	(0.06)
Total Distributions to Shareholders	$(0.09)		$(0.05)	$(0.06)

Redemption fees(a)	—		—	—

Net Asset Value, End of Year / Period	$15.99		$14.81	$12.28

Total Return	8.57	%(b)	21.06%	18.07	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$119		$3,126	$12

Ratios to Average Net Assets:
Net Investment Income	0.75	%(c)	0.66%	0.65	%(c)
Net Expenses	0.76	%(c)	0.82%	1.00	%(c)
Gross Expenses(d)	0.76	%(c)	0.81%	0.88	%(c)
Portfolio Turnover Rate	4	%(b)	15%	12%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers or recoupments.
(e)	Commenced operations on October 19, 2012. The information presented is for the period from October 19, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY FLEXIBLE EQUITY FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2014		June 30,	June 30,	June 30,	June 30,	June 30,		May 31,
	(Unaudited)		2014	2013	2012	2011	2010(f)		2010
Net Asset Value, Beginning of Year / Period	$14.79		$12.28	$9.68	$9.16	$7.33	$7.62		$6.16

Net Investment Income(a)	0.05		0.07	0.05	0.05	0.02	—		0.05
Net Realized And Unrealized Gains (Losses)	1.20		2.48	2.60	0.50	1.83	(0.28)		1.45
Total from Investment Operations	$1.25		$2.55	$2.65	$0.55	$1.85	$(0.28)		$1.50

Distributions:
from Net Investment Income	(0.07)		(0.04)	(0.05)	(0.03)	(0.02)	(0.01)		(0.04)
from Return of Capital	—		—	—	—	— (e)	—		—
Total Distributions to Shareholders	$(0.07)		$(0.04)	$(0.05)	$(0.03)	$(0.02)	$(0.01)		$(0.04)

Redemption fees(a)	—		— (e)	—	—	— (e)	—		—

Net Asset Value, End of Year / Period	$15.97		$14.79	$12.28	$9.68	$9.16	$7.33		$7.62

Total Return	8.46	%(b)	20.78%	27.51%	5.98%	25.27%	(3.69	)%(b)	24.39%

Net Assets at End of
Year / Period (000’s Omitted)	$222,250		$162,615	$82,783	$37,477	$26,827	$18,108		$17,777

Ratios to Average Net Assets:
Net Investment Income	0.60	%(c)	0.51%	0.50%	0.52%	0.28%	0.38	%(c)	0.61%
Net Expenses	0.91	%(c)	0.97%	1.15%	1.15%	1.15%	1.15	%(c)	1.11%
Gross Expenses(d)	0.91	%(c)	0.96%	1.05%	1.18%	1.32%	1.48	%(c)	1.61%
Portfolio Turnover Rate	4	%(b)	15%	12%	19%	33%	1	%(b)	22%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers or recoupments.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY FLEXIBLE EQUITY FUND

ADVISOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2014		June 30,	June 30,	June 30,	June 30,	June 30,		May 31,
	(Unaudited)		2014	2013	2012	2011	2010(g)		2010
Net Asset Value, Beginning of Year / Period	$14.77		$12.28	$9.68	$9.17	$7.33	$7.62		$6.17

Net Investment Income(a)	0.03		0.04	0.02	0.03	0.01	—		0.02
Net Realized And Unrealized Gains (Losses)	1.20		2.48	2.61	0.49	1.84	(0.29)		1.45
Total from Investment Operations	$1.23		$2.52	$2.63	$0.52	$1.85	$(0.29)		$1.47

Distributions:
from Net Investment Income	(0.02)		(0.03)	(0.03)	(0.01)	(0.01)	—	(f)	(0.02)
from Return of Capital	—		—	—	—	— (f)	—		—
Total Distributions to Shareholders	$(0.02)		$(0.03)	$(0.03)	$(0.01)	$(0.01)	$—	(f)	$(0.02)

Redemption fees(a)	—		—	—	—	— (f)	—		—

Net Asset Value, End of Year / Period	$15.98		$14.77	$12.28	$9.68	$9.17	$7.33		$7.62

Total Return(b)	8.36	%(c)	20.52%	27.25%	5.73%	25.18%	(3.75	)%(c)	23.88%

Net Assets at End of
Year / Period (000’s Omitted)	$13,364		$14,831	$6,115	$1,079	$1,259	$955		$992

Ratios to Average Net Assets:
Net Investment Income	0.35	%(d)	0.26%	0.30%	0.32%	0.08%	0.18	%(d)	0.37%
Net Expenses	1.16	%(d)	1.22%	1.35%	1.35%	1.35%	1.35	%(d)	1.35%
Gross Expenses(e)	1.16	%(d)	1.21%	1.30%	1.38%	1.53%	1.68	%(d)	1.85%
Portfolio Turnover Rate	4	%(c)	15%	12%	19%	33%	1	%(c)	22%
(a)	Calculated based on average shares outstanding during the year / period.
(b)	Total return does not include the effects of sales charges which existed for Advisor Shares (then known as A Shares) for years / periods ended June 30, 2011 and earlier.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers or recoupments.
(f)	Less than $0.01 per share.
(g)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
*	Prior to July 1, 2011, Advisor Shares were known as A Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY EQUITY INCOME FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2014		June 30,	June 30,
	(Unaudited)		2014	2013(e)
Net Asset Value, Beginning of Year / Period	$13.70		$12.16	$11.07

Net Investment Income(a)	0.16		0.29	0.21
Net Realized And Unrealized Gains	0.37		1.99	1.19
Total from Investment Operations	$0.53		$2.28	$1.40

Distributions:
from Net Investment Income	(0.16)		(0.29)	(0.23)
from Net Realized Gains	(0.63)		(0.45)	(0.08)
Total Distributions to Shareholders	$(0.79)		$(0.74)	$(0.31)

Redemption fees(a)	—		—	—

Net Asset Value, End of Year / Period	$13.44		$13.70	$12.16

Total Return	3.84	%(b)	19.30%	12.88	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$18,361		$17,663	$11

Ratios to Average Net Assets:
Net Investment Income	2.31	%(c)	2.23%	2.53	%(c)
Net Expenses	0.75	%(c)	0.77%	0.80	%(c)
Gross Expenses(d)	0.75	%(c)	0.77%	0.80	%(c)
Portfolio Turnover Rate	10	%(b)	32%	21%

(a)	Calculated based on average shares outstanding during the year / period.
(b	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on October 19, 2012. The information presented is for the period from October 19, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY EQUITY INCOME FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2014		June 30,	June 30,	June 30,
	(Unaudited)		2014	2013	2012(f)
Net Asset Value, Beginning of Year / Period	$13.69		$12.16	$10.49	$10.00

Net Investment Income(a)	0.15		0.27	0.27	0.15
Net Realized And Unrealized Gains	0.37		1.98	1.76	0.46
Total from Investment Operations	$0.52		$2.25	$2.03	$0.61

Distributions:
from Net Investment Income	(0.14)		(0.27)	(0.28)	(0.12)
from Net Realized Gains	(0.63)		(0.45)	(0.08)	—
Total Distributions to Shareholders	$(0.77)		$(0.72)	$(0.36)	$(0.12)

Redemption fees(a)	—		—	— (e)	—	(e)

Net Asset Value, End of Year / Period	$13.44		$13.69	$12.16	$10.49

Total Return	3.84	%(b)	19.04%	19.62%	6.11	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$185,923		$180,372	$173,599	$106,075

Ratios to Average Net Assets:
Net Investment Income	2.16	%(c)	2.08%	2.37%	2.82	%(c)
Net Expenses	0.90	%(c)	0.92%	0.96%	0.99	%(c)
Gross Expenses(d)	0.90	%(c)	0.92%	0.96%	0.99	%(c)
Portfolio Turnover Rate	10	%(b)	32%	21%	14	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on December 29, 2011. The information presented is for the period from December 29, 2011 to June 30, 2012.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY EQUITY INCOME FUND

ADVISOR SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2014		June 30,	June 30,	June 30,
	(Unaudited)		2014	2013	2012(f)
Net Asset Value, Beginning of Year / Period	$13.67		$12.14	$10.48	$10.00

Net Investment Income(a)	0.13		0.24	0.25	0.14
Net Realized And Unrealized Gains	0.38		1.98	1.75	0.46
Total from Investment Operations	$0.51		$2.22	$2.00	$0.60

Distributions:
from Net Investment Income	(0.13)		(0.24)	(0.26)	(0.12)
from Net Realized Gains	(0.63)		(0.45)	(0.08)	—
Total Distributions to Shareholders	$(0.76)		$(0.69)	$(0.34)	$(0.12)

Redemption fees(a)	—		—	—	—	(e)

Net Asset Value, End of Year / Period	$13.42		$13.67	$12.14	$10.48

Total Return	3.71	%(b)	18.79%	19.33%	5.95	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$3,243		$3,298	$2,346	$636

Ratios to Average Net Assets:
Net Investment Income	1.91	%(c)	1.83%	2.13%	2.60	%(c)
Net Expenses	1.15	%(c)	1.17%	1.20%	1.19	%(c)
Gross Expenses(d)	1.15	%(c)	1.17%	1.20%	1.19	%(c)
Portfolio Turnover Rate	10	%(b)	32%	21%	14	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on December 29, 2011. The information presented is for the period from December 29, 2011 to June 30, 2012.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY SUSTAINABLE GROWTH FUND*

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Year Ended:
	2014		June 30,	June 30,
	(Unaudited)		2014	2013
Net Asset Value, Beginning of Year / Period	$14.11		$11.64	$10.00

Net Investment Income (Loss)(a)	(0.01)		—	—
Net Realized And Unrealized Gains	0.82		2.61	1.65
Total from Investment Operations	$0.81		$2.61	$1.65

Distributions:
from Net Realized Gains	(0.31)		(0.14)	(0.01)
Total Distributions to Shareholders	$(0.31)		$(0.14)	$(0.01)

Redemption fees(a)	—		—	—

Net Asset Value, End of Year / Period	$14.61		$14.11	$11.64

Total Return	5.69	%(b)	22.51%	16.47%

Net Assets at End of Year / Period (000’s Omitted)	$31,842		$30,374	$32,045

Ratios to Average Net Assets:
Net Investment Income	(0.09	)%(c)	(0.01)%	0.03%
Net Expenses	0.75	%(c)	0.77%	0.86%
Gross Expenses(d)	0.75	%(c)	0.77%	0.86%
Portfolio Turnover Rate	22	%(b)	30%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
*
Commenced operations on June 29, 2012.  No financial highlights are presented for the period from June 29, 2012 to June 30, 2012, as the Fund did not make any investments, earn any income or incur any expenses during the year.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY SUSTAINABLE GROWTH FUND*

INVESTOR SHARES
	Six Months
	Ended
	December 31,		Year Ended:
	2014		June 30,	June 30,
	(Unaudited)		2014	2013
Net Asset Value, Beginning of Year / Period	$14.06		$11.62	$10.00

Net Investment Loss(a)	(0.02)		(0.02)	(0.01)
Net Realized And Unrealized Gains	0.82		2.60	1.64
Total from Investment Operations	$0.80		$2.58	$1.63

Distributions:
from Net Realized Gains	(0.31)		(0.14)	(0.01)
Total Distributions to Shareholders	$(0.31)		$(0.14)	$(0.01)

Redemption fees(a)	—		—	—

Net Asset Value, End of Year / Period	$14.55		$14.06	$11.62

Total Return	5.64	%(b)	22.29%	16.27%

Net Assets at End of
Year / Period (000’s Omitted)	$47,142		$46,823	$24,028

Ratios to Average Net Assets:
Net Investment Loss	(0.24	)%(c)	(0.16)%	(0.12)%
Net Expenses	0.90	%(c)	0.92%	1.01%
Gross Expenses(d)	0.90	%(c)	0.92%	1.01%
Portfolio Turnover Rate	22	%(b)	30%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
*
Commenced operations on June 29, 2012.  No financial highlights are presented for the period from June 29, 2012 to June 30, 2012, as the Fund did not make any investments, earn any income or incur any expenses during the year.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY SUSTAINABLE GROWTH FUND*

ADVISOR SHARES
	Six Months
	Ended
	December 31,		Year Ended:
	2014		June 30,	June 30,
	(Unaudited)		2014	2013
Net Asset Value, Beginning of Year / Period	$14.00		$11.60	$10.00

Net Investment Loss(a)	(0.03)		(0.05)	(0.04)
Net Realized And Unrealized Gains	0.80		2.59	1.65
Total from Investment Operations	$0.77		$2.54	$1.61

Distributions:
from Net Realized Gains	(0.31)		(0.14)	(0.01)
Total Distributions to Shareholders	$(0.31)		$(0.14)	$(0.01)

Redemption fees(a)	—		— (e)	— (e)

Net Asset Value, End of Year / Period	$14.46		$14.00	$11.60

Total Return	5.45	%(b)	21.99%	16.07%

Net Assets at End of Year / Period (000’s Omitted)	$129,079		$132,846	$124,256

Ratios to Average Net Assets:
Net Investment Loss	(0.49	)%(c)	(0.41)%	(0.37)%
Net Expenses	1.15	%(c)	1.17%	1.26%
Gross Expenses(d)	1.15	%(c)	1.17%	1.26%
Portfolio Turnover Rate	22	%(b)	30%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
*
Commenced operations on June 29, 2012.  No financial highlights are presented for the period from June 29, 2012 to June 30, 2012, as the Fund did not make any investments, earn any income or incur any expenses during the period.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY SMALL-CAP GROWTH FUND

INSTITUTIONAL SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2014		June 30,	June 30,	June 30,	June 30,	June 30,		May 31,
	(Unaudited)		2014	2013	2012	2011	2010(e)		2010
Net Asset Value, Beginning of Year / Period	$35.85		$31.67	$28.36	$29.56	$20.75	$21.67		$16.64

Net Investment Loss(a)	(0.10)		(0.22)	(0.07)	(0.21)	(0.21)	(0.02)		(0.23)
Net Realized And Unrealized Gains (Losses)	1.29		6.08	6.07	(0.72)	9.02	(0.90)		5.26
Total from Investment Operations	$1.19		$5.86	$6.00	$(0.93)	$8.81	$(0.92)		$5.03

Distributions:
from Net Realized Gains	(4.21)		(1.68)	(2.69)	(0.27)	—	—		—
Total Distributions to Shareholders	$(4.21)		$(1.68)	$(2.69)	$(0.27)	$—	$—		$—

Redemption fees(a)	—		—	—	—	—	—		—

Net Asset Value, End of Year / Period	$32.83		$35.85	$31.67	$28.36	$29.56	$20.75		$21.67

Total Return	3.29	%(b)	18.59%	22.84%	(3.08)%	42.46%	(4.25	)%(b)	30.23%

Net Assets at End of
Year / Period (000’s Omitted)	$8,501		$8,497	$7,347	$6,944	$8,732	$7,065		$7,400

Ratios to Average Net Assets:
Net Investment Loss	(0.54	)%(c)	(0.63)%	(0.24)%	(0.77)%	(0.80)%	(0.92	)%(c)	(1.12)%
Net Expenses	0.99	%(c)	1.01%	1.05%	1.11%	1.13%	1.17	%(c)	1.49%
Gross Expenses(d)	0.99	%(c)	1.01%	1.05%	1.11%	1.13%	1.17	%(c)	1.49%
Portfolio Turnover Rate	12	%(b)	19%	48%	66%	61%	7	%(b)	71%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
*	Prior to October 19, 2012, Institutional Shares were known as D Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY SMALL-CAP GROWTH FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2014		June 30,	June 30,	June 30,	June 30,	June 30,		May 31,
	(Unaudited)		2014	2013	2012	2011	2010(f)		2010
Net Asset Value, Beginning of Year / Period	$18.04		$15.96	$14.31	$15.07	$10.58	$11.06		$8.47

Net Investment Loss(a)	(0.06)		(0.14)	(0.05)	(0.11)	(0.11)	(0.01)		(0.10)
Net Realized And Unrealized Gains (Losses)	0.65		3.07	3.06	(0.38)	4.60	(0.47)		2.69
Total from Investment Operations	$0.59		$2.93	$3.01	$(0.49)	$4.49	$(0.48)		$2.59

Distributions:
from Net Realized Gains	(2.12)		(0.85)	(1.36)	(0.27)	—	—		—
Total Distributions to Shareholders	$(2.12)		$(0.85)	$(1.36)	$(0.27)	$—	$—		$—

Redemption fees(a)	—		— (e)	— (e)	— (e)	—	—	(e)	— (e)

Net Asset Value, End of Year / Period	$16.51		$18.04	$15.96	$14.31	$15.07	$10.58		$11.06

Total Return	3.23	%(b)	18.42%	22.68%	(3.12)%	42.44%	(4.34	)%(b)	30.58%

Net Assets at End of
Year / Period (000’s Omitted)	$252,193		$285,287	$281,027	$215,311	$208,222	$139,647		$145,293

Ratios to Average Net Assets:
Net Investment Loss	(0.69	)%(c)	(0.78)%	(0.36)%	(0.82)%	(0.85)%	(0.97	)%(c)	(0.95)%
Net Expenses	1.14	%(c)	1.16%	1.17%	1.16%	1.18%	1.22	%(c)	1.32%
Gross Expenses(d)	1.14	%(c)	1.16%	1.17%	1.16%	1.18%	1.22	%(c)	1.32%
Portfolio Turnover Rate	12	%(b)	19%	48%	66%	61%	7	%(b)	71%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY SMALL-CAP GROWTH FUND

ADVISOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2014		June 30,	June 30,	June 30,	June 30,	June 30,		May 31,
	(Unaudited)		2014	2013	2012	2011	2010(g)		2010
Net Asset Value, Beginning of Year / Period	$17.39		$15.43	$13.86	$14.65	$10.34	$10.80		$8.32

Net Investment Loss(a)	(0.08)		(0.18)	(0.09)	(0.14)	(0.18)	(0.01)		(0.14)
Net Realized And Unrealized Gains (Losses)	0.63		2.96	2.97	(0.38)	4.49	(0.45)		2.62
Total from Investment Operations	$0.55		$2.78	$2.88	$(0.52)	$4.31	$(0.46)		$2.48

Distributions:
from Net Realized Gains	(2.04)		(0.82)	(1.31)	(0.27)	—	—		—
Total Distributions to Shareholders	$(2.04)		$(0.82)	$(1.31)	$(0.27)	$—	$—		$—

Redemption fees(a)	—		—	—	— (f)	—	—		—

Net Asset Value, End of Year / Period	$15.90		$17.39	$15.43	$13.86	$14.65	$10.34		$10.80

Total Return(b)	3.13	%(c)	18.07%	22.45%	(3.41)%	41.68%	(4.26	)%(c)	29.81%

Net Assets at End of
Year / Period (000’s Omitted)	$5,845		$7,300	$5,493	$2,875	$3,110	$4,075		$4,254

Ratios to Average Net Assets:
Net Investment Loss	(0.94	)%(d)	(1.03)%	(0.60)%	(1.07)%	(1.36)%	(1.42	)%(d)	(1.41)%
Net Expenses	1.39	%(d)	1.41%	1.41%	1.41%	1.69%	1.67	%(d)	1.78%
Gross Expenses(e)	1.39	%(d)	1.41%	1.41%	1.41%	1.69%	1.67	%(d)	1.78%
Portfolio Turnover Rate	12	%(c)	19%	48%	66%	61%	7	%(c)	71%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Total return does not include the effects of sales charges which existed for Advisor Shares (then known as A Shares) for years / periods ended June 30, 2011 and earlier.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(f)	Less than $0.01 per share.
(g)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
*	Prior to July 1, 2011, Advisor Shares were known as A Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2014		June 30,	June 30,
	(Unaudited)		2014	2013(e)
Net Asset Value, Beginning of Year / Period	$23.96		$20.06	$16.77

Net Investment Income(a)	0.05		0.12	0.06
Net Realized And Unrealized Gains	0.90		4.91	3.30
Total from Investment Operations	$0.95		$5.03	$3.36

Distributions:
from Net Investment Income	(0.14)		(0.19)	(0.07)
from Net Realized Gains	(1.17)		(0.94)	—
Total Distributions to Shareholders	$(1.31)		$(1.13)	$(0.07)

Redemption fees(a)	—		—	—

Net Asset Value, End of Year / Period	$23.60		$23.96	$20.06

Total Return	3.99	%(b)	25.37%	20.13	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$34,340		$19,515	$1,061

Ratios to Average Net Assets:
Net Investment Income	0.43	%(c)	0.51%	1.14	%(c)
Net Expenses	0.98	%(c)	1.00%	1.05	%(c)
Gross Expenses(d)	0.98	%(c)	1.00%	1.05	%(c)
Portfolio Turnover Rate	13	%(b)	30%	34%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on October 19, 2012. The information presented is for the period from October 19, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2014		June 30,	June 30,	June 30,	June 30,	June 30,		May 31,
	(Unaudited)		2014	2013	2012	2011	2010(f)		2010
Net Asset Value, Beginning of Year / Period	$23.94		$20.06	$15.65	$16.89	$11.92	$13.03		$10.48

Net Investment Income (Loss)(a)	0.03		0.08	0.18	0.10	0.11	0.01		(0.02)
Net Realized And Unrealized Gains (Losses)	0.91		4.90	4.29	(0.51)	5.54	(1.12)		2.80
Total from Investment Operations	$0.94		$4.98	$4.47	$(0.41)	$5.65	$(1.11)		$2.78

Distributions:
from Net Investment Income	(0.11)		(0.16)	(0.06)	(0.12)	(0.08)	—		(0.05)
from Net Realized Gains	(1.17)		(0.94)	—	(0.71)	(0.60)	—		(0.18)
Total Distributions to Shareholders	$(1.28)		$(1.10)	$(0.06)	$(0.83)	$(0.68)	$—		$(0.23)

Redemption fees(a)	—		— (e)	— (e)	— (e)	— (e)	—		—

Net Asset Value, End of Year / Period	$23.60		$23.94	$20.06	$15.65	$16.89	$11.92		$13.03

Total Return	3.94	%(b)	25.13%	28.64%	(1.90)%	48.20%	(8.52	)%(b)	26.70%

Net Assets at End of
Year / Period (000’s Omitted)	$602,777		$567,799	$371,018	$194,719	$107,537	$37,207		$37,629

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.28	%(c)	0.36%	1.01%	0.64%	0.70%	0.91	%(c)	(0.14)%
Net Expenses	1.13	%(c)	1.15%	1.18%	1.19%	1.24%	1.36	%(c)	1.47%
Gross Expenses(d)	1.13	%(c)	1.15%	1.18%	1.19%	1.24%	1.36	%(c)	1.62%
Portfolio Turnover Rate	13	%(b)	30%	34%	36%	67%	2	%(b)	82%
(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND

ADVISOR SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2014		June 30,	June 30,	June 30,
	(Unaudited)		2014	2013	2012(f)
Net Asset Value, Beginning of Year / Period	$23.87		$20.01	$15.63	$16.39

Net Investment Income(a)	—		0.02	0.03	0.07
Net Realized And Unrealized Gains (Losses)	0.90		4.89	4.38	(0.01)
Total from Investment Operations	$0.90		$4.91	$4.41	$0.06

Distributions:
from Net Investment Income	(0.08)		(0.11)	(0.03)	(0.11)
from Net Realized Gains	(1.17)		(0.94)	—	(0.71)
Total Distributions to Shareholders	$(1.25)		$(1.05)	$(0.03)	$(0.82)

Redemption fees(a)	—		— (e)	—	—	(e)

Net Asset Value, End of Year / Period	$23.52		$23.87	$20.01	$15.63

Total Return	3.79	%(b)	24.83%	28.28%	0.90	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$38,561		$21,416	$15,764	$418

Ratios to Average Net Assets:
Net Investment Income	0.03	%(c)	0.11%	0.75%	0.44	%(c)
Net Expenses	1.38	%(c)	1.40%	1.44%	1.39	%(c)
Gross Expenses(d)	1.38	%(c)	1.40%	1.44%	1.39	%(c)
Portfolio Turnover Rate	13	%(b)	30%	34%	36%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Advisor Shares commenced operations July 28, 2011. The information presented is for the period from July 28, 2011 to June 30, 2012.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY OPPORTUNITY FUND

INVESTOR SHARES*
	Six Months
	Ended		Year / Period Ended:
	December 31,
	2014		June 30,	June 30,	June 30,	June 30,	June 30,		May 31,
	(Unaudited)		2014	2013	2012	2011	2010(e)		2010
Net Asset Value, Beginning of Year / Period	$22.99		$18.51	$14.97	$14.94	$11.03	$11.51		$9.40

Net Investment Loss(a)	(0.07)		(0.13)	(0.05)	(0.09)	(0.10)	(0.01)		(0.03)
Net Realized And Unrealized Gains (Losses)	1.00		4.61	3.59	0.12	4.01	(0.47)		2.14
Total from Investment Operations	$0.93		$4.48	$3.54	$0.03	$3.91	$(0.48)		$2.11

Redemption fees(a)	—		—	—	—	—	—		—

Net Asset Value, End of Year / Period	$23.92		$22.99	$18.51	$14.97	$14.94	$11.03		$11.51

Total Return	4.05	%(b)	24.20%	23.65%	0.20%	35.45%	(4.17	)%(b)	22.45%

Net Assets at End of
Year / Period (000’s Omitted)	$12,081		$11,681	$9,173	$8,487	$11,692	$13,498		$14,863

Ratios to Average Net Assets:
Net Investment Loss	(0.60	)%(c)	(0.63)%	(0.29)%	(0.59)%	(0.75)%	(0.84	)%(c)	(0.29)%
Net Expenses	1.50	%(c)	1.50%	1.50%	1.50%	1.50%	1.50	%(c)	1.50%
Gross Expenses(d)	1.51	%(c)	1.52%	1.72%	1.74%	1.78%	1.68	%(c)	1.75%
Portfolio Turnover Rate	27	%(b)	41%	54%	76%	65%	3	%(b)	97%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout the period.

BROWN ADVISORY MULTI-STRATEGY FUND

INSTITUTIONAL SHARES
	Period Ended
	December 31,
	2014(e)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.00

Net Investment Income(a)	0.06
Net Realized And Unrealized Gains	—
Total from Investment Operations	$0.06

Distributions:
from Net Investment Income	(0.05)
Total Distributions to Shareholders	(0.05)

Redemption fees(a)	—

Net Asset Value, End of Period	$10.01

Total Return	0.63	%(b)

Net Assets at End of Period (000’s Omitted)	$452

Ratios to Average Net Assets:
Net Investment Income	3.50	%(c)
Net Expenses	1.60	%(c)
Gross Expenses(d)	16.04	%(c)
Portfolio Turnover Rate	1	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on October 31, 2014. The information presented is for the period from October 31, 2014 to December 31, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY INTERMEDIATE INCOME FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2014		June 30,	June 30,	June 30,	June 30,	June 30,		May 31,
	(Unaudited)		2014	2013	2012	2011	2010(f)		2010
Net Asset Value, Beginning of Year / Period	$10.74		$10.85	$11.37	$11.28	$11.23	$11.13		$10.76

Net Investment Income(a)	0.10		0.17	0.19	0.24	0.31	0.03		0.38
Net Realized And Unrealized Gains (Losses)	(0.02)		0.12	(0.26)	0.36	0.11	0.10		0.38
Total from Investment Operations	$0.08		$0.29	$(0.07)	$0.60	$0.42	$0.13		$0.76

Distributions:
from Net Investment Income	(0.12)		(0.18)	(0.25)	(0.25)	(0.33)	(0.03)		(0.39)
from Net Realized Gains	—		(0.22)	(0.20)	(0.26)	(0.04)	—		—
Total Distributions to Shareholders	$(0.12)		$(0.40)	$(0.45)	$(0.51)	$(0.37)	$(0.03)		$(0.39)

Redemption fees(a)	—		— (e)	— (e)	— (e)	— (e)	—	(e)	— (e)

Net Asset Value, End of Year / Period	$10.70		$10.74	$10.85	$11.37	$11.28	$11.23		$11.13

Total Return	0.74	%(b)	2.66%	(0.72)%	5.42%	3.84%	1.20	%(b)	7.17%

Net Assets at End of
Year / Period (000’s Omitted)	$152,351		$207,371	$241,543	$292,556	$255,847	$280,537		$270,658

Ratios to Average Net Assets:
Net Investment Income	1.77	%(c)	1.54%	1.66%	2.15%	2.75%	3.23	%(c)	3.45%
Net Expenses	0.47	%(c)	0.52%	0.52%	0.50%	0.52%	0.53	%(c)	0.61%
Gross Expenses(d)	0.52	%(c)	0.52%	0.52%	0.50%	0.52%	0.53	%(c)	0.61%
Portfolio Turnover Rate	79	%(b)	162%	111%	75%	84%	6	%(b)	25%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY INTERMEDIATE INCOME FUND

ADVISOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2014		June 30,	June 30,	June 30,	June 30,	June 30,		May 31,
	(Unaudited)		2014	2013	2012	2011	2010(g)		2010
Net Asset Value, Beginning of Year / Period	$10.53		$10.65	$11.16	$11.08	$11.04	$10.95		$10.59

Net Investment Income(a)	0.08		0.14	0.16	0.22	0.28	0.03		0.35
Net Realized And Unrealized Gains (Losses)	(0.01)		0.11	(0.25)	0.35	0.11	0.09		0.38
Total from Investment Operations	$0.07		$0.25	$(0.09)	$0.57	$0.39	$0.12		$0.73

Distributions:
from Net Investment Income	(0.11)		(0.15)	(0.22)	(0.23)	(0.31)	(0.03)		(0.37)
from Net Realized Gains	—		(0.22)	(0.20)	(0.26)	(0.04)	—		—
Total Distributions to Shareholders	$(0.11)		$(0.37)	$(0.42)	$(0.49)	$(0.35)	$(0.03)		$(0.37)

Redemption fees(a)	—		—	—	— (f)	—	—		—

Net Asset Value, End of Year / Period	$10.49		$10.53	$10.65	$11.16	$11.08	$11.04		$10.95

Total Return(b)	0.63	%(c)	2.36%	(0.87)%	5.21%	3.60%	1.11	%(c)	6.98%

Net Assets at End of
Year / Period (000’s Omitted)	$10,171		$12,613	$16,149	$19,540	$22,647	$31,607		$31,415

Ratios to Average Net Assets:
Net Investment Income	1.52	%(d)	1.29%	1.43%	1.94%	2.54%	3.03	%(d)	3.24%
Net Expenses	0.72	%(d)	0.77%	0.75%	0.71%	0.72%	0.73	%(d)	0.82%
Gross Expenses(e)	0.77	%(d)	0.77%	0.75%	0.71%	0.72%	0.73	%(d)	0.82%
Portfolio Turnover Rate	79	%(c)	162%	111%	75%	84%	6	%(c)	25%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Total return does not include the effects of sales charges which existed for Advisor Shares (then known as A Shares) for years / periods ended June 30, 2011 and earlier.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(f)	Less than $0.01 per share.
(g)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
*	Prior to July 1, 2011, Advisor Shares were known as A Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout the period.

BROWN ADVISORY TOTAL RETURN FUND

INSTITUTIONAL SHARES
	Period Ended
	December 31,
	2014(e)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.00

Net Investment Income(a)	0.02
Net Realized And Unrealized Gains	0.04
Total from Investment Operations	$0.06

Distributions:
from Net Investment Income	(0.01)
Total Distributions to Shareholders	$(0.01)

Redemption fees(a)	—

Net Asset Value, End of Period	$10.05

Total Return	0.65	%(b)

Net Assets at End of Period (000’s Omitted)	$4,344

Ratios to Average Net Assets:
Net Investment Income	1.16	%(c)
Net Expenses	0.54	%(c)
Gross Expenses(d)	0.55	%(c)
Portfolio Turnover Rate	86	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on October 30, 2014. The information presented is for the period from October 30, 2014 to December 31, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout the period.

BROWN ADVISORY TOTAL RETURN FUND

INVESTOR SHARES
	Period Ended
	December 31,
	2014(e)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.00

Net Investment Income(a)	0.02
Net Realized And Unrealized Gains	0.04
Total from Investment Operations	$0.06

Distributions:
from Net Investment Income	(0.01)
Total Distributions to Shareholders	$(0.01)

Redemption fees(a)	—

Net Asset Value, End of Period	$10.05

Total Return	0.64	%(b)

Net Assets at End of Period (000’s Omitted)	$56,341

Ratios to Average Net Assets:
Net Investment Income	1.11	%(c)
Net Expenses	0.59	%(c)
Gross Expenses(d)	0.60	%(c)
Portfolio Turnover Rate	86	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on October 30, 2014. The information presented is for the period from October 30, 2014 to December 31, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout the period.

BROWN ADVISORY STRATEGIC BOND FUND

INVESTOR SHARES
	Period Ended
	December 31,
	2014(e)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.07

Net Investment Income(a)	0.01
Net Realized And Unrealized Gains (Losses)	—
Total from Investment Operations	$0.01

Distributions:
from Net Investment Income	(0.05)
Total Distributions to Shareholders	$(0.05)

Redemption fees(a)	—

Net Asset Value, End of Period	$10.03

Total Return	0.14	%(b)

Net Assets at End of Period (000’s Omitted)	$35,011

Ratios to Average Net Assets:
Net Investment Income	0.89	%(c)
Net Expenses	0.70	%(c)
Gross Expenses(d)	0.75	%(c)
Portfolio Turnover Rate	359	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized
(c)	Annualized
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)
Commenced operations on October 31, 2014.  The information presented, other than portfolio turnover, is for the period from October 31, 2014 to December 31, 2014.  Portfolio turnover is calculated at the fund level and is for the entire six months ended December 31, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout the year / period.

BROWN ADVISORY STRATEGIC BOND FUND

ADVISOR SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2014		June 30,	June 30,	June 30,
	(Unaudited)		2014	2013	2012(g)
Net Asset Value, Beginning of Year / Period	$10.04		$9.68	$9.68	$10.00

Net Investment Income (Loss)(a)	0.02		(0.01)	(0.09)	(0.04)
Net Realized And Unrealized Gains (Losses)	0.01		0.42	0.29	(0.27)
Total from Investment Operations	$0.03		$0.41	$0.20	$(0.31)

Distributions:
from Net Investment Income	(0.04)		(0.05)	(0.20)	(0.01)
Total Distributions to Shareholders	$(0.04)		$(0.05)	$(0.20)	$(0.01)

Redemption fees(a)	—		—	— (e)	—	(e)

Net Asset Value, End of Year / Period	$10.03		$10.04	$9.68	$9.68

Total Return	0.30	%(b)	4.22%	2.09%	(3.09	)%(b)

Net Assets at End of Year / Period (000’s Omitted)	$4,108		$24,399	$25,570	$29,541

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.35	%(c)	(0.07)%	(0.87)%	(0.56	)%(c)
Net Expenses	1.24	%(c)(f)	1.33%	1.40%	1.40	%(c)
Gross Expenses(d)	1.25	%(c)(f)	1.33%	1.40%	1.40	%(c)
Portfolio Turnover Rate	359	%(b)	1010%	992%	1290	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized
(c)	Annualized
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)
On October 31, 2014, the operating expense cap for this share class was lowered to 0.95%, the advisory fee ratio was lowered to 0.40%, and the service fees ratio was lowered to 0.05%. For the period from October 31, 2014 to December 31, 2014, the net and gross expense ratios were 0.95% and 1.00%, respectively.

(g)	Commenced operations on September 30, 2011. The information presented is for the period from September 30, 2011 to June 30, 2012.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY MARYLAND BOND FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2014		June 30,	June 30,	June 30,	June 30,	June 30,		May 31,
	(Unaudited)		2014	2013	2012	2011	2010(f)		2010
Net Asset Value, Beginning of Year / Period	$10.82		$10.81	$11.06	$10.85	$10.81	$10.81		$10.62

Net Investment Income(a)	0.09		0.21	0.21	0.25	0.25	0.02		0.25
Net Realized And Unrealized Gains (Losses)	0.01		0.10	(0.23)	0.26	0.04	—		0.19
Total from Investment Operations	$0.10		$0.31	$(0.02)	$0.51	$0.29	$0.02		$0.44

Distributions:
from Net Investment Income	(0.09)		(0.21)	(0.21)	(0.25)	(0.25)	(0.02)		(0.25)
from Net Realized Gains	(0.05)		(0.09)	(0.02)	(0.05)	—	—		—
Total Distributions to Shareholders	$(0.14)		$(0.30)	$(0.23)	$(0.30)	$(0.25)	$(0.02)		$(0.25)

Redemption fees(a)	—		—	— (e)	— (e)	—	—	(e)	— (e)

Net Asset Value, End of Year / Period	$10.78		$10.82	$10.81	$11.06	$10.85	$10.81		$10.81

Total Return	0.99	%(b)	2.94%	(0.25)%	4.69%	2.74%	0.19	%(b)	4.21%

Net Assets at End of
Year / Period (000’s Omitted)	$211,525		$205,717	$252,166	$250,087	$188,180	$192,077		$187,288

Ratios to Average Net Assets:
Net Investment Income	1.69	%(c)	1.99%	1.86%	2.23%	2.33%	2.36	%(c)	2.32%
Net Expenses	0.49	%(c)	0.52%	0.52%	0.51%	0.51%	0.54	%(c)	0.62%
Gross Expenses(d)	0.49	%(c)	0.52%	0.52%	0.51%	0.51%	0.54	%(c)	0.62%
Portfolio Turnover Rate	39	%(b)	56%	30%	16%	29%	1	%(b)	8%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each year / period.

BROWN ADVISORY TAX EXEMPT BOND FUND*

INVESTOR SHARES
	Six Months
	Ended
	December 31,		Year Ended:
	2014		June 30,	June 30,
	(Unaudited)		2014	2013
Net Asset Value, Beginning of Year / Period	$10.03		$9.84	$10.00

Net Investment Income(a)	0.09		0.19	0.13
Net Realized And Unrealized Gains (Losses)	0.06		0.19	(0.12)
Total from Investment Operations	$0.15		$0.38	$0.01

Distributions:
from Net Investment Income	(0.09)		(0.19)	(0.13)
from Net Realized Gains	—		— (e)	(0.04)
Total Distributions to Shareholders	$(0.09)		$(0.19)	$(0.17)

Redemption fees(a)	—		—	— (e)

Net Asset Value, End of Year / Period	$10.09		$10.03	$9.84

Total Return	1.51	%(b)	3.94%	0.03%

Net Assets at End of Year / Period (000’s Omitted)	$224,595		$205,177	$161,891

Ratios to Average Net Assets:
Net Investment Income	1.78	%(c)	1.96%	1.35%
Net Expenses	0.50	%(c)	0.52%	0.55%
Gross Expenses(d)	0.50	%(c)	0.52%	0.55%
Portfolio Turnover Rate	70	%(b)	157%	87%

(a)	Calculated based on average shares outstanding during the year.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
*
Commenced operations on June 29, 2012.  No financial highlights are presented for the period from June 29, 2012 to June 30, 2012, as the Fund did not make any investments, earn any income or incur any expenses during the period.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout the period.

BROWN ADVISORY MORTGAGE SECURITIES FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Period Ended
	2014		June 30,
	(Unaudited)		2014(e)
Net Asset Value, Beginning of Period	$10.16		$10.15

Net Investment Income(a)	0.14		0.03
Net Realized And Unrealized Gains	—		0.02
Total from Investment Operations	$0.14		$0.05

Distributions:
from Net Investment Income	(0.15)		(0.04)
from Realized Gains	(0.08)		—
Total Distributions to Shareholders	$(0.23)		$(0.04)

Redemption fees(a)	—		—

Net Asset Value, End of Period	$10.07		$10.16

Total Return	1.39	%(b)	0.49	%(b)

Net Assets at End of Period (000’s Omitted)	$161,182		$131,415

Ratios to Average Net Assets:
Net Investment Income	2.73	%(c)	1.98	%(c)
Net Expenses	0.47	%(c)	0.52	%(c)
Gross Expenses(d)	0.47	%(c)	0.52	%(c)
Portfolio Turnover Rate	70	%(b)	88	%(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on May 13, 2014. The information presented is for the period from May 13, 2014 to June 30, 2014
(f)	Represents portfolio turnover, not annualized, from the inception of the Investor Shares of the Fund on December 26, 2013 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout the period.

BROWN ADVISORY MORTGAGE SECURITIES FUND

INVESTOR SHARES
	Six Month
	Ended
	December 31,		Period Ended
	2014		June 30,
	(Unaudited)		2014(e)
Net Asset Value, Beginning of Period	$10.16		$10.00

Net Investment Income(a)	0.14		0.10
Net Realized And Unrealized Gains	—		0.16
Total from Investment Operations	$0.14		$0.26

Distributions:
from Net Investment Income	(0.15)		(0.10)
from Realized Gains	(0.08)		—
Total Distributions to Shareholders	$(0.23)		$(0.10)

Redemption fees(a)	—		—

Net Asset Value, End of Period	$10.07		$10.16

Total Return	1.37	%(b)	2.62	%(b)

Net Assets at End of Period (000’s Omitted)	$46,561		$67,776

Ratios to Average Net Assets:
Net Investment Income	2.68	%(c)	1.93	%(c)
Net Expenses	0.52	%(c)	0.57	%(c)
Gross Expenses(d)	0.52	%(c)	0.57	%(c)
Portfolio Turnover Rate	70	%(b)	88	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on December 26, 2013. The information presented is for the period from December 26, 2013 to June 30, 2014

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout the period.

BROWN ADVISORY – WMC STRATEGIC EUROPEAN EQUITY FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Period Ended
	2014		June 30,
	(Unaudited)		2014(e)
Net Asset Value, Beginning of Period	$10.46		$10.00

Net Investment Income (Loss)(a)	—		0.14
Net Realized And Unrealized Gains (Losses)	(0.75)		0.32
Total from Investment Operations	$(0.75)		$0.46

Distributions:
from Net Investment Income	(0.11)		—
Total Distributions to Shareholders	$(0.11)		$—

Redemption fees(a)	—		—

Net Asset Value, End of Period	$9.60		$10.46

Total Return	(7.22	)%(b)	4.60	%(b)

Net Assets at End of Period (000’s Omitted)	$182,703		$202,616

Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.10	)%(c)	2.01	%(c)
Net Expenses	1.13	%(c)	1.23	%(c)
Gross Expenses(d)	1.13	%(c)	1.23	%(c)
Portfolio Turnover Rate	28	%(b)	25	%(b)
(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on October 21, 2013. The information presented is for the period from October 21, 2013 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout the period.

BROWN ADVISORY – WMC STRATEGIC EUROPEAN EQUITY FUND

INVESTOR SHARES
	Six Months
	Ended
	December 31,		Period Ended
	2014		June 30,
	(Unaudited)		2014(e)
Net Asset Value, Beginning of Period	$10.45		$10.00

Net Investment Income (Loss)(a)	(0.01)		0.13
Net Realized And Unrealized Gains (Losses)	(0.76)		0.32
Total from Investment Operations	$(0.77)		$0.45

Distributions:
from Net Investment Income	(0.09)		—
Total Distributions to Shareholders	$(0.09)		$—

Redemption fees(a)	—		—

Net Asset Value, End of Period	$9.59		$10.45

Total Return	(7.36	)%(b)	4.50	%(b)

Net Assets at End of Period (000’s Omitted)	$17,109		$18,011

Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.25	)%(c)	1.86	%(c)
Net Expenses	1.28	%(c)	1.38	%(c)
Gross Expenses(d)	1.28	%(c)	1.38	%(c)
Portfolio Turnover Rate	28	%(b)	25	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on October 21, 2013. The information presented is for the period from October 21, 2013 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout the period.

BROWN ADVISORY – WMC STRATEGIC EUROPEAN EQUITY FUND

ADVISOR SHARES
	Six Months
	Ended
	December 31,		Period Ended
	2014		June 30,
	(Unaudited)		2014(e)
Net Asset Value, Beginning of Period	$10.44		$10.00

Net Investment Income (Loss)(a)	(0.02)		0.11
Net Realized And Unrealized Gains (Losses)	(0.76)		0.33
Total from Investment Operations	$(0.78)		$0.44

Distributions:
from Net Investment Income	(0.08)		—
Total Distributions to Shareholders	$(0.08)		$—

Redemption fees(a)	—		—

Net Asset Value, End of Period	$9.58		$10.44

Total Return	(7.48	)%(b)	4.40	%(b)

Net Assets at End of Period (000’s Omitted)	$383		$240

Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.50	)%(c)	1.61	%(c)
Net Expenses	1.53	%(c)	1.63	%(c)
Gross Expenses(d)	1.53	%(c)	1.63	%(c)
Portfolio Turnover Rate	28	%(b)	25	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on October 21, 2013. The information presented is for the period from October 21, 2013 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout the period.

BROWN ADVISORY – WMC JAPAN ALPHA OPPORTUNITIES FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Period Ended
	2014		June 30,
	(Unaudited)		2014(e)
Net Asset Value, Beginning of Period	$10.50		$10.00

Net Investment Income(a)	0.01		0.05
Net Realized And Unrealized Gains	0.85		0.45
Total from Investment Operations	$0.86		$0.50

Distributions:
from Net Investment Income	(0.51)		—
from Realized Gains	(0.07)		—
Total Distributions to Shareholders	$(0.58)		$—

Redemption fees(a)	—		—

Net Asset Value, End of Period	$10.78		$10.50

Total Return	8.07	%(b)	5.00	%(b)

Net Assets at End of Period (000’s Omitted)	$1,199,391		$1,080,717

Ratios to Average Net Assets:
Net Investment Income	0.22	%(c)	1.59	%(c)
Net Expenses	1.15	%(c)	1.21	%(c)
Gross Expenses(d)	1.15	%(c)	1.21	%(c)
Portfolio Turnover Rate	31	%(b)	26	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on March 4, 2014. The information presented is for the period from March 4, 2014 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout the period.

BROWN ADVISORY – WMC JAPAN ALPHA OPPORTUNITIES FUND

INVESTOR SHARES
	Six Months
	Ended
	December 31,		Period Ended
	2014		June 30,
	(Unaudited)		2014(e)
Net Asset Value, Beginning of Period	$10.49		$10.00

Net Investment Income(a)	—		0.05
Net Realized And Unrealized Gains	0.86		0.44
Total from Investment Operations	$0.86		$0.49

Distributions:
from Net Investment Income	(0.50)		—
from Realized Gains	(0.07)		—
Total Distributions to Shareholders	$(0.57)		$—

Redemption fees(a)	—		—

Net Asset Value, End of Period	$10.78		$10.49

Total Return	8.11	%(b)	4.90	%(b)

Net Assets at End of Period (000’s Omitted)	$11,582		$4,522

Ratios to Average Net Assets:
Net Investment Income	0.07	%(c)	1.44	%(c)
Net Expenses	1.30	%(c)	1.36	%(c)
Gross Expenses(d)	1.30	%(c)	1.36	%(c)
Portfolio Turnover Rate	31	%(b)	26	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on March 4, 2014. The information presented is for the period from March 4, 2014 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout the period.

BROWN ADVISORY – WMC JAPAN ALPHA OPPORTUNITIES FUND

ADVISOR SHARES
	Six Months
	Ended
	December 31,		Period Ended
	2014		June 30,
	(Unaudited)		2014(e)
Net Asset Value, Beginning of Period	$10.48		$10.00

Net Investment Income (Loss)(a)	(0.01)		0.04
Net Realized And Unrealized Gains	0.86		0.44
Total from Investment Operations	$0.85		$0.48

Distributions:
from Net Investment Income	(0.49)		—
from Realized Gains	(0.07)		—
Total Distributions to Shareholders	$(0.56)		$—

Redemption fees(a)	—		—

Net Asset Value, End of Period	$10.77		$10.48

Total Return	7.97	%(b)	4.80	%(b)

Net Assets at End of Period (000’s Omitted)	$119		$59

Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.18	)%(c)	1.19	%(c)
Net Expenses	1.55	%(c)	1.61	%(c)
Gross Expenses(d)	1.55	%(c)	1.61	%(c)
Portfolio Turnover Rate	31	%(b)	26	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on March 4, 2014. The information presented is for the period from March 4, 2014 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY – SOMERSET EMERGING MARKETS FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2014		June 30,	June 30,
	(Unaudited)		2014	2013(f)
Net Asset Value, Beginning of Year / Period	$10.22		$9.52	$10.00

Net Investment Income(a)	0.02		0.20	0.12
Net Realized And Unrealized Gains (Losses)	(0.59)		0.61	(0.60)
Total from Investment Operations	$(0.57)		$0.81	$(0.48)

Distributions:
from Net Investment Income	(0.15)		(0.11)	—	(e)
Total Distributions to Shareholders	$(0.15)		$(0.11)	$—	(e)

Redemption fees(a)	—		—	—	(e)

Net Asset Value, End of Year / Period	$9.50		$10.22	$9.52

Total Return	(5.61	)%(b)	8.62%	(4.77	)%(b)

Net Assets at End of Year / Period (000’s Omitted)	$206,806		$193,676	$122,515

Ratios to Average Net Assets:
Net Investment Income	0.48	%(c)	2.08%	2.17	%(c)
Net Expenses	1.19	%(c)	1.25%	1.41	%(c)
Gross Expenses(d)	1.19	%(c)	1.25%	1.41	%(c)
Portfolio Turnover Rate	8	%(b)	19%	19	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on December 12, 2012. The information presented is for the period from December 12, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY – SOMERSET EMERGING MARKETS FUND

INVESTOR SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2014		June 30,	June 30,
	(Unaudited)		2014	2013(f)
Net Asset Value, Beginning of Year / Period	$10.21		$9.51	$10.00

Net Investment Income (a)	0.02		0.19	0.11
Net Realized And Unrealized Gains (Losses)	(0.60)		0.61	(0.60)
Total from Investment Operations	$(0.58)		$0.80	$(0.49)

Distributions:
from Net Investment Income	(0.14)		(0.10)	—	(e)
Total Distributions to Shareholders	$(0.14)		$(0.10)	$—	(e)

Redemption fees(a)	—		—	—

Net Asset Value, End of Year / Period	$9.49		$10.21	$9.51

Total Return	(5.71	)%(b)	8.51%	(4.87	)%(b)

Net Assets at End of Year / Period (000’s Omitted)	$38,741		$24,291	$11,695

Ratios to Average Net Assets:
Net Investment Income	0.33	%(c)	1.93%	2.02	%(c)
Net Expenses	1.34	%(c)	1.40%	1.56	%(c)
Gross Expenses(d)	1.34	%(c)	1.40%	1.56	%(c)
Portfolio Turnover Rate	8	%(b)	19%	19	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on December 12, 2012. The information presented is for the period from December 12, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY – SOMERSET EMERGING MARKETS FUND

ADVISOR SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2014		June 30,	June 30,
	(Unaudited)		2014	2013(f)
Net Asset Value, Beginning of Year / Period	$10.18		$9.49	$10.00

Net Investment Income(a)	—		0.16	0.10
Net Realized And Unrealized Gains (Losses)	(0.59)		0.61	(0.61)
Total from Investment Operations	$(0.59)		$0.77	$(0.51)

Distributions:
from Net Investment Income	(0.11)		(0.08)	—	(e)
Total Distributions to Shareholders	$(0.11)		$(0.08)	$—	(e)

Redemption fees(a)	—		—	—

Net Asset Value, End of Year / Period	$9.48		$10.18	$9.49

Total Return	(5.79	)%(b)	8.19%	(5.07	)%(b)

Net Assets at End of Year / Period (000’s Omitted)	$530		$533	$990

Ratios to Average Net Assets:
Net Investment Income	0.08	%(c)	1.68%	1.77	%(c)
Net Expenses	1.59	%(c)	1.65%	1.81	%(c)
Gross Expenses(d)	1.59	%(c)	1.65%	1.81	%(c)
Portfolio Turnover Rate	8	%(b)	19%	19	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on December 12, 2012. The information presented is for the period from December 12, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout the period.

BROWN ADVISORY EMERGING MARKETS SMALL-CAP FUND

INSTITUTIONAL SHARES
	Period Ended
	December 31,
	2014(e)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.00

Net Investment Loss(a)	(0.01)
Net Realized And Unrealized Losses	(0.22)
Total from Investment Operations	$(0.23)

Redemption fees(a)	—

Net Asset Value, End of Period	$9.77

Total Return	(2.30	)%(b)

Net Assets at End of Period (000’s Omitted)	$62,114

Ratios to Average Net Assets:
Net Investment Loss	(0.57	)%(c)
Net Expenses	1.71	%(c)
Gross Expenses(d)	1.71	%(c)
Portfolio Turnover Rate	18	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on November 21, 2014. The information presented is for the period from November 21, 2014 to December 31, 2014.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout the period.

BROWN ADVISORY EMERGING MARKETS SMALL-CAP FUND

INVESTOR SHARES
	Period Ended
	December 31,
	2014(e)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.00

Net Investment Loss(a)	(0.01)
Net Realized And Unrealized Losses	(0.22)
Total from Investment Operations	$(0.23)

Redemption fees(a)	—

Net Asset Value, End of Period	$9.77

Total Return	(2.30	)%(b)

Net Assets at End of Period (000’s Omitted)	$2,760

Ratios to Average Net Assets:
Net Investment Loss	(0.72	)%(c)
Net Expenses	1.86	%(c)
Gross Expenses(d)	1.86	%(c)
Portfolio Turnover Rate	18	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on November 21, 2014. The information presented is for the period from November 21, 2014 to December 31, 2014.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements
December 31, 2014 (Unaudited)

Note 1. Organization

The Brown Advisory Growth Equity Fund (“Growth Equity Fund”), Brown Advisory Value Equity Fund (“Value Equity Fund”), Brown Advisory Flexible Equity Fund (“Flexible Equity Fund”), Brown Advisory Equity Income Fund (“Equity Income Fund”), Brown Advisory Sustainable Growth Fund (“Sustainable Growth Fund”), Brown Advisory Small-Cap Growth Fund (“Small-Cap Growth Fund”), Brown Advisory Small-Cap Fundamental Value Fund (“Small-Cap Fundamental Value Fund”), Brown Advisory Opportunity Fund (“Opportunity Fund”), Brown Advisory Multi-Strategy Fund (“Multi-Strategy Fund”), Brown Advisory Intermediate Income Fund (“Intermediate Income Fund”),  Brown Advisory Total Return Fund (“Total Return Fund”), Brown Advisory Strategic Bond Fund (“Strategic Bond Fund”), Brown Advisory Maryland Bond Fund (“Maryland Bond Fund”), Brown Advisory Tax Exempt Bond Fund (“Tax Exempt Bond Fund”), Brown Advisory Mortgage Securities Fund (“Mortgage Securities Fund”), Brown Advisory – WMC Strategic European Equity Fund (“Strategic European Equity Fund”), Brown Advisory – WMC Japan Alpha Opportunities Fund (“Japan Alpha Opportunities Fund”), Brown Advisory – Somerset Emerging Markets Fund (“Emerging Markets Fund”) and Brown Advisory Emerging Markets Small-Cap Fund (“Emerging Markets Small-Cap Fund”) (individually a “Fund,” and collectively, the “Funds”) are each a series of shares of beneficial interest of Brown Advisory Funds (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-ended management investment company. Prior to October 19, 2012, the Funds, except for the Sustainable Growth Fund, Multi-Strategy Fund, Total Return Fund, Tax Exempt Bond Fund, Mortgage Securities Fund, Strategic European Equity Fund,  Japan Alpha Opportunities Fund, Emerging Markets Fund, and Emerging Markets Small-Cap Fund, were series of Professionally Managed Portfolios Trust. Prior to April 12, 2010, the Funds, except for the Equity Income Fund, Sustainable Growth Fund, Multi-Strategy Fund, Total Return Fund, Strategic Bond Fund, Tax Exempt Bond Fund, Mortgage Securities Fund, Strategic European Equity Fund, Japan Alpha Opportunities Fund, Emerging Markets Fund, and Emerging Markets Small-Cap Fund, each of which had yet to commence operations, were part of the Forum Funds Trust.

The Funds commenced operations as follows:

	Institutional		Investor		Advisor
	Shares		Shares		Shares
Growth Equity Fund	10/19/2012		6/28/1999	*	5/18/2006	**
Value Equity Fund	10/19/2012		1/28/2003	*	4/25/2006	**
Flexible Equity Fund	10/19/2012		11/30/2006	*	1/24/2007	**
Equity Income Fund	10/19/2012		12/29/2011	*	12/29/2011
Sustainable Growth Fund	6/29/2012		6/29/2012		6/29/2012
Small-Cap Growth Fund	9/20/2002	***	6/28/1999	*	4/25/2006	**
Small-Cap Fundamental Value Fund	10/19/2012		12/31/2008	*	7/28/2011
Opportunity Fund	—		6/29/1998	*	—
Multi-Strategy Fund	10/31/2014		—		—
Intermediate Income Fund	—		11/2/1995	*	5/13/1991	**
Total Return Fund	10/30/2014		10/30/2014		—
Strategic Bond Fund^	—		10/31/2014		9/30/2011
Maryland Bond Fund	—		12/21/2000	*	—
Tax Exempt Bond Fund	—		6/29/2012		—
Mortgage Securities Fund	5/13/2014		12/26/2013		—
Strategic European Equity Fund	10/21/2013		10/21/2013		10/21/2013
Japan Alpha Opportunities Fund	3/4/2014		3/4/2014		3/4/2014
Emerging Markets Fund	12/12/2012		12/12/2012		12/12/2012
Emerging Markets Small-Cap Fund	11/21/2014		11/21/2014		—

^	Known as the Brown Advisory Tactical Bond Fund prior to October 31, 2014.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.
**	Prior to July 1, 2011, Advisor Shares were known as A Shares.
***	Prior to October 19, 2012, Small-Cap Growth Fund Institutional Shares were known as D Shares.

Each share class has equal rights as to earnings and assets except that each class bears different shareholder servicing and distribution expenses. Each share class has exclusive voting rights with respect to matters that affect just that class. Income,

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Notes to Financial Statements
December 31, 2014 (Unaudited)

expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each share class on its relative net assets.

The investment objective of Growth Equity Fund and Small-Cap Growth Fund is to achieve capital appreciation by primarily investing in equity securities. The investment objective of Value Equity Fund is to achieve capital appreciation. The investment objective of Small-Cap Fundamental Value Fund and Opportunity Fund is to achieve long-term capital appreciation. Flexible Equity Fund’s investment objective is to achieve long-term growth of capital. Maryland Bond Fund’s investment objective is to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk. Intermediate Income Fund’s investment objective is to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. Equity Income Fund’s investment objective is to provide current dividend yield and dividend growth. Sustainable Growth Fund’s investment objective is to seek capital appreciation by investing at least 80% of its net assets in equity securities of environmentally sustainable domestic companies. The investment objective of the Strategic Bond Fund is to achieve capital appreciation and income with a low correlation to interest rate movements. Tax Exempt Bond Fund’s investment objective is to seek to provide a high level of current income exempt from Federal income tax by investing primarily in intermediate-term investment grade municipal bonds. The investment objective of the Emerging Markets Fund is to seek to achieve total return by investing principally in equity securities issued by companies established or operating in emerging markets. The investment objective of the Strategic European Equity Fund seeks to achieve total return by investing principally in equity securities issued by companies established or operating in Europe. The investment objective of the Mortgage Securities Fund seeks to maximize total return consistent with preservation of capital. The investment objective of the Japan Alpha Opportunities Fund seeks to achieve total return by investing principally in equity securities of companies which are domiciled in or exercise the predominant part of their economic activity in Japan, while also limiting exposure to fluctuations between the value of the Japanese yen and the U.S. dollar. Multi-Strategy Fund’s investment objective is to achieve long-term capital appreciation and current income. The investment objective of the Total Return fund is to provide a competitive total return consistent with preservation of principal. The Emerging Markets Small-Cap Fund’s investment objective is to achieve total return by investing principally in equity securities issued by small-capitalization companies established or operating in emerging markets.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation – The Funds have adopted fair valuation accounting standards which establish and authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Such domestic equity securities are typically categorized as Level 1 securities.

For foreign securities that are traded on foreign exchanges, the Funds have selected Interactive Data Corporation (“IDC”) to provide pricing data for those such securities that are held by the Funds. The use of IDC’s pricing services with respect to these

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Notes to Financial Statements
December 31, 2014 (Unaudited)

foreign exchange traded securities is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Funds that are traded on those foreign exchanges. The Funds utilize a confidence interval when determining whether or not to utilize these prices provided by IDC. The confidence interval is a measure of the relationship that each foreign exchange traded security has to movements in various indices and the price of the foreign exchange traded security’s corresponding American Depositary Receipt, if one exists. IDC provides a confidence interval for each foreign exchange traded security for which it provides a price. If the confidence interval provided by IDC is equal to or greater than a predefined level utilized by the Funds, the Funds will value that foreign exchange traded security at that price. If the confidence interval provided by IDC is less than the predefined level utilized by the Funds, the Funds will value that foreign exchange traded security at the preceding closing price on its respective foreign exchange, or, if there were no transactions on the preceding day, at the mean between the bid and the asked prices. Such foreign securities are typically categorized as Level 2 securities. Foreign securities for which the local market closing prices are utilized are typically categorized as Level 1 securities.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Fixed income debt instruments, such as commercial paper, banker’s acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.  Such debt securities are typically categorized as Level 2.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (NBBO). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. The Funds did not hold any options during the six months ended December 31, 2014, but such options would typically be considered Level 2 securities.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1 securities.

Forward foreign currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2 securities.

Credit default swaps are valued based upon the daily closing price of the underlying index or reference entity and are categorized as Level 2 securities.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith under guidelines and procedures adopted by the Board of Trustees. These are generally considered Level 3 securities. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the guidelines and procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2014, the Small-Cap Growth Fund was the only fund that held any fair valued securities.  As of December 31, 2014, the Small-Cap Growth Fund held fair valued securities with a total market value of $2,308,271or 0.9% of total net assets.

The following is a summary of inputs used to value the Funds’ investments as of December 31, 2014:

	Level 1	Level 2	Level 3
Growth Equity Fund
Common Stocks	$2,507,463,895	$—	$—
Short-Term Investments	58,030,224	—	—
Total Investments in Securities	$2,565,494,119	$—	$—

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Notes to Financial Statements
December 31, 2014 (Unaudited)

	Level 1	Level 2	Level 3
Value Equity Fund
Common Stocks	$211,058,788	$—	$—
Short-Term Investments	3,513,465	—	—
Total Investments in Securities	$214,572,253	$—	$—

	Level 1	Level 2	Level 3
Flexible Equity Fund
Common Stocks	$218,097,071	$—	$—
Warrants	427,200	—	—
Short-Term Investments	16,094,196	—	—
Total Investments in Securities	$234,618,467	$—	$—

	Level 1	Level 2	Level 3
Equity Income Fund
Common Stocks	$172,767,334	$—	$—
Preferred Stocks	6,732,050	—	—
Real Estate Investment Trusts	13,393,509	—	—
Short-Term Investments	13,919,063	—	—
Total Investments in Securities	$206,811,956	$—	$—

	Level 1	Level 2	Level 3
Sustainable Growth Fund
Common Stocks	$203,138,224	$—	$—
Short-Term Investments	5,147,346	—	—
Total Investments in Securities	$208,285,570	$—	$—

	Level 1	Level 2	Level 3
Small-Cap Growth Fund
Common Stocks	$257,785,562	$—	$—
Private Placements	—	—	2,308,271
Short-Term Investments	7,085,040	—	—
Total Investments in Securities	$264,870,602	$—	$2,308,271

	Level 1	Level 2	Level 3
Small-Cap Fundamental Value Fund
Common Stocks	$628,259,022	$—	$—
Real Estate Investment Trusts	21,492,030	—	—
Short-Term Investments	22,793,940	—	—
Total Investments in Securities	$672,544,992	$—	$—

	Level 1	Level 2	Level 3
Opportunity Fund
Common Stocks	$11,678,061	$—	$—
Short-Term Investments	467,076	—	—
Total Investments in Securities	$12,145,137	$—	$—

	Level 1	Level 2	Level 3
Multi-Strategy Fund
Affiliated Mutual Funds	$436,701	$—	$—
Short-Term Investments	18,688	—	—
Total Investments in Securities	$455,389	$—	$—

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Notes to Financial Statements
December 31, 2014 (Unaudited)

	Level 1	Level 2	Level 3
Intermediate Income Fund
Corporate Bonds & Notes	$—	$47,769,700	$—
Municipal Bonds	—	23,101,578	—
Mortgage Backed Securities	—	15,537,697	—
Asset Backed Securities	—	1,967,416	—
U.S. Treasury Notes	—	28,400,755	—
Affiliated Mutual Funds	31,143,018	—	—
Short-Term Investments	4,488,139	8,094,741	—
Total Investments in Securities	$35,631,157	$124,871,887	$

	Level 1	Level 2	Level 3
Total Return Fund
Corporate Bonds & Notes	$—	$22,787,599	$—
Mortgage Backed Securities	—	12,313,968	—
Asset Backed Securities	—	5,084,761	—
Municipal Bonds	—	3,705,527	—
U.S. Treasury Securities	—	12,570,503	—
Short-Term Investments	16,518,932	—	—
Total Investments in Securities	$16,518,932	$56,462,358	$—
Future Contracts – Long*	$71,179	$—	$—
Future Contracts – Short*	$(31,163)	$—	$—

	Level 1	Level 2	Level 3
Strategic Bond Fund
Corporate Bonds & Notes	$—	$19,254,465	$—
Municipal Bonds	—	10,042,406	—
Asset Backed Securities	—	5,266,961	—
Mutual Funds	691,111	—	—
Short-Term Investments	3,302,625	564,965	—
Total Investments in Securities	$3,993,736	$35,128,797	$—
Credit Default Swaps*	$—	$(5,813)	$—
Future Contracts – Short*	$(12,542)	$—	$—

	Level 1	Level 2	Level 3
Maryland Bond Fund
Municipal Bonds	$—	$205,823,103	$—
Short-Term Investments	2,233,423	—	—
Total Investments in Securities	$2,233,423	$205,823,103	$—

	Level 1	Level 2	Level 3
Tax Exempt Bond Fund
Municipal Bonds	$—	$218,732,023	$—
Short-Term Investments	8,677,373	—	—
Total Investments in Securities	$8,677,373	$218,732,023	$—

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Notes to Financial Statements
December 31, 2014 (Unaudited)

	Level 1	Level 2	Level 3
Mortgage Securities Fund
Mortgage Backed Securities	$—	$164,900,635	$—
Local Government Housing Agency Bonds	—	25,033,702	—
Asset Backed Securities	—	15,039,576	—
Short-Term Investments	3,309,361	—	—
Total Investments in Securities	$3,309,361	$204,973,913	$—
Securities Sold Short	$—	$11,591,661	$—

	Level 1	Level 2	Level 3
Strategic European Equity Fund
Common Stocks	$9,084,557	$186,126,076	$—
Short-Term Investments	3,994,382	—	—
Total Investments in Securities	$13,078,939	$186,126,076	$—

	Level 1	Level 2	Level 3
Japan Alpha Opportunities Fund
Common Stocks	$9,453,011	$1,073,140,501	$—
Real Estate Investment Trusts	—	6,536,469	—
Mutual Funds	5,162,933	—	—
Short-Term Investments	134,592,303	—	—
Total Investments in Securities	$149,208,247	$1,079,676,970	$—
Forward Currency Exchange Contracts*	$—	$(14,999,607)	$—
Future Contracts – Long*	$(1,909,538)	$—	$—

	Level 1	Level 2	Level 3
Emerging Markets Fund
Common Stocks	$12,156,298	$184,507,315	$—
Preferred Stocks	—	2,401,699	—
Exchange Traded Funds	23,412,501	—	—
Short-Term Investments	27,086,120	—	—
Total Investments in Securities	$62,654,919	$186,909,014	$—

	Level 1	Level 2	Level 3
Emerging Markets Small-Cap Fund
Common Stocks	$1,453,081	$49,667,725	$—
Participatory Notes	—	7,104,708	—
Short-Term Investments	6,253,144	—	—
Total Investments in Securities	$7,706,225	$56,772,433	$—

*  Unrealized Appreciation (Depreciation)

The following is a reconciliation of Level 3 securities for which significant unobservable inputs were used to determine fair value.

Small-Cap Growth Fund
Balance as of June 30, 2014	$2,305,498
Purchases	70,000
Returns of Capital	(252,750)
Change in Unrealized Appreciation	185,523
Balance as of December 31, 2014	$2,308,271

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Notes to Financial Statements
December 31, 2014 (Unaudited)

The inputs utilized in valuing these securities consist of annual audited financial statements and quarterly capital statements which are provided by the issuer. These valuations are adjusted periodically for certain events (additional contributions of capital or purchases made by the Fund, distributions to the Fund made by the issuer, etc) that may occur prior to receipt of the next quarterly capital statement or Annual Report.

B. Securities Transactions and Investment Income – Investment securities transactions are accounted for on the trade date. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes. Distributions deemed to be a return of capital are recorded as a reduction of the cost of the related investments.

C. Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. Dollar amounts on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains and losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of the assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

The Japan Alpha Opportunities Fund invests in forward foreign currency contracts (see Note 7) in order to limit exposure to the fluctuations in value of the Japanese Yen. The Japan Alpha Opportunities Fund does isolate realized and unrealized gains and losses from forward foreign currency exchange contracts. These amounts are presented separately from realized and unrealized gains and losses from investments in the financial statements.

D. Options – The Funds may invest in options. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchase by a Fund. A Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases an option, an amount equal to the premium paid by a Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non- income producing securities.

No options were held by the Funds during the year ended December 31, 2014.

E. Distributions to Shareholders – For the Maryland Bond Fund and Tax Exempt Bond Fund distributions of net investment income, if any, are declared daily and paid monthly. Distributions to shareholders of net investment income, if any, are declared

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Notes to Financial Statements
December 31, 2014 (Unaudited)

and paid monthly for the Intermediate Income Fund, Mortgage Securities Fund and the Total Return Fund and quarterly for the Equity Income Fund. The remaining Funds declare and pay net investment income, if any, at least annually. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date.

F. Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G. Federal Taxes – Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

The Funds recognize tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

The Funds have analyzed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years as of June 30, 2014. The Funds identify their major tax jurisdictions as U.S. Federal and Delaware State; however the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next year.

H. Redemption Fees – A shareholder who redeems or exchanges shares of the Funds within fourteen days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain exceptions. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

I. Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

J. Subsequent Events – In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition through the date the financial statements were issued.

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Notes to Financial Statements
December 31, 2014 (Unaudited)

Note 3. Commitments and Other Affiliated Party Transactions

Investment Adviser – Brown Advisory LLC serves as Investment Adviser (“the Adviser”) to the Funds. Pursuant to investment advisory agreements, the Adviser receives an advisory fee, accrued daily and payable monthly, from each Fund at an annual rate of the Fund’s average daily net assets as follows:

Annual Advisory Fee
Growth Equity Fund	0.60%
Value Equity Fund	0.60%
Flexible Equity Fund	0.60%
Equity Income Fund	0.60%
Sustainable Growth Fund	0.60%
Small-Cap Growth Fund	0.85%
Small-Cap Fundamental Value Fund	0.85%
Opportunity Fund	0.85%
Multi-Strategy Fund	0.30%
Intermediate Income Fund	0.30%
Total Return Fund	0.30%
Strategic Bond Fund	0.40%
Maryland Bond Fund	0.30%
Tax Exempt Bond Fund	0.30%
Mortgage Securities Fund	0.30%
Strategic European Equity Fund*	0.90%
Japan Alpha Opportunities Fund*	1.00%
Emerging Markets Fund**	0.90%
Emerging Markets Small-Cap Fund***	1.25%

*
Subject to the general oversight of the Adviser and Board of Trustees during the six months ended December 31, 2014. Wellington Management Company, LLC (“Wellington”), served as sub-adviser to the Strategic European Equity Fund and the Japan Alpha Opportunities Fund and made investment decisions on their behalf. Wellington is compensated for its services by the Adviser.

**
Subject to the general oversight of the Adviser and Board of Trustees during the six months ended December 31, 2014, Somerset Capital Management, LLP (“Somerset”), served as sub-adviser to the Emerging Markets Fund and made investment decisions on its behalf. Somerset is compensated for its services by the Adviser.

***
Subject to the general oversight of the Adviser and Board of Trustees during the period ended December 31, 2014, Macquarie Funds Management Hong Kong Limited (“MFMHKL”), served as sub-adviser to the Emerging Markets Small-Cap Fund and made investment decisions on its behalf. MFMHKL is compensated for its services by the Adviser.

The Adviser is also entitled to receive an annual business management fee of 0.05%, accrued daily and payable monthly, of the Funds’ average daily net assets in exchange for its management and oversight of the non-investment advisory services provided to the Funds and the Trust.

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Notes to Financial Statements
December 31, 2014 (Unaudited)

Fee Waivers and Expense Reimbursements (Operating Expense Caps) – The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses to limit total annual operating expenses for each or the class’ average daily net assets for the Funds noted below:

	Institutional Shares	Investor Shares	Advisor Shares
Growth Equity Fund	1.00%	1.15%	1.35%
Value Equity Fund	1.00%	1.15%	1.35%
Flexible Equity Fund	1.00%	1.15%	1.35%
Equity Income Fund	1.00%	1.15%	1.35%
Sustainable Growth Fund	1.00%	1.15%	1.35%
Small-Cap Growth Fund	1.25%	1.40%	1.60%
Small-Cap Fundamental Value Fund	1.25%	1.40%	1.60%
Opportunity Fund	1.35%	1.50%	1.70%
Multi-Strategy Fund	1.60%	1.75%	2.00%
Intermediate Income Fund	0.55%	0.60%	0.80%
Total Return Fund	0.55%	0.60%	0.80%
Strategic Bond Fund	0.65%	0.70%	0.95%
Maryland Bond Fund	0.55%	0.60%	0.80%
Tax Exempt Bond Fund	0.55%	0.60%	0.80%
Mortgage Securities Fund	0.55%	0.60%	0.80%
Strategic European Equity Fund	1.60%	1.75%	2.00%
Japan Alpha Opportunities Fund	1.70%	1.85%	2.10%
Emerging Markets Fund	1.60%	1.75%	2.00%
Emerging Markets Small-Cap Fund	1.95%	2.10%	2.35%

During the six months/period ended December 31, 2014, the Adviser waived $369 in expenses for the Opportunity Fund, $7,453 in expenses for the Multi-Strategy Fund, $769 in expenses for the Total Return Fund, and $2,774 in expenses for the Strategic Bond Fund. The Adviser is permitted to seek reimbursement from the Funds for fees waived and/or Fund expenses it pays over the following three years after such payment. The Funds must pay their current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. At December 31, 2014, the cumulative amounts of previously waived fees that the Adviser may recoup from the Funds is shown below:

	June 30,
	2015	2016	2017	2018	Total
Opportunity Fund	$22,493	$18,972	$2,527	$369	$44,361
Multi-Strategy Fund	—	—	—	7,453	7,453
Total Return Fund	—	—	—	769	769
Strategic Bond Fund	—	—	—	2,774	2,774

Distribution – Quasar Distributors, LLC (“the Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares. The Distributor is an affiliate of the Administrator.

Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act (“Distribution Plan”), each Fund pays the Distributor or any other entity as authorized by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities an aggregate fee equal to 0.25% of the average daily net assets of Advisor Shares for each Fund. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser, for any distribution or service activity.

The Trust has also adopted a Shareholder Service Plan under which each Fund may pay a fee of up to 0.15% of the average daily net assets of each Fund’s Investor and Advisor Shares (except for the Maryland Bond Fund, Intermediate Income Fund, Tax Exempt Bond Fund, Mortgage Securities Fund, Total Return Fund and Strategic Bond Fund, which may pay a fee of up to 0.05%) for shareholder services provided to the Funds by financial institutions, including the Adviser.

www.brownadvisoryfunds.com

Notes to Financial Statements
December 31, 2014 (Unaudited)

Investments in Affiliates – Intermediate Income Fund
The Intermediate Income Fund and Mortgage Securities Fund are considered affiliates since Brown Advisory LLC is the Adviser to both of the Funds. In seeking to achieve its investment objective, the Intermediate Income Fund invests a portion of its assets into the Mortgage Securities Fund.  As of December 31, 2014, the Intermediate Income Fund owned shares of the Mortgage Securities Fund with a total market value of $31,143,018, or 19.2% of the Intermediate Income Fund’s net assets.

The Intermediate Income Fund has entered into a Fee Waiver Agreement (“the Agreement”) with the Adviser. Per the Agreement, the Intermediate Income Fund will waive Advisory Fees in an amount equal to the Advisory Fees earned by the Mortgage Securities Fund on the assets invested into it by the Intermediate Income Fund. For example, if the Intermediate Income Fund owned $10,000,000 worth of the Mortgage Securities Fund for an entire year, it would waive, on an annual basis, $30,000 in Advisory Fees ($10,000,000 multiplied by 0.30%, the annual Advisory Fee ratio for the Mortgage Securities Fund). During the six months ended December 31, 2014, the Intermediate Income Fund waived $51,607 in Advisory Fees per the terms of the Agreement.  This is a permanent waiver of fees and these waived fees may not be recouped by the Adviser at any time in the future.

See the table below for details of the Intermediate Income Fund’s investment in the Mortgage Securities Fund during the six months ended December 31, 2014:

	Beginning	Purchases		Proceeds				Ending
	Market Value;	at Cost;		from Sales;		Unrealized		Market Value;		Capital
Affiliated	[# of shares held]	[# of shares		[# of		Depreciation	Realized	[# of shares held]	Dividend	Gains
Investment	7/1/2014	purchased]		shares sold]		12/31/2014	Gains	12/31/2014	Income	Distributions
Mortgage Securities Fund	$25,008,867	$16,600,000		$10,280,000		$(211,548)	$34,566	$31,143,018	$505,168	$238,536
	[2,461,503 ]	[1,639,559	]	[1,008,409	]			[3,092,653 ]

Investments in Affiliates – Multi-Strategy Fund
The Multi-Strategy Fund invests in affiliated Brown Advisory Funds.  As of December 31, 2014, the Multi-Strategy Fund owned shares of affiliated Brown Advisory Funds with a total market value of $436,701, or 96.6% of the Multi-Strategy Fund’s net assets.

See the table below for details of the Multi-Strategy Fund investment in affiliated Brown Advisory Funds during the period ended December 31, 2014:

	Beginning		Purchases		Proceeds		Unrealized		Ending
	Market Value;		at Cost;		from Sales;		Appreciation	Realized	Market Value;			Capital
Affiliated	[# of shares held]		[# of shares		[# of		(Depreciation)	Gains	[# of shares held]		Dividend	Gains
Investment	10/31/2014		purchased]		shares sold]		12/31/2014	(Losses)	12/31/2014		Income	Distributions
Total Return Fund	$—		$118,246		$—		$324	$—	$118,570		$173	$—
	[—	]	[11,798	]	[—	]			[11,798	]
Flexible Equity Fund	$—		$108,556		$—		$446	$—	$109,002		$613	$—
	[—	]	[6,817	]	[—	]			[6,817	]
Small-Cap
Fundamental
Value Fund	$—		$42,721		$—		$(1,664)	$—	$41,057		$237	$1,943
	[—	]	[1,740	]	[—	]			[1,740	]
Strategic Bond Fund	$—		$40,923		$—		$(256)	$—	$40,667		$221	$—
	[—	]	[4,055	]	[—	]			[4,055	]
WMC Strategic
European
Equity Fund	$—		$40,608		$—		$(1,195)	$—	$39,413		$437	$—
	[—	]	[4,105	]	[—	]			[4,105	]
Value Equity Fund	$—		$41,948		$—		$(2,539)	$—	$39,409		$617	$1,192
	[—	]	[2,268	]	[—	]			[2,268	]
Somerset Emerging
Markets Fund	$—		$24,850		$2,106		$(1,228)	$(4)	$21,512		$332	$—
	[—	]	[2,475	]	[211	]			[2,264	]

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Notes to Financial Statements
December 31, 2014 (Unaudited)

	Beginning		Purchases		Proceeds				Ending
	Market Value;		at Cost;		from Sales;		Unrealized	Realized	Market Value;			Capital
Affiliated	[# of shares held]		[# of shares		[# of		Depreciation	Gains	[# of shares held]		Dividend	Gains
Investment	10/31/2014		purchased]		shares sold]		12/31/2014	(Losses)	12/31/2014		Income	Distributions
Small-Cap
Growth Fund	$—		$20,242		$—		$(1,990)	$—	$18,252		$—	$2,077
	[—	]	[556	]	[—	]			[556	]
Emerging Markets
Small-Cap Fund	$—		$9,094		$—		$(275)	$—	$8,819		$—	$—
	[—	]	[903	]	[—	]			[903	]
								Totals	$436,701		$2,630	$5,212

Other Service Providers – U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”), and in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant and transfer agent. Certain officers of the Trust are employees of USBFS and the Funds’ custodian, U.S. Bank, N.A., is an affiliate of the Administrator. Fees paid to USBFS and U.S. Bank, N.A. for its services can be found in the Statements of Operations as “Administration, transfer agent and accounting fees” and “Custodian fees”, respectively. Additional amounts for miscellaneous expenses may be paid by the Funds to USBFS and included in “Miscellaneous expenses” in the Statements of Operations.

Note 4. Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments, during the six months/period ended December 31, 2014 were as follows:

	Investment Securities
	Purchases	Sales
Growth Equity Fund	$233,807,045	$555,260,004
Value Equity Fund	55,022,965	68,753,307
Flexible Equity Fund	41,959,447	8,569,162
Equity Income Fund	18,602,669	22,453,632
Sustainable Growth Fund	44,520,229	56,968,230
Small-Cap Growth Fund	32,776,467	73,837,449
Small-Cap Fundamental Value Fund	115,921,986	79,074,731
Opportunity Fund	3,117,787	3,408,841
Multi-Strategy Fund	447,188	2,106
Intermediate Income Fund	146,196,142	208,665,607
Total Return Fund	82,025,175	25,813,304
Strategic Bond Fund	80,049,234	61,261,185
Maryland Bond Fund	75,609,010	74,841,694
Tax Exempt Bond Fund	158,356,055	134,608,014
Mortgage Securities Fund	156,199,081	143,165,565
Strategic European Equity Fund	59,082,428	64,120,557
Japan Alpha Opportunities Fund	495,122,796	330,917,761
Emerging Markets Fund	71,218,574	16,436,988
Emerging Markets Small-Cap Fund	65,949,141	6,411,102

The Intermediate Income Fund purchased $84,668,809 and sold $13,490,219 in U.S. Government securities during the six months ended December 31, 2014. The Strategic Bond Fund purchased $17,372,781 and sold $27,404,388 in U.S. Government securities during the six months ended December 31, 2014. The Total Return Fund purchased $24,753,744 and sold $13,502,937 in U.S. Government securities during the period ended December 31, 2014. Purchases and sales of U.S. Government securities are included in the totals above and include U.S. Treasury Bonds and Notes.

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Notes to Financial Statements
December 31, 2014 (Unaudited)

The cost basis of investments for federal income tax purposes at December 31, 2014 were as follows:

	Growth Equity	Value Equity	Flexible Equity	Equity Income
	Fund	Fund	Fund	Fund
Tax Cost of Investments	$1,899,569,155	$175,287,071	$178,560,755	$159,847,289
Gross tax unrealized appreciation	685,135,776	45,700,565	58,174,389	47,592,503
Gross tax unrealized depreciation	(19,210,812)	(6,415,383)	(2,116,677)	(627,836)
Net tax unrealized appreciation	$665,924,964	$39,285,182	$56,057,712	$46,964,667

	Sustainable		Small-Cap
	Growth	Small-Cap	Fundamental	Opportunity
	Fund	Growth Fund	Value Fund	Fund
Tax Cost of Investments	$148,397,583	$180,322,558	$531,220,286	$9,274,591
Gross tax unrealized appreciation	61,246,079	91,640,683	156,697,365	3,064,162
Gross tax unrealized depreciation	(1,358,092)	(4,784,368)	(15,372,659)	(193,616)
Net tax unrealized appreciation	$59,887,987	$86,856,315	$141,324,706	$2,870,546

	Multi-Strategy	Intermediate	Total Return	Strategic
	Fund	Income Fund	Fund	Bond Fund
Tax Cost of Investments	$463,766	$159,738,247	$72,780,617	$39,074,116
Gross tax unrealized appreciation	770	1,578,520	371,384	169,622
Gross tax unrealized depreciation	(9,147)	(813,723)	(170,711)	(121,205)
Net tax unrealized appreciation (depreciation)	$(8,377)	$764,797	$200,673	$48,417

				Strategic
	Maryland	Tax Exempt	Mortgage	European
	Bond Fund	Bond Fund	Securities Fund	Equity Fund
Tax Cost of Investments	$204,122,522	$225,854,537	$207,766,294	$200,780,245
Gross tax unrealized appreciation	4,188,275	2,521,264	3,868,063	18,637,879
Gross tax unrealized depreciation	(254,271)	(966,405)	(3,351,083)	(20,213,109)
Net tax unrealized appreciation (depreciation)	$3,934,004	$1,554,859	$516,980	$(1,575,230)

	Japan Alpha	Emerging	Emerging
	Opportunities	Markets	Markets
	Fund	Fund	Small-Cap Fund
Tax Cost of Investments	$1,265,314,405	$251,494,960	$65,853,329
Gross tax unrealized appreciation	130,628,326	23,634,931	1,162,942
Gross tax unrealized depreciation	(167,057,514)	(25,565,958)	(2,537,613)
Net tax unrealized depreciation	$(36,429,188)	$(1,931,027)	$(1,374,671)

Because tax adjustments are calculated annually, the above tables reflects the tax adjustments outstanding as of the Fund’s previous fiscal year ended (if applicable).

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Notes to Financial Statements
December 31, 2014 (Unaudited)

Note 5. Federal Income Tax and Distribution Information

Distributions during the fiscal periods ended as noted were characterized for tax purposes as follows (tax character for the six months ended December 31, 2014 is estimated):

	Tax Exempt Income		Ordinary Income
	December 31, 2014	June 30, 2014	December 31, 2014	June 30, 2014
Growth Equity Fund	$—	$—	$14,359,997	$—
Value Equity Fund	—	—	4,810,521	1,823,081
Flexible Equity Fund	—	—	1,001,462	404,653
Equity Income Fund	—	—	3,222,941	5,646,162
Sustainable Growth Fund	—	—	—	—
Small-Cap Growth Fund	—	—	—	1,881,236
Small-Cap Fundamental Value Fund	—	—	8,008,345	9,553,188
Opportunity Fund	—	—	—	—
Multi-Strategy Fund	—	N/A	2,395	N/A
Intermediate Income Fund	—	—	2,103,986	4,135,996
Total Return Fund	—	N/A	81,133	N/A
Strategic Bond Fund	—	—	200,659	110,929
Maryland Bond Fund	1,783,669	4,420,903	—	16,958
Tax Exempt Bond Fund	1,913,119	3,290,873	—	41,678
Mortgage Securities Fund	—	—	4,717,207	1,703,711
Strategic European Equity Fund	—	—	2,192,614	—
Japan Alpha Opportunities Fund	—	—	64,930,081	—
Emerging Markets Fund	—	—	3,789,665	1,761,113
Emerging Markets Small-Cap Fund	—	N/A	—	N/A

	Long-Term Capital Gain^
	December 31, 2014	June 30, 2014
Growth Equity Fund	$64,471,570	$15,530,861
Value Equity Fund	5,195,581	—
Flexible Equity Fund	—	—
Equity Income Fund	8,337,712	4,701,048
Sustainable Growth Fund	4,340,210	2,140,640
Small-Cap Growth Fund	31,884,901	12,608,814
Small-Cap Fundamental Value Fund	27,145,701	15,312,723
Opportunity Fund	—	—
Multi-Strategy Fund	—	N/A
Intermediate Income Fund	—	4,174,241
Total Return Fund	—	N/A
Strategic Bond Fund	—	—
Maryland Bond Fund	1,040,851	1,707,914
Tax Exempt Bond Fund	—	—
Mortgage Securities Fund	—	—
Strategic European Equity Fund	—	—
Japan Alpha Opportunities Fund	—	—
Emerging Markets Fund	—	—
Emerging Markets Small-Cap Fund	—	N/A

^  Designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

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Notes to Financial Statements
December 31, 2014 (Unaudited)

At June 30, 2014, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Growth Equity	Value Equity	Flexible Equity	Equity Income
	Fund	Fund	Fund	Fund
Net tax unrealized appreciation	$620,650,994	$54,966,034	$40,786,095	$44,040,638
Net unrealized appreciation on foreign receivables	—	—	—	(181)
Undistributed ordinary income	4,968,744	2,067,371	406,100	693,223
Undistributed long-term capital gain	32,787,038	2,172,236	—	6,259,643
Total distributable earnings	37,755,782	4,239,607	406,100	6,952,866
Other accumulated loss	—	—	(3,306,025)	—
Total accumulated earnings	$658,406,776	$59,205,641	$37,886,170	$50,993,323

			Small-Cap
	Sustainable	Small-Cap	Fundamental	Opportunity
	Growth Fund	Growth Fund	Value Fund	Fund
Net tax unrealized appreciation	$57,293,486	$98,446,544	$141,612,256	$3,139,702
Undistributed ordinary income	—	—	5,273,709	—
Undistributed long-term capital gain	1,754,640	21,430,923	10,563,232	—
Total distributable earnings	1,754,640	21,430,923	15,836,941	—
Other accumulated loss	(14,135,855)	(676,466)	(4,105,643)	(6,384,941)
Total accumulated earnings (losses)	$44,912,271	$119,201,001	$153,343,554	$(3,245,239)

	Intermediate	Strategic	Maryland	Tax Exempt
	Income Fund	Bond Fund	Bond Fund	Bond Fund
Net tax unrealized appreciation	$1,681,076	$140,573	$4,527,348	$427,029
Undistributed ordinary income	43,366	13,480	268,701^	249,231^
Undistributed long-term capital gain	—	—	341,254	—
Total distributable earnings	43,366	13,480	609,955	249,231^
Other accumulated loss	(346,024)	(284,758)	(268,673)	(712,849)
Total accumulated earnings (losses)	$1,378,418	$(130,705)	$4,868,630	$(36,589)

	Mortgage	Strategic	Japan Alpha	Emerging
	Securities	European	Opportunities	Markets
	Fund	Equity Fund	Fund	Fund
Net tax unrealized appreciation	$1,546,150	$6,765,603	$55,418,025	$13,634,056
Net unrealized appreciation (depreciation) on foreign receivables	—	(2,091)	9,442	378
Undistributed ordinary income	795,802	2,146,536	5,873,327	2,310,343
Undistributed long-term capital gain	—	—	—	—
Total distributable earnings	795,802	2,146,536	5,873,327	2,310,343
Other accumulated loss	—	(36,207)	—	(9,024,424)
Total accumulated earnings	$2,341,952	$8,873,841	$61,300,794	$6,920,353

^  Represents tax-exempt income.

Note 6. Strategic Bond Fund – Credit Default Swap Agreements

The Strategic Bond Fund may invest in credit default swap agreements. Credit default swap agreements involve one party making a stream of payments (generally referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event in respect of a referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the

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Notes to Financial Statements
December 31, 2014 (Unaudited)

referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are typically estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default some or all of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures typically designed to be representative of some part of the credit market as a whole. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are typically traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index.

The effect of credit default swap contracts on the Statements of Assets and Liabilities as of December 31, 2014 is as follows:

	Derivatives not accounted	Statement of Assets
Fund	for as hedging instruments	and Liabilities Location	Amount
Strategic Bond Fund	Credit Default Swap Contracts	Gross Unrealized Appreciation –
		Credit Default Swaps	$—

Strategic Bond Fund	Credit Default Swap Contracts	Gross Unrealized Depreciation –
		Credit Default Swaps	$5,813

The effect of credit default swap contracts on the Statements of Operations for the six months ended December 31, 2014 is as follows:

	Derivatives not accounted
Fund	for as hedging instruments	Statement of Operations Location	Amount
Strategic Bond Fund	Credit Default Swap Contracts	Net Realized Gain (Loss) –
		Credit Default Swap Contracts	$64,567

Strategic Bond Fund	Credit Default Swap Contracts	Net Change in Unrealized
		Appreciation (Depreciation) –
		Credit Default Swap Contracts	$(146,689)

As of December 31, 2014, the Strategic Bond Fund had open credit default swap contracts with a notional amount of $3,500,000. During the six months ended December 31, 2014, the average notional amount of credit default swaps outstanding was $6,999,098.

Offsetting Assets & Liabilities

To facilitate the Strategic Bond Fund’s investment in credit default swaps, the Fund has entered into agreements with counterparties that dictate the terms under which the Fund may purchase or sell protection using credit default swaps. Under these agreements, both the Fund and the counterparty may be allowed to combine amounts owed to or receivable from the other and settle all outstanding obligations on a “net basis”.

Consequently, some funds may choose to present such assets or liabilities arising from these credit default swaps on a net basis in their Statements of Assets and Liabilities. The Strategic Bond Fund does not present any assets or liabilities related to credit default swaps in such a manner; rather, the Fund presents the gross amounts of assets and the gross amounts of liabilities related to credit default swaps in the Statements of Assets and Liabilities. In order to facilitate comparability amongst different funds, the table below shows what the Strategic Bond Fund’s Statement of Assets and Liabilities accounts related to credit default swaps would

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Notes to Financial Statements
December 31, 2014 (Unaudited)

look like if it did choose to offset, or present on a net basis, assets and liabilities related to credit default swaps. As the Strategic Bond Fund only has a single swap open as of December 31, 2014, with a single counterparty, there are no amounts that could be offset, as the table below indicates:

Assets:
Gross Amounts Not Offset
		Gross Amounts	Net Amounts	in the Statement of
	Gross	Offset in the	Presented in	Assets & Liabilities
	Amounts of	Statement	the Statement
	Recognized	of Assets	of Assets	Financial	Collateral
Description / Counterparty	Assets	& Liabilities	& Liabilities	Instruments	Received	Net Amount
Credit Default Swap – sell protection /
Credit Suisse Securities (USA) LLC	$—	$—	$—	$—	$—	$—

Liabilities:
Gross Amounts Not Offset
		Gross Amounts	Net Amounts	in the Statement of
	Gross	Offset in the	Presented in	Assets & Liabilities
	Amounts of	Statement	the Statement
	Recognized	of Assets	of Assets	Financial	Collateral
Description / Counterparty	Liabilities	& Liabilities	& Liabilities	Instruments	Pledged	Net Amount
Credit Default Swap – sell protection /
Credit Suisse Securities (USA) LLC	$5,813	$—	$5,813	$—	$5,813	$—

Note 7. Japan Alpha Opportunities Fund – Forward Foreign Currency Contracts

The majority of the Japan Alpha Opportunities Fund’s assets are denominated in Japanese Yen. The Japan Alpha Opportunities Fund seeks to offset or hedge its exposure to the Japanese Yen by entering into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at an agreed upon price. Typically, the Japan Alpha Opportunities Fund will have a net position in forward foreign currency contracts that commits the Fund to sell Japanese Yen in return for U.S. Dollars. These contracts are traded over-the-counter and not on an organized exchange. The contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed is recorded. The realized gains or losses are reported in the Statement of Operations as net realized gains or losses from forward foreign currency contracts. Unrealized appreciation on forward foreign currency contracts and unrealized depreciation on forward foreign currency contracts is reported in the Statement of Assets and Liabilities for those contracts that remain open as of year end. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. There is generally no collateral exchanged by the Fund or counterparty to the contract in connection with these contracts. The Fund’s risk of loss from counterparty credit risk on these contracts is generally limited to the aggregate unrealized appreciation on open contracts on a counterparty by counterparty basis. The Fund attempts to mitigate counterparty credit risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

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Notes to Financial Statements
December 31, 2014 (Unaudited)

The effect of forward foreign currency contracts on the Statements of Assets and Liabilities as of December 31, 2014 is as follows:

	Derivatives not accounted	Statement of Assets
Fund	for as hedging instruments	and Liabilities Location	Amount
Japan Alpha Opportunities Fund	Forward Foreign Currency Contracts	Assets: Gross Unrealized
Appreciation – Forward
		Foreign Currency Contracts	$—
Japan Alpha Opportunities Fund	Forward Foreign Currency Contracts	Liabilities: Gross Unrealized
Depreciation – Forward
		Foreign Currency Contracts	$14,999,607

The effect of forward foreign currency contracts on the Statements of Operations during the six months ended December 31, 2014 is as follows:

	Derivatives not accounted	Statement of
Fund	for as hedging instruments	Operations Location	Amount
Japan Alpha Opportunities Fund	Forward Foreign Currency Contracts	Net Realized Gain (Loss) –
		Forward Foreign Currency Contracts	$181,749,044
Japan Alpha Opportunities Fund	Forward Foreign Currency Contracts	Net Change in Unrealized
		Appreciation (Depreciation) –
		Forward Foreign Currency Contracts	$(8,544,298)

As of December 31, 2014, the Japan Alpha Opportunities Fund had open forward foreign currency contracts with an original market value, in U.S. Dollars, of $1,110,086,356. During the six months ended December 31, 2014, the average original market value, in U.S. Dollars, of forward foreign currency contracts held by the Fund was $1,074,894,103. Typically, the Fund will seek to offset all or nearly all of its exposure to the Japanese Yen through the use of forward foreign currency contracts. Therefore, the amount of open forward foreign currency contracts outstanding at any given time is likely to be similar to the total net assets of the Fund at that time.

Offsetting Assets & Liabilities – Forward Foreign Currency Contracts

To facilitate the Japan Alpha Opportunities Fund’s investment in forward foreign currency contracts, the Fund has entered into agreements with counterparties that dictate the terms under which the Fund and the counterparty will enter into such agreements. Under these agreements, both the Fund and the counterparty may be allowed to combine amounts owed to or receivable from the other and settle all outstanding obligations on a “net basis”.

Consequently, some funds may choose to present such assets or liabilities related to forward foreign currency contracts or other derivatives on a net basis in their Statements of Assets and Liabilities. The Japan Alpha Opportunities Fund does not present any assets or liabilities related to forward foreign currency contracts in such a manner; rather, the Fund presents the gross amounts of assets and the gross amounts of liabilities related to forward foreign currency contracts in the Statements of Assets and Liabilities. In order to facilitate comparability amongst different funds, the table below shows what the Japan Alpha Opportunities Fund’s Statement of Assets and Liabilities accounts related to forward foreign currency contracts would look like if it did choose to offset, or present on a net basis, assets and liabilities related to forward foreign currency contracts. At December 31, 2014, the Japan Alpha Opportunities Fund had three open forward foreign currency contracts open with three distinct counterparties, and each contract was in a position of having unrealized depreciation.  Therefore, there are no amounts that may be offset by the Fund in the Statement of Assets and Liabilities, as shown in the table below:

Assets:
Gross Amounts Not Offset
		Gross Amounts	Net Amounts	in the Statement of
	Gross	Offset in the	Presented in	Assets & Liabilities
	Amounts of	Statement	the Statement
Unrealized Appreciation on	Recognized	of Assets	of Assets	Financial	Collateral
Forward Foreign Currency Contracts	Assets	& Liabilities	& Liabilities	Instruments	Received	Net Amount
Counterparty:
HSBC Bank	$—	$—	$—	$—	$—	$—
Bank of America	—	—	—	—	—	—
Goldman Sachs	—	—	—	—	—	—
Total	$—	$—	$—	$—	$—	$—

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Notes to Financial Statements
December 31, 2014 (Unaudited)

Liabilities:
				Gross Amounts Not Offset
		Gross Amounts	Net Amounts	in the Statement of
	Gross	Offset in the	Presented in	Assets & Liabilities
	Amounts of	Statement	the Statement
Unrealized Depreciation on	Recognized	of Assets	of Assets	Financial	Collateral
Forward Foreign Currency Contracts	Liabilities	& Liabilities	& Liabilities	Instruments	Pledged	Net Amount
Counterparty:
HSBC Bank	$14,310,100	$—	$14,310,100	$—	$—	$14,310,100
Bank of America	239,622	—	239,622	—	—	239,622
Goldman Sachs	449,885	—	449,885	—	—	449,885
Total	$14,999,607	$—	$14,999,607	$—	$—	$14,999,607

Note 8. Futures Contracts

The Total Return Fund, Strategic Bond Fund and Japan Alpha Opportunities Fund invest in futures contracts.

Futures Contracts

The Total Return Fund, Strategic Bond Fund and Japan Alpha Opportunities Fund invest in futures contracts. At the time a Fund purchases or enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the terms of the contract. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses on futures contracts. This amount can be found on the Statement of Assets and Liabilities as Variation margin – futures contracts. The daily settlement of variation margin between the Fund and the broker serves to reduce counterparty risk to the Fund.  The use of long futures contracts by the Funds subjects them to a risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities and up to the total notional amount of the futures contract as shown in the Schedule of Investments. The use of short futures contracts by the Funds subjects them to a risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities and, hypothetically, up to an unlimited amount of loss that could exceed the notional amount of the futures contract as shown in the Schedule of Investments.

The effect of futures contracts on the Statements of Assets and Liabilities as of December 31, 2014 is as follows:

	Derivatives not accounted	Statement of Assets
Fund	for as hedging instruments	and Liabilities Location	Amount
Total Return Fund	Futures Contracts	Unrealized Appreciation –
		Futures Contracts	$40,016
Strategic Bond Fund	Futures Contracts	Unrealized Depreciation –
		Futures Contracts	$(12,542)
Japan Alpha Opportunities Fund	Futures Contracts	Unrealized Depreciation –
		Futures Contracts	$(1,909,538)

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Notes to Financial Statements
December 31, 2014 (Unaudited)

The effect of futures contracts on the Statements of Operations during the six months ended December 31, 2014 is as follows:

	Derivatives not accounted	Statement of
Fund	for as hedging instruments	Operations Location	Amount
Total Return Fund	Futures Contracts	Net Realized Gain (Loss) –
		Futures Contracts	$(9,115)

Total Return Fund	Futures Contracts	Net Change in Unrealized
		Appreciation (Depreciation) –
		Futures Contracts	$40,016
Strategic Bond Fund	Futures Contracts	Net Realized Gain (Loss) –
		Futures Contracts	$(37,882)

Strategic Bond Fund	Futures Contracts	Net Change in Unrealized
		Appreciation (Depreciation) –
		Futures Contracts	$(12,542)
Japan Alpha Opportunities Fund	Futures Contracts	Net Realized Gain (Loss) –
		Futures Contracts	$9,349,505

Japan Alpha Opportunities Fund	Futures Contracts	Net Change in Unrealized
		Appreciation (Depreciation) –
		Futures Contracts	$(3,079,132)

As of December 31, 2014, the Total Return Fund and Japan Alpha Opportunities Fund had long open futures contracts with notional amounts of $4,265,655 and $94,862,901, respectively. During the period ended December 31, 2014, the average notional amount of long open futures contracts held by the Total Return Fund and Japan Alpha Opportunities Fund were $4,375,391 and $83,430,230, respectively.

At December 31, 2014, the Total Return Fund and Strategic Bond Fund had short open futures contracts with notional amounts of $(15,782,958) and $(27,419,160), respectively. During the period ended December 31, 2014, the average notional amount of the short open future contracts held by the Total Return Fund and Strategic Bond Fund were $(7,903,599) and $(3,098,176), respectively.

Offsetting Assets & Liabilities – Futures Contracts

To facilitate the Fund’s investment in futures contracts, the Funds have entered into agreements with counterparties that dictate the terms under which the Funds and the counterparty will enter into such agreements. Under these agreements, both the Funds and the counterparty may be allowed to combine amounts owed to or receivable from the other and settle all outstanding obligations on a “net basis.” The Funds present such assets or liabilities related to futures contracts on a net basis on the Statements of Assets and Liabilities. In order to facilitate comparability amongst different funds, the table below shows what the Funds’ Statement of Assets and Liabilities accounts related to futures contracts would look like if they choose not to offset, or present on a net basis, assets and liabilities related to futures contracts.

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Notes to Financial Statements
December 31, 2014 (Unaudited)

Assets:
Gross Amounts not offset
		Gross Amounts	Net Amounts	in the Statement of
	Gross	Offset in the	Presented in	Assets & Liabilities
	Amounts of	Statement	the Statement
	Recognized	of Assets	of Assets	Financial	Collateral
Description	Assets	& Liabilities	& Liabilities	Instruments	Received	Net Amount
Total Return Fund
Futures contracts	$81,017	$(41,001)	$40,016	$—	$—	$40,016
Strategic Bond Fund
Futures contracts	60,224	(60,224)	—	—	—	—
Japan Alpha Opportunities Fund
Futures contracts	—	—	—	—	—	—
Liabilities:
Gross Amounts not offset
		Gross Amounts	Net Amounts	in the Statement of
	Gross	Offset in the	Presented in	Assets & Liabilities
	Amounts of	Statement	the Statement
	Recognized	of Assets	of Assets	Financial	Collateral
Description	Liabilities	& Liabilities	& Liabilities	Instruments	Pledged	Net Amount
Total Return Fund
Futures contracts	$41,001	$(41,001)	$—	$—	$—	$—
Strategic Bond Fund
Futures contracts	72,766	(60,224)	12,542	—	12,542	—
Japan Alpha Opportunities Fund
Futures contracts	1,909,538	—	1,909,538	—	1,909,538	—

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Expense Example For the Six Months Ended December 31, 2014 (Unaudited)

As a shareholder of a Fund you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period* (July 1, 2014 – December 31, 2014).

Actual Expenses
The “Actual Return” row in the following table provides information about actual account values based on actual returns and actual expenses.  As a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 14 days after you purchase, with certain limited exceptions.  Individual Retirement Accounts (“IRA”) that are held directly at the Funds will be charged a $15.00 annual maintenance fee. IRAs held by broker-dealers or through other means, may or may not incur an annual maintenance fee. Yet, if IRAs maintenance fees are charged to accounts held elsewhere, the fees charged may be more or may be less than $15.00.  To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The “Hypothetical Return” row in the following table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the Hypothetical information in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Expense
	July 1, 2014	December 31, 2014	During the Period*	Ratio*
Growth Equity Fund
Institutional Shares
Actual Return	$1,000	$1,047	$3.71	0.72%
Hypothetical (5% annual return before expenses)	$1,000	$1,022	$3.67	0.72%
Investor Shares
Actual Return	$1,000	$1,045	$4.48	0.87%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$4.43	0.87%
Advisor Shares
Actual Return	$1,000	$1,044	$5.77	1.12%
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$5.70	1.12%

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Expense Example For the Six Months Ended December 31, 2014 (Unaudited)

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Expense
	July 1, 2014	December 31, 2014	During the Period*	Ratio*
Value Equity Fund
Institutional Shares
Actual Return	$1,000	$ 970	$3.67	0.74%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$3.77	0.74%
Investor Shares
Actual Return	$1,000	$ 969	$4.42	0.89%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$4.53	0.89%
Advisor Shares
Actual Return	$1,000	$ 968	$5.65	1.14%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$5.80	1.14%

Flexible Equity Fund
Institutional Shares
Actual Return	$1,000	$1,086	$4.00	0.76%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$3.87	0.76%
Investor Shares
Actual Return	$1,000	$1,085	$4.78	0.91%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$4.63	0.91%
Advisor Shares
Actual Return	$1,000	$1,084	$6.09	1.16%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$5.90	1.16%

Equity Income Fund
Institutional Shares
Actual Return	$1,000	$1,038	$3.85	0.75%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$3.82	0.75%
Investor Shares
Actual Return	$1,000	$1,038	$4.62	0.90%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$4.58	0.90%
Advisor Shares
Actual Return	$1,000	$1,037	$5.90	1.15%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$5.85	1.15%

Sustainable Growth Fund
Institutional Shares
Actual Return	$1,000	$1,057	$3.89	0.75%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$3.82	0.75%
Investor Shares
Actual Return	$1,000	$1,056	$4.66	0.90%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$4.58	0.90%
Advisor Shares
Actual Return	$1,000	$1,055	$5.96	1.15%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$5.85	1.15%

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Expense Example For the Six Months Ended December 31, 2014 (Unaudited)

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Expense
	July 1, 2014	December 31, 2014	During the Period*	Ratio*
Small-Cap Growth Fund
Institutional Shares
Actual Return	$1,000	$1,033	$5.07	0.99%
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$5.04	0.99%
Investor Shares
Actual Return	$1,000	$1,032	$5.84	1.14%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$5.80	1.14%
Advisor Shares
Actual Return	$1,000	$1,031	$7.12	1.39%
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.07	1.39%

Small-Cap Fundamental Value Fund
Institutional Shares
Actual Return	$1,000	$1,040	$5.04	0.98%
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$4.99	0.98%
Investor Shares
Actual Return	$1,000	$1,039	$5.81	1.13%
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$5.75	1.13%
Advisor Shares
Actual Return	$1,000	$1,038	$7.09	1.38%
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.02	1.38%

Opportunity Fund
Investor Shares
Actual Return	$1,000	$1,041	$7.71	1.50%
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.63	1.50%

Multi-Strategy Fund
Institutional Shares
Actual Return	$1,000	$1,006	$2.68	1.60%
Hypothetical (5% annual return before expenses)	$1,000	$1,017	$8.13	1.60%

Intermediate Income Fund
Investor Shares
Actual Return	$1,000	$1,007	$2.38	0.47%
Hypothetical (5% annual return before expenses)	$1,000	$1,023	$2.40	0.47%
Advisor Shares
Actual Return	$1,000	$1,006	$3.64	0.72%
Hypothetical (5% annual return before expenses)	$1,000	$1,022	$3.67	0.72%

Total Return Fund
Institutional Shares
Actual Return	$1,000	$1,007	$0.91	0.54%
Hypothetical (5% annual return before expenses)	$1,000	$1,022	$2.75	0.54%
Investor Shares
Actual Return	$1,000	$1,006	$0.99	0.59%
Hypothetical (5% annual return before expenses)	$1,000	$1,022	$3.01	0.59%

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Expense Example For the Six Months Ended December 31, 2014 (Unaudited)

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Expense
	July 1, 2014	December 31, 2014	During the Period*	Ratio*
Strategic Bond Fund
Investor Shares
Actual Return	$1,000	$1,001	$1.17	0.70%
Hypothetical (5% annual return before expenses)	$1,000	$1,022	$3.57	0.70%
Advisor Shares
Actual Return	$1,000	$1,003	$6.26	1.24%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$6.31	1.24%

Maryland Bond Fund
Investor Shares
Actual Return	$1,000	$1,010	$2.48	0.49%
Hypothetical (5% annual return before expenses)	$1,000	$1,023	$2.50	0.49%

Tax Exempt Bond Fund
Investor Shares
Actual Return	$1,000	$1,015	$2.54	0.50%
Hypothetical (5% annual return before expenses)	$1,000	$1,023	$2.55	0.50%

Mortgage Securities Fund
Institutional Shares
Actual Return	$1,000	$1,014	$2.39	0.47%
Hypothetical (5% annual return before expenses)	$1,000	$1,023	$2.40	0.47%
Investor Shares
Actual Return	$1,000	$1,014	$2.64	0.52%
Hypothetical (5% annual return before expenses)	$1,000	$1,023	$2.65	0.52%

Strategic European Equity Fund
Institutional Shares
Actual Return	$1,000	$ 928	$5.49	1.13%
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$5.75	1.13%
Investor Shares
Actual Return	$1,000	$ 926	$6.22	1.28%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$6.51	1.28%
Advisor Shares
Actual Return	$1,000	$ 925	$7.42	1.53%
Hypothetical (5% annual return before expenses)	$1,000	$1,017	$7.78	1.53%

Japan Alpha Opportunities Fund
Institutional Shares
Actual Return	$1,000	$1,081	$6.03	1.15%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$5.85	1.15%
Investor Shares
Actual Return	$1,000	$1,081	$6.82	1.30%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$6.61	1.30%
Advisor Shares
Actual Return	$1,000	$1,080	$8.13	1.55%
Hypothetical (5% annual return before expenses)	$1,000	$1,017	$7.88	1.55%

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Expense Example For the Six Months Ended December 31, 2014 (Unaudited)

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Expense
	July 1, 2014	December 31, 2014	During the Period*	Ratio*
Emerging Markets Fund
Institutional Shares
Actual Return	$1,000	$ 944	$5.83	1.19%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$6.06	1.19%
Investor Shares
Actual Return	$1,000	$ 943	$6.56	1.34%
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$6.82	1.34%
Advisor Shares
Actual Return	$1,000	$ 942	$7.78	1.59%
Hypothetical (5% annual return before expenses)	$1,000	$1,017	$8.08	1.59%

Emerging Markets Small-Cap Fund
Institutional Shares
Actual Return	$1,000	$ 977	$1.85	1.71%
Hypothetical (5% annual return before expenses)	$1,000	$1,017	$8.69	1.71%
Investor Shares
Actual Return	$1,000	$ 977	$2.01	1.86%
Hypothetical (5% annual return before expenses)	$1,000	$1,016	$9.45	1.86%

*
The calculations are based on expenses incurred during the most recent six-month period ended as of the date of this report.  The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period divided by the number of days in the Funds’ current fiscal year, with the exception of the Actual Return calculations for the Total Return Fund which commenced operations on October 30, 2014, the Multi-Strategy Fund and the Investor Share Class of  the Strategic Bond Fund, each of which commenced operations on October 31, 2014, and the Emerging Markets Small-Cap Fund, which commenced operations on November 21, 2014.  For those Funds, the Actual Return calculations are for the period from their respective inception dates to December 31, 2014.

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Approval of: (i) the Continuation of the Investment Advisory Agreement and a Sub-Advisory
Agreement for Certain of the Funds, and (ii) the Adoption of the Investment Advisory Agreement
and a Sub-Investment Advisory Agreement for Certain Other of the Funds (Unaudited)

1.
Board of Trustees Approval of the Continuation of the Trust’s Investment Advisory Agreement (with respect to each of the Funds other than the Brown Advisory – WMC Strategic European Equity Fund, the Brown Advisory Mortgage Securities Fund and the Brown Advisory – WMC Japan Alpha Opportunities Fund)

In accordance with the Investment Company Act of 1940 Act, the Board of Trustees of the Trust is required, on an annual basis, to consider the continuation of the Investment Advisory Agreement between the Trust, on behalf of each of the Funds, and Brown Advisory LLC (“Brown Advisory” or the “Adviser”), as well as any applicable Sub-Advisory Agreements, and this must take place at an in-person meeting of the Board.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Investment Advisory Agreement, and it is the duty of the Adviser to furnish the Trustees with such information that is responsive to their request.  (Separate discussions of the Board’s consideration of matters with respect to: (1) the approval of the continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory – Somerset Emerging Markets Fund; (2) the approval of the adoption of the Investment Advisory Agreement with respect to the Brown Advisory Total Return Fund, the Brown Advisory Multi-Strategy Fund and the Brown Advisory Emerging Markets Small-Cap Fund, and (3) the approval of the adoption of the Sub-Investment Advisory Agreement with respect to the Brown Advisory Emerging Markets Small-Cap Fund are set forth immediately following this section).

Accordingly, in determining whether to approve the continuation of the Investment Advisory Agreement, the Trustees requested, and the Adviser provided, information and data relevant to the Board’s consideration.  This included materials prepared by the Adviser and by the Funds’ administrator that provided the Board with information regarding the investment performance of the Funds, and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds.  As part of its deliberations, the Board also considered and relied upon information about the Funds and Brown Advisory that they had received during the past year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board most recently considered the continuation of the Investment Advisory Agreement at an in-person meeting held on September 15, 2014.  At this meeting, the Board engaged in a thorough review process in connection with determining whether to continue the Investment Advisory Agreement.  In addition, the Board also considered the continuation of the currently effective Expense Limitation Agreement with respect to each Fund which would limit the total operating expenses for each class of shares of each of the Funds through October 31, 2015.

Following their review and consideration, the Trustees determined that the continuation of the Investment Advisory Agreement with respect to each of the Funds was advisable and would enable shareholders of the Funds to continue to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Funds and their shareholders.  Accordingly, the Board, including those Trustees who are not considered to be “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), unanimously approved the continuation of the Investment Advisory Agreement.  In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement.  The Trustees also carefully considered the profitability data and comparative fee, expense and performance information prepared for their use.  In considering the continuation of the Investment Advisory Agreement with respect to each Fund, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services provided.  The Trustees concluded that Brown Advisory is capable of providing high quality services to the Funds, as indicated by the nature, extent and quality of the services provided in the past by Brown Advisory to each of the Funds, Brown Advisory’s management capabilities demonstrated with respect to the Funds, the professional qualifications and experience of each of the portfolio managers of the Funds, Brown Advisory’s investment management and compliance oversight processes, and the competitive investment performance of the Funds.  On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services provided by Brown Advisory, the Trustees concluded that Brown Advisory is capable of generating a level of long-term investment performance that is appropriate in light of the Funds’ investment objectives, policies and strategies and is competitive with many other comparable investment companies.

The Board received and reviewed performance information for each of the Funds separately, including performance information, for applicable one-, three-, five- and ten-year periods ended June 30, 2014, and for shorter periods as applicable with respect to those Funds with shorter operating histories. The Board took into consideration that this information for certain of the Funds

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Approval of: (i) the Continuation of the Investment Advisory Agreement and a Sub-Advisory
Agreement for Certain of the Funds, and (ii) the Adoption of the Investment Advisory Agreement
and a Sub-Investment Advisory Agreement for Certain Other of the Funds (Unaudited)

included information from when these Funds were series of another registered investment company for which Brown Advisory had previously provided investment advisory services (the “Predecessor Funds”), and which were reorganized into the subject Funds as part of a reorganization transaction that was completed in October 2012.  The Board also reviewed with the representatives of Brown Advisory other information and data, including each Fund’s performance against its benchmark and its peers, as follows:

Equity Income Fund

The Board first reviewed information and materials regarding the performance results for the Equity Income Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the S&P 500 Index, for the one-year period ended June 30, 2014. The Board also noted that, because the Fund commenced operations in December 2011, the Fund has a relatively short performance history.

Flexible Equity Fund

The Board next reviewed information and materials regarding the performance results for the Flexible Equity Fund, noting that the Investor Shares of the Fund had outperformed its primary benchmark index, the S&P 500 Index, for the three- and five-year periods ended June 30, 2014, but had underperformed its primary benchmark index for the one-year period ended June 30, 2014.

Growth Equity Fund

The Board then reviewed information and materials regarding the performance results for the Growth Equity Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the Russell 1000 Growth Index, for the one-, three- and five-year periods ended June 30, 2014, but had outperformed its primary benchmark index for the ten-year period ended June 30, 2014.  The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.

Opportunity Fund

The Board next reviewed information and materials regarding the performance results for the Opportunity Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the Russell 3000 Index, for the one-, three- and ten-year periods ended June 30, 2014, but had outperformed its benchmark index for the five-year period ended June 30, 2014.

Small-Cap Fundamental Value Fund

The Board then reviewed information and materials regarding the performance results for the Small-Cap Fundamental Value Fund, noting that the Investor Shares of the Fund had outperformed its primary benchmark index, the Russell 2000 Value Index, for the one-, three- and five-year periods ended June 30, 2014.

Small-Cap Growth Fund

The Board next reviewed information and materials regarding the performance results for the Small-Cap Growth Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the Russell 2000 Growth Index, for the one-, three-, five- and ten-year periods ended June 30, 2014, but had only slightly underperformed its benchmark index for the five- and ten-year periods ended June 30, 2014.  The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.

Value Equity Fund

The Board then reviewed information and materials regarding the performance results for the Value Equity Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the Russell 1000 Value Index, for the three-, five- and ten-year periods ended June 30, 2014, but had outperformed its benchmark index for the one-year period ended June 30, 2014.

Sustainable Growth Fund

The Board next reviewed information and materials regarding the performance results for the Sustainable Growth Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the Russell 1000 Growth Index, for the one-year period ended June 30, 2014.  The Board also noted that, because the Fund commenced operations in June 2012, the Fund has a relatively short performance history.

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Approval of: (i) the Continuation of the Investment Advisory Agreement and a Sub-Advisory
Agreement for Certain of the Funds, and (ii) the Adoption of the Investment Advisory Agreement
and a Sub-Investment Advisory Agreement for Certain Other of the Funds (Unaudited)

Intermediate Income Fund

The Board then reviewed information and materials regarding the performance results for the Intermediate Income Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the Barclays Intermediate US Aggregate Bond Index, for the one-, three-, five- and ten-year periods ended June 30, 2014.  The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser, and the generally conservative investment approach utilized for the Fund was noted.

Maryland Bond Fund

The Board next reviewed information and materials regarding the performance results for the Maryland Bond Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the Barclays 1-10 Year Blended Municipal Bond Index, for the one-, three-, five- and ten-year periods ended June 30, 2014.  The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser, and the generally conservative investment approach utilized for the Fund was noted.

Strategic Bond Fund

The Board then reviewed information and materials regarding the performance results for the Strategic Bond Fund (formerly the Tactical Bond Fund), noting that the Investor Shares of the Fund had outperformed its primary benchmark index, the Barclays Intermediate US Aggregate Bond Index, for the one-year period ended June 30, 2014.  The Board also considered certain proposed changes to the Fund’s investment strategies to be effective as of October 31, 2014.

Tax Exempt Bond Fund

The Board next reviewed information and materials regarding the performance results for the Tax Exempt Bond Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the Barclays 1-10 Year Blended Municipal Bond Index, for the one-year period ended June 30, 2014.  The Board also noted that, because the Fund commenced operations in June 2012, the Fund has a relatively short performance history.

Somerset Emerging Markets Fund

The Board next reviewed information and materials regarding the performance results for the Somerset Emerging Markets Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the MSCI Emerging Markets Index, for the one-year period ended June 30, 2014.  The Board also noted that, because the Fund commenced operations in December 2012, the Fund has a relatively short performance history.

The cost of advisory services provided and the level of profitability.  The Board also considered the advisory fees and overall expenses of the Funds as compared to the advisory fees and overall expenses of other mutual funds in each Fund’s peer group, as well as profitability information with respect to Brown Advisory’s management and operation of the Funds.  On the basis of this comparative information, the Trustees determined that the overall advisory fees and expense ratios of the Funds are competitive with industry averages.  The Trustees noted that Brown Advisory had proposed the continuation of their contractual commitment for the benefit of shareholders of the Funds to limit the Funds’ operating expenses through October 31, 2015, subject to recoupment by the Adviser of certain amounts under specified circumstances.

The Board also considered Brown Advisory’s level of profitability with respect to each of the Funds, and noted that Brown Advisory’s level of profitability was acceptable and not unreasonable.  The Board reviewed the extent to which Brown Advisory uses its own financial resources to help promote and market the Funds in order to support various components of the distribution efforts of the Funds.  In considering the profitability of Brown Advisory from their operation of the Funds, the Trustees considered the level of profitability realized by Brown Advisory before the imposition of any distribution and marketing expenses incurred by the firm from its own resources.  The Board also considered information regarding the fees that Brown Advisory charges to its other clients for investment advisory services that are similar to the advisory services provided to the Funds and the Board noted that the fees charged to the Funds by the Adviser were reasonable in light of the nature of the services provided by the Adviser to the other accounts, the types of accounts involved, and the applicable services provided in each case. Accordingly, on the basis of the Board’s review of the fees charged by Brown Advisory for investment advisory services, the investment advisory and other services provided to the Funds by Brown Advisory, and the level of profitability from Brown Advisory’s relationship with the Funds, the Board concluded that the level of investment advisory fees and Brown Advisory’s profitability were appropriate in light

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Approval of: (i) the Continuation of the Investment Advisory Agreement and a Sub-Advisory
Agreement for Certain of the Funds, and (ii) the Adoption of the Investment Advisory Agreement
and a Sub-Investment Advisory Agreement for Certain Other of the Funds (Unaudited)

of the management fees, overall expense ratios and investment performance of comparable investment companies.  The Board reviewed with the representatives of Brown Advisory certain fee and expense information as follows:

Equity Income Fund

The Board first reviewed expense information and materials for the Equity Income Fund, noting that the Investment Advisory Agreement provided for a 0.60% investment advisory fee for the Fund, which was below average compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.92%, which is lower than the average net expense ratio of its peer funds.

Flexible Equity Fund

The Board next reviewed expense information and materials for the Flexible Equity Fund, noting that the Investment Advisory Agreement provided for a 0.60% investment advisory fee for the Fund, which was below average compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.97%, which was comparable to the average net expense ratio of its peer funds.

Growth Equity Fund

The Board then reviewed expense information and materials for the Growth Equity Fund, noting that the Investment Advisory Agreement provided for a 0.60% investment advisory fee for the Fund, which was below average compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.89%, which was comparable to the average net expense ratio of its peer funds.

Opportunity Fund

The Board next reviewed expense information and materials for the Opportunity Fund, noting that the Investment Advisory Agreement provided for a 0.85% investment advisory fee for the Fund, which was below average compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Investor Shares was 1.50% (after applicable waivers and/or reimbursements), which was higher than the average net expense ratio of its peer funds.

Small-Cap Fundamental Value Fund

The Board then reviewed expense information and materials for the Small-Cap Fundamental Value Fund, noting that the Investment Advisory Agreement provided for a 0.85% investment advisory fee for the Fund, which was above average compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Investor Shares was 1.15%, which was higher than the average net expense ratio of its peer funds.

Small-Cap Growth Fund

The Board next reviewed expense information and materials for the Small-Cap Growth Fund, noting that the Investment Advisory Agreement provided for a 0.85% investment advisory fee for the Fund, which was comparable to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Investor Shares was 1.16%, which was lower than the average net expense ratio of its peer funds.

Value Equity Fund

The Board then reviewed expense information and materials for the Value Equity Fund, noting that the Investment Advisory Agreement provided for a 0.60% investment advisory fee for the Fund, which was below average compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.92%, which was lower than the average net expense ratio of its peer funds.

Sustainable Growth Fund

The Board next reviewed expense information and materials for the Sustainable Growth Fund, noting that the Investment Advisory Agreement provided for a 0.60% investment advisory fee for the Fund, which was below average compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.92%, which was lower than the average net expense ratio of its peer funds.

www.brownadvisoryfunds.com

Approval of: (i) the Continuation of the Investment Advisory Agreement and a Sub-Advisory
Agreement for Certain of the Funds, and (ii) the Adoption of the Investment Advisory Agreement
and a Sub-Investment Advisory Agreement for Certain Other of the Funds (Unaudited)

Intermediate Income Fund

The Board then reviewed expense information and materials for the Intermediate Income Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below average compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.52% (after applicable waivers), which was lower than the average net expense ratio of its peer funds.

Maryland Bond Fund

The Board next reviewed expense information and materials for the Maryland Bond Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below average compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.52%, which was lower than the average net expense ratio of its peer funds.

Strategic Bond Fund

The Board then reviewed expense information and materials for the Strategic Bond Fund (formerly the Tactical Bond Fund), noting that the Investment Advisory Agreement provided for a 0.60% investment advisory fee for the Fund, which was below average compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Investor Shares was 1.08%, which was lower than the average net expense ratio of its peer funds.  The Board also considered certain proposed changes to the Fund’s fees and investment strategies to be effective as of October 31, 2014.

Tax Exempt Bond Fund

The Board next reviewed expense information and materials for the Tax Exempt Bond Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below average compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.52%, which was lower than the average net expense ratio of its peer funds.

Somerset Emerging Markets Fund

The Board next reviewed expense information and materials for the Somerset Emerging Markets Fund, noting that the Investment Advisory Agreement provided for a 0.90% investment advisory fee for the Fund, which was below average compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Investor Shares was 1.40%, which was lower than the average net expense ratio of its peer funds.

The extent to which economies of scale may be realized as the Funds grow and whether the advisory fees reflect possible economies of scale.  While it was noted that the Funds’ investment advisory fees will not decrease as the Funds’ assets grow because they are not subject to investment advisory fee breakpoints, the Trustees concluded that the Funds’ investment advisory fees are appropriate in light of the size of the Funds, and appropriately reflect the current economic environment for Brown Advisory and the competitive nature of the mutual fund marketplace.  The Trustees also noted that the Funds’ advisory fees are competitive against their peers.   The Trustees then noted that they will have the opportunity to periodically re-examine whether any of the Funds have achieved economies of scale, and the appropriateness of investment advisory fees payable to Brown Advisory with respect to the Funds, in the future at which time the implementation of fee breakpoints on applicable Funds could be further considered.

Benefits to Brown Advisory from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits that may be derived by Brown Advisory from its relationship with the Funds, including “soft dollar” benefits in connection with Fund brokerage transactions and use of the Funds’ performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders. In addition, the Trustees determined that the Funds  benefit from their relationship with Brown Advisory by virtue of Brown Advisory’s provision of business management and shareholder services, in addition to investment advisory services, at a cost to the Funds that is generally comparable to the costs of an outside service provider, which the Trustees had previously determined to be reasonable, fair and in the best interests of the shareholders of the Funds in light of the nature and quality of the services provided and the necessity of the services for the Funds’ operations.

Other Considerations.  In approving the continuation of the Investment Advisory Agreement, the Trustees determined that Brown Advisory has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the

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Approval of: (i) the Continuation of the Investment Advisory Agreement and a Sub-Advisory
Agreement for Certain of the Funds, and (ii) the Adoption of the Investment Advisory Agreement
and a Sub-Investment Advisory Agreement for Certain Other of the Funds (Unaudited)

best interests of the Funds and their shareholders.  The Board also acknowledged the experience and expertise of members of the Brown Advisory senior management team and the focus these individuals have on ensuring that the Funds operate successfully.  The Trustees also concluded that Brown Advisory has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including the Expense Limitation Agreement under which Brown Advisory has undertaken to waive a portion of its fees and to reimburse expenses of the Funds to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreement. The Board also considered matters with respect to the brokerage practices of Brown Advisory, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

The Board also considered various matters with respect to the distribution and shareholder servicing arrangements applicable to the Funds and they considered the distribution fees and the non-distribution shareholder servicing fees payable with respect to certain of the share classes of the Funds, including certain of such fees which are payable to the Adviser for the shareholder administrative services that it provides to shareholders of the Funds. The Board took note of the fact that the non-distribution related shareholder administrative fees payable to the Adviser are intended to compensate the Adviser for providing certain administrative services to those Fund shareholders covered by the applicable servicing arrangements in the relevant share classes.

The Board also took into consideration the nature and extent of the business management fees payable to the Adviser by each of the Funds pursuant to which Brown Advisory provides certain business management services to the Funds, which the Board had previously considered and approved at a prior meeting based upon a finding that the business management fees charged are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

In reaching their conclusion with respect to the approval of the of the continuation of the Investment Advisory Agreement and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, but rather, the Board took note of a combination of factors that had influenced their decision making process. They noted the level and quality of the investment advisory services provided by Brown Advisory to each of the Funds in the Trust, and they found that these services will continue to benefit the Funds and their shareholders and also reflected the Adviser’s overall commitment to the continued growth and development of the Funds.

Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement, were fair and reasonable and the Board voted to renew the Investment Advisory Agreement with respect to the Funds for an additional one-year period.

2.	Board of Trustees Approval of the Continuation of the Sub-Investment Advisory Agreement With Respect to the Brown Advisory – Somerset Emerging Markets Fund

The Sub-Investment Advisory Agreement with respect to the Brown Advisory – Somerset Emerging Markets Fund (the “Fund”) between Brown Advisory and Somerset Capital Management LLP, the sub-investment adviser to the Fund (“Somerset” or the “Sub-Adviser”), was also approved by the Board of Trustees at the Board meeting held on September 15, 2014.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the continuation of the Sub-Investment Advisory Agreement, and this was required to take place at an in-person meeting of the Board.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Sub-Advisory Agreement, and it is the duty of the Adviser and the Sub-Adviser, as applicable, to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Somerset, the Board of Trustees requested, and the Adviser and the Sub-Adviser provided, information and data relevant to the Board’s consideration.

The Board then undertook the consideration of various matters with respect to the proposed approval of the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Somerset. The Trustees considered various matters involving the respective services provided by each of the Adviser and the Sub-Adviser in connection with the management and operation of the Fund and they took note of the extensive oversight duties performed by the Adviser including investment management and compliance oversight of the operations of the Sub-Adviser.

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Approval of: (i) the Continuation of the Investment Advisory Agreement and a Sub-Advisory
Agreement for Certain of the Funds, and (ii) the Adoption of the Investment Advisory Agreement
and a Sub-Investment Advisory Agreement for Certain Other of the Funds (Unaudited)

The Board reviewed and evaluated the information that the Adviser and the Sub-Adviser had presented for the Board’s review. The Board particularly noted, among other considerations, that the Fund’s investment advisory fees and overall operating expenses were competitive with comparable mutual funds. The Board also took into account presentations made by Somerset and the Adviser throughout the year. Based on its review of all of the information, the Board determined that the Sub-Investment Advisory Agreement was consistent with the best interests of the Fund and its shareholders and would enable the Fund to continue to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the sub-investment advisory services provided.  The Trustees concluded that Somerset is capable of providing high quality sub-advisory services to the Fund as indicated by the professional qualifications and experience of the portfolio managers of the Fund, and Somerset’s investment management processes. On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services provided by Somerset, the Trustees concluded that Somerset is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services provided and the expected level of profitability.  On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the expense ratios for each respective class of shares of the Fund are competitive with industry averages. The Trustees also noted that the Fund is subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2015. The Board took note of the fact that the sub-advisory fee had been separately negotiated by Brown Advisory and Somerset. Accordingly, on the basis of the Board’s review of the fees charged by Somerset for sub-investment advisory services provided to the Fund, the Board concluded that the level of sub-investment advisory fees are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies, and that the sub-advisory fee had been separately negotiated at arms-length by independent third parties.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale.  While it was noted that the Fund’s investment sub-advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment sub-advisory fee breakpoints, the Trustees concluded that the Fund’s investment sub-advisory fees are appropriate in light of the size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Somerset and the competitive nature of the mutual fund marketplace. The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment sub-advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Somerset from its relationship with the Fund (and any corresponding benefits to the Fund).  The Trustees concluded that other benefits that may be derived by Somerset from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations.  In approving the continuation of the Sub-Investment Advisory Agreement, the Trustees determined that Somerset has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. The Board also considered matters with respect to the brokerage practices of Somerset, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them by Somerset with respect to the contract and the presentation of the representatives of Brown Advisory.  In reaching their conclusion with respect to the approval of the continuation of the Sub-Investment Advisory Agreement and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process. They noted the level and quality of investment advisory services provided by Somerset to the Fund and determined that these services will continue to benefit the Fund and its shareholders.  They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Somerset and they determined that the sub-advisory fee, as negotiated by Brown Advisory and Somerset, reasonably reflected the nature and extent of the services provided by Somerset with respect to the Fund.

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Approval of: (i) the Continuation of the Investment Advisory Agreement and a Sub-Advisory
Agreement for Certain of the Funds, and (ii) the Adoption of the Investment Advisory Agreement
and a Sub-Investment Advisory Agreement for Certain Other of the Funds (Unaudited)

3.
Board of Trustees Approval of the Adoption of the Investment Advisory Agreement With Respect to the Brown Advisory Total Return Fund, the Brown Advisory Multi-Strategy Fund and the Brown Advisory Emerging Markets Small-Cap Fund

The adoption of the Investment Advisory Agreement between the Trust, on behalf of the Brown Advisory Total Return Fund, the Brown Advisory Multi-Strategy Fund and the Brown Advisory Emerging Markets Small-Cap Fund (the “New Funds”), and Brown Advisory was approved by the Board of Trustees at the meeting of the Board held on September 15, 2014.  At the same meeting, the Board of Trustees also approved the Sub-Investment Advisory Agreement with respect to the Emerging Markets Small-Cap Fund between Brown Advisory and Macquarie Funds Management Hong Kong Ltd. (“Macquarie Hong Kong” or the “Sub-Adviser”), as sub-investment adviser to the Emerging Markets Small-Cap Fund.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of both the Investment Advisory Agreement and the Sub-Investment Advisory Agreement, and this was required to take place at an in-person meeting of the Board.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of each of the Agreements, and it is the duty of the Adviser and the Sub-Adviser, as applicable, to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve: (1) the Investment Advisory Agreement between the Adviser and the Trust with respect to the New Funds, and (2) the Sub-Investment Advisory Agreement between Brown Advisory and Macquarie Hong Kong with respect to the Emerging Markets Small-Cap Fund, the Board of Trustees requested, and the Adviser and the Sub-Adviser, as applicable, provided information and data relevant to the Board’s consideration.  This included materials prepared by the Adviser, the Sub-Adviser and by the Funds’ administrator that provided the Board with information regarding the investment performance of the Adviser’s and the Sub-Adviser’s similarly managed funds and separate accounts having similar investment objectives and strategies as the New Funds, and information regarding the estimated fees and expenses of the New Funds, as compared to other similar mutual funds.

The Board initially met by means of a special telephonic meeting held on August 8, 2014 in order to consider various matters with respect to the proposed approval of each of the Agreements.  At this meeting, the Board reviewed with representatives of the Adviser various matters with respect to the proposed establishment and organization of the New Funds, the proposed sub-advisory services to be provided to the Emerging Markets Small-Cap Fund by the Sub-Adviser, the nature and extent of the duties and responsibilities of the Adviser and the Sub-Adviser with respect to the Emerging Markets Small-Cap Fund, the compliance oversight process involving the New Funds and their operations, and the proposed fees and expenses of the New Funds, including the proposed sub-advisory fees applicable to the Emerging Markets Small-Cap Fund.  During this meeting representatives of the Adviser made a presentation to the Board regarding their proposal to provide investment advisory services to the New Funds and their recommendation to retain the Sub-Adviser to provide sub-advisory services to the Emerging Markets Small-Cap Fund and they reviewed the process that they had followed in determining to propose the selection of Macquarie Hong Kong to serve as Sub-Adviser to the Emerging Markets Small-Cap Fund.

The Board then met again at in-person meeting of the Board of Trustees held on September 15, 2014 to consider matters with respect to the New Funds and the members of the Board reviewed and considered the approval of the Investment Advisory Agreement and the Sub-Investment Advisory Agreement.  In addition, the Board also considered the adoption of an Expense Limitation Agreement with respect to the New Funds which would limit the total operating expenses of the New Funds through October 31, 2016, as well as a Business Management Agreement with Brown Advisory pursuant to which Brown Advisory would provide certain business management services to the New Funds.  At this meeting, representatives of the Adviser reviewed for the members of the Board their experience and background in managing the other Funds in the Trust, and they also reviewed information regarding the investment advisory process proposed to be followed by the Sub-Adviser.  In addition, the members of the Board reviewed with representatives of the Adviser various matters with respect to the proposed sub-advisory services to be provided to the Emerging Markets Small-Cap Fund by Macquarie Hong Kong and the investment strategies that would be employed by the firm in sub-advising that Fund.

Following their review and consideration of these matters, the Trustees determined that the Investment Advisory Agreement with the Adviser with respect to the New Funds would enable shareholders of the New Funds to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the New Funds and their shareholders.  Accordingly, the Board, including a majority of the Independent Trustees, unanimously approved the Investment Advisory Agreement for the New Funds.

www.brownadvisoryfunds.com

Approval of: (i) the Continuation of the Investment Advisory Agreement and a Sub-Advisory
Agreement for Certain of the Funds, and (ii) the Adoption of the Investment Advisory Agreement
and a Sub-Investment Advisory Agreement for Certain Other of the Funds (Unaudited)

In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement.  The Trustees also carefully considered the projected profitability data and comparative fee, expense and performance information prepared by Trust management.  In considering the Investment Advisory Agreement with respect to the New Funds, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant.  They based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided.  The Trustees concluded that Brown Advisory is capable of providing high quality services to the New Funds, as indicated by the nature and quality of services provided in the past to the other Funds in the Trust, Brown Advisory’s management capabilities demonstrated with respect to the other Funds in the Trust, the professional qualifications and experience of the members of Brown Advisory’s Open Architecture and Asset Allocation (“OAAA”) Team who will be responsible for implementing the investment strategy for the Multi-Strategy Fund and for carrying out the ongoing supervision and oversight of Macquarie Hong Kong’s investment activities with respect to the Emerging Markets Small-Cap Fund, Brown Advisory’s investment and compliance oversight processes, and the competitive investment performance of the other Funds in the Trust.  The Trustees also determined that Brown Advisory proposed to provide investment advisory services that were of the same quality as services provided to the other Funds in the Trust, and that these services are appropriate in scope and extent in light of the New Funds’ proposed operations, the competitive landscape of the investment company business and investor needs.  On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services to be provided by Brown Advisory, the Trustees concluded that Brown Advisory is capable of generating a level of long-term investment performance that is appropriate in light of each New Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services to be provided and the expected level of profitability.  On the basis of comparative information derived from the data that was included with the materials provided to the Board at their meeting, the Trustees determined that the overall projected expense ratios for each respective class of shares of the New Funds are competitive with industry averages.  The Trustees also noted that Brown Advisory had proposed a contractual commitment for the benefit of shareholders of the New Funds to limit each New Fund’s operating expenses through October 31, 2016.  The Board also focused on Brown Advisory’s projected level of profitability with respect to the New Funds, and noted that Brown Advisory’s expected level of profitability was acceptable and not unreasonable.  Accordingly, on the basis of the Board’s review of the fees to be charged by Brown Advisory for investment advisory services, the investment advisory (and, with respect to the Emerging Markets Small-Cap Fund, the sub-advisory oversight) services to be provided to the New Funds by Brown Advisory, and the estimated level of profitability from Brown Advisory’s relationship with the New Funds, the Board concluded that the level of investment advisory fees and Brown Advisory’s projected profitability are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.

The extent to which economies of scale may be realized as the New Funds grow and whether the advisory fees reflect possible economies of scale.  While it was noted that the New Funds’ investment advisory fees will not decrease as the New Funds’ assets grow because they will not be subject to investment advisory fee breakpoints, the Trustees concluded that the New Funds’ investment advisory fees are appropriate in light of the projected size of the New Funds, and appropriately reflect the current economic environment for Brown Advisory and the competitive nature of the mutual fund marketplace.  The Trustees then noted that they will have the opportunity to periodically re-examine whether the New Funds have achieved economies of scale, and the appropriateness of the investment advisory fees payable to Brown Advisory with respect to the New Funds, in the future at which time the implementation of fee breakpoints on the New Funds could be considered.

Benefits to Brown Advisory from its relationship with the New Funds (and any corresponding benefits to the New Funds).  The Trustees concluded that other benefits that may be derived by Brown Advisory from its relationship with the New Funds, including any potential “soft dollar” benefits in connection with the New Funds’ brokerage transactions and use of the New Funds’ performance track records in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the New Funds and their shareholders.  In addition, the Trustees determined that the New Funds will benefit from their relationship with Brown Advisory by virtue of Brown Advisory’s provision of business management and shareholder services, in addition to investment advisory services, at a cost to the New Funds that is generally comparable to the costs of an outside service provider, which the Trustees determined to be reasonable, fair and in the best interests of the shareholders of the New Funds in light of the nature and quality of the services to be provided and the necessity of the services for the New Funds’ operations.

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Approval of: (i) the Continuation of the Investment Advisory Agreement and a Sub-Advisory
Agreement for Certain of the Funds, and (ii) the Adoption of the Investment Advisory Agreement
and a Sub-Investment Advisory Agreement for Certain Other of the Funds (Unaudited)

Other Considerations.  In approving the Investment Advisory Agreement, the Trustees determined that Brown Advisory has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the New Funds in a professional manner that is consistent with the best interests of each of the New Funds and their shareholders.  The Board also considered, with respect to the Emerging Markets Small-Cap Fund, the nature of the oversight duties to be performed by Brown Advisory which include extensive investment management and compliance due diligence with respect to the operations of Macquarie Hong Kong, and the Board determined that the advisory fees fairly compensate Brown Advisory for the services that it is to perform pursuant to the Investment Advisory Agreement.  The Trustees also concluded that Brown Advisory has made a significant entrepreneurial commitment to the management and success of the New Funds, which entails a substantial financial and professional commitment, including the Expense Limitation Agreement under which Brown Advisory has undertaken to waive a portion of its fees to the benefit of the New Funds’ shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreement.  The Board also considered matters with respect to the brokerage practices of Brown Advisory, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

The Board also considered various matters with respect to the proposed distribution and shareholder servicing arrangements applicable to the New Funds and they considered the distribution fees and the non-distribution shareholder servicing fees payable with respect to certain of the share classes of the New Funds, including certain of such fees which may be payable to the Adviser for the shareholder administrative services that it proposes to provide to shareholders of the New Funds.  The Board took note of the fact that the non-distribution related shareholder administrative fees payable to the Adviser are intended to compensate the Adviser for providing certain administrative services to those shareholders of the New Funds covered by the applicable servicing arrangements in the relevant share classes.

The Board also took into consideration the nature and extent of the business management fees payable to the Adviser by each of the New Funds pursuant to which Brown Advisory will provide certain business management services to the New Funds, which the Board approved based upon a finding that the business management fees to be charged are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality and based upon the level and quality of business management services provided by Brown Advisory to the other Funds in the Trust.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them with respect to the proposed contracts and the presentation of the representatives of Brown Advisory, as well as the information and materials that they had been provided with in connection with their August 8, 2014 special telephonic board meeting at which they had considered various matters with respect to the proposed establishment and operation of the New Funds.  In reaching their conclusion with respect to the approval of the Investment Advisory Agreement and the level of fees to be paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process.  They noted the level and quality of investment advisory services provided by Brown Advisory to each of the other Funds in the Trust, and they found that these services will benefit the New Funds and their shareholders and also reflected management’s overall commitment to the growth and development of the New Funds.

4.	Board of Trustees Approval of the Adoption of the Sub-Investment Advisory Agreement With Respect to the Brown Advisory Emerging Markets Small-Cap Fund

At their September 15, 2014 Board meeting, the Board also undertook the consideration of various matters with respect to the proposed approval of the Sub-Investment Advisory Agreement between Brown Advisory and Macquarie Hong Kong.   They considered matters involving the respective services to be provided by each of the Adviser and the Sub-Adviser in connection with the management and operation of the Emerging Markets Small-Cap Fund and they took note of the extensive oversight duties to be performed by the Adviser including investment management and compliance oversight of the operations of the Sub-Adviser.

The Board reviewed and evaluated the information that the Adviser and the Sub-Adviser had presented for the Board’s review.  The Board particularly noted, among other considerations, that the Fund’s proposed investment advisory fees and overall operating expenses were competitive with comparable mutual funds, and that Macquarie Hong Kong has successfully managed other accounts with similar investment objectives and strategies.  Based on its review of all of the information, the Board determined that the Sub-Investment Advisory Agreement was consistent with the best interests of the Emerging Markets Small-Cap Fund and its shareholders and would enable the Fund to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders.  In reaching these conclusions, the Board considered the following:

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Approval of: (i) the Continuation of the Investment Advisory Agreement and a Sub-Advisory
Agreement for Certain of the Funds, and (ii) the Adoption of the Investment Advisory Agreement
and a Sub-Investment Advisory Agreement for Certain Other of the Funds (Unaudited)

The nature, extent and quality of the advisory services to be provided.  The Trustees concluded that Macquarie Hong Kong is capable of providing high quality sub-advisory services to the Emerging Markets Small-Cap Fund based upon its prior investment management experience and the professional qualifications and experience of the proposed portfolio managers for the Fund, and Macquarie Hong Kong’s investment and management processes.  On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services to be provided by Macquarie Hong Kong, the Trustees concluded that Macquarie Hong Kong is capable of generating a level of long-term investment performance that is appropriate in light of the Emerging Markets Small-Cap Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services to be provided and the expected level of profitability.  On the basis of comparative information derived from the data that was included with the Board materials, the Trustees determined that the overall projected expense ratios for each respective class of shares of the Emerging Markets Small-Cap Fund are competitive with industry averages.  The Trustees also noted that the Emerging Markets Small-Cap Fund will be subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2016.  The Board also took note of the fact that the sub-advisory fee had been separately negotiated by Brown Advisory and Macquarie Hong Kong and was consistent with fee arrangements for sub-advisory services in connection with other sub-advised mutual funds.  Accordingly, on the basis of the Board’s review of the fees to be charged by Macquarie Hong Kong for sub-investment advisory services to be provided to the Emerging Markets Small-Cap Fund, the Board concluded that the level of sub-investment advisory fees are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies, and that the sub-advisory fee had been separately negotiated at arm’s-length by independent third parties.

The extent to which economies of scale may be realized as the Emerging Markets Small-Cap Fund grows and whether the advisory fees reflect possible economies of scale.  While it was noted that the Emerging Markets Small-Cap Fund’s investment advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment advisory fee breakpoints, the Trustees concluded that the Fund’s investment advisory fees are appropriate in light of the projected size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Macquarie and the competitive nature of the mutual fund market.  The Trustees then noted that they will have the opportunity to periodically re-examine whether the Emerging Markets Small-Cap Fund has achieved economies of scale, and the appropriateness of the investment advisory fees and sub-investment advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Macquarie Hong Kong from its relationship with the Emerging Markets Small-Cap Fund (and any corresponding benefits to the Fund).  The Trustees concluded that other benefits that may be derived by Macquarie Hong Kong from its relationship with the Emerging Markets Small-Cap Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations.  In approving the Sub-Investment Advisory Agreement, the Trustees determined that Macquarie Hong Kong has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial and operational resources reasonably necessary to provide sub-advisory services to the Emerging Markets Small-Cap Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  The Board also considered matters with respect to the brokerage practices of Macquarie Hong Kong, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them with respect to the proposed contract and the presentation of the representatives of Brown Advisory, as well as the information and materials that they had been provided with in connection with their August 8, 2014 special telephonic meeting at which they had considered various matters with respect to the proposed establishment and operation of the Emerging Markets Small-Cap Fund.  In reaching their conclusion with respect to the approval of the Sub-Investment Advisory Agreement and the level of fees to be paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process.  They noted the level and quality of investment advisory services provided by Macquarie Hong Kong to its other investment advisory clients and they found that these services will benefit the Emerging Markets Small-Cap Fund and its shareholders.  They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Emerging Markets Small-Cap Fund between Brown Advisory

www.brownadvisoryfunds.com

Approval of: (i) the Continuation of the Investment Advisory Agreement and a Sub-Advisory
Agreement for Certain of the Funds, and (ii) the Adoption of the Investment Advisory Agreement
and a Sub-Investment Advisory Agreement for Certain Other of the Funds (Unaudited)

and Macquarie Hong Kong and they determined that the sub-advisory fee, as negotiated by Brown Advisory and Macquarie Hong Kong, reasonably reflected the nature and extent of the services to be provided by Macquarie Hong Kong with respect to the Emerging Markets Small-Cap Fund.

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Information About Proxy Voting (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at 800-540-6807 and by accessing the Funds’ website at www.brownadvisoryfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, by calling toll-free at 800-540-6807. In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at 800-540-6807. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. The Funds’ schedules of portfolio holdings are posted on their website at www.brownadvisoryfunds.com within ten business days after calendar quarter end.

Householding (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent toll free at 1-800-540-6807 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

www.brownadvisoryfunds.com

BROWN ADVISORY FUNDS

At Brown Advisory Funds, we believe that you deserve sincere and open communication on all issues relating to our relationship.

In this spirit, we wish to provide to you a summary of certain of our policies relating to confidentiality and privacy of shareholder information.

CONFIDENTIALITY AND PRIVACY POLICY

Brown Advisory Funds takes confidentiality of your personal information and privacy of your account very seriously.

Our commitment to safeguard your personal information goes beyond our legal obligations, and the principles that guide the way in which we conduct business are built upon the core values of trust, confidence and integrity. By adhering to the practices described in this policy, we affirm our continuing commitment to protecting your privacy.

Brown Advisory Funds collects only relevant information from shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We obtain non-public financial and other personal information (“Personal Information”) about you directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

We maintain physical, electronic and procedural safeguards that comply with applicable laws and regulations to protect your Personal Information, and we continually assess new technology with the aim of adding new safeguards to those we have in place. For example, we take many measures to protect your Personal Information while it is stored electronically.

In the normal conduct of our business, it may become necessary for us to share your Personal Information with companies who are under contract to perform services on behalf of Brown Advisory Funds. For example, those who may receive this information include the companies that provide Brown Advisory Funds with transfer agent, technology and administrative services, as well as the investment adviser, Brown Advisory LLC, who is an affiliate of Brown Advisory Funds. If you maintain a retirement/educational custodial account directly with Brown Advisory Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. We limit access to your Personal Information to only those employees of Brown Advisory Funds’ service providers with a business reason to know such information.

We do not sell Personal Information about current or former shareholders or their accounts to any third parties, and we have policies and procedures intended to prevent the disclosure of such Personal Information to third parties unless necessary to support the operations and administration of the Brown Advisory Funds, the Brown Advisory Funds’ compliance with applicable laws and regulations, or as otherwise permitted by law.

We strive to keep our records of your information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.

This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time.

www.brownadvisoryfunds.com

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INVESTMENT ADVISER
Brown Advisory LLC
901 South Bond Street, Suite 400
Baltimore, MD 21231
www.brownadvisory.com

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 540-6807

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
Dechert, LLP
1900 K Street, NW
Washington, DC 20006

	Institutional Shares		Investor Shares		Advisor Shares
	Symbol	CUSIP	Symbol	CUSIP	Symbol	CUSIP
Growth Equity Fund	BAFGX	115233702	BIAGX	115233504	BAGAX	115233603
Value Equity Fund	BAFVX	115233876	BIAVX	115233801	BAVAX	115233884
Flexible Equity Fund	BAFFX	115233843	BIAFX	115233868	BAFAX	115233850
Equity Income Fund	BAFDX	115233660	BIADX	115233686	BADAX	115233678
Sustainable Growth Fund	BAFWX	115233207	BIAWX	115233306	BAWAX	115233405
Small-Cap Growth Fund	BAFSX	115233819	BIASX	115233835	BASAX	115233827
Small-Cap Fundamental Value Fund	BAUUX	115233777	BIAUX	115233793	BAUAX	115233785
Opportunity Fund	—	—	BIAOX	115233769	—	—
Multi-Strategy Fund	BAFRX	115233488	—	—	—	—
Intermediate Income Fund	—	—	BIAIX	115233744	BAIAX	115233736
Total Return Fund	BAFTX	115233538	BIATX	115233520	—	—
Strategic Bond Fund	—	—	BIABX	115233470	BATBX	115233710
Maryland Bond Fund	—	—	BIAMX	115233751	—	—
Tax Exempt Bond Fund	—	—	BIAEX	115233108	—	—
Mortgage Securities Fund	BAFZX	115233546	BIAZX	115233587	—	—
WMC Strategic European Equity Fund	BAFHX	115233629	BIAHX	115233611	BAHAX	115233595
WMC Japan Alpha Opportunities Fund	BAFJX	115233579	BIAJX	115233561	BAJAX	115233553
Somerset Emerging Markets Fund	BAFQX	115233652	BIAQX	115233645	BAQAX	115233637
Emerging Markets Small-Cap Fund	BAFNX	115233512	BIANX	115233496	—	—

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.

BX-SEMIANNUAL

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

By (Signature and Title)*        /s/David M. Churchill
David M. Churchill, President

Date     March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/David M. Churchill
David M. Churchill, President

Date     March 6, 2015

By (Signature and Title)*        /s/Jason T. Meix
Jason T. Meix, Treasurer

Date     March 5, 2015

* Print the name and title of each signing officer under his or her signature.